[A logo for the Funds representing a Galaxy appears at the top of the page.]



      [A photo of two people talking near pillars appears on the cover.]


--------------------------------------------------------------------------------
  MONEY MARKET FUNDS REPORT
--------------------------------------------------------------------------------

  MONEY MARKET FUND . GOVERNMENT FUND
  TAX-EXEMPT FUND . U.S. TREASURY FUND

---------------------
  ANNUAL
  REPORT

  FOR THE YEAR ENDED
  OCTOBER 31, 1995
---------------------

--------------------


     Chairman's
      Message
--------------------

Dear Shareholder:

Enclosed is your performance report for the Galaxy Money Market Funds covering the 12 months ended October 31, 1995. In the Market Overview and Portfolio Reviews that follow, you'll learn about the various factors that influenced the direction of money market yields and the ways Fleet Investment Advisors Inc. structured investments in the Galaxy Money Market Funds to maximize returns in this environment. In reading our outlook for the months ahead, you'll see where money market yields may be headed and how that may affect the Funds' future investment strategies.

     At the end of 1994, concern loomed that rapid economic growth would push inflation higher, causing interest rates and money market investment yields to rise. However, towards the end of the first quarter of 1995, economic growth slowed resulting in declines in money market instrument yields and interest rates. By making the most of these changes, the Galaxy Money Market Funds continued to provide returns for their shareholders that were competitive with returns for other funds having similar objectives.

     As the period ended, money market yields were about the same as last October. A sharp decline in interest rates, however, delivered price gains for stocks and bonds that were exceptionally strong by historical standards. In the past year, stocks returned approximately 26%, as measured by the Standard & Poor's 500 Index, which is the 10th best 12-month return in the last 50 years. The return for bonds, measured by the Lehman Brothers Long-Term Government/Corporate Index, was just over 26% for the period, which is the third best 12-month return in 45 years.

     The gains for stocks and bonds more than compensated many investors who maintained their portfolios through the weak markets of 1994. Although past results do not guarantee future performance, this experience underscores the importance of a long-term, diversified approach toward investing that includes stocks and bonds as well as money market securities. While the investment risks of stocks and bonds are greater than money market securities, their historical returns have also been significantly greater.

     After reading this report you may have additional questions about the performance of your money market investments, or wish to discuss other parts of your portfolio. You can review these subjects with an Investment Specialist, at any time, by calling 800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees


-----------------------------------
Mutual Funds:

 . are not bank deposits
 . are not FDIC insured
 . are not obligations of Fleet Bank
 . are not guaranteed by Fleet Bank
 . are subject to investment risk
  including possible loss of
  principal amount invested
-----------------------------------

--------------------



  Market Overview
--------------------

MONEY MARKET OVERVIEW

By Fleet Investment Advisors Inc.

The last year brought dynamic changes for money market funds. Although inflation was moderate, investors became concerned at the end of 1994 that rapid economic growth would push inflation higher. As a result, short-term interest rates rose sharply for several months. Later in the first quarter of 1995, as growth seemed to slow, short-term rates began to fall. By investing in longer-term securities in this environment, the Galaxy Money Market Funds produced solid returns for the 12 months ended October 31, 1995.

     The fourth quarter of 1994 saw the economy growing rapidly with the gross domestic product ("GDP"), a measure of goods and services, rising at an annualized rate of 5.1%. Concerned that this growth would boost inflation, the Federal Reserve Board (the "Fed") increased its short-term Fed Funds rate from 4.75% to 6% between November 1994 and February 1995.

     Treasury bills, certificates of deposit and other money market yields rose swiftly in response. Eventually, higher interest rates began to rein in economic growth. Money market yields improved more slowly and then peaked in February 1995 when three-month Treasury securities were yielding 5.97%.

     As GDP growth fell to 1.3% in 1995's second quarter, investors began to believe the Fed would soon lower interest rates to prevent a recession. This anticipated rate reduction by the Fed caused money market yields to fall so quickly that yields for instruments maturing in three months to one year were nearly the same as the yields for shorter-maturity issues.

     On July 6, the Fed cut the Fed Funds rate to 5.75%. For the next few months, mixed economic news kept money market yields relatively low and maintained the small yield spread between short- and longer-term money market securities. Investors struggled to believe that the weak second quarter GDP figure of 1.3% was an aberration when the Commerce Department announced that the GDP had advanced at an expectedly strong rate of 4.2% in 1995's third quarter. Fed authorities said another rate cut was unlikely. After a slight increase in short-term rates, Three-month Treasury bills had bounced back up to 5.32% by the end of October 1995. Long-term bond yields also spiked on inflationary concerns, yielding more than short-term issues once again.

CHOOSING MATURITIES

Throughout the period we sought to maximize yields for the Galaxy Money Market Funds by adjusting maturities as interest rates fluctuated. As yields rose early in the period, we focused on issues with shorter maturities so we could invest more quickly in higher-yielding instruments. Many of these issues were overnight repurchase agreements ("repos"), in which sellers of securities agree to buy the securities back at their original prices plus interest. Although repos mature overnight, their yields were close to those of longer-term securities.

"Eventually higher interest rates began to rein in economic growth. Money market yields improved more slowly and then peaked in February 1995."

--------------------



  Market Overview
--------------------

PERFORMANCE AT-A-GLANCE As of October 31, 1995

--------------------------------------------------------------------------------

                                                               RETAIL     TRUST
                                                               SHARES     SHARES
                                                               ------     ------
GALAXY MONEY MARKET FUND
     7-day average yield..................................     4.94%      5.19%
     30-day average yield.................................     4.91%      5.17%
GALAXY GOVERNMENT FUND
     7-day average yield..................................     4.94%      5.21%
     30-day average yield.................................     4.92%      5.19%
GALAXY TAX-EXEMPT FUND
     7-day average yield..................................     3.03%      3.18%
     30-day average yield.................................     2.95%      3.10%
GALAXY U.S. TREASURY FUND
     7-day average yield..................................     4.74%      4.90%
     30-day average yield.................................     4.74%      4.91%

Investments in the Galaxy money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Yields are historical and will vary with market performance. Past performance is no guarantee of future results. Trust shares were first issued on November 1, 1994. Retail shares are currently charged a shareholder servicing fee of .10% of average daily net assets (See Note 3 in the Notes to Financial Statements).

--------------------------------------------------------------------------------

"Once economic growth picks up and interest rates begin to bottom, we'll look to shorten maturities once again to enjoy the full benefit of future increases in yields."


     As interest rates fell, we reduced investments in repos and purchased issues with longer maturities to lock in the higher yields offered by these securities. Because there was little or no yield advantage in purchasing issues with the longest maturities, we kept the average maturity of the Funds' investments near 30 days.

     We further improved the Funds' yields by avoiding the purchase of issues that matured on dates when investors thought the Fed would change interest rates. This was because stronger demand for such issues boosted their prices and significantly diminished their yields.

MARKET OUTLOOK

Although the economy accelerated in 1995's third quarter, many signs of weakness remain. Fleet Investment Advisors Inc. expects modest growth rates for the GDP of 2% in the fourth quarter of 1995 and 2.5% in 1996. This should keep inflation near 2.7% and allow interest rates to drift lower in the year to come.

     Because of anticipated lower interest rates and the attractiveness of longer-term yields, we've started to lengthen average maturities for investments in the Galaxy Money Market Funds. We've also added investments in commercial paper, whose yields have improved against the yields for government securities. Once economic growth picks up and interest rates begin to bottom, we'll look to shorten maturities once again to enjoy the full benefit of future increases in yields.

--------------------



 Portfolio Reviews
--------------------

Galaxy Money Market Fund

[A photo of Money Market Funds manager Pat Galuska appears here.]

By Pat Galuska
Portfolio Manager

Careful choice of investment maturities helped the Galaxy Money Market Fund achieve solid returns for the 12 months ended October 31, 1995. During this period, the Fund's Retail and Trust shares provided net total returns of 5.23% and 5.43%, respectively, after deduction of fund expenses. For the same period, money market funds tracked by Donoghue's Money Fund Average/Taxable returned 5.42%

GALAXY MONEY
MARKET FUND

Distribution of Total Net
Assets as of October 31, 1995

[A pie chart listing Money Market Fund investments by type appears here.]

Commercial Paper                    56%
U.S. Gov't. & Agency Obligations    36%
Repurchase Agreements               11%

-3.00% net other assets and liabilities


ADJUSTING TO CHANGES IN YIELDS

While short-term interest rates were rising, we cut the average maturity of the Fund's holdings from 43 days to 20 days to invest more quickly in higher-yielding securities. Towards the end of the first quarter of 1995, as interest rates fell, and the yields on short- and longer-term issues grew farther apart, we lengthened the average maturity once again. This provided the Fund with attractive yields for as long as possible once interest rates began to decline. At the end of October 1995, the Fund had an average maturity of 39 days.

     We further enhanced the Fund's yield during the 12-month period by staggering investment maturity dates and by avoiding the rollover of securities on dates when Wall Street believed the Fed would change interest rates. Because most money managers expected new investment opportunities when rates changed, there was a strong demand for securities that matured on those days. Since strong demand brought weaker yields, however, investment opportunities were actually better once demand had dropped.

     Although the Fund remained heavily invested in commercial paper and issues of U.S. government agencies for most of the period, we increased the weighting in Treasury bills to 10% early in the period as yields in that sector grew more attractive. Later, as stronger supplies of new issues improved the yields for commercial paper, we put greater emphasis on these issues while curbing investments in Treasuries.

GALAXY MONEY
MARKET FUND

7-Day Average Yield

[A line chart comparing the month end yields for the Money Market Fund's retail shares and trust shares and the Donoghue's Money Market Funds All Taxable Average appears here:]

                Galaxy-Retail   Galaxy-Institutional    Donoghue's
10/31/94             4.49               4.49               4.4
11/30/94             4.62               4.69               4.84
12/31/94             4.98               5.13               5.12
1/31/95              5.3                5.47               5.23
2/28/95              5.35               5.51               5.49
3/31/95              5.39               5.6                5.53
4/30/95              5.46               5.67               5.51
5/31/95              5.32               5.52               5.51
6/30/95              5.28               5.47               5.46
7/31/95              5.13               5.32               5.32
8/31/95              5.01               5.22               5.25
9/30/95              4.99               5.25               5.21
10/31/95             4.94               5.19               5.22

 * Trust shares were first issued on November 1, 1994.

** Donoghue's Money Fund Average/Taxable reflects the average current investment rate paid by 649 money market funds.

--------------------



 Portfolio Reviews
--------------------

GALAXY GOVERNMENT
FUND

[A pie chart listing Government Fund investments by type appears here:]

U.S. Gov't. Agency Obligations   90%
Repurchase Agreements            13%


LOOKING AHEAD

If the economy weakens in coming months, as we expect, short-term interest rates could still edge lower. For this reason, we may continue to lengthen the Fund's average maturity further and look for other ways to enhance its yield.

Pat Galuska has managed the Galaxy Money Market Fund since September 1994.


GALAXY GOVERNMENT
FUND

7-Day Average Yield

[A line chart comparing the month end yields for the Government Fund's retail shares and trust shares and the Donoghue's Government Funds All Taxable Average appears here:]

                Galaxy-Retail   Galaxy-Institutional    Donoghue's
10/31/94             4.54               4.54               4.21
11/30/94             4.59               4.73               4.67
12/31/94             5.03               5.16               4.9
1/31/95              5.31               5.44               4.99
2/28/95              5.41               5.53               5.3
3/31/95              5.29               5.49               5.35
4/30/95              5.3                5.48               5.32
5/31/95              5.29               5.48               5.35
6/30/95              5.27               5.46               5.3
7/31/95              5.11               5.29               5.16
8/31/95              4.98               5.21               5.08
9/30/95              4.98               5.26               5.05
10/31/95             4.94               5.21               5.06

 * Trust shares were first issued on November 1, 1994.

** The Donoghue's Money Fund Average/Government reflects the average current investment rate paid by 201 money market funds with government securities portfolios.


GALAXY GOVERNMENT FUND

By Pat Galuska
Portfolio Manager

In the last year, money market investors watched closely for signs that the Fed would make changes in interest rates. Many expected special investment opportunities when those changes occurred. So as consensus grew about the timing of the changes, demand increased for securities that matured on those dates. This strengthened the prices of such securities, but lowered their yields.

     By choosing investments that matured a week after investors expected a change in interest rates, the Galaxy Government Fund maximized its yield and delivered strong returns. For the 12 months ended October 31, 1995, the Fund's Retail and Trust shares had total returns of 5.20% and 5.39%, respectively. By comparison, funds tracked by Donoghue's Government Money Fund Average/Government had an average return of 5.23%.

OTHER STRATEGIES

In the first part of 1995, as short-term rates were peaking, there was also strong demand for the higher yields of U.S. government agency Galaxy Government Fund Distribution of Total Net Assets as of October 31, 1995 securities. As demand raised the prices on these securities, their yields became less attractive compared to direct obligations of the U.S. Government, such as Treasury bills. As a result, we increased the Fund's Treasury holdings from 5% of the portfolio to 15% in the early months of the period.

     We also improved the Fund's yield by adjusting the average maturity of its investments as interest rates fluctuated. While rates were rising, we kept the average maturity relatively short to invest more quickly in higher-yielding securities. Once interest rates fell towards the later part of the first quarter of 1995, and there was greater difference between the yields for short- and longer-term issues, we lengthened the average maturity to lock in the higher yields. As the period ended, the Fund had an average maturity of 45 days.

--------------------



 Portfolio Reviews
--------------------

GALAXY TAX-EXEMPT
FUND

Distribution of Total Net
Assets as of October 31, 1995

[A pie chart listing Tax Exempt Fund investments by region appears here:]

North Central           12%
East                    21%
Pacific                 7%
South                   57%
Mountain                3%


GOING FORWARD

We believe the Fund's average maturity is well-positioned for the months to come. If the economy weakens further and short-term interest rates continue to fall, however, we may further increase the Fund's investments in longer-maturity issues.

Pat Galuska has managed the Galaxy Government Fund since September 1994.

GALAXY TAX-EXEMPT FUND

By Pat Galuska
Portfolio Manager

In the past year, the tax-exempt money market experienced significant changes in supply and demand. By making the most of these changes, the Galaxy Tax-Exempt Fund produced attractive returns. For the 12 months ended October 31, 1995, the Fund's Retail and Trust shares had total returns of 3.16% and 3.29%, respectively. That compares with an average return of 3.35% for money market funds tracked by Donoghue's Money Fund Average/Tax-Free.


GALAXY TAX-EXEMPT
FUND

7-Day Average Yield

[A line chart comparing the month end yields for the Tax-Exempt Fund's retail shares and trust shares and the Donoghue's All Tax Free Funds All Taxable Average appears here:]

                Galaxy-Retail   Galaxy-Institutional    Donoghue's
Oct 31, 94           2.76              2.76                2.83
Nov 30, 94           2.77              2.88                3.1
Dec 31, 94           3.22              3.31                3.78
Jan 31, 95           3.3               3.4                 3.14
Feb 28, 95           3.41              3.51                3.48
Mar 31, 95           3.43              3.57                3.45
Apr 30, 95           3.55              3.7                 3.68
May 31, 95           3.45              3.6                 3.61
Jun 30, 95           3.35              3.5                 3.59
Jul 31, 95           3.02              3.17                3.19
Aug 31, 95           2.93              3.08                3.21
Sep 30, 95           3.05              3.2                 3.41
Oct 31, 95           3.03              3.18                3.32

 * Trust shares were first issued on November 1, 1994.

** Donoghue's Money Fund Average/Tax-Free reflects the current investment rate paid by 351 money market funds with tax-free portfolios.


TARGETING REVENUE ISSUES

For most of the period, there was strong demand for tax-exempt money market securities and limited supplies of new issues. This was especially true in the second and third quarters of 1995, when talk of tax reform drove investors from long-term tax-exempt issues into shorter-term securities.

     These factors put upward pressure on the prices of tax-exempt instruments, and downward pressure on their yields. The effect was less pronounced for revenue obligations, however. That's because there were greater supplies of revenue issues, which pay interest from the proceeds of projects they fund, than there were of general obligation securities, which pay interest from state and local taxes. Given this, we enhanced the Fund's yield by investing heavily in revenue instruments from states with especially strong supplies.

     We further improved the Fund's yield by adjusting the average maturity of its investments. Early in the period, as short-term rates were rising, we reduced the average maturity to invest in higher-yielding securities more quickly. Later, as rates began to fall, we increased the Fund's average maturity to lock in the

--------------------



 Portfolio Reviews
--------------------

higher yields. After reducing the Fund's average maturity from 52 days to 37 days between October 1994 and April 1995, we extended the average maturity slightly to 41 days by the end of October 1995.

NEW OPPORTUNITIES

We may extend the Fund's average maturity further in coming months if short-term rates fall lower and supplies of new issues increase. We may also add investments in tax-exempt commercial paper with longer maturities, if we find yields in this sector that are especially attractive.

Pat Galuska has managed the Galaxy Tax-Exempt Fund since the Fund began in June of 1988.

GALAXY U.S. TREASURY FUND

By Pat Galuska
Portfolio Manager

By making the most of higher money market yields as interest rates rose, and maximizing yields as rates fell, the Galaxy U.S. Treasury Fund produced solid returns for the 12 months ended October 31, 1995. During that time, the Fund's Retail and Trust shares had total returns of 4.99% and 5.18%, respectively. That compares to 5.25% for Donoghue's Money Fund Average/U.S. Government and Agencies.

ADJUSTING MATURITIES

     As the period began, short-term interest rates were rising sharply. To make it easier to invest in ever-increasing yields, we reduced the average maturity of the Fund's investments from 36 days to 20 days. As interest rates started to fall during the first quarter of 1995, and the spread between yields on

GALAXY U.S. TREASURY FUND

7-Day Average Yield

[A line chart comparing the month end yields for the Tax-Exempt Fund's retail shares and trust shares and the Donoghue's All Tax Free Funds All Taxable Average appears here:]

                Galaxy-Retail   Galaxy-Institutional    Donoghue's
Oct 31, 94           2.76              2.76                2.83
Nov 30, 94           2.77              2.88                3.1
Dec 31, 94           3.22              3.31                3.78
Jan 31, 95           3.3               3.4                 3.14
Feb 28, 95           3.41              3.51                3.48
Mar 31, 95           3.43              3.57                3.45
Apr 30, 95           3.55              3.7                 3.68
May 31, 95           3.45              3.6                 3.61
Jun 30, 95           3.35              3.5                 3.59
Jul 31, 95           3.02              3.17                3.19
Aug 31, 95           2.93              3.08                3.21

 * Trust shares were first issued on November 1, 1994.

** The Donoghue's Money Fund Average/U.S. Government & Agencies reflects the current investment rate paid by 97 money market funds with U.S. Government & Agencies portfolios.

--------------------



 Portfolio Reviews
--------------------

GALAXY U.S. TREASURY
FUND

Distribution of Total Net
Assets as of October 31, 1995

[PIE CHART APPEAR HERE]

U.S. Treasury Bills          69%
Federal Farm Credit Bank     25%
Federal Home Loan Bank       10%

-4.00% net other assets and liabilities


short- and longer-term issues widened, we lengthened the average maturity once again. This allowed the Fund to enjoy the higher yields that were then available for a longer amount of time. By the end of the period, the Fund had an average maturity of 43 days.

     During the period we also shifted the Fund's mix of securities to correlate with the changes in interest rates. Once it was clear interest rates would fall, there was greater demand for the higher yields of securities issued by U.S. government agencies. This put upward pressure on the securities' prices and downward pressure on their yields. As the yields on agency issues became less attractive, we invested more heavily in U.S. Treasury bills. This increased the Fund's weighting in U.S. Treasuries from 67% to 69% during the period.

     Throughout this time we continued to stagger the dates on which the Fund's investments matured. This allowed us to react more quickly as interest rates changed.

FUTURE STRATEGIES

If the economy weakens further and interest rates edge lower, we will probably continue to focus on issues with longer maturities. Once rates bottom and appear set to rise, we would emphasize shorter-term issues again to increase the chance to invest in higher yields. If the yields on government agency issues become more attractive, we may also increase the Fund's investments there.

Pat Galuska has managed the Galaxy U.S. Treasury Fund since September 1994.

--------------------------------------------------------------------------------

 Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Total return figures in this report include changes in share price, and reinvestment of dividends and capital gains distributions, if any.

--------------------



    Shareholder
     Services
--------------------

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, statement savings, NOW or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in declining markets.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

INFORMATION

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology. Timely, comprehensive mutual fund account statements offer status reports on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can appear on your regular bank account statement.

INVESTMENT SPECIALISTS

In many Fleet branch offices you can visit one-on-one with an Investment Specialist* whose main concern is that you select the investments that match your individual needs. This service is at no cost to you.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0413 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

--------------------------------------------------------------------------------

Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.

* Investment Specialists are registered representatives of FIS Securities, Inc., member NASD, or 440 Financial Distributors, Inc., member NASD and SIPC.


"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

--------------------

                       MONEY MARKET FUND
                       PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                          VALUE
  PAR VALUE                                                                                              (NOTE 2)
  ---------                                                                                              --------
COMMERCIAL PAPER (A) - 55.89%
                  FINANCIAL SERVICES - 28.73%
$ 15,000,000      A I Credit Corp.
                  5.73%, 01/10/96..............................................................      $    14,835,208
  25,000,000      Associates Corp.
                  5.81%, 11/06/95..............................................................           24,980,104
  30,000,000      Exxon Asset Management
                  5.77%, 11/13/95..............................................................           29,943,100
  25,000,000      Ford Motor Credit Corp.
                  5.81%, 11/06/95..............................................................           24,980,104
  20,000,000      General Electric Capital Corp.
                  5.80%, 11/07/95..............................................................           19,980,933
  25,000,000      Metlife Funding, Inc.
                  5.73%, 11/14/95..............................................................           24,948,993
  35,000,000      Morgan Stanley Group, Inc.
                  5.79%, 01/12/96..............................................................           34,600,300
  10,000,000      Pitney Bowes Credit Corp.
                  5.76%, 01/17/96..............................................................            9,878,511
  35,000,000      State Street Bank and Trust
                  5.87%, 01/25/96..............................................................           35,000,000
  24,025,000      USAA Capital Corp.
                  5.78%, 11/16/95..............................................................           23,967,941
  20,000,000      USAA Capital Corp.
                  5.75%, 01/26/96..............................................................           19,729,100
                                                                                                     ---------------
                                                                                                         262,844,294
                                                                                                     ---------------
                  CONSUMER STAPLES - 10.03%
  13,000,000      Anheuser-Busch Cos., Inc.
                  5.78%, 11/09/95..............................................................           12,983,533
  22,000,000      Hershey Foods Corp.
                  5.78%, 11/17/95..............................................................           21,944,267
  12,000,000      Pfizer, Inc.
                  5.80%, 11/03/95..............................................................           11,996,187
  35,000,000      Procter & Gamble Co.
                  5.71%, 11/15/95..............................................................           34,923,369
  10,000,000      Procter & Gamble Co.
                  5.74%, 01/19/96..............................................................            9,875,795
                                                                                                     ---------------
                                                                                                          91,723,151
                                                                                                     ---------------
                  CONSUMER CYCLICALS - 4.60%
  20,000,000      Toys `R' Us
                  5.77%, 11/21/95..............................................................           19,936,778
  11,500,000      McGraw Hill, Inc.
                  5.76%, 01/30/96..............................................................           11,336,700

                      See Notes to Financial Statements.

--------------------

                       MONEY MARKET FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                          VALUE
  PAR VALUE                                                                                              (NOTE 2)
  ---------                                                                                              --------
                  CONSUMER CYCLICALS (CONTINUED)
$ 10,800,000     Wal-Mart Stores, Inc.
                  5.78%, 11/07/95..............................................................      $    10,789,740
                                                                                                     ---------------
                                                                                                          42,063,218
                                                                                                     ---------------
                  TELECOMMUNICATIONS - 4.11%
  18,000,000      American Telephone & Telegraph Corp.
                  5.78%, 01/05/96..............................................................           17,814,750
  20,000,000      American Telephone & Telegraph Corp.
                  5.78%, 01/12/96..............................................................           19,772,000
                                                                                                     ---------------
                                                                                                          37,586,750
                                                                                                     ---------------
                  BASIC MATERIALS - 3.53%
  20,000,000      Minnesota Mining & Manufacturing Co.
                  5.71%, 11/03/95..............................................................           19,993,744
  12,345,000      Minnesota Mining & Manufacturing Co.
                  5.73%, 12/13/95..............................................................           12,263,626
                                                                                                     ---------------
                                                                                                          32,257,370
                                                                                                     ---------------
                  TECHNOLOGY - 2.71%
  25,097,000      Hewlett Packard Co.
                  5.68%, 01/05/96..............................................................           24,843,241
                                                                                                     ---------------
                  ENERGY - 2.18%
  20,000,000      Shell Oil Co.
                  5.76%, 11/17/95..............................................................           19,949,511
                                                                                                     ---------------
                  TOTAL COMMERCIAL PAPER.......................................................          511,267,535
                  (Cost $511,267,535)                                                                ---------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 35.70%
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.45%
  55,000,000      5.72%, 11/15/95..............................................................           55,000,000
  33,495,000      5.68%, 11/16/95..............................................................           33,416,862
  25,000,000      6.72%, 02/28/96..............................................................           25,076,291
  21,000,000      6.86%, 02/28/96..............................................................           21,070,994
  25,000,000      5.66%, 03/15/96..............................................................           25,001,449
                                                                                                     ---------------
                                                                                                         159,565,596
                                                                                                     ---------------

                      See Notes to Financial Statements.

--------------------

                       MONEY MARKET FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                          VALUE
  PAR VALUE                                                                                              (NOTE 2)
  ---------                                                                                              --------
                  FEDERAL FARM CREDIT BANK - 13.66%
$ 50,000,000      5.73%, 11/01/95..............................................................      $    50,000,000
  50,000,000      5.70%, 12/01/95..............................................................           50,000,000
  25,000,000      5.66%, 02/01/96..............................................................           25,000,000
                                                                                                     ---------------
                                                                                                         125,000,000
                                                                                                     ---------------
                  FEDERAL HOME LOAN BANK - 2.74%
  25,000,000      6.85%, 02/28/96..............................................................           25,083,882
                                                                                                     ---------------
                  U.S. TREASURY BILL - 1.85%
  17,000,000      5.41%, 11/24/95..............................................................           16,941,024
                                                                                                     ---------------
                  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.................................          326,590,502
                  (Cost $326,590,502)                                                                ---------------

REPURCHASE AGREEMENTS - 11.03%
 100,000,000      Bear Stearns Securities Corp.
                  5.90%, 11/01/95, Dated 10/31/95
                  Repurchase Price $100,016,389
                  (Collateralized by U.S. Treasury Notes 6.13% to 6.50%, Due 1996 to 1997;
                  Total Par $100,740,000; Market Value $102,142,300)...........................          100,000,000
     928,566      HSBC Securities
                  5.95%, 11/01/95, Dated 10/31/95
                  Repurchase Price $928,719
                  (Collateralized by U.S. Treasury Bill, Due 1996;
                  Total Par $1,000,000; Market Value $942,800).................................              928,566
                                                                                                     ---------------
                  TOTAL REPURCHASE AGREEMENTS..................................................          100,928,566
                  (Cost $100,928,566)                                                                ---------------

TOTAL INVESTMENTS - 102.62%....................................................................          938,786,603
(Cost $938,786,603)**                                                                                ---------------

NET OTHER ASSETS AND LIABILITIES - (2.62)%.....................................................          (23,970,556)
                                                                                                     ---------------
NET ASSETS - 100.00%...........................................................................      $   914,816,047
                                                                                                     ===============

--------------------------------------------------------------------------------

 ** Aggregate cost for Federal tax purposes.

(A) Annualized yields at time of purchase

                      See Notes to Financial Statements.

--------------------

                       GOVERNMENT FUND
                       PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                          VALUE
  PAR VALUE                                                                                              (NOTE 2)
  ---------                                                                                              --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 90.27%
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 47.20%
$ 40,000,000      5.66%, 11/03/95..............................................................      $     39,987,600
  35,000,000      5.65%, 11/09/95..............................................................            34,956,678
  55,000,000      5.72%, 11/15/95..............................................................            55,000,000
  50,000,000      5.68%, 11/16/95..............................................................            49,883,281
  40,325,000      5.63%, 11/27/95..............................................................            40,163,364
  48,685,000      5.65%, 11/29/95..............................................................            48,473,843
  35,000,000      5.65%, 01/03/96..............................................................            34,658,225
  35,000,000      5.68%, 01/05/96..............................................................            34,646,111
  35,000,000      5.65%, 01/08/96..............................................................            34,631,761
  25,000,000      5.66%, 01/19/96..............................................................            24,693,875
  25,000,000      5.60%, 02/27/96..............................................................            24,547,667
  25,000,000      6.72%, 02/28/96..............................................................            25,076,291
  25,000,000      5.66%, 03/15/96..............................................................            25,001,449
                                                                                                     ----------------
                                                                                                          471,720,145
                                                                                                     ----------------
                  FEDERAL HOME LOAN BANK - 19.25%
  23,585,000      5.71%, 11/07/95..............................................................            23,562,869
  60,000,000      5.60%, 11/27/95..............................................................            59,760,583
  40,000,000      5.63%, 01/17/96..............................................................            39,525,167
  40,000,000      5.64%, 01/24/96..............................................................            39,481,067
  30,000,000      6.85%, 02/28/96..............................................................            30,101,039
                                                                                                     ---------------
                                                                                                          192,430,725
                                                                                                     ----------------
                  FEDERAL FARM CREDIT BANK - 16.80%
  37,000,000      5.73%, 11/01/95..............................................................            37,000,000
  22,000,000      5.70%, 11/06/95..............................................................            21,982,828
  50,000,000      5.70%, 12/01/95..............................................................            50,000,000
  25,000,000      5.66%, 02/01/96..............................................................            25,000,000
  13,000,000      7.11%, 02/01/96..............................................................            13,041,328
  20,800,000      6.76%, 02/28/96..............................................................            20,864,683
                                                                                                     ----------------
                                                                                                          167,888,839
                                                                                                     ----------------

                      See Notes to Financial Statements.

--------------------

                       GOVERNMENT FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                          VALUE
  PAR VALUE                                                                                              (NOTE 2)
  ---------                                                                                              --------
                  U.S. TREASURY BILLS - 4.02%
$ 10,501,000      5.41%, 11/24/95..............................................................            10,464,570
  10,000,000      5.32%, 12/14/95..............................................................             9,937,292
  20,000,000      5.34%, 01/04/96..............................................................            19,812,622
                                                                                                     ----------------
                                                                                                           40,214,484
                                                                                                     ----------------
                  FEDERAL HOME LOAN MORTGAGE CORP. - 3.00%
  30,000,000      5.71%, 11/13/95..............................................................            29,943,700
                                                                                                     ----------------
                  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.................................           902,197,893
                  (Cost $902,197,893)                                                                ----------------

REPURCHASE AGREEMENTS - 12.28%
 100,000,000      Bear Stearns Securities Corp.
                  5.90%, 11/01/95, Dated 10/31/95
                  Repurchase Price $100,016,389
                  (Collaterized by U.S. Treasury Notes 5.75% to 6.50%, Due 1997;
                  Total Par $100,885,000; Market Value $102,167,744)...........................           100,000,000
  22,797,650      HSBC Securities
                  5.95%, 11/01/95, Dated 10/31/95
                  Repurchase Price $22,801,418
                  (Collaterized by U.S. Treasury Note 6.88%, Due 1997;
                  Total Par $22,800,000; Market Value $23,438,400).............................            22,797,650
                                                                                                     ----------------
                  TOTAL REPURCHASE AGREEMENTS..................................................           122,797,650
                  (Cost $122,797,650)                                                                ----------------

TOTAL INVESTMENTS - 102.55%....................................................................         1,024,995,543
(Cost $1,024,995,543)**                                                                              ----------------

NET OTHER ASSETS AND LIABILITIES - (2.55)%.....................................................           (25,521,209)
                                                                                                     ----------------
NET ASSETS - 100.00%...........................................................................      $    999,474,334
                                                                                                     ================

--------------------------------------------------------------------------------

 ** Aggregate cost for Federal tax purposes.

(A) Annualized yields at time of purchase

                      See Notes to Financial Statements.

--------------------

                       TAX-EXEMPT FUND
                       PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                            --------
MUNICIPAL SECURITIES - 99.73%
                  ALABAMA - 0.33%
$  1,000,000      Stevenson Industrial Development Board
                  Environmental Improvement, Mead Corp. Project
                  3.90%, 11/01/16 (A)
                  LOC: Credit Suisse...........................................................      $  1,000,000
                                                                                                     ------------
                  ARIZONA - 2.40%
   1,500,000      Special Fund of Industrial Commission
                  Tax Exempt Certificates of Participation
                  3.70%, 11/20/95
                  Insured: FGIC................................................................         1,500,000
   1,200,000      Special Fund of Industrial Commission
                  Certificates of Participation
                  3.60%, 01/16/96
                  Insured: FGIC................................................................         1,200,000
   1,000,000      Mesa County Development Corp.
                  3.65%, 11/15/95
                  LOC: Union Bank of Switzerland...............................................         1,000,000
   3,700,000      Mesa County Development Corp.
                  3.70%, 12/08/95
                  LOC: Union Bank of Switzerland...............................................         3,700,000
                                                                                                     ------------
                                                                                                        7,400,000
                                                                                                     ------------
                  COLORADO - 0.97%
   3,000,000      Platte River Power Authority
                  3.60%, 12/04/95..............................................................         3,000,000
                                                                                                     ------------
                  CONNECTICUT - 2.27%
   2,000,000      Connecticut State Development Authority, PCR
                  Western Massachusetts Electric Co., Series A
                  3.80%, 09/01/28 (A)
                  LOC: Union Bank of Switzerland...............................................         2,000,000
   5,000,000      Connecticut State Special Assessment
                  Unemployment Compensation, Series B
                  3.95%, 11/01/01 (A)
                  LOC: Mitsubishi Bank Ltd.....................................................         5,000,000
                                                                                                     ------------
                                                                                                        7,000,000
                                                                                                     ------------

                      See Notes to Financial Statements.

--------------------

                       TAX-EXEMPT FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                            --------
                  DELAWARE - 3.01%
$  4,750,000      Delaware State Economic Development Authority, IDC
                  W.L. Gore & Associates Barkdale
                  3.50%, 12/05/95
                  LOC: Morgan Guaranty.........................................................      $  4,750,000
   4,500,000      Wilmington Hospital Revenue
                  Franciscan Health System, Series A
                  3.90%, 07/01/11 (A)
                  LOC: Societe Generale........................................................         4,500,000
                                                                                                     ------------
                                                                                                        9,250,000
                                                                                                     ------------
                  FLORIDA - 7.02%
   4,000,000      Jacksonville
                  3.70%, 11/15/95
                  LOC: Credit Suisse...........................................................         4,000,000
   5,500,000      Jacksonville
                  3.60%, 12/06/95
                  LOC: Morgan Guaranty.........................................................         5,500,000
   5,000,000      Jacksonville
                  3.65%, 12/07/95
                  LOC: Morgan Guaranty.........................................................         5,000,000
   2,000,000      Orange County Health Facilities Authority
                  3.50%, 11/10/95
                  Insured: MBIA................................................................         2,000,000
   5,100,000      Orange County Health Facilities Authority
                  3.60%, 11/29/95..............................................................         5,100,000
                                                                                                     ------------
                                                                                                       21,600,000
                                                                                                     ------------
                  GEORGIA - 6.50%
   2,300,000      Burke County Development Authority, PCR
                  3.60%, 01/16/96
                  LOC: Credit Suisse...........................................................         2,300,000
   4,900,000      Burke County Development Authority, PCR
                  3.50%, 01/22/96
                  LOC: Credit Suisse...........................................................         4,900,000
   5,100,000      Burke County Development Authority, PCR
                  Georgia Power Co., Vogtle Plant, Series 5
                  3.85%, 07/01/24 (A)..........................................................         5,100,000

                      See Notes to Financial Statements.

--------------------

                       TAX-EXEMPT FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                            --------
                  GEORGIA (CONTINUED)
$  2,000,000      Fulco Hospital Authority, RAN
                  3.50%, 11/10/95
                  LOC: Trust Co. Bank of Atlanta...............................................      $  2,000,000
   2,700,000      Fulco Hospital Authority, RAN
                  3.80%, 01/08/96
                  LOC: Trust Co. Bank of Atlanta...............................................         2,700,000
   1,000,000      Fulco Hospital Authority, RAN
                  3.75%, 01/09/96
                  LOC: Trust Co. Bank of Atlanta...............................................         1,000,000
   2,000,000      Georgia Municipal Electric Authority
                  Project One, Sub Bond, Series 1994D
                  3.75%, 12/12/95
                  LOC: Wachovia Bank...........................................................         2,000,000
                                                                                                     ------------
                                                                                                       20,000,000
                                                                                                     ------------
                  ILLINOIS - 3.57%
   2,350,000      Illinois Health Facilities Authority
                  3.65%, 11/01/95
                  Insured: MBIA................................................................         2,350,000
   1,000,000      Illinois Health Facilities Authority
                  3.65%, 12/05/95
                  Insured: MBIA................................................................         1,000,000
   5,300,000      Illinois Health Facilities Authority
                  3.80%, 12/08/95
                  LOC: Morgan Guaranty.........................................................         5,300,000
   2,335,000      Illinois Health Facilities Authority
                  3.75%, 01/19/96
                  Insured: MBIA................................................................         2,335,000
                                                                                                     ------------
                                                                                                       10,985,000
                                                                                                     ------------
                  KANSAS - 0.33%
   1,000,000      Burlington, PCR
                  3.70%, 11/20/95
                  LOC: Deutsche Bank...........................................................         1,000,000
                                                                                                     ------------

                      See Notes to Financial Statements.

--------------------

                       TAX-EXEMPT FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                            --------
                  LOUISIANA - 11.59%
$  1,800,000      Louisiana Public Facilities Authority, SHCSR
                  3.65%, 11/02/95
                  LOC: Toronto Dominion........................................................      $  1,800,000
   2,000,000      Louisiana Public Facilities Authority, SHCSR
                  3.80%, 11/06/95
                  LOC: Toronto Dominion........................................................         2,000,000
   3,300,000      Louisiana Public Facilities Authority, SHCSR
                  3.55%, 11/08/95
                  LOC: Swiss Bank..............................................................         3,300,000
   1,500,000      Louisiana Public Facilities Authority, SHCSR
                  3.60%, 11/13/95
                  LOC: Toronto Dominion........................................................         1,500,000
   5,000,000      Louisiana Public Facilities Authority
                  3.70%, 11/28/95
                  LOC: Credit Suisse...........................................................         5,000,000
   2,000,000      Louisiana Public Facilities Authority, SHCSR
                  3.80%, 01/09/96
                  LOC: Toronto Dominion........................................................         2,000,000
   5,400,000      Louisiana Public Facilities Authority, SHCSR
                  3.80%, 01/10/96
                  LOC: Toronto Dominion........................................................         5,400,000
   1,900,000      Louisiana Public Facilities Authority, SHCSR
                  3.70%, 01/12/96
                  LOC: Toronto Dominion........................................................         1,900,000
   1,500,000      Louisiana Public Facilities Authority, SHCSR
                  3.75%, 01/16/96
                  LOC: Toronto Dominion........................................................         1,500,000
   2,900,000      Louisiana Public Facilities Authority, SHCSR
                  3.75%, 01/23/96
                  LOC: Toronto Dominion........................................................         2,900,000
   2,280,000      Louisiana Public Facilities Authority, IDC
                  Kenner Hotel Ltd
                  4.10%, 12/01/15 (A)
                  LOC: Swiss Bank..............................................................         2,280,000
     500,000      Louisiana State Recovery District, TRAN
                  3.90%, 07/01/97 (A)
                  Insured: FGIC................................................................           500,000
   5,600,000      Louisiana State Recovery District, TRAN
                  3.90%, 07/01/98 (A)
                  Insured: MBIA................................................................         5,600,000
                                                                                                     ------------
                                                                                                       35,680,000
                                                                                                     ------------

                      See Notes to Financial Statements.

--------------------

                       TAX-EXEMPT FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                            --------
                  MAINE - 1.28%
$  1,500,000      Cumberland County, GO, TAN
                  5.25%, 12/29/95..............................................................      $  1,503,187
   2,450,000      Scarborough, GO, TAN
                  3.90%, 06/28/96..............................................................         2,450,000
                                                                                                     ------------
                                                                                                        3,953,187
                                                                                                     ------------
                  MASSACHUSETTS - 2.60%
   6,500,000      Massachusetts State, Series B, GO
                  3.70%, 12/01/97 (A)
                  LOC: National Westminster....................................................         6,500,000
   1,490,000      Medford, GO, BAN
                  3.94%, 05/15/96..............................................................         1,491,428
                                                                                                     ------------
                                                                                                        7,991,428
                                                                                                     ------------
                  MICHIGAN - 2.40%
   1,400,000      Cornell Township Economic Development Corp, IDC
                  3.60%, 11/03/95
                  LOC: Credit Suisse...........................................................         1,400,000
   2,000,000      Cornell Township Economic Development Corp., EIR
                  Mead-Escana Paper Co.
                  3.80%, 11/01/16 (A)
                  LOC: Swiss Bank..............................................................         2,000,000
   3,500,000      Delta County Economic Development Corp., EIR
                  3.75%, 01/05/96
                  LOC: Swiss Bank..............................................................         3,500,000
     500,000      Delta County Economic Development Corp., EIR
                  Mead-Escanaba Paper Co., Series C
                  4.00%, 12/01/23 (A)
                  LOC: Bank of Nova Scotia.....................................................           500,000
                                                                                                     ------------
                                                                                                        7,400,000
                                                                                                     ------------

                      See Notes to Financial Statements.

--------------------

                       TAX-EXEMPT FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                            --------
                  MINNESOTA - 5.58%
$  8,400,000      Rochester Health Care Facilities
                  3.70%, 11/20/95
                  LOC: Credit Suisse...........................................................      $  8,400,000
   2,700,000      Rochester Health Care Facilities
                  3.80%, 01/24/96
                  LOC: Credit Suisse...........................................................         2,700,000
   1,835,000      Rochester Health Care Facilities
                  3.80%, 01/25/96
                  LOC: Credit Suisse...........................................................         1,835,000
     850,000      Rochester Health Care Facilities
                  3.80%, 02/05/96
                  LOC: Credit Suisse...........................................................           850,000
   2,300,000      Rochester Health Care Facilities
                  3.80%, 02/05/96
                  LOC: Credit Suisse...........................................................         2,300,000
   1,100,000      Rochester Health Care Facilities
                  3.75%, 02/07/96
                  LOC: Credit Suisse...........................................................         1,100,000
                                                                                                     ------------
                                                                                                       17,185,000
                                                                                                     ------------
                  MISSOURI - 3.01%
   1,800,000      Missouri State Environmental Improvement & Energy Resource Authority, PCR
                  3.65%, 11/02/95
                  LOC: Union Bank of Switzerland...............................................         1,800,000
   3,300,000      Missouri State Environmental Improvement & Energy Resource Authority, PCR
                  3.65%, 11/07/95
                  LOC: Union Bank of Switzerland...............................................         3,300,000
   1,000,000      Missouri State Environmental Improvement & Energy Resource Authority, PCR
                  3.60%, 12/05/95
                  LOC: Union Bank of Switzerland...............................................         1,000,000
   1,000,000      Missouri State Environmental Improvement & Energy Resource Authority, PCR
                  3.75%, 01/05/96
                  LOC: Union Bank of Switzerland...............................................         1,000,000
   2,150,000      Missouri State Environmental Improvement & Energy Resource Authority, PCR
                  3.75%, 01/16/96
                  LOC: Union Bank of Switzerland...............................................         2,150,000
                                                                                                     ------------
                                                                                                        9,250,000
                                                                                                     ------------

                      See Notes to Financial Statements.

--------------------

                       TAX-EXEMPT FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                            --------
                  NEW HAMPSHIRE - 2.46%
$  2,000,000      Belknap County, TAN
                  3.98%, 12/27/95..............................................................      $  2,000,702
   1,475,000      Durham, GO, TAN
                  4.29%, 12/29/95..............................................................         1,475,340
   1,000,000      Durham, GO, TAN
                  4.34%, 12/29/95..............................................................         1,000,501
   1,000,000      Exeter, GO, TAN
                  4.19%, 12/29/95..............................................................         1,000,340
   1,100,000      Rockingham County, TAN
                  5.50%, 12/29/95..............................................................         1,102,537
   1,000,000      Strafford County, TAN
                  3.99%, 12/28/95..............................................................         1,000,599
                                                                                                     ------------
                                                                                                        7,580,019
                                                                                                     ------------
                  NEW YORK - 3.54%
   2,038,000      Byron Bergen Central School District, GO, BAN
                  3.64%, 12/21/95..............................................................         2,038,370
   1,500,000      New York City, Series B, GO
                  4.00%, 08/15/03 (A)
                  Insured: MBIA................................................................         1,500,000
   2,600,000      New York City Municipal Water Finance Authority
                  Water & Sewer System, Series C
                  4.00%, 06/15/23 (A)
                  Insured: FGIC................................................................         2,600,000
   2,000,000      New York State Energy Research & Development Authority, PCR
                  Orange & Rockland Project, Series A
                  3.65%, 10/01/14 (A)
                  Insured: FGIC, LOC: Societe Generale NY......................................         2,000,000
   1,300,000      Tonawanda, GO, BAN
                  4.34%, 05/09/96..............................................................         1,302,942
   1,442,000      Woodbury, GO, BAN
                  4.00%, 06/20/96..............................................................         1,443,384
                                                                                                     ------------
                                                                                                       10,884,696
                                                                                                     ------------
                  NORTH CAROLINA - 4.31%
   5,700,000      North Carolina Eastern Municipal Power Agency
                  3.60%, 12/04/95
                  LOC: Morgan Guaranty.........................................................         5,700,000
   4,750,000      North Carolina Eastern Municipal Power Agency
                  3.55%, 01/18/96
                  LOC: Morgan Guaranty.........................................................         4,750,000

                      See Notes to Financial Statements.

--------------------

                       TAX-EXEMPT FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                            --------
                  NORTH CAROLINA (CONTINUED)
$  2,800,000      North Carolina Eastern Municipal Power Agency
                  3.75%, 02/07/96
                  LOC: Morgan Guaranty.........................................................      $  2,800,000
                                                                                                     ------------
                                                                                                       13,250,000
                                                                                                     ------------
                  OHIO - 0.39%
   1,200,000      Ohio State Water Development Authority
                  Environmental Mead Co, Series B
                  3.80%, 11/01/15 (A)
                  LOC: Swiss Bank NY...........................................................         1,200,000
                                                                                                     ------------
                  OREGON - 2.76%
   2,500,000      Port Portland, Reynold Metals, PCR
                  3.90%, 12/01/09 (A)
                  LOC: Bank of Nova Scotia.....................................................         2,500,000
   3,800,000      Umatilla County Hospital Facilities Authority
                  Franciscan Health System, Series A
                  3.90%, 12/01/24 (A)
                  LOC: Toronto Dominion Bank...................................................         3,800,000
   2,200,000      Umatilla County Hospital Facilities Authority
                  Franciscan Health System, Series B
                  3.90%, 12/01/24 (A)
                  LOC: Toronto Dominion Bank...................................................         2,200,000
                                                                                                     ------------
                                                                                                        8,500,000
                                                                                                     ------------
                  PENNSYLVANIA - 4.32%
   1,600,000      Delaware County Industrial Development Authority, PCR
                  3.65%, 11/03/95
                  Insured: FGIC................................................................         1,600,000
   1,200,000      Delaware County Industrial Development Authority, PCR
                  3.55%, 11/09/95..............................................................         1,200,000
   2,000,000      Delaware County Industrial Development Authority, PCR
                  3.50%, 11/10/95
                  Insured: FGIC................................................................         2,000,000
   1,000,000      Delaware County Industrial Development Authority, PCR
                  3.60%, 11/13/95
                  Insured: FGIC................................................................         1,000,000
   2,000,000      Delaware County Industrial Development Authority, PCR
                  3.65%, 01/12/96
                  Insured: FGIC................................................................         2,000,000

                      See Notes to Financial Statements.

--------------------

                       TAX-EXEMPT FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                            --------
                  PENNSYLVANIA (CONTINUED)
$  1,000,000      Delaware County Industrial Development Authority, PCR
                  3.75%, 01/17/96
                  Insured: FGIC................................................................      $  1,000,000
   4,500,000      Delaware County Industrial Development Authority
                  Airport Facilities, UTD Parcel Service Project
                  3.80%, 12/01/15 (A)..........................................................         4,500,000
                                                                                                     ------------
                                                                                                       13,300,000
                                                                                                     ------------
                  RHODE ISLAND - 0.98%
   2,000,000      Cumberland, GO, BAN
                  4.25%, 03/07/96..............................................................         2,003,361
   1,000,000      Rhode Island Housing & Mortgage Finance Corp.
                  Homeownership Opportunity, Series 18-A
                  3.85%, 06/27/96
                  Insured: FGIC................................................................         1,000,000
                                                                                                     ------------
                                                                                                        3,003,361
                                                                                                     ------------
                  SOUTH CAROLINA - 7.71%
   2,900,000      Charleston County Industrial Revenue
                  Massey Coal Terminal Corp.
                  3.95%, 01/01/07 (A)
                  LOC: Morgan Guaranty Trust...................................................         2,900,000
   2,410,000      Spartanburg County, Series B-2, BAN
                  4.15%, 07/01/96..............................................................         2,413,881
   1,600,000      York County, PCR
                  3.65%, 11/01/95
                  LOC: Duke Power..............................................................         1,600,000
   2,000,000      York County, PCR
                  3.55%, 11/09/95
                  LOC: Duke Power..............................................................         2,000,000
   2,650,000      York County, PCR
                  3.65%, 11/21/95
                  LOC: Duke Power..............................................................         2,650,000
   2,650,000      York County, PCR
                  3.60%, 11/22/95
                  LOC: Duke Power..............................................................         2,650,000
   2,500,000      York County, PCR
                  3.80%, 01/08/96
                  LOC: Duke Power..............................................................         2,500,000

                      See Notes to Financial Statements.

--------------------

                       TAX-EXEMPT FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                            --------
                  SOUTH CAROLINA (CONTINUED)
$  4,000,000      York County, PCR
                  3.75%, 01/17/96
                  LOC: Duke Power..............................................................      $  4,000,000
   3,000,000      York County, PCR
                  3.75%, 01/23/96
                  LOC: Toronto Dominion........................................................         3,000,000
                                                                                                     ------------
                                                                                                       23,713,881
                                                                                                     ------------
                  TEXAS - 13.14%
   1,000,000      Harris County Health Facilities Development Corp., SHCSR
                  3.60%, 11/13/95
                  LOC: Toronto Dominion........................................................         1,000,000
   4,800,000      Harris County Health Facilities Development Corp.
                  3.70%, 11/27/95
                  LOC: Credit Suisse...........................................................         4,800,000
   2,250,000      Harris County Health Facilities Development Corp.
                  Hospital Revenue
                  3.60%, 11/29/95
                  LOC: Toronto Dominion........................................................         2,250,000
     200,000      Lower Colorado River Authority
                  3.70%, 11/06/95..............................................................           200,000
   3,100,000      Lower Colorado River Authority
                  3.65%, 11/30/95..............................................................         3,100,000
   2,000,000      Lower Colorado River Authority, Series C
                  3.65%, 11/30/95..............................................................         2,000,000
   2,000,000      Lower Neches Valley Authority, PCR
                  Chevron USA, Inc. Project
                  3.75%, 02/15/17 (A)..........................................................         2,000,000
     500,000      North Central Texas Health Facilities Development Corp.
                  Hospital Revenue, Presbyterian Medical Center,
                  3.90%, 12/01/15 (A)
                  Insured: MBIA................................................................           500,000
   3,000,000      Nueces River Industrial Development Authority, PCR
                  San Miguel Electric Coop
                  3.80%, 12/01/95
                  LOC: National Rural..........................................................         3,000,000
   1,000,000      San Antonio Electric & Gas System, Series A
                  3.80%, 01/22/96
                  LOC: Toronto Dominion........................................................         1,000,000
   4,000,000      Texas A & M University Fund, Series B
                  3.80%, 11/06/95
                  LOC: Morgan Guaranty.........................................................         4,000,000

                      See Notes to Financial Statements.

--------------------

                       TAX-EXEMPT FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                            --------
                  TEXAS (CONTINUED)
$  2,300,000      Texas A & M University Fund, Series B
                  3.75%, 01/09/96
                  LOC: Morgan Guaranty.........................................................      $  2,300,000
   3,200,000      Texas A & M University Fund, Series B
                  3.75%, 01/16/96..............................................................         3,200,000
   5,000,000      Texas A & M University Fund, Series B
                  3.70%, 01/18/96
                  LOC: Morgan Guaranty.........................................................         5,000,000
   3,000,000      Texas State
                  3.75%, 12/07/95..............................................................         3,000,000
   3,100,000      Texas State
                  3.75%, 01/11/96..............................................................         3,100,000
                                                                                                     ------------
                                                                                                       40,450,000
                                                                                                     ------------
                  VIRGINIA - 3.54%
   3,000,000      Peninsula Ports Authority
                  Coal Terminal, Dominion Terminal Project, Series A
                  3.60%, 11/08/95
                  LOC: National Westminster....................................................         3,000,000
   3,900,000      Peninsula Ports Authority
                  Coal Terminal, Dominion Terminal Project, Series C
                  3.80%, 07/01/16 (A)
                  LOC: National Westminster....................................................         3,900,000
   4,000,000      Virginia State Housing Authority
                  Commonwealth Mortgage, Series D, Sub-series D
                  3.55%, 01/01/19..............................................................         4,000,000
                                                                                                     ------------
                                                                                                       10,900,000
                                                                                                     ------------
                  WASHINGTON - 1.95%
   6,000,000      Seattle Municipal Light & Power
                  3.45%, 11/07/95
                  LOC: Morgan Guaranty.........................................................         6,000,000
                                                                                                     ------------

                      See Notes to Financial Statements.

--------------------

                       TAX-EXEMPT FUND
                       PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                            --------
                  WYOMING - 1.77%
$  1,850,000      Lincoln County, PCR
                  3.55%, 01/18/96
                  LOC: Union Bank of Switzerland...............................................      $  1,850,000
     700,000      Lincoln County, PCR
                  Exxon Project, Series A
                  4.00%, 11/01/14 (A)..........................................................           700,000
     900,000      Lincoln County, PCR
                  Exxon Project, Series B
                  4.00%, 11/01/14 (A)..........................................................           900,000
     100,000      Platte County, PCR
                  Tri-State G&T, Series A
                  4.10%, 07/01/14 (A)
                  LOC: Societe Generale........................................................           100,000
   1,900,000      Uinta County, PCR
                  Chevron USA, Inc. Project
                  3.90%, 12/01/22 (A)..........................................................         1,900,000
                                                                                                     ------------
                                                                                                        5,450,000
                                                                                                     ------------
TOTAL INVESTMENTS - 99.73%.....................................................................       306,926,572
(Cost $306,926,572)**                                                                                ------------

NET OTHER ASSETS AND LIABILITIES - 0.27%.......................................................           835,401
                                                                                                     ------------
NET ASSETS - 100.00%...........................................................................      $307,761,973
                                                                                                     ============

--------------------------------------------------------------------------------

 **   Aggregate cost for Federal tax purposes is $326,926,648.

(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect.

BAN   Bond Anticipation Notes

EIR   Environmental Improvement Revenue

FGIC  Financial Guaranty Insurance Corp.

GO    General Obligation

IDC   Industrial Development Corp.

LOC   Letter of Credit

MBIA  Municipal Bond Insurance Association

PCR   Pollution Control Revenue

SHCRS School Health Care System Revenue

RAN   Revenue Anticipation Notes

TAN   Tax Anticipation Notes

TRAN  Tax & Revenue Anticipation Notes

                      See Notes to Financial Statements.

--------------------

                       U.S. TREASURY FUND
                       PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND      OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                            --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 104.22%
                  U.S. TREASURY BILLS (A) - 69.09%
$   29,566,000    5.49%, 11/02/95..............................................................      $  29,561,557
    50,000,000    5.41%, 11/09/95..............................................................         49,940,750
    31,661,000    5.39%, 11/16/95..............................................................         31,592,599
    50,000,000    5.41%, 11/24/95..............................................................         49,829,496
    50,000,000    5.35%, 12/07/95..............................................................         49,736,250
    48,500,000    5.32%, 12/14/95..............................................................         48,196,969
    50,000,000    5.31%, 12/21/95..............................................................         49,636,389
    25,000,000    5.34%, 01/04/96..............................................................         24,765,778
    50,000,000    5.32%, 01/18/96..............................................................         49,431,033
    25,000,000    5.35%, 01/25/96..............................................................         24,690,694
                                                                                                     -------------
                                                                                                       407,381,515
                                                                                                     -------------
                  FEDERAL FARM CREDIT BANK - 25.44%
    50,000,000    5.73%, 11/01/95..............................................................         50,000,000
    25,000,000    5.70%, 12/01/95..............................................................         25,000,000
    50,000,000    5.65%, 01/02/96..............................................................         50,000,000
    25,000,000    5.66%, 02/01/96..............................................................         25,000,000
                                                                                                     -------------
                                                                                                       150,000,000
                                                                                                     -------------
                  FEDERAL HOME LOAN BANK (A) - 9.69%
     2,070,000    5.90%, 11/01/95..............................................................          2,070,000
    25,000,000    5.69%, 11/06/95..............................................................         24,980,521
     5,000,000    7.13%, 02/09/96..............................................................          5,017,919
    25,000,000    6.85%, 02/28/96..............................................................         25,083,256
                                                                                                     -------------
                                                                                                        57,151,696
                                                                                                     -------------
TOTAL INVESTMENTS - 104.22%....................................................................        614,533,211
(Cost $614,533,211)**                                                                                -------------

NET OTHER ASSETS AND LIABILITIES - (4.22)%.....................................................        (24,876,040)
                                                                                                     -------------
NET ASSETS - 100.00%...........................................................................      $ 589,657,171
                                                                                                     =============

--------------------------------------------------------------------------------

 **  Aggregate cost for Federal tax purposes.

(A)  Annualized yields at time of purchase.

                      See Notes to Financial Statements.

--------------------


                        STATEMENTS OF ASSETS AND LIABILITIES
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                             MONEY MARKET      GOVERNMENT       TAX-EXEMPT      U.S. TREASURY
                                                                 FUND             FUND             FUND             FUND
                                                            -------------    --------------    -------------    -------------
ASSETS:
  Investments (Note 2):
    Investments at cost...............................      $ 837,858,037    $  902,197,893    $ 306,926,572    $ 614,533,211
    Repurchase agreements.............................        100,928,566       122,797,650               --               --
                                                            -------------    --------------    -------------    -------------
      Total investments at value......................        938,786,603     1,024,995,543      306,926,572      614,533,211
  Cash................................................            225,158            76,545               --          132,393
  Interest receivable.................................          2,942,966         3,020,048        1,733,554        1,570,149
  Deferred organizational expense (Note 2)............                 --                --               --              893
                                                            -------------    --------------    -------------    -------------
      Total Assets....................................        941,954,727     1,028,092,136      308,660,126      616,236,646
                                                            -------------    --------------    -------------    -------------
LIABILITIES:
  Dividends payable...................................          1,459,438         2,973,560          478,016        1,110,111
  Payable for investments purchased...................         25,000,000        25,000,000               --       25,000,000
  Advisory fee payable (Note 3).......................            304,814           330,703          102,869          198,134
  Payable to Fleet and affiliates (Note 3)............            140,095            63,369           19,876           53,556
  Payable to FDISG (Note 3)...........................            114,129           103,263           31,406          125,456
  Trustees' fees and expenses payable (Note 3)........              7,123             7,615            4,089            5,554
  Payable to Custodian................................                 --                --          206,060               --
  Accrued expenses and other payables.................            113,081           139,292           55,837           86,664
                                                            -------------    --------------    -------------    -------------
      Total Liabilities...............................         27,138,680        28,617,802          898,153       26,579,475
                                                            -------------    --------------    -------------    -------------
NET ASSETS............................................      $ 914,816,047    $  999,474,334    $ 307,761,973    $ 589,657,171
                                                            =============    ==============    =============    =============
NET ASSETS consist of
  Par value (Note 6)..................................      $     915,889    $    1,000,440    $     307,906    $     590,248
  Paid-in capital in excess of par value..............        914,971,158       999,439,537      307,598,414      589,658,296
  Undistributed (overdistributed)
    net investment income.............................            233,872           (45,378)         (20,198)         316,530
  Accumulated net realized gain (loss) on
    investments sold..................................         (1,304,872)         (920,265)        (124,149)        (907,903)
                                                            -------------    --------------    -------------    -------------
TOTAL NET ASSETS......................................      $ 914,816,047    $  999,474,334    $ 307,761,973    $ 589,657,171
                                                            =============    ==============    =============    =============
Retail Shares:
  Net Assets..........................................      $ 580,761,700    $  320,795,006    $ 127,055,737    $ 318,620,842
  Shares of beneficial interest outstanding...........        581,386,298       320,993,755      127,109,480      318,913,711
  NET ASSET VALUE,
    offering and redemption price per share...........      $        1.00    $         1.00    $        1.00    $        1.00
                                                            =============    ==============    =============    =============
Trust Shares:
  Net Assets..........................................      $ 334,054,347    $  678,679,328    $ 180,706,236    $ 271,036,329
  Shares of beneficial interest outstanding...........        334,502,751       679,446,222      180,796,839      271,334,830
  NET ASSET VALUE,
    offering and redemption price per share...........      $        1.00    $         1.00    $        1.00    $        1.00
                                                            =============    ==============    =============    =============

                      See Notes to Financial Statements.

--------------------


                        STATEMENTS OF OPERATIONS
  THE GALAXY FUND       FOR THE YEAR ENDED OCTOBER 31, 1995
--------------------

                                                             MONEY MARKET      GOVERNMENT       TAX-EXEMPT      U.S. TREASURY
                                                                 FUND             FUND             FUND             FUND
                                                            -------------    --------------    -------------    -------------
INVESTMENT INCOME:
  Interest (Note 2)...................................      $  51,154,513    $   53,122,991    $  11,148,609    $  30,104,678
                                                            -------------    --------------    -------------    -------------
EXPENSES:
  Investment advisory fee (Note 3)....................          3,463,347         3,614,491        1,174,796        2,144,205
  Administration fee (Note 3).........................            763,921           799,533          257,052          469,163
  Custodian fee.......................................             49,966            53,312           34,304           14,066
  Fund accounting fee (Note 3)........................             96,501           100,149           69,496           97,202
  Legal fee (Note 3)..................................             29,788            44,791           17,056           25,765
  Audit fee...........................................             10,366            10,366           10,366           10,366
  Shareholder servicing fee (Note 3)..................            451,861           269,314          115,812          261,774
  Transfer agent fee (Note 3).........................            780,577           322,905           57,328          234,512
  Trustees' fees and expenses (Note 3)................              9,954            10,446            6,919            8,385
  Amortization of organization costs (Note 2).........                 --                --               --            2,741
  Reports to shareholders.............................            186,170            62,146           12,639           56,384
  Registration fees...................................             87,540           113,847           34,278           66,217
  Insurance...........................................             22,371            19,528            8,912           16,108
  Miscellaneous.......................................             36,969            31,674            6,646           15,635
                                                            -------------    --------------    -------------    -------------
      Total Expenses before
        reimbursement/waiver (Notes 3 & 4)............          5,989,331         5,452,502        1,805,604        3,422,523
      Less: Reimbursement/waiver (Notes 3 & 4)........           (142,311)          (63,124)         (36,228)         (17,558)
                                                            -------------    --------------    -------------    -------------
      Total Expenses net of
        reimbursement/waiver..........................          5,847,020         5,389,378        1,769,376        3,404,965
                                                            -------------    --------------    -------------    -------------
NET INVESTMENT INCOME.................................         45,307,493        47,733,613        9,379,233       26,699,713
                                                            -------------    --------------    -------------    -------------
NET REALIZED GAIN (LOSS) ON
  INVESTMENTS SOLD (NOTE 2)...........................             37,848            66,217           (3,848)         143,680
                                                            -------------    --------------    -------------    -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..........................................      $  45,345,341    $   47,799,830    $   9,375,385    $  26,843,393
                                                            =============    ==============    =============    =============

                      See Notes to Financial Statements.

--------------------



  THE GALAXY FUND       STATEMENTS OF CHANGES IN NET ASSETS
--------------------

                                                                   MONEY MARKET FUND                 GOVERNMENT FUND
                                                            -------------------------------    ------------------------------
                                                                YEARS ENDED OCTOBER 31,           YEARS ENDED OCTOBER 31,
                                                            -------------------------------    ------------------------------
                                                                1995              1994             1995             1994
                                                            -------------    --------------    -------------    -------------
NET ASSETS AT BEGINNING OF PERIOD.....................      $ 797,398,959    $  577,558,195    $ 759,106,251    $ 685,304,118
                                                            -------------    --------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
  Net investment income...............................         45,307,493        22,736,031       47,733,613       21,789,236
  Net realized gain (loss) on investments sold........             37,848       (2,967,150)           66,217       (3,320,792)
                                                            -------------    --------------    -------------    -------------
    Net increase (decrease) in net
      assets resulting from operations................         45,345,341        19,768,881       47,799,830       18,468,444
                                                            -------------    --------------    -------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM (NOTE 6):
  Net investment income...............................        (45,307,493)      (22,445,602)     (47,688,235)     (21,788,653)
  Dividends in excess of
    net investment income.............................                 --                --          (45,378)         (45,378)
  Dividends in excess of
    net realized capital gains on investments.........                 --          (290,429)              --         (543,872)
                                                            -------------    --------------    -------------    -------------
    Total Dividends...................................        (45,307,493)      (22,736,031)     (47,733,613)     (22,377,903)
                                                            -------------    --------------    -------------    -------------
NET INCREASE (DECREASE) FROM
  SHARE TRANSACTIONS (NOTE 6).........................        117,379,240       221,183,484      240,301,866       75,377,282
                                                            -------------    --------------    -------------    -------------
Capital Contribution from Investment
  Adviser (Note 5)....................................                 --         1,624,430               --        2,334,310
                                                            -------------    --------------    -------------    -------------
    Net increase (decrease) in net assets.............        117,417,088       219,840,764      240,368,083       73,802,133
                                                            -------------    --------------    -------------    -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)........      $ 914,816,047    $  797,398,959    $ 999,474,334    $ 759,106,251
                                                            =============    ==============    =============    =============
(A) Accumulated undistributed (overdistributed)
  net investment income...............................      $     233,872    $      233,872    $     (45,378)   $     (45,378)
                                                            =============    ==============    =============    =============

                      See Notes to Financial Statements.

--------------------



  THE GALAXY FUND       STATEMENTS OF CHANGES IN NET ASSETS
--------------------

                                                                    TAX-EXEMPT FUND                 U.S. TREASURY FUND
                                                            -------------------------------    ------------------------------
                                                                YEARS ENDED OCTOBER 31,           YEARS ENDED OCTOBER 31,
                                                            -------------------------------    ------------------------------
                                                                1995              1994             1995             1994
                                                            -------------    --------------    -------------    -------------
NET ASSETS AT BEGINNING OF PERIOD.....................      $ 271,049,871    $  301,399,377    $ 466,992,827    $ 447,960,079
                                                            -------------    --------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
  Net investment income...............................          9,379,233         5,741,635       26,699,713       15,320,300
  Net realized gain (loss) on investments sold........             (3,848)         (120,301)         143,680       (2,043,024)
                                                            -------------    --------------    -------------    -------------
    Net increase (decrease) in net
      assets resulting from operations................          9,375,385         5,621,334       26,843,393       13,277,276
                                                            -------------    --------------    -------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM (NOTE 6):
  Net investment income.............................           (9,359,035)       (5,741,896)     (26,699,713)     (15,260,144)
  Dividends in excess of
    net investment income.............................            (20,198)          (20,198)              --               --
  Net realized capital gains on investments.........                   --          (121,645)              --               --
  Dividends in excess of
    net realized capital gains on investments.........                 --          (120,301)              --          (60,156)
                                                            -------------    --------------    -------------    -------------
    Total Dividends.................................           (9,379,233)       (6,004,040)     (26,699,713)     (15,320,300)
                                                            -------------    --------------    -------------    -------------
NET INCREASE (DECREASE) FROM
  SHARE TRANSACTIONS (NOTE 6).........................         36,715,950       (29,966,800)     122,520,664       20,080,509
                                                            -------------    --------------    -------------    -------------
Capital Contribution from Investment
  Adviser (Note 5)..................................                   --                --               --          995,263
                                                            -------------    --------------    -------------    -------------
      Net increase (decrease) in net assets...........         36,712,102       (30,349,506)     122,664,344       19,032,748
                                                            -------------    --------------    -------------    -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)........      $ 307,761,973    $  271,049,871    $ 589,657,171    $ 466,992,827
                                                            =============    ==============    =============    =============
(A) Accumulated undistributed (overdistributed)
  net investment income...............................      $     (20,198)   $      (20,198)   $     316,530    $     316,530
                                                            =============    ==============    =============    =============

                      See Notes to Financial Statements.

--------------------

                        MONEY MARKET FUND
                        FINANCIAL HIGHLIGHTS
  THE GALAXY FUND       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------

                                                                             YEARS ENDED OCTOBER 31,
                                                 -------------------------------------------------------------------------------
                                                          1995               1994/(1)/     1993/(1)/     1992/(1)/     1991/(1)/
                                                 -----------------------     ---------     ---------     ---------     ---------
                                                   RETAIL        TRUST
                                                 ---------     ---------
Net Asset Value, beginning of period..........   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Income from Investment Operations:
    Net investment income (A).................        0.05          0.05          0.03          0.03          0.04          0.06
    Net realized gain (loss) on investments...          --            --            --            --            --            --
                                                 ---------     ---------     ---------     ---------     ---------     ---------
      Total from Investment Operations:.......        0.05          0.05          0.03          0.03          0.04          0.06
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Less Dividends:
  Dividends from
    net investment income.....................       (0.05)        (0.05)        (0.03)        (0.03)        (0.04)        (0.06)
  Dividends from
    net realized capital gains (B)............          --            --            --            --            --            --
                                                 ---------     ---------     ---------     ---------     ---------     ---------
      Total Dividends:........................       (0.05)        (0.05)        (0.03)        (0.03)        (0.04)        (0.06)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Net increase (decrease) net asset value.......          --            --            --            --            --            --
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Net Asset Value, end of period................   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                 =========     =========     =========     =========     =========     =========

Total Return (C)..............................        5.23%         5.43%         3.35%         2.78%         4.07%         6.40%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).............   $ 580,762     $ 334,054     $ 797,399     $ 577,558     $ 590,911     $ 415,541
Ratios to average net assets:
  Net investment income
    including reimbursement/waiver............        5.12%         5.30%         3.38%         2.74%         3.74%         6.24%
  Operating expenses
    including reimbursement/waiver............        0.74%         0.55%         0.64%         0.63%         0.58%         0.59%
  Operating expenses
    excluding reimbursement/waiver............        0.76%         0.56%         0.64%         0.63%         0.58%         0.59%

--------------------------------------------------------------------------------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares and the Fund began issuing a second series of shares designated as Trust Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                      Years ended October 31,
                                  --------------------------------------------------------------
                                   1995        1994/(1)/     1993/(1)/     1992/(1)/     1991/(1)/
                                  -------      -------       -------       -------       -------
      Retail Shares               $  0.05      $  0.03       $  0.03       $  0.04       $  0.06
      Trust Shares                   0.05         0.03          0.03          0.04          0.06

(B) Represents less than $0.01 per share for year 1992.

(C) Total return for 1994 includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 5). Without this capital contribution, the total return would have been 3.35%.

                      See Notes to Financial Statements.

--------------------

                        GOVERNMENT FUND
                        FINANCIAL HIGHLIGHTS
  THE GALAXY FUND       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------

                                                                             YEARS ENDED OCTOBER 31,
                                                 -------------------------------------------------------------------------------
                                                          1995               1994/(1)/     1993/(1)/     1992/(1)/     1991/(1)/
                                                 -----------------------     ---------     ---------     ---------     ---------
                                                   RETAIL        TRUST
                                                 ---------     ---------
Net Asset Value, beginning of period..........   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Income from Investment Operations:
    Net investment income (A).................        0.05          0.05          0.03          0.03          0.04          0.06
    Net realized gain (loss)
      on investments..........................          --            --            --            --            --            --
                                                 ---------     ---------     ---------     ---------     ---------     ---------
       Total from
         Investment Operations:...............        0.05          0.05          0.03          0.03          0.04          0.06
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Less Dividends
    Dividends from
      net investment income...................       (0.05)        (0.05)        (0.03)        (0.03)        (0.04)        (0.06)
    Dividends from
      net realized capital gains (B)..........          --            --            --            --            --            --
                                                 ---------     ---------     ---------     ---------     ---------     ---------
        Total Dividends.......................       (0.05)        (0.05)        (0.03)        (0.03)        (0.04)        (0.06)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value....          --            --            --            --            --            --
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Net Asset Value, end of period................   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                 =========     =========     =========     =========     =========     =========

Total Return (C)..............................        5.20%         5.39%         3.49%         2.83%         4.19%         6.25%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).............   $ 320,795     $ 678,679     $ 759,106     $ 685,304     $ 636,338     $ 436,232
Ratios to average net assets:
    Net investment income
      including reimbursement/waiver..........        5.11%         5.27%         3.36%         2.79%         3.67%         6.05%
    Operating expenses
      including reimbursement/waiver..........        0.73%         0.53%         0.54%         0.55%         0.53%         0.56%
    Operating expenses
      excluding reimbursement/waiver..........        0.74%         0.54%         0.54%         0.55%         0.53%         0.56%

--------------------------------------------------------------------------------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares and the Fund began issuing a second series of shares designated as Trust Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                      Years ended October 31,
                                  --------------------------------------------------------------
                                   1995        1994/(1)/     1993/(1)/     1992/(1)/     1991/(1)/
                                  -------      -------       -------       -------       -------
      Retail Shares               $  0.05      $  0.03       $  0.03       $  0.04       $  0.06
      Trust Shares                   0.05         0.03          0.03          0.04          0.06

(B) Represents less than $0.01 per share for year 1992.

(C) Total return for 1994 includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 5). Without this capital contribution, the total return would have been 3.49%.

                      See Notes to Financial Statements.

--------------------

                        TAX-EXEMPT FUND
                        FINANCIAL HIGHLIGHTS
  THE GALAXY FUND       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------

                                                                             YEARS ENDED OCTOBER 31,
                                                 -------------------------------------------------------------------------------
                                                          1995               1994/(1)/     1993/(1)/     1992/(1)/     1991/(1)/
                                                 -----------------------     ---------     ---------     ---------     ---------
                                                   RETAIL        TRUST
                                                 ---------     ---------
Net Asset Value, beginning of period...........  $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Income from Investment Operations:
    Net investment income (A)..................       0.03          0.03          0.02          0.02          0.03          0.04
    Net realized gain (loss)
       on investments..........................         --            --            --            --            --            --
                                                 ---------     ---------     ---------     ---------     ---------     ---------
    Total from
      Investment Operations:...................       0.03          0.03          0.02          0.02          0.03          0.04
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Less Dividends:
    Dividends from
      net investment income....................      (0.03)        (0.03)        (0.02)        (0.02)        (0.03)        (0.04)
    Distributions from
      net realized capital gains...............         --            --            --            --            --            --
                                                 ---------     ---------     ---------     ---------     ---------     ---------
       Total Dividends:........................      (0.03)        (0.03)        (0.02)        (0.02)        (0.03)        (0.04)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
  Net increase (decrease) in net asset value...         --            --            --            --            --            --
                                                 ---------     ---------     ---------     ---------     ---------     ---------
  Net Asset Value, end of period...............  $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                 =========     =========     =========     =========     =========     =========

Total Return...................................       3.16%         3.29%         2.24%         1.93%         2.71%         4.51%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..............  $ 127,056     $ 180,706     $ 271,050     $ 301,399     $ 223,173     $ 194,098
Ratios to average net assets:
    Net investment income
      including reimbursement/waiver...........       3.12%         3.24%         2.12%         1.92%         2.64%         4.37%
    Operating expenses
      including reimbursement/waiver...........       0.68%         0.55%         0.58%         0.59%         0.57%         0.60%
    Operating expenses
      excluding reimbursement/waiver...........       0.71%         0.56%         0.58%         0.59%         0.57%         0.60%

--------------------------------------------------------------------------------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares and the Fund began issuing a second series of shares designated as Trust Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                      Years ended October 31,
                                  --------------------------------------------------------------
                                   1995        1994/(1)/     1993/(1)/     1992/(1)/     1991/(1)/
                                  -------      -------       -------       -------       -------
      Retail Shares               $  0.03      $  0.02       $  0.02       $  0.03       $  0.04
      Trust Shares                   0.03         0.02          0.02          0.03          0.04

                      See Notes to Financial Statements.

--------------------

                        U.S. TREASURY FUND
                        FINANCIAL HIGHLIGHTS
  THE GALAXY FUND       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------

                                                                             YEARS ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------------------
                                                          1995               1994/(1)/     1993/(1)/     1992/(1)/     1991/(1)(2)/
                                                 -----------------------     ---------     ---------     ---------     ------------
                                                   RETAIL        TRUST
                                                 ---------     ---------
Net Asset Value, beginning of period..........   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Income from Investment Operations:
  Net investment income (A)...................        0.05          0.05          0.03          0.03          0.04          0.04
  Net realized gain (loss) on investments.....          --            --            --            --            --            --
                                                 ---------     ---------     ---------     ---------     ---------     ---------
      Total from
      Investment Operations:..................        0.05          0.05          0.03          0.03          0.04          0.04
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Less Dividends:
  Dividends from
    net investment income.....................       (0.05)        (0.05)        (0.03)        (0.03)        (0.04)        (0.04)
  Dividends from
    net realized capital gains................          --            --            --            --            --            --
                                                 ---------     ---------     ---------     ---------     ---------     ---------
    Total Dividends:..........................       (0.05)        (0.05)        (0.03)        (0.03)        (0.04)        (0.04)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value....          --            --            --            --            --            --
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Net Asset Value, end of period................   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                 =========     =========     =========     =========     =========     =========
Total Return (B)..............................        4.99%         5.18%         3.30%         2.75%         3.69%        4.51%**

Ratios/Supplemental Data:
Net Assets, End of period (000's).............   $ 318,621     $ 271,036     $ 466,993     $ 447,960     $ 482,416     $ 170,177
Ratios to average net assets:
  Net investment income
    including reimbursement/waiver............        4.90%         5.06%         3.24%         2.71%         3.51%        4.26%*
  Operating expenses
    including reimbursement/waiver............        0.73%         0.55%         0.56%         0.55%         0.49%        0.27%*
  Operating expenses
    excluding reimbursement/waiver............        0.73%         0.55%         0.56%         0.55%         0.55%        0.65%*

--------------------------------------------------------------------------------

*   Annualized

**  Not Annualized

(1) Prior to November 1, 1994, the Fund offered a single series of shares.
    As of such date, the existing series of shares was designated as Retail Shares and the Fund began issuing a second series of shares designated as Trust Shares.

(2) The Fund commenced operations on January 22, 1991.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                      Years ended October 31,
                                  --------------------------------------------------------------
                                   1995        1994/(1)/     1993/(1)/     1992/(1)/     1991/(1)/
                                  -------      -------       -------       -------       -------
      Retail Shares               $  0.05      $  0.03       $  0.03       $  0.04       $  0.04
      Trust Shares                   0.05         0.03          0.03          0.04          0.04

(B) Total return for 1994 includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 5). Without this capital contribution, the total return would have been 3.30%.

                      See Notes to Financial Statements.

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS
--------------------

1.  ORGANIZATION

    The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered twenty managed investment portfolios. The accompanying financial statements and financial highlights are those of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds (individually, "Fund," collectively, the "Funds") only.

    Effective November 1, 1994, each Fund is authorized to issue two series of shares (Trust Shares and Retail Shares). Any shares outstanding prior to November 1, 1994 were designated as Retail Shares. Trust Shares and Retail Shares are substantially the same, except that each series bears the following series specific expenses: shareholder servicing fees and transfer agent charges.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

    PORTFOLIO VALUATION: Securities in the Funds are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series based upon the outstanding shares of each series.

    DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

    Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income tax provision is required.

    REPURCHASE AGREEMENTS: Each Fund, except the U.S. Treasury Fund, may engage in repurchase agreement transactions with institutions that the Trust's Investment Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian (or sub-custodian) in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The Investment Adviser monitors the value of the securi-

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

ties, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

    EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

    In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the outstanding shares of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

    ORGANIZATION COSTS: The U.S. Treasury Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under Federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the Fund's commencement of operations. In the event that any of the initial shares purchased by any holder of the U.S. Treasury Fund are redeemed during such period, the Fund will be reimbursed by the sponsor for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.  INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES AND OTHER FEES

    The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the following annual rates: with respect to the Money Market, Government and Tax-Exempt Funds, 0.40% of the average daily net assets of the Funds, and with respect to the U.S. Treasury Fund, 0.40% of the first $750,000,000 of net assets of the Fund plus 0.35% of net assets of the Fund in excess of $750,000,000. The Trust has been advised by Fleet that, with respect to the Money Market, Government and Tax-Exempt Funds, Fleet intends to waive advisory fees payable to it by each Fund by 0.05% to the extent that a Fund's net assets exceed $750,000,000.

    The Trust and First Data Investor Services Group, Inc. ("FDISG"), (formerly known as The Shareholder Services Group, Inc. doing business as 440 Financial), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FGISG (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion. In addition, FDISG also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to these fees arrangements, FDISG compensates the Trust's custodian bank for its services. Prior to March 31, 1995, the administration, fund accounting, custody administration and transfer agency services described above were provided by 440 Financial Group of Worcester, Inc., a wholly-

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), for the same annual fees. On that date, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc.

    Prior to March 1, 1994, 440 Financial Group of Worcester, Inc. was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.078% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust plus 0.073% of combined average daily net assets in excess of $2.5 billion.

    Effective November 1, 1994, the Trust implemented a shareholder services plan (the "Services Plan") with respect to Retail Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail Shares, at an annual rate not to exceed 0.25% of the average daily net asset value of the outstanding Retail Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of the Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an annual rate not to exceed 0.10% of the average daily net asset value of the outstanding Retail Shares beneficially owned by such customers.

    The Retail Shares and Trust Shares of the Funds bear series specific transfer agent charges based upon the number of shareholder accounts for each series. Trust Shares of the Funds (except the Tax-Exempt Fund) also bear additional transfer agency fees in order to compensate FDISG for payments made to Fleet Trust Company, an affiliate of the Investment Adviser, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. For the year ended October 31, 1995, transfer agent charges for each series were as follows:

FUND                                              RETAIL              TRUST
----                                             --------            -------
Money Market Fund.....................           $740,509            $40,068
Government Fund.......................            292,608             30,297
Tax-Exempt Fund.......................             57,266                 62
U.S. Treasury Fund....................            221,125             13,387

    440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, acts as the exclusive distributor of the Trust's shares. Prior to March 31, 1995, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect wholly-owned subsidiary of State Mutual. Prior to March 1, 1994, Allmerica Investments, Inc., a wholly-owned subsidiary of State Mutual, served as the Trust's distributor.

    Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. Effective
May 26, 1995, each Trustee is entitled to receive for services as a trustee of both the Trust and The Galaxy VIP Fund ("VIP") an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIP is entitled to an additional annual fee of $4,000, and the President and Treasurer of the Trust and VIP is entitled to an additional annual fee of $2,500, for their services in these capacities. These fees are allocated among the Funds of the Trust and VIP based on their relative net assets.

    Expenses for the year ended October 31, 1995 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary of the Trust.

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

    The Investment Adviser voluntarily agreed to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each series. The Investment Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements. For the year ended October 31, 1995, the Investment Adviser waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                                                            FEES WAIVED BY
    FUND                                                  INVESTMENT ADVISER
    ----                                                  ------------------
    Money Market Fund............................             $  33,433
    Government Fund..............................                42,164

                                                           REIMBURSEMENT BY
    FUND                                                  INVESTMENT ADVISER
    ----                                                  ------------------
    Money Market Fund............................             $ 108,878
    Government Fund..............................                20,960
    Tax-Exempt Fund..............................                36,228
    U.S. Treasury Fund...........................                17,558

5.  CAPITAL CONTRIBUTION

    During the period June 20, 1994 through July 6, 1994, the Investment Adviser voluntarily contributed capital to the Money Market Fund, Government Fund and U.S. Treasury Fund in the amounts of approximately $1.6 million, $2.3 million and $1.0 million, respectively. These amounts were contributed to offset losses realized on the sale of certain securities held by the Funds. The Investment Adviser received no shares of beneficial interest or other consideration in exchange for these contributions which maintained the net asset value of each Fund at approximately $1.00 per share.

6.  SHARES OF BENEFICIAL INTEREST

    The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest in the Funds, each with a par value of $0.001. The Trust's shares are classified into twenty classes of shares generally consisting of two series including: Class A and Class A -Special Series 1- Money Market Fund; Class B and Class B - Special Series 1 -Government Fund; Class E and Class E - Special Series 1 - Tax-Exempt Fund; and Class F and Class F - Special Series 1 - U.S. Treasury Fund.

    Prior to November 1, 1994, each Fund offered a single series of shares. As of such date, the existing series of shares of each Fund was designated as Retail Shares and each Fund began issuing a second series of shares designated as Trust Shares. At such time, certain eligible holders of Retail Shares of the Funds exchanged their shares for Trust Shares of the same Funds. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that effective November 1, 1994, Retail Shares bear the expense of payments under the Services Plan and Trust Shares and Retail Shares bear series specific transfer agent charges), and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

    Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    The following is a summary of transactions in portfolio shares and dividends to shareholders for each Fund for the year ended October 31, 1995 (by series) and for the year ended October 31, 1994:

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

TRANSACTIONS IN PORTFOLIO SHARES:

MONEY MARKET FUND:
                                                 SHARE ACTIVITY                                  DOLLAR AMOUNTS
                                 ----------------------------------------------  -------------------------------------------------
                                           YEAR ENDED                                       YEAR ENDED
                                        OCTOBER 31, 1995                                 OCTOBER 31, 1995
                                 ------------------------------     YEAR ENDED   -------------------------------    YEAR ENDED
                                     RETAIL          TRUST       OCTOBER 31, 1994     RETAIL          TRUST       OCTOBER 31, 1994
                                 --------------  --------------  ---------------- --------------  --------------  ----------------
Sold...........................   1,445,098,060   1,570,072,835   2,115,183,836  $ 1,445,098,060  $1,570,072,835  $ 2,115,183,836
Issued to Shareholders in
  reinvestment of dividends....      27,461,273         359,911      11,496,635       27,461,273         359,911       11,496,635
Retail Shares exchanged for
  Trust Shares.................    (331,747,252)    331,747,252              --     (331,747,252)    331,747,252               --
Repurchased....................  (1,357,935,592) (1,567,677,247) (1,905,496,987)  (1,357,935,592) (1,567,677,247)  (1,905,496,987)
                                 --------------  --------------  --------------  ---------------  --------------  ---------------
  Net Increase (Decrease) in
    Shares outstanding.........    (217,123,511)    334,502,751     221,183,484  $  (217,123,511) $  334,502,751  $   221,183,484
                                 ==============  ==============  ==============  ===============  ==============  ===============

GOVERNMENT FUND:
                                                 SHARE ACTIVITY                                  DOLLAR AMOUNTS
                                 ----------------------------------------------  -------------------------------------------------
                                           YEAR ENDED                                       YEAR ENDED
                                        OCTOBER 31, 1995                                 OCTOBER 31, 1995
                                 ------------------------------     YEAR ENDED   -------------------------------    YEAR ENDED
                                     RETAIL          TRUST       OCTOBER 31, 1994     RETAIL          TRUST       OCTOBER 31, 1994
                                 --------------  --------------  ---------------- --------------  --------------  ----------------
Sold...........................     712,147,106   1,848,815,024   1,324,402,235  $   712,147,106  $1,848,815,024  $ 1,324,402,235
Issued to Shareholders in
  reinvestment of dividends....      12,994,355         698,987       3,889,154       12,994,355         698,987        3,889,154
Retail Shares exchanged for
  Trust Shares.................    (599,306,852)    599,306,852              --     (599,306,852)    599,306,852               --
Repurchased....................    (564,978,965) (1,769,374,641) (1,252,914,107)    (564,978,965) (1,769,374,641)  (1,252,914,107)
                                 --------------  --------------  --------------  ---------------  --------------  ---------------
  Net Increase (Decrease) in
    Shares outstanding.........    (439,144,356)    679,446,222      75,377,282  $  (439,144,356) $  679,446,222  $    75,377,282
                                 ==============  ==============  ==============  ===============  ==============  ===============

TAX-EXEMPT FUND:
                                                 SHARE ACTIVITY                                  DOLLAR AMOUNTS
                                 ----------------------------------------------  -------------------------------------------------
                                           YEAR ENDED                                       YEAR ENDED
                                        OCTOBER 31, 1995                                 OCTOBER 31, 1995
                                 ------------------------------     YEAR ENDED   -------------------------------    YEAR ENDED
                                     RETAIL          TRUST       OCTOBER 31, 1994     RETAIL          TRUST       OCTOBER 31, 1994
                                 --------------  --------------  ---------------- --------------  --------------  ----------------
Sold...........................     253,791,401     231,604,600     453,465,689  $   253,791,401  $  231,604,600  $   453,465,689
Issued to Shareholders in
  reinvestment of dividends....       3,601,508           1,439       2,261,283        3,601,508           1,439        2,261,283
Retail Shares exchanged for
  Trust Shares.................    (170,424,138)    170,424,138              --     (170,424,138)    170,424,138               --
Repurchased....................    (231,049,660)   (221,233,338)   (485,693,772)    (231,049,660)   (221,233,338)    (485,693,772)
                                 --------------  --------------  --------------  ---------------  --------------  ---------------
  Net Increase (Decrease) in
    Shares outstanding.........    (144,080,889)    180,796,839     (29,966,800) $  (144,080,889) $  180,796,839  $   (29,966,800)
                                 ==============  ==============  ==============  ===============  ==============  ===============

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

U.S. TREASURY FUND:
                                                 SHARE ACTIVITY                                  DOLLAR AMOUNTS
                                 ----------------------------------------------  -------------------------------------------------
                                           YEAR ENDED                                       YEAR ENDED
                                        OCTOBER 31, 1995                                 OCTOBER 31, 1995
                                 ------------------------------     YEAR ENDED   -------------------------------    YEAR ENDED
                                     RETAIL          TRUST       OCTOBER 31, 1994     RETAIL          TRUST       OCTOBER 31, 1994
                                 --------------  --------------  ---------------- --------------  --------------  ----------------
Sold............................    563,677,781     708,739,059    1,301,223,490  $  563,677,781  $  708,739,059  $ 1,301,223,490
Issued to Shareholders in
  reinvestment of dividends.....     12,770,628         266,550        6,371,439      12,770,628         266,550        6,371,439
Retail Shares exchanged for
  Trust Shares..................   (238,429,770)    238,429,770               --    (238,429,770)    238,429,770               --
Repurchased.....................   (486,832,805)   (676,100,549)  (1,287,514,420)   (486,832,805)   (676,100,549)  (1,287,514,420)
                                 --------------  --------------   --------------  --------------  --------------  ---------------
  Net Increase (Decrease) in
    Shares outstanding..........   (148,814,166)    271,334,830       20,080,509  $ (148,814,166) $  271,334,830  $    20,080,509
                                 ==============  ==============   ==============  ==============  ==============  ===============

DIVIDENDS TO SHAREHOLDERS:
                                              MONEY MARKET FUND                                 GOVERNMENT FUND
                                 ----------------------------------------------  -------------------------------------------------
                                           YEAR ENDED                                       YEAR ENDED
                                        OCTOBER 31, 1995                                 OCTOBER 31, 1995
                                 ------------------------------     YEAR ENDED   -------------------------------    YEAR ENDED
                                     RETAIL          TRUST       OCTOBER 31, 1994     RETAIL          TRUST       OCTOBER 31, 1994
                                 --------------  --------------  ---------------- --------------  --------------  ----------------
Net investment income........... $  (27,715,120) $  (17,592,373)  $  (22,445,602) $  (13,760,220) $  (33,928,015) $   (21,788,653)
Dividends in excess of
  net investment income.........             --              --               --         (14,560)        (30,818)         (45,378)
Dividends in excess of net
  realized capital gains
  on investments................             --              --         (290,429)             --              --         (543,872)
                                 --------------  --------------   --------------  --------------  --------------  ---------------
    Total dividends............. $  (27,715,120) $  (17,592,373)  $  (22,736,031) $  (13,774,780) $  (33,958,833) $   (22,377,903)
                                 ==============  ==============   ==============  ==============  ==============  ===============

                                                  TAX-EXEMPT FUND                                U.S. TREASURY FUND
                                 ----------------------------------------------  -------------------------------------------------
                                           YEAR ENDED                                       YEAR ENDED
                                        OCTOBER 31, 1995                                 OCTOBER 31, 1995
                                 ------------------------------     YEAR ENDED   -------------------------------    YEAR ENDED
                                     RETAIL          TRUST       OCTOBER 31, 1994     RETAIL          TRUST       OCTOBER 31, 1994
                                 --------------  --------------  ---------------- --------------  --------------  ----------------
Net investment income........... $   (3,605,651) $   (5,753,384)  $   (5,741,896) $  (12,819,050) $  (13,880,663) $   (15,260,144)
Dividends in excess of
  net investment income.........         (8,338)        (11,860)         (20,198)             --              --               --
Net realized capital gains on
  investments...................             --              --         (121,645)             --              --               --
Dividends in excess of net
  realized capital gains
  on investments................             --              --         (120,301)             --              --          (60,156)
                                 --------------  --------------   --------------  --------------  --------------  ---------------
    Total dividends............. $   (3,613,989) $   (5,765,244)  $   (6,004,040) $  (12,819,050) $  (13,880,663) $   (15,320,300)
                                 ==============  ==============   ==============  ==============  ==============  ===============

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

7.  FEDERAL TAX INFORMATION

    At October 31, 1995 the following Funds had capital loss carryforwards:

FUND                                               AMOUNT         EXPIRATION
----                                            -----------       ----------
Money Market Fund..........................     $ 1,304,872          2002
Government Fund............................         920,265          2002
Tax-Exempt Fund............................         120,301          2002
                                                      3,772          2003
U.S. Treasury Fund.........................         907,903          2002

8.  ACQUISITION OF THE SHAWMUT FUNDS

At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Under the Agreement, all of the assets and liabilities of the Shawmut Prime Money Market Fund were transferred to the Galaxy Money Market Fund in exchange for shares of the Galaxy Money Market Fund. Accordingly, the net assets attributable to Investment Shares and Trust Shares of the Shawmut Prime Money Market Fund were exchanged for 267,079,142 Retail Shares and 511,462,955 Trust Shares, respectively, of the Galaxy Money Market Fund. In related transactions, the assets and liabilities of the other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualifies as a tax-free reorganization for Federal income tax purposes, was completed on December 4, 1995 following the approval of the reorganization by The Shawmut Fund shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding and Net Asset Value per share associated with the transaction:

                                                      Before Acquisition                                  After Acquisition
                                ----------------------------------------------------------------    -----------------------------
                                   Galaxy           Galaxy          Shawmut           Shawmut          Galaxy           Galaxy
                                 Money Market    Money Market     Prime Money       Prime Money     Money Market     Money Market
                                    Fund             Fund         Market Fund       Market Fund         Fund             Fund
                                Retail Shares    Trust Shares   Investment Shares   Trust Shares    Retail Shares    Trust Shares
                                -------------   -------------   -----------------  -------------    -------------   -------------
Net Assets....................  $ 614,802,390   $ 318,554,689     $ 267,075,370    $ 511,455,645    $ 881,877,760   $ 830,010,334
Shares outstanding............    615,427,194     319,003,229       267,079,142      511,462,955      882,506,336     830,466,184
Net Asset Value, per share....  $        1.00   $        1.00     $        1.00    $        1.00    $        1.00   $        1.00

TAX INFORMATION (UNAUDITED):

    During the fiscal year ended October 31, 1995, the following Funds earned income from direct obligations of the U.S. Government:

                                                             U.S. GOVERNMENT
FUND                                                             INCOME
----                                                         ---------------
Money Market Fund....................................            16.97%
Government Fund......................................            41.66%
U.S. Treasury Fund...................................            98.18%

Appropriate tax information detailing government income percentages on a calendar year basis will accompany your year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment. 100% of the income earned by the Tax Exempt Fund will generally qualify as exempt from federal and state taxation.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Galaxy Fund:

    We have audited the accompanying statements of assets and liabilities of the Money Market Fund, Government Fund, Tax-Exempt Fund, and U.S. Treasury Fund (four series of The Galaxy Fund), including the portfolios of investments, as of October 31, 1995, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of The Galaxy Fund as of October 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts                             Coopers & Lybrand L.L.P.
December 8, 1995

                      This page left blank intentionally.

                      This page left blank intentionally.

-----------------------------

          TRUSTEES
        AND OFFICERS

    Dwight E. Vicks, Jr.
    Chairman and Trustee

       John T. O'Neill
    President, Treasurer
         and Trustee

     Louis DeThomasis,
        F.S.C., Ph.D.
           Trustee

      Donald B. Miller
           Trustee

        James M. Seed
           Trustee

     Bradford S. Wellman
           Trustee

          W. Bruce
     McConnel, III, Esq.
          Secretary

       Louis J. Russo
     Assistant Treasurer

        Neil Forrest
      Vice President &
     Assistant Treasurer


     INVESTMENT ADVISER

      Fleet Investment
        Advisors Inc.
      50 Kennedy Plaza
         Providence,
     Rhode Island 02903


         DISTRIBUTOR

       440 Financial
     Distributors, Inc.
 290 Donald Lynch Boulevard
         Marlboro,
     Massachusetts 01752


        ADMINISTRATOR
     First Data Investor
    Services Group, Inc.
  (formerly The Shareholder
    Services Group, Inc.
    d/b/a 440 Financial)
     4400 Computer Drive
         Westboro,
  Massachusetts 01581-5108

-----------------------------

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the funds are not federally insured by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal.


                     [LOGO OF RECYCLED PAPER APPEARS HERE]


                  This report was printed on recycled paper.

--------------------                                            ----------------
                                                                BULK RATE
                                                                U. S. POSTAGE
                        4400 Computer Drive                     PAID
      GALAXY            Box 5108                                PERMIT NO. 54201
       FUNDS            Westboro, MA 01581-5108                 BOSTON, MA
--------------------                                            ----------------




FN-082 (12/95)

         ---------------

            GALAXY
             FUNDS
         ---------------


                            [ARTWORK APPEARS HERE]


         -----------------------------------------------------------------------
           INSTITUTIONAL TREASURY MONEY MARKET FUND REPORT
         -----------------------------------------------------------------------


         ----------------------
           ANNUAL
           REPORT

           FOR THE YEAR ENDED
           OCTOBER 31, 1995
         ----------------------

--------------------------------------------------------------------------------

                                   TRUSTEES
                                 AND OFFICERS

                             Dwight E. Vicks, Jr.
                             Chairman and Trustee

                                John T. O'Neill
                             President, Treasurer
                                  and Trustee

                              Louis DeThomasis,
                                 F.S.C., Ph.D.
                                    Trustee

                               Donald B. Miller
                                    Trustee

                                 James M. Seed
                                    Trustee

                              Bradford S. Wellman
                                    Trustee

                                   W. Bruce
                              McConnel, III, Esq.
                                   Secretary

                                Louis J. Russo
                              Assistant Treasurer

                                 Neil Forrest
                               Vice President &
                              Assistant Treasurer


                              INVESTMENT ADVISER

                               Fleet Investment
                                 Advisors Inc.
                               50 Kennedy Plaza
                           Providence, Rhode Island
                                     02903


                                  DISTRIBUTOR

                                440 Financial
                              Distributors, Inc.
                          290 Donald Lynch Boulevard
                                  Marlboro,
                              Massachusetts 01752


                                 ADMINISTRATOR

                   First Data Investor Services Group, Inc.
                (formerly The Shareholder Services Group, Inc.
                             d/b/a 440 Financial)
                              4400 Computer Drive
                                  Westboro,
                           Massachusetts 01581-5108

         ---------------
                             INSTITUTIONAL TREASURY MONEY MARKET FUND
                             PORTFOLIO OF INVESTMENTS
         THE GALAXY FUND     OCTOBER 31, 1995
         ---------------

                                                                                                                  VALUE
  PAR VALUE                                                                                                      (NOTE 2)
  ---------                                                                                                      --------
U.S. GOVERNMENT OBLIGATIONS - 98.34%
                     U.S. TREASURY BILLS (A) - 79.71%
$ 39,000,000         5.49%, 11/02/95.....................................................................    $   38,994,256
  46,000,000         5.39%, 11/16/95.....................................................................        45,898,033
  40,000,000         5.41%, 11/24/95.....................................................................        39,864,172
  49,000,000         5.39%, 11/30/95.....................................................................        48,790,338
  16,000,000         5.35%, 12/07/95.....................................................................        15,914,880
  23,000,000         5.31%, 12/21/95.....................................................................        22,832,451
  37,000,000         5.34%, 01/04/96.....................................................................        36,657,956
  20,000,000         5.32%, 01/18/96.....................................................................        19,771,850
  42,000,000         5.35%, 01/25/96.....................................................................        41,476,542
  82,000,000         5.35%, 02/01/96.....................................................................        80,894,607
  13,000,000         5.37%, 02/15/96.....................................................................        12,797,319
                                                                                                             --------------
                                                                                                                403,892,404
                                                                                                             --------------
                     U.S. TREASURY STRIP (A) - 18.63%
  40,000,000         5.46%, 11/15/95.....................................................................        39,916,279
  25,000,000         5.35%, 11/15/95.....................................................................        24,948,709
  10,000,000         5.34%, 02/15/96.....................................................................         9,844,966
  20,000,000         5.36%, 02/15/96.....................................................................        19,688,402
                                                                                                             --------------
                                                                                                                 94,398,356
                                                                                                             --------------
                     TOTAL U.S. GOVERNMENT OBLIGATIONS...................................................       498,290,760
                     (Cost $498,290,760)                                                                     --------------

   SHARES
   ------
INVESTMENT COMPANIES - 2.08%
 10,528,921          AIM Short Term Investment Company Treasury Tax Advantage Portfolio..................        10,528,921
                                                                                                             --------------
                     TOTAL INVESTMENT COMPANIES..........................................................        10,528,921
                     (Cost $10,528,921)                                                                      --------------

TOTAL INVESTMENTS - 100.42%..............................................................................       508,819,681
(Cost $508,819,681)**                                                                                        --------------

NET OTHER ASSETS AND LIABILITIES - (0.42%)...............................................................        (2,127,817)
                                                                                                             --------------
NET ASSETS - 100.00%.....................................................................................    $  506,691,864
                                                                                                             ==============

------------------------------------------------------------

 ** Aggregate cost for Federal tax purposes.

(A) Annualized yields at time of purchase.

                      See Notes to Financial Statements.

         ---------------
                             INSTITUTIONAL TREASURY MONEY MARKET FUND
                             STATEMENT OF ASSETS AND LIABILITIES
         THE GALAXY FUND     OCTOBER 31, 1995
         ---------------

ASSETS:
   Investments at value (Note 2) (cost $508,819,681)...................................      $  508,819,681
   Dividend receivable.................................................................              25,437
   Deferred organizational expense (Note 2)............................................               7,812
                                                                                             --------------
      Total Assets.....................................................................         508,852,930
                                                                                             --------------
LIABILITIES:
   Dividends payable...................................................................           2,015,888
   Advisory fee payable (Note 3).......................................................              40,801
   Payable to FDISG (Note 3)...........................................................              16,895
   Trustees' fees and expenses payable (Note 3)........................................               4,643
   Accrued expenses and other payables.................................................              82,839
                                                                                             --------------
      Total Liabilities................................................................           2,161,066
                                                                                             --------------
NET ASSETS.............................................................................      $  506,691,864
                                                                                             ==============
NET ASSETS CONSIST OF:
   Par value (Note 5)..................................................................      $      506,725
   Paid-in capital in excess of par value..............................................         506,217,814
   Undistributed (overdistributed) net investment income...............................               4,970
   Accumulated net realized gain (loss) on investments sold............................             (37,645)
                                                                                             --------------
TOTAL NET ASSETS.......................................................................      $  506,691,864
                                                                                             ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING..............................................         506,724,539

NET ASSET VALUE,
   offering and redemption price per share
   (Net Assets / Shares Outstanding)...................................................      $         1.00
                                                                                             ==============

                      See Notes to Financial Statements.

         ---------------
                             INSTITUTIONAL TREASURY MONEY MARKET FUND
                             STATEMENT OF OPERATIONS
         THE GALAXY FUND     FOR THE YEAR ENDED OCTOBER 31, 1995
         ---------------

INVESTMENT INCOME:
   Interest (Note 2)...................................................................      $ 21,288,101
   Dividends (Note 2)..................................................................           241,574
                                                                                             ------------
     Total investment income...........................................................        21,529,675
                                                                                             ------------
EXPENSES:
   Investment advisory fee (Note 3)....................................................           774,721
   Administration fee (Note 3).........................................................           339,025
   Custodian fee.......................................................................             6,435
   Fund accounting fee (Note 3)........................................................            43,255
   Legal fee (Note 3)..................................................................            15,778
   Audit fee...........................................................................            10,366
   Transfer agent fee (Note 3).........................................................             5,475
   Trustees' fees and expenses (Note 3)................................................             7,473
   Amortization of organization costs (Note 2).........................................             3,077
   Reports to shareholders.............................................................            12,692
   Registration fees...................................................................            49,551
   Insurance...........................................................................             2,273
   Miscellaneous.......................................................................             6,098
                                                                                             ------------
     Total Expenses....................................................................         1,276,219
     Less: Reimbursement/waiver (Note 4)...............................................          (600,937)
                                                                                             ------------
      Total Expenses net of reimbursement/waiver.......................................           675,282
                                                                                             ------------
NET INVESTMENT INCOME..................................................................        20,854,393
                                                                                             ------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS SOLD (NOTE 2)..................................            13,395
                                                                                             ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................      $ 20,867,788
                                                                                             ============

                      See Notes to Financial Statements.

         ---------------

                             INSTITUTIONAL TREASURY MONEY MARKET FUND
         THE GALAXY FUND     STATEMENTS OF CHANGES IN NET ASSETS
         ---------------

                                                                                               YEARS ENDED OCTOBER 31,
                                                                                        --------------------------------------
                                                                                             1995                   1994
                                                                                        ---------------        ---------------
NET ASSETS AT BEGINNING OF PERIOD.................................................      $   326,224,725        $   158,889,990
                                                                                        ---------------        ---------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income..........................................................           20,854,393              9,296,269
   Net realized gain (loss) on investments sold...................................               13,395                (50,798)
                                                                                        ---------------        ---------------
      Net increase (decrease) in net assets resulting from operations.............           20,867,788              9,245,471
                                                                                        ---------------        ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income..........................................................          (20,854,393)            (9,296,269)
                                                                                        ---------------        ---------------
SHARE TRANSACTIONS:
   Net proceeds from sales of shares..............................................        1,683,995,336          1,501,365,180
   Issued to shareholders in reinvestment of dividends............................            2,162,560              1,571,344
   Cost of shares repurchased.....................................................       (1,505,704,152)        (1,335,550,991)
                                                                                        ---------------        ---------------
      Net increase (decrease) from share transactions.............................          180,453,744            167,385,533
                                                                                        ---------------        ---------------
         Net increase (decrease) in net assets....................................          180,467,139            167,334,735
                                                                                        ---------------        ---------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)....................................      $   506,691,864        $   326,224,725
                                                                                        ===============        ===============

(A) Accumulated undistributed (overdistributed) net investment income.............      $         4,970        $            --
                                                                                        ===============        ===============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold...........................................................................        1,683,995,336          1,501,365,180
   Issued to shareholders in reinvestment of dividends............................            2,162,560              1,571,344
   Repurchased....................................................................       (1,505,704,152)        (1,335,550,991)
                                                                                        ---------------        ---------------
      Net increase (decrease) in shares outstanding...............................          180,453,744            167,385,533
                                                                                        ===============        ===============

                      See Notes to Financial Statements.

         ---------------
                             INSTITUTIONAL TREASURY MONEY MARKET FUND
                             FINANCIAL HIGHLIGHTS
         THE GALAXY FUND     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
         ---------------

                                                                                     YEARS ENDED OCTOBER 31,
                                                                          ---------------------------------------------
                                                                             1995             1994            1993/(1)/
                                                                          ----------       ----------        ----------
Net Asset Value, Beginning of period                                      $     1.00       $     1.00        $     1.00
                                                                          ----------       ----------        ----------
Income from Investment Operations:
   Net investment income (A)                                                    0.05             0.04              0.02
   Net realized and unrealized gain (loss) on investments                         --               --                --
                                                                          ----------       ----------        ----------
      Total from Investment Operations:                                         0.05             0.04              0.02
                                                                          ----------       ----------        ----------
Less Dividends:
   Dividends from net investment income                                        (0.05)           (0.04)            (0.02)
   Dividends from net realized capital gains                                      --               --                --
                                                                          ----------       ----------        ----------
      Total Dividends:                                                         (0.05)           (0.04)            (0.02)
                                                                          ----------       ----------        ----------
Net increase (decrease) in net asset value                                        --               --                --
                                                                          ----------       ----------        ----------
Net Asset Value, End of period                                            $     1.00       $     1.00        $     1.00
                                                                          ==========       ==========        ==========
Total Return                                                                    5.53%            3.56%             1.59%**
Ratios/Supplemental Data:
Net Assets, End of period (000's)                                         $  506,692       $  326,225        $  158,890
Ratios to average net assets:
   Net investment income including reimbursement/waiver                         5.38%            3.63%             2.85%*
   Operating expenses including reimbursement/waiver                            0.17%            0.17%             0.14%*
   Operating expenses excluding reimbursement/waiver                            0.33%            0.39%             0.46%*

------------------------------------------------------------

*   Annualized

**  Not Annualized

(1) The Fund commenced operations on April 15, 1993.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995 and 1994 and for the period ended October 31, 1993 were $0.05, $0.04 and $0.01, respectively.

                      See Notes to Financial Statements.

         ---------------


         THE GALAXY FUND     NOTES TO FINANCIAL STATEMENTS
         ---------------


1.   ORGANIZATION

     The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered twenty managed investment portfolios. The accompanying financial statements and financial highlights are those of the Institutional Treasury Money Market Fund (the "Fund") only.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION: Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis.

     DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

     Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     FEDERAL INCOME TAXES: The Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income tax provision is required.

     EXPENSES: The Trust accounts separately for the assets, liabilities and operations of the Fund. Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

     ORGANIZATION COSTS: The Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under Federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the Fund's commencement of operation. In the event that any of the initial shares purchased by the Fund's sponsor are redeemed during such period, the Fund will be reimbursed by any holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

         ---------------

         ---------------


3.   INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES

     The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Fund.

     The Trust and First Data Investor Services Group, Inc. ("FDISG"), (formerly known as The Shareholder Services Group, Inc. doing business as 440 Financial), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion. In addition, FDISG also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to these fee arrangements, FDISG compensates the Trust's custodian bank for its services. Prior to March 31, 1995, the administration, fund accounting, custody administration and transfer agency services described above were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), for the same annual fees. On that date, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc.

     Prior to March 1, 1994, 440 Financial Group of Worcester, Inc. was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.078% of the first $2.5 billion of the combined average daily net assets of the Fund and the other funds offered by the Trust, plus 0.073% of combined average daily net assets in excess of $2.5 billion.

     440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, acts as the exclusive distributor of the Trust's shares. Prior to March 31, 1995, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect wholly-owned subsidiary of State Mutual. Prior to March 1, 1994, Allmerica Investments, Inc., a wholly-owned subsidiary of State Mutual, served as the Trust's distributor.

     Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. Effective
May 26, 1995, each Trustee is entitled to receive for services as a trustee of both the Trust and The Galaxy VIP Fund ("VIP") an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIP is entitled to an additional annual fee of $4,000, and the President and Treasurer of the Trust and VIP is entitled to an additional annual fee of $2,500, for their services in these capacities. These fees are allocated among the Funds of the Trust and VIP based on their relative net assets.

     Expenses for the year ended October 31, 1995 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary of the Trust.

         ---------------

         ---------------


4.   WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

     The Investment Adviser and Administrator voluntarily agreed to waive a portion of their fees and to reimburse the Fund for certain expenses so that total expenses of the Fund would not exceed certain expense limitations. For the year ended October 31, 1995, the Investment Adviser and Administrator waived fees totaling $387,360 and $213,577, respectively, with respect to the Fund. The Investment Adviser and Administrator, at their discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements.

5.   SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest in the Fund, each with a par value of $0.001. The Trust's shares are classified into twenty classes of shares including: Class S - Institutional Treasury Money Market Fund.

6.   CAPITAL LOSS CARRYFORWARD

     As of October 31, 1995, the Fund had capital loss carryforwards of $37,645, expiring in 2002.

         ------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

     During the fiscal year ended October 31,1995, 100% of the income earned by the Fund was from direct obligations of the U.S. Government. Appropriate tax information detailing this information on a calendar year basis will accompany your year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Galaxy Fund:

     We have audited the accompanying statements of assets and liabilities of the Institutional Treasury Money Market Fund, including the portfolio of investments, as of October 31, 1995, and the related statement of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of The Galaxy Fund as of October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


Boston, Massachusetts                         Coopers & Lybrand L.L.P.
December 8, 1995

                      This page left blank intentionally.

                      This page left blank intentionally.

                      This page left blank intentionally.

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the funds are not federally insured by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal.


                      [RECYCLED PAPER LOGO APPEARS HERE]

                  This report was printed on recycled paper.

                                                                ----------------
  ---------------                                               BULK RATE
                                                                U. S. POSTAGE
     GALAXY           4400 Computer Drive                       PAID
      FUNDS           Box 5108                                  PERMIT NO. 54201
  ---------------     Westboro, MA 01581-5108                   BOSTON, MA
                                                                ----------------



FN-244 (12/95)

[LOGO OF GALAXY FUNDS APPEARS HERE]


[A photo of two people walking near a garden appears on the cover.]

--------------------------------------------------------------------------------
Equity Funds Report
--------------------------------------------------------------------------------
Asset Allocation Fund . Equity Income Fund . Equity Value Fund
Equity Growth Fund . Small Company Equity Fund . International Equity Fund

------------------
Annual
Report

For the Year Ended
October 31, 1995
------------------

--------------------


    CHAIRMAN'S
     MESSAGE
--------------------

Dear Shareholder:

Enclosed is your performance report for the Galaxy Equity Funds, which covers the 12 months ended October 31, 1995. During this time, the Funds delivered solid returns that, in most cases, were better than those for other funds with similar investment objectives.

     After languishing last year, stock prices improved soon after the period began and moved significantly higher in the months that followed. For the period, the S&P 500 earned a return of 26.44%. This was the 10th highest return for stocks in the last five decades. Only in 19 of the last 50 years have stocks returned more than 20%. Even with a lackluster performance in 1994, the average return from stocks in the last two years was about 15%. This exceeds the average 13.5% return that stocks have earned over the last 50 years.

     While recent stock returns have been unusual by historical standards, and are no guarantee of future performance, they highlight the importance of a long-term approach toward equity investing. Shareholders who remained fully invested after the temporary market disappointments of 1994 were in positions to make the most of the market rally in 1995. Investors who abandon their shares during short-term market weakness often miss out on such opportunities. When stocks averaged an annual return of 25.3% during the rally of 1982-87, for example, investors who were not participating on the 40 days when prices rose the most during this period averaged an annual return of just 4.3%.

     Fluctuations in price are part of normal stock market cycles that typically smooth out over time. Although stocks are unlikely in the coming year to repeat the exceptional returns experienced over the last 12 months, Fleet Investment Advisors Inc. believes there will still be many attractive investment opportunities. It is these opportunities that make stocks an important part of a well-diversified investment strategy.

     The Market Overview that follows explains the major factors that were involved in the recent market rally. Also included are individual Portfolio Reviews that examine the different strategies Fleet Investment Advisors Inc. used to take advantage of the rally. In addition, the report explores where stock prices might be headed and considers how this might affect the Funds' future investment strategies.

     If you have additional questions after reading the report, you can contact a an Investment Specialist, at any time, by calling 800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees


--------------------------------------
Mutual Funds:

 . are not bank deposits
 . are not FDIC insured
 . are not obligations of Fleet Bank
 . are not guaranteed by Fleet Bank
 . are subject to investment risk
  including possible loss of principal
  amount invested
--------------------------------------

--------------------



MARKET OVERVIEW
--------------------

EQUITY MARKET OVERVIEW

By Fleet Investment Advisors Inc.

Many factors merged to drive stock prices sharply higher in the last 12 months. During this time ongoing growth in the economy, moderate inflation and strong improvements in corporate earnings along with sharp declines in interest rates combined to make stocks highly attractive. These factors influenced investors to invest large sums of money into equity mutual funds, which added more fuel to the rally.

     In addition, investors became optimistic that Congress would balance the federal budget and reduce the tax on capital gains. This propelled stock prices further, as investors looked for sustained growth in earnings and enhanced after-tax returns. By targeting high-quality growth stocks, which led the rally, the Galaxy Equity Funds produced consistently favorable returns for the 12 months ended October 31, 1995.

     When the period began, stock prices had been flat for many months. Interest rates were relatively high, and the economy was growing rapidly. To keep inflation under control, and provide an economic "soft landing," the Federal Reserve Board (the "Fed") continued to slow growth by boosting short-term interest rates.

     Between November 1994 and February 1995, the Fed raised its Fed Funds rate from 4.75% to 6%. As investors grew less worried about inflation, long-term interest rates and bond yields began to fall - which made stocks more attractive to investors. Stocks became even more appealing as lower interest rates helped to improve company profits more than analysts expected.

     Stock prices enjoyed further gains in the second quarter of 1995, as interest rates and bond yields continued to fall. As economic growth slowed, investors began to believe that the Fed would push interest rates even lower to reduce the chances of a recession. Lower rates became especially plausible as Congress showed increased determination to cut the federal budget deficit.

     Although the Fed lowered its Fed Funds rate to 5.75%, mixed news on the economy rekindled inflation fears in July and August. This caused stocks to edge lower, especially technology issues. By September, however, it was clear that inflation was under control, and Congress seemed closer to balancing the budget. Stock prices rose strongly, then stabilized again in October. By the end of October, the S&P 500 had earned a total return of 26.44%. The Dow had risen from 3,863 to 4,755, a gain, without reinvested dividends, of 23.1%.

     Overseas, rising interest rates and fears of inflation caused price declines in many markets during the first half of the period. Although improving economies raised prices in the second half, these gains were largely erased for U.S. investors due to significant strengthening of the dollar.

--------------------



  MARKET OVERVIEW
--------------------


"Expecting the Fed to
slow the economy,
Fleet Investment
Advisors Inc. had
raised its commitment
to high-quality
growth stocks before
the period began."

INVESTMENT STRATEGIES

Expecting the Fed to slow economic growth, Fleet Investment Advisors Inc. raised its commitment to high-quality growth stocks before the period began. Investors have typically favored growth stocks in a slowing economy because their earnings continue to expand.

     Many of the Funds' growth stocks came from the technology sector, which enjoyed increased demand for computers. For most of the period, technology stocks far outpaced the rest of the market and provided the Funds with attractive returns despite their downward turn during July and August.

     We also invested heavily in consumer staples stocks, especially pharmaceutical issues, whose earnings growth generally depends less on a strengthening economy. Because we purchased many of these stocks when prices were weak in 1994, they produced especially strong gains as prices rebounded in 1995. The Funds also earned robust returns from holdings in financial and transportation stocks.

     Since stock prices rose so quickly, we felt a price correction was imminent and wanted to make the best of any new investment opportunities; therefore, we maintained strong cash reserves for the funds.


PERFORMANCE AT-A-GLANCE

Average Annual Returns as of October 31, 1995
Retail Shares

[Bar charts representing the Average Annual Returns for Retail Shares as of 10/31/95 appear on this page]

          Asset Allocation Fund
          Inception Date 12/30/91
                1 year        23.42%
                3 years       10.76%
                life of fund   9.12%

          Equity Income Fund Inception Date 12/14/90
                1 year        22.23%
                3 years       12.06%
                life of fund  12.60%

          Equity Value Fund Inception Date 9/1/88
                1 year        20.81%
                3 years       15.40%
                5 years       16.19%
                life of fund  12.19%

          Equity Growth Fund Inception Date 12/14/90
                1 year        24.54%
                3 years       12.30%
                life of fund  13.75%

          Small Company Equity Fund
          Inception Date 12/30/91
                1 year        34.01%
                3 years       23.66%
                life of fund  14.16%


          International Equity Fund
          Inception Date 12/30/91
                1 year        -0.64%
                3 years       10.99%
                life of fund   7.52%

--------------------



  MARKET OVERVIEW
--------------------

"If Congress
reduces the budget
deficit, moderate
growth and inflation
could encourage the Fed to cut
interest rates
again."


MARKET OUTLOOK

Fleet Investment Advisors Inc. believes that the gross domestic product ("GDP"), which measures goods and services, will grow by about 2.5% in 1996 - up slightly from an estimated 2.3% in 1995. With virtually no price gains for commodities, such moderate growth should keep inflation near the current rate of 2.7%.

     Moderate growth and inflation could encourage the Fed to cut interest rates again. Lower interest rates tend to improve profits for many companies, making stocks more attractive. Since a large part of recent profit gains came from cutting costs, corporate profits may not rise as much in the year to come. With ongoing growth, low interest rates and moderate inflation, however, we believe the Dow could continue to rise modestly.

     Although stocks remain reasonably priced compared to their earnings potential, they've been quite expensive relative to dividend yields for some time. If rapid economic growth raises new worry about inflation, or slower growth causes major disappointment in earnings, there could still be a price correction that might push the Dow back to the 4250 range.

     For this reason, we expect to maintain a portion of the Galaxy Equity Funds as cash reserves. If prices correct, or start to weaken, we would probably invest this money in stocks that have lagged in the recent rally. These could include stocks from cyclical sectors like retail, machinery and autos, which should see increased earnings growth as the economy improves.


PERFORMANCE AT-A-GLANCE
Average Annual Returns as of October 31, 1995
Trust Shares

[Bar charts representing the Average Annual Returns for Trust Shares as of 10/31/95 appear on this page]


          Asset Allocation Fund
          Inception Date 12/30/91
                1 year        23.68%
                3 years       10.88%
                life of fund   9.21%

          Equity Income Fund Inception Date 12/14/90
                1 year        22.81%
                3 years       12.27%
                life of fund  12.73%


          Equity Value Fund Inception date 9/1/88
                1 year        21.31%
                3 years       15.59%
                5 years       16.30%
                life of fund  12.27%

          Equity Growth Fund Inception Date 12/14/90
                1 year        25.08%
                3 years       12.48%
                life of fund  13.86%

          Small Company Equity Fund
          Inception Date 12/30/91
                1 year        34.73%
                3 years       23.91%
                life of fund  14.35%

          International Equity Fund
          Inception Date 12/30/91
                1 year        -0.02%
                3 years       11.22%
                life of fund   7.70%

--------------------



 PORTFOLIO REVIEWS
--------------------

GALAXY ASSET
ALLOCATION FUND

[A PHOTO OF ASSET ALLOCATION MANAGER DON JONES APPEARS HERE.]

By Don Jones
Portfolio Manager

As stock prices rallied in the last 12 months, the Galaxy Asset Allocation Fund was heavily invested in many top-performing market sectors - such as technology, consumer staples and finance. The Fund also enjoyed especially strong gains from its investments in bonds as bond prices rose. Because of these strategies, the Fund produced exceptional returns for the 12 months ended October 31, 1995 that exceeded returns for other funds in its class.

     During the period, the Fund's blend of equity and fixed income investments produced total returns for Retail and Trust Shares of 23.42% and 23.68%, respectively. That compares to a return of 17.87% for the average flexible fund with similar investments tracked by Lipper Analytical Services. Over the same period, the S&P 500, which tracks the performance of stocks only returned 26.44%.

REBALANCING THE PORTFOLIO

For most of the period, technology stocks were the clear market leaders. In the first half of the period, as stocks began to strengthen, we increased the Fund's allocation in technology. As expectations for slower economic growth increased the popularity of consumer staples stocks, we increased holdings in this sector from 15% to 19% during the first half of the year.

     At the same time, we kept the Fund's commitment to bonds maturing in 10 years at approximately 40% of its fixed-income portfolio. In addition to enhancing the Fund's yield, this increased its potential for capital gains. When bond prices rise, prices of bonds with longer maturities tend to outpace prices of shorter-maturity issues.

     In the second quarter of 1995, after stock and bond prices had risen sharply, we began to take profits in the technology and consumer staples stocks that had done especially well. We used the proceeds from these sales to add new consumer staples stocks, invest in additional consumer cyclical and financial stocks, and raise the Fund's cash reserves. We felt the stronger cash position would help us make the most of


GALAXY ASSET
ALLOCATION FUND

Distribution of Total Net Assets as of October 31, 1995

[A PIE CHART LISTING ASSET ALLOCATION FUND INVESTMENTS BY TYPE APPEARS HERE:]


          Corporate & Convertible Bonds             2%
          US Government & Agency Obligations       30%
          Common Stocks                            59%
          Cash Equivalents & Other Net Assets and
                Liabilities                         9%

GALAXY ASSET
ALLOCATION FUND

Growth of $10,000 investment*

[A MOUNTAIN CHART COMPARING THE GROWTH OF $10,000 INVESTED IN RETAIL SHARES AND
 TRUST SHARES OF THE ASSET ALLOCATION FUND AND THE S&P 500 INDEX APPEARS HERE:]

                                      Start          End
          Retail Shares               $10,000        $13,977
          Trust Shares                $10,000         14,019
          Index                       $10,000         15,532



* Since inception on 12/30/91. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------------



 PORTFOLIO REVIEWS
--------------------

any new opportunities that might result from a correction in stock prices.

     To protect the Fund against a reversal in bond prices, we reduced the weighting for longer-maturity issues. As before, we kept more than 90% of the Fund's bond investments in securities issued by the U.S. Treasury and its agencies. Because of strong gains in the prices of corporate bonds, corporate yields had become less attractive.

     In the final months of the period, as economic growth slowed and bond prices headed higher, we increased investments in 30-year U.S. Treasury bonds. With further gains in technology and consumer staples stocks, we continued to take profits there. We began to add investments in capital goods stocks, as well as investments in several regional banks. We believed continued consolidation in the banking industry had created attractive opportunities in this group.

FUTURE STRATEGIES

We feel the Fund's fixed-income portfolio is well positioned to benefit from any further drops in interest rates that might occur. If it seems that rates might be bottoming, we would probably start to emphasize shorter-term securities, which tend to hold up better than longer-maturity issues when rates rise and bond prices fall.

     With its current stock weightings, we believe the Fund should benefit further from low levels of interest rates and continued growth in the economy. To stay prepared for new opportunities that may occur, we expect to maintain the current cash reserves in the months ahead.

Don Jones became manager of the Galaxy Asset Allocation Fund in April 1995. He has had responsibility for the Galaxy New York Municipal Bond Fund since September 1994 and has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1988.

GALAXY EQUITY INCOME FUND

By Ed Klisiewicz
Portfolio Manager

Heavy demand for large, high-quality stocks, as well as for stocks with strong dividends helped the Galaxy Equity Income Fund deliver strong returns for the 12 months ended October 31, 1995, that far exceeded those for other funds in its class. During that time the Fund's Retail and Trust Shares had total returns of 22.23% and 22.81%, respectively, versus 17.88% for the average equity


GALAXY EQUITY INCOME FUND

Growth of $10,000 investment*

[A mountain chart comparing the growth of $10,000 invested in retail shares and trust shares of the Equity Income Fund and the S&P 500 Index appears here:]

                                      Start                 End
          Retail Shares               $10,000               $17,849
          Trust Shares                $10,000                17,948
          Index                       $10,000                20,502

* Since inception on 12/14/90. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------------



 PORTFOLIO REVIEWS
--------------------

[A PHOTO OF EQUITY INCOME FUND MANAGER ED KLISIEWICZ APPEARS HERE]

Ed Klisiewicz
[CAPTION APPEARS HERE]

income fund tracked by Lipper Analytical Services. For the same period, the S&P 500 returned 26.44%.

MAXIMIZING RETURNS

As interest rates fell during the period, many investors were drawn to stocks with high dividends. Meanwhile, the expectations for slower growth that drove interest rates lower boosted demand for stocks issued by large, high-quality companies whose earnings might prove more consistent in a weaker economy.

     This was especially true in the economically defensive consumer staples sector, where the Galaxy Equity Income Fund kept more than 20% of its investments. Among the sector's top performers were drug and health care stocks, which had lagged the market during the debate on health care reform. The Fund also enjoyed strong performances from holdings in the financial services and utilities sectors, which benefited from lower interest rates, as well as from holdings in transportation and technology stocks. These gains more than offset disappointing returns from stocks in the lagging retail and energy sectors.

     During the period we took several steps to help the Fund make the most of the rally in stock prices. In the first quarter of 1995, after prices had risen quite sharply, we increased the Fund's cash reserves so we could take advantage of any weakness in prices that might subsequently occur. We increased reserves again in the final months of the period, as a price correction became a greater possibility.

     As stock prices retreated in the summer of 1995, we sold some of the Fund's top-performing consumer staples stocks and added investments in technology, financial and utility stocks. Among the new stocks we introduced during the period were Banc One, Norwest, PPG Industries, SunTrust Banks and Thermo Electron.

NEW OPPORTUNITIES

We expect to maintain a strong cash reserve in the months to come. While low interest rates should support continued demand for high-dividend stocks, further slowing in the economy could cause substantial disappointments in earnings. With stock yields at historic lows, such disappointments in earnings might still produce a correction in prices that could provide many opportunities for new investments. As investors continue to look for defensive plays, we believe many of these opportunities could come from the consumer staples sector. They may also come from technology stocks, where the long-term potential for earnings remains quite strong.

Ed Klisiewicz has been portfolio manager of the Galaxy Equity Income Fund since its inception in December of 1990. He has managed portfolios for Fleet Investment Advisors Inc. and its predecessors since 1970.



GALAXY EQUITY
INCOME FUND

Distribution of Total Net Assets
as of October 31, 1995

[A pie chart listing Equity Income Fund investments by type appears here:]

          Other Common Stocks                         14%
          US Government & Agency Obligations           4%
          Consumer Staples                            22%
          Utilities                                   11%
          Capital Goods                                8%
          Energy                                      10%
          Financial                                    9%
          Technology                                  10%
          Cash Equivalents & Other Net Assets and
                Liabilities                           12%

--------------------



 PORTFOLIO REVIEWS
--------------------

GALAXY EQUITY VALUE FUND

By G. Jay Evans
Portfolio Manager

[A photo of Equity Value Fund manager G. Jay Evans appears here.]

G. Jay Evans

[CAPTION APPEARS HERE]

The Galaxy Equity Value Fund posted solid returns in the last 12 months, helped by a significant weighting in financial stocks and favorable performances from holdings in the technology sector. During the 12 months ended October 31, 1995, the Fund's Retail and Trust Shares earned total returns of 20.81% and 21.31%, respectively. That compares with a return of 20.23% for the average growth and income fund tracked by Lipper Analytical Services. So while the Fund performed well in the last 12 months, when compared to other funds in its class, it lagged the 26.44% return of the S&P 500, which has a large percentage of growth stocks.

     The Fund invests in a diversified portfolio of stocks that appear to be underpriced compared to their potential for capital appreciation. Often, these stocks come from "cyclical" sectors of the market, where earnings tend to be strongest when the economy is robust. Because investors believed the economy would slow in the past year, they often favored "growth" companies whose earnings could improve even if the economy was weak. Economic uncertainty also favored stocks of large companies over the smaller firms that make up a large part of the Fund's portfolio.

BENEFITING FROM LONG-TERM GROWTH

By controlling the rate of economic expansion, the Fed has curbed inflation and set the stage for a long period of economic growth and an extended cycle of capital investment. This has increased interest in technology stocks, whose returns in the past year were nearly double those for the market as a whole. Financial stocks have also benefited due to increased demand for loans, lower interest rates and potential cost savings from industry consolidation.

     The Galaxy Equity Value Fund benefited from both trends in the past year. During the period, we raised the Fund's weighting in financial stocks from 13% to 16%. Within that sector, the Fund enjoyed particularly strong performances from investments in Citicorp, NationsBank, Bank of Boston, Firstar, and Merrill Lynch. By the end of the period, we had also increased holdings in technology stocks from 13% of the portfolio to 15%. During the year, we took profits in issues with especially

GALAXY EQUITY
VALUE FUND

Distribution of Total Net Assets
as of October 31, 1995

[A pie chart listing Equity Value Fund investments by type appears here:]

          Financial                            16%
          Transportation                        6%
          Capital Goods                         8%
          Technology                           15%
          Basic Materials                       7%
          Consumer Staples                     15%
          Utilities                             9%
          Other Common Stocks                  10%
          Cash Equivalents & Other Net Assets
                and Liabilities                14%

GALAXY EQUITY
VALUE FUND

Growth of $10,000 investment*

[A mountain chart comparing the growth of $10,000 invested in retail shares and trust shares of the Equity Value Fund and the S&P 500 Index appears here:]

                              Start               End
          Retail Shares               $10,000             $22,803
          Trust Shares                $10,000              22,915
          Index                       $10,000              27,766

* Since inception on 9/1/88. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------------



 PORTFOLIO REVIEWS
--------------------

strong gains and added selected issues that offered better value. Among the Fund's strongest technology investments over the course of the period were Dell Computer, Cabletron, and Intel. There were also strong gains from selected consumer cyclical stocks such as Family Dollar Stores and Circuit City, as well as many investments in the health care and utilities groups.

GOING FORWARD

Throughout the period we added cyclical issues that have fallen from favor and represent good value in an economic "soft landing." Stocks may be vulnerable to earnings disappointments as the economy slows in upcoming months. But investors should realize that, with a lack of inflation or other constraints on the economy, the Fed should be able to keep interest rates low enough to fuel an economic expansion that could continue through the late 1990s. With an overweighting, as compared to the S&P 500 Index, in financial, consumer cyclical, capital goods and technology stocks - balanced by an appropriate underweighting in defensive sectors such as consumer nondurables, energy and utilities - we believe the Galaxy Equity Value Fund is well-positioned to benefit from such a long-term expansion.

G. Jay Evans has managed the Galaxy Equity Value Fund since April 1992. He has managed value-oriented portfolios for Fleet Investment Advisors Inc. and its predecessors since 1981.

GALAXY EQUITY GROWTH FUND

By Bob Armknecht
Portfolio Manager

Believing that the economy would slow, many investors favored stocks of growth companies in the past year. This was because the potential earnings for these companies tend to remain strong even when the economy is weak. Because investor preference for growth stocks especially favored technology stocks, the Galaxy Equity Growth Fund benefitted because it had invested a large part of its portfolio in these stocks. With favorable performances by investments in technology, and strong gains from financial and health care stocks, the Fund's returns for the 12 months ended October 31, 1995 outpaced other funds in its class.

     During the period, the Fund's Retail and Trust Shares had total returns of 24.54% and 25.08%, respectively, versus an average return of 22.14% for


GALAXY EQUITY
GROWTH FUND

Growth of $10,000 investment*

[A mountain chart comparing the growth of $10,000 invested in retail shares and trust shares of the Equity Growth Fund and the S&P 500 Index appears here:]

                                      Start               End
          Retail Shares               $10,000             $18,755
          Trust Shares                $10,000              18,849
          Index                       $10,000              20,502


* Since inception on 12/14/90. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------------



 PORTFOLIO REVIEWS
--------------------

[A photo of Equity Growth Fund manager Bob Armknecht appears here.]

 Bob Armknecht
[CAPTION APPEARS HERE]


growth funds tracked by Lipper Analytical Services. The return for the S&P 500 during the period was 26.44%.

INVESTMENT STRATEGIES

Late in 1994, about 14% of the Fund was invested in technology. As the dollar weakened, making U.S. exports more attractive to overseas markets, we increased the Fund's investments in technology - reaching a weighting of 23% by the end of April. We also emphasized multinational firms in the consumer staples, equipment manufacturing and drug sectors that would benefit from a weaker dollar. In addition, we purchased select issues from the financial sector, which benefited from falling interest rates, as well as from the energy sector, which enjoyed increased potential for earnings due to higher prices for oil.

     As technology prices soared in the second quarter, we began to take profits from top-performing issues like Microsoft and Hewlett-Packard. At the same time, we raised the Fund's weighting in basic materials stocks - adding shares of Georgia Pacific and PPG. In addition, we increased the Fund's cash reserves, believing a correction in stock prices was possible. We felt a strong reserve could help us make the most of any investment opportunities that might arise.

     In the third quarter, we added several regional banks to the Fund's portfolio. In addition to benefiting from lower interest rates, we believed these companies could enjoy significant price gains due to ongoing consolidation in the banking industry. We continued to take profits in strongly performing technology stocks during this time. With further gains in the prices of technology stocks, however, the sector weighting remained greater than 20%.

     During the year we also maintained a strong position in consumer staples issues, raising the weighting for that group.

LOOKING AHEAD

Many investors now believe that the rate of growth in corporate earnings has probably peaked. As earnings fall short of investors' expectations, there could still be a temporary correction in prices. With interest rates low and U.S. companies in a strong competitive position, however, we believe the earnings of growth companies should remain relatively solid. As a result, we would view any correction as an important buying opportunity. We thus expect to maintain sizable cash reserves for the Galaxy Equity Growth Fund in the near term so we could take advantage of such an event.

Bob Armknecht has been managing the Galaxy Equity Growth Fund since its inception in December 1990. He has managed equity portfolios for Fleet Investment Advisors Inc. since 1988.


GALAXY EQUITY
GROWTH FUND

Distribution of Total Net Assets
as of October 31, 1995

[A pie chart listing Equity Growth Fund investments by type appears here:]

          Financial                                     9%
          Energy                                        7%
          Consumer Cyclicals                            8%
          Capital Goods                                 9%
          Technology                                    20%
          Consumer Staples                              24%
          Other Common Stocks                           7%
          Cash Equivalents & Other Net Assets
                and Liabilities                         16%

--------------------



 PORTFOLIO REVIEWS
--------------------

GALAXY SMALL COMPANY EQUITY FUND

[A PHOTO OF SMALL COMPANY EQUITY FUND MANAGER STEVE BARBARO APPEARS HERE] Steve Barbaro
[CAPTION APPEARS HERE]


By Steve Barbaro
Portfolio Manager

As a slowing economy made growth stocks more attractive to investors in the last year, demand for stocks of small companies gradually increased. This was particularly true for stocks in the technology sector, whose long-term prospects for growth are especially strong, and for stocks in the consumer staples group, whose earnings tend to grow even when the economy is weak. By investing heavily in these areas, the Galaxy Small Company Equity Fund enjoyed extraordinary returns for the 12 months ended October 31, 1995.

     During the period, the Fund's Retail and Trust shares had total returns of 34.01% and 34.73%, respectively. These returns far outdistanced the average return of 22.72% for small-company growth funds tracked by Lipper Analytical Services and the return of 18.33% for the Russell 2000 Index.

PREPARING FOR A SLOWER ECONOMY

As the period began, many investors were drawn to stocks of large multinational companies, whose earnings improved as weakness in the dollar made U.S. exports more attractive overseas. Although many technology companies are relatively small, they benefited from stronger exports, too, as well as from increased sales to U.S. businesses seeking to improve productivity.

     By the middle of 1995, the dollar began to strengthen. This reduced the earnings potential for larger multinational firms, making the earnings for smaller companies seem more attractive. With increased emphasis on earnings growth in a slowing economy, small-company stocks rallied strongly in the period's second half. During this time small-company consumer staples and technology stocks performed particularly well.

     Strong price appreciation, combined with new investments, raised the Fund's weighting in technology from 29% to 45% during the period. By comparison, the Russell 2000 Index had a weighting in technology of 17% when the period closed. Throughout the year, we locked in profits in this sector by reducing holdings that had performed as well as or better than we'd expected, and added new positions that offered strong potential for growth. Many of these new investments, like Cascade Communications and Cree Research, made immediate contributions to the Fund's return. While decreasing the Fund's focus on economically sensitive consumer cyclical stocks, we kept a position in consumer staples stocks of 12% to 15%. During the period there were many individual issues that also added significantly to the Fund's return. Among the top performers were Wolverine Worldwide, Steris Corp., and Lunar Corp.

GALAXY SMALL COMPANY
EQUITY FUND

Growth of $10,000 investment*

[A mountain chart comparing the growth of $10,000 invested in retail shares of the Small Company Equity Fund and Russell 2000 Index appears here:]

                                      Start               End
          Retail Shares               $10,000             $16,621
          Trust Shares                $10,000              16,723
          Index                       $10,000              16,635

* Since inception on 12/30/91. The Russell 2000 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------------



 PORTFOLIO REVIEWS
--------------------

NEW OPPORTUNITIES

We believe the stocks of small companies should continue to perform well in the months ahead. Historically, these issues have tended to produce above-average earnings growth in the late stages of an economic cycle - which is where we probably are today. In addition, small company stocks remain reasonably valued compared with their potential for earnings and have only moved through half of the average upside of their historic market cycle.

     We have recently added investments in energy stocks. These stocks have become quite attractively priced and we believe should benefit from increased energy demand.

Steve Barbaro has managed the Galaxy Small Company Equity Fund since its inception in December 1991. He has managed small company portfolios for Fleet Investment Advisors Inc. and its predecessors since 1977.

GALAXY INTERNATIONAL EQUITY FUND

By David von Hemert
Portfolio Manager, Fleet Investment Advisors Inc. and
Trond Skramstad
Portfolio Manager, Wellington Management Co.

The past year has been a difficult one for foreign stocks. After facing a variety of economic and market hurdles at the end of 1994, U.S. investors who ventured overseas met additional setbacks in 1995. These included devaluation of the Mexican peso, strengthening in the U.S. dollar and an earthquake and a banking crisis in Japan. Although many of the world's economies have strengthened, offering a positive long-term outlook for foreign stocks, returns have been disappointing in the near-term for the Galaxy International Equity Fund and other funds in its class.

     For the 12 months ended October 31, 1995, Retail and Trust Shares of the Galaxy International Equity Fund delivered returns of -0.64% and -0.02%, respectively. That compares with -1.09% for the average international fund tracked by Lipper Analytical Services. For the same period, the Morgan Stanley Europe, Australia & Far East Index (EAFE) returned -0.06%.

TARGETING MAJOR MARKETS

In the first part of 1995, a weak dollar buffered U.S. investors from sharp declines in stock prices overseas. By the second and third quarters, however, improvements in overseas stocks were

GALAXY SMALL COMPANY
EQUITY FUND

Distribution of Total Net Assets
as of October 31, 1995

[A pie chart listing Small Company Equity Fund investments by type appear here:]

          Financial                                5%
          Basic Materials                          8%
          Energy                                   5%
          Consumer Cyclicals                       6%
          Capital Goods                            6%
          Technology                               45%
          Consumer Staples                         14%
          Other Common Stocks                      7%
          Cash Equivalents & Other Net Assets
                and Liabilities                    4%


GALAXY INTERNATIONAL EQUITY FUND

Growth of $10,000 investment*

[A mountain chart comparing the growth of $10,000 invested in retail shares of the International Equity Fund and the Margan Stanley EAFE Index appears here:]

                                      Start               End
          Retail Shares               $10,000             $13,208
          Trust Shares                $10,000              13,291
          Index                       $10,000              13,126


* Since inception on 12/30/91. The Morgan Stanley Europe, Australia & Far East Index (EAFE) is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------------



  MARKET OVERVIEW
--------------------

largely mitigated by a strengthening in the dollar that made foreign returns worth less to U.S. investors.

[A photo of International Equity Fund manager David Hemert appears here:]
 David von Hemert
[CAPTION APPEARS HERE]

     For most of the year, we concentrated the Fund's investments in the larger markets of Europe and Japan. With improvements in the economies of Europe, we increased investments there from 39% of the Fund's portfolio to 50%. The Fund's commitment to Japan remained near 25% throughout this time.

     Many of these investments are stocks of companies that we believe should enjoy attractive earnings growth from expanding economies. We've also emphasized companies that we believe can benefit from corporate restructuring. Among the Fund's new investments in the past year were Sumitomo Trust and Banking, Sekisui House, and Keio Teito Electric Railway in Japan; Bank National de Paris, a French bank, and Tele Denmark, a Danish telephone company.

     We took a more cautious approach toward Mexico and Latin America. Continued weakening in the peso kept stock prices there somewhat volatile, in spite of signs of an improving economy.

THE MONTHS TO COME

We expect to maintain these strategies in the months to come. Although Europe showed signs of temporary economic weakness in 1995's third quarter, the economies there seem committed to a longer-term expansion. We have used momentary slides in prices, therefore, to purchase shares of high-quality stocks with strong potential for growth. These include Rhone-Poulenc, a French chemical company, and Degussa, a German manufacturer of specialty materials.

     As the Japanese government implements measures to launch an economic recovery there, we expect to add positions in companies that can benefit most from a growing economy. In the rest of the Pacific Basin we will continue to look for attractive opportunities that do not involve undue risk. We expect to remain more cautious in the emerging markets in Latin America, however, until the devaluation of the peso is no longer a threat to the health of economies there.

David von Hemert became manager of the Galaxy International Fund in August 1994 and has managed money for Fleet Investment Advisors since 1980. Trond Skramstad became co-manager of the Fund in January 1995. He has managed money for Wellington Management since 1993.

--------------------------------------------------------------------------------

Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses. Without such waivers or reimbursements, performance would be lower. Past performance is no guarantee of future results. Total return figures in this report include changes in share price, and reinvestment of dividends and capital gains distributions, if any.




GALAXY INTERNATIONAL
EQUITY FUND

Distribution of Total Net Assets
as of October 31, 1995

[A pie chart listing International Equity Fund investments by region appears here:]

          Europe                                    50%
          Australia and Far East                    41%
          Canada                                    2%
          South America                             2%
          Cash Equivalents & Other Net Assets
                and Liabilities                     5%

--------------------

                        ASSET ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
COMMON STOCKS - 59.40%
                  CONSUMER STAPLES - 14.65%
      20,000      American Home Products Corp..................................................      $   1,772,500
      40,000      Bristol-Myers Squibb Co......................................................          3,050,000
      40,000      Coca-Cola Co.................................................................          2,875,000
      60,000      Gillette Co..................................................................          2,902,500
      50,000      Johnson & Johnson............................................................          4,075,000
      80,000      McDonald's Corp..............................................................          3,280,000
      30,000      Merck & Co., Inc.............................................................          1,725,000
      30,000      PepsiCo, Inc.................................................................          1,582,500
      40,000      Sara Lee Corp................................................................          1,175,000
                                                                                                     -------------
                                                                                                        22,437,500
                                                                                                     -------------
                  TECHNOLOGY - 11.86%
      40,000      American Telephone & Telegraph Corp..........................................          2,560,000
      30,000      Automatic Data Processing, Inc...............................................          2,145,000
      30,000      CISCO Systems, Inc.*.........................................................          2,325,000
      20,000      Dow Chemical Co..............................................................          1,372,500
      20,000      Intel Corp...................................................................          1,397,500
      25,000      Microsoft Corp.*.............................................................          2,500,000
      30,000      Motorola, Inc................................................................          1,968,750
      30,000      Xerox Corp...................................................................          3,892,500
                                                                                                     -------------
                                                                                                        18,161,250
                                                                                                     -------------
                  FINANCIAL - 7.75%
      31,500      American International Group, Inc............................................          2,657,812
      12,000      Barnett Banks, Inc...........................................................            663,000
      40,000      Citicorp.....................................................................          2,595,000
      12,000      Crestar Financial Corp.......................................................            684,000
      25,000      Federal National Mortgage Association........................................          2,621,875
      60,000      Hibernia Corp., Class A......................................................            592,500
      20,000      Old Kent Financial Corp......................................................            765,000
      20,000      SunTrust Banks, Inc..........................................................          1,290,000
                                                                                                     -------------
                                                                                                        11,869,187
                                                                                                     -------------
                  CAPITAL GOODS - 6.51%
      30,000      Boeing Co....................................................................          1,968,750
      54,000      General Electric Co..........................................................          3,415,500
      35,000      Ingersoll-Rand Co............................................................          1,238,125
      24,000      Raytheon Co..................................................................          1,047,000
      50,000      Thermo Electron Corp.*.......................................................          2,300,000
                                                                                                     -------------
                                                                                                         9,969,375
                                                                                                     -------------

                      See Notes to Financial Statements.

--------------------

                        ASSET ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  ENERGY - 5.21%
      42,000      Amoco Corp...................................................................      $   2,682,750
      50,000      Halliburton Co...............................................................          2,075,000
      32,000      Mobil Corp...................................................................          3,224,000
                                                                                                     -------------
                                                                                                         7,981,750
                                                                                                     -------------
                  CONSUMER CYCLICAL - 5.07%
      34,400      Armstrong World Industries, Inc..............................................          2,042,500
      50,000      Home Depot, Inc..............................................................          1,862,500
     125,000      Wal-Mart Stores, Inc.........................................................          2,703,125
      20,000      Walt Disney Co...............................................................          1,152,500
                                                                                                     -------------
                                                                                                         7,760,625
                                                                                                     -------------
                  UTILITIES - 3.05%
      25,000      GTE Corp.....................................................................          1,031,250
      20,000      LG & E Energy Corp...........................................................            830,000
      95,000      Wisconsin Energy Corp........................................................          2,802,500
                                                                                                     -------------
                                                                                                         4,663,750
                                                                                                     -------------
                  TRANSPORTATION - 2.84%
      84,000      Ford Motor Co................................................................          2,415,000
      25,000      Norfolk Southern Corp........................................................          1,931,250
                                                                                                     -------------
                                                                                                         4,346,250
                                                                                                     -------------
                  BASIC MATERIALS - 2.46%
      25,000      Georgia-Pacific Corp.........................................................          2,062,500
      40,000      PPG Industries, Inc..........................................................          1,700,000
                                                                                                     -------------
                                                                                                         3,762,500
                                                                                                     -------------
                  TOTAL COMMON STOCKS..........................................................         90,952,187
                  (Cost $72,074,782)                                                                 -------------

   PAR VALUE
   ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 29.65%
                  U.S. TREASURY NOTES - 12.88%
$  2,000,000      7.38%, 05/15/96..............................................................          2,019,040
   2,500,000      6.13%, 12/31/96..............................................................          2,516,897
   2,000,000      7.88%, 04/15/98..............................................................          2,100,138

                      See Notes to Financial Statements.

--------------------

                        ASSET ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
   PAR VALUE                                                                                           (NOTE 2)
   ---------                                                                                         -------------
                  U.S. TREASURY NOTES (CONTINUED)
$  1,500,000      7.00%, 04/15/99..............................................................      $   1,557,944
   2,000,000      6.00%, 10/15/99..............................................................          2,017,378
   2,000,000      6.25%, 05/31/00..............................................................          2,035,640
   2,000,000      7.50%, 11/15/01..............................................................          2,163,678
   3,000,000      7.50%, 05/15/02..............................................................          3,260,577
   2,000,000      6.38%, 08/15/02..............................................................          2,053,400
                                                                                                     -------------
                                                                                                        19,724,692
                                                                                                     -------------
                  U.S. TREASURY BONDS - 7.51%
   5,000,000      7.63%, 02/15/07..............................................................          5,389,950
   2,500,000      7.88%, 11/15/07..............................................................          2,761,300
   1,000,000      8.13%, 08/15/19..............................................................          1,203,559
   2,000,000      6.88%, 08/15/25..............................................................          2,147,840
                                                                                                     -------------
                                                                                                        11,502,649
                                                                                                     -------------
                  FEDERAL HOME LOAN BANK - 4.78%
     500,000      6.00%, 04/25/97..............................................................            499,950
   1,000,000      6.00%, 10/30/97..............................................................          1,000,000
     300,000      7.05%, 05/22/98..............................................................            300,126
   1,000,000      7.00%, 06/12/00..............................................................          1,006,379
   2,000,000      7.00%, 09/21/00..............................................................          2,000,198
   1,500,000      7.00%, 06/27/02..............................................................          1,502,893
   1,000,000      7.56%, 06/14/05..............................................................          1,005,739
                                                                                                     -------------
                                                                                                         7,315,285
                                                                                                     -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.74%
   2,000,000      8.18%, 04/15/24..............................................................          2,083,898
   2,000,000      8.50%, 05/20/24..............................................................          2,115,900
                                                                                                     -------------
                                                                                                         4,199,798
                                                                                                     -------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.34%
   1,000,000      7.74%, 06/01/04..............................................................          1,040,280
   1,000,000      7.05%, 06/08/05..............................................................          1,022,269
                                                                                                     -------------
                                                                                                         2,062,549
                                                                                                     -------------
                  FEDERAL FARM CREDIT BANK - 0.40%
     500,000      6.75%, 05/26/98..............................................................            502,425
     100,000      8.25%, 05/01/07..............................................................            105,239
                                                                                                     -------------
                                                                                                           607,664
                                                                                                     -------------
                  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.................................         45,412,637
                  (Cost $44,192,726)                                                                 -------------

                      See Notes to Financial Statements.

--------------------

                        ASSET ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                          -------------
                  CORPORATE NOTES AND BONDS - 1.71%
$    200,000      American Telephone & Telegraph Corp.
                  7.00%, 05/15/05..............................................................      $     208,250
   1,200,000      Citicorp, MTN
                  8.63%, 11/01/04..............................................................          1,281,000
   1,000,000      Southwestern Bell
                  7.75%, 09/01/09..............................................................          1,021,250
     100,000      Xerox Corp.
                  8.13%, 04/15/02..............................................................            109,125
                                                                                                     -------------
                  TOTAL CORPORATE NOTES AND BONDS..............................................          2,619,625
                  (Cost $2,467,754)                                                                  -------------

REPURCHASE AGREEMENT - 9.07%
  13,893,939      Chase Securities, Inc.
                  5.75%, 11/01/95, Dated 10/31/95
                  Repurchase Price $13,896,159
                  (Collateralized by U.S. Treasury Note 5.88%, Due 1997;
                  Total Par Value $13,930,000; Market Value $14,173,775).......................         13,893,939
                                                                                                     -------------
                  TOTAL REPURCHASE AGREEMENT...................................................         13,893,939
                  (Cost $13,893,939)                                                                 -------------

TOTAL INVESTMENTS - 99.83%.....................................................................        152,878,388
(Cost $132,629,201)                                                                                  -------------

NET OTHER ASSETS AND LIABILITIES - 0.17%.......................................................            260,217
                                                                                                     -------------
NET ASSETS - 100.00%...........................................................................      $ 153,138,605
                                                                                                     =============

--------------------------------------------------------------------------------

*    Non-income producing security
MTN  Medium Term Note

                      See Notes to Financial Statements.

--------------------

                        EQUITY INCOME FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
COMMON STOCKS - 83.91%
                  CONSUMER STAPLES - 21.51%
     15,000       Abbott Laboratories..........................................................      $     596,250
     12,000       Anheuser-Busch Cos., Inc.....................................................            792,000
     52,000       Bristol-Myers Squibb Co......................................................          3,965,000
     50,000       General Mills, Inc...........................................................          2,868,750
     50,000       Johnson & Johnson............................................................          4,075,000
     93,000       McDonald's Corp..............................................................          3,813,000
     40,000       Merck & Co., Inc.............................................................          2,300,000
     80,000       PepsiCo, Inc.................................................................          4,220,000
     45,000       Pfizer, Inc..................................................................          2,581,875
     55,000       Procter & Gamble Co..........................................................          4,455,000
     80,000       Rite Aid Corp................................................................          2,160,000
    138,000       Sara Lee Corp................................................................          4,053,750
     20,000       Sysco Corp...................................................................            607,500
                                                                                                     -------------
                                                                                                        36,488,125
                                                                                                     -------------
                  UTILITIES - 11.37%
    125,000       Allegheny Power Systems, Inc.................................................          3,296,875
     62,000       Bell Atlantic Corp...........................................................          3,944,750
    125,000       GTE Corp.....................................................................          5,156,250
    160,000       Washington Gas Light Co......................................................          3,060,000
    130,000       Wisconsin Energy Corp........................................................          3,835,000
                                                                                                     -------------
                                                                                                        19,292,875
                                                                                                     -------------
                  ENERGY - 10.08%
     30,000       Amoco Corp...................................................................          1,916,250
     35,000       Atlantic Richfield Co........................................................          3,736,250
     26,000       Chevron Corp.................................................................          1,215,500
     50,000       Exxon Corp...................................................................          3,818,750
    100,000       Halliburton Co...............................................................          4,150,000
      9,000       Mobil Corp...................................................................            906,750
     20,000       Texaco, Inc..................................................................          1,362,500
                                                                                                     -------------
                                                                                                        17,106,000
                                                                                                     -------------
                  TECHNOLOGY - 9.93%
     70,000       American Telephone & Telegraph Corp..........................................          4,480,000
    110,000       AMP, Inc.....................................................................          4,317,500
     36,000       Automatic Data Processing, Inc...............................................          2,574,000
     40,000       Dow Chemical Co..............................................................          2,745,000
     21,000       Xerox Corp...................................................................          2,724,750
                                                                                                     -------------
                                                                                                        16,841,250
                                                                                                     -------------

                      See Notes to Financial Statements.

--------------------

                        EQUITY INCOME FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  FINANCIAL - 9.15%
     61,000       Aetna Life & Casualty Co.....................................................      $   4,292,875
     15,000       American International Group, Inc............................................          1,265,625
     25,000       Banc One Corp................................................................            843,750
     20,000       Chase Manhattan Corp.........................................................          1,140,000
     22,000       Federal National Mortgage Association........................................          2,307,250
     17,000       Morgan (J.P.) & Co., Inc.....................................................          1,311,125
     82,000       Norwest Corp.................................................................          2,419,000
     30,000       SunTrust Banks, Inc..........................................................          1,935,000
                                                                                                     -------------
                                                                                                        15,514,625
                                                                                                     -------------
                  CAPITAL GOODS - 7.58%
     30,000       Boeing Co....................................................................          1,968,750
     50,000       Deere & Co...................................................................          4,468,750
     42,000       General Electric Co..........................................................          2,656,500
     25,000       Hubbell, Inc., Class B.......................................................          1,506,250
     20,000       Thermo Electron Corp.*.......................................................            920,000
     15,000       United Technologies Corp.....................................................          1,331,250
                                                                                                     -------------
                                                                                                        12,851,500
                                                                                                     -------------
                  TRANSPORTATION - 5.36%
    175,000       Ford Motor Co................................................................          5,031,250
     12,000       Norfolk Southern Corp........................................................            927,000
     48,000       Union Pacific Corp...........................................................          3,138,000
                                                                                                     -------------
                                                                                                         9,096,250
                                                                                                     -------------
                  CONSUMER CYCLICAL - 4.80%
     45,000       Armstrong World Industries, Inc..............................................          2,671,875
     35,000       Dayton Hudson Corp...........................................................          2,406,250
     37,000       General Motors Corp., Class E................................................          1,743,625
     15,000       Sherwin-Williams Co..........................................................            564,375
     35,000       Wal-Mart Stores, Inc.........................................................            756,875
                                                                                                     -------------
                                                                                                         8,143,000
                                                                                                     -------------
                  BASIC MATERIALS - 4.13%
     15,000       Consolidated Papers, Inc.....................................................            858,750
     15,000       Georgia-Pacific Corp.........................................................          1,237,500
     40,000       Minnesota Mining & Manufacturing Co..........................................          2,275,000
     10,000       PPG Industries, Inc..........................................................            425,000
     50,000       Weyerhaeuser Co..............................................................          2,206,250
                                                                                                     -------------
                                                                                                         7,002,500
                                                                                                     -------------
                  TOTAL COMMON STOCKS..........................................................        142,336,125
                  (Cost $113,463,885)                                                                -------------

                      See Notes to Financial Statements.

--------------------

                        EQUITY INCOME FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                          (NOTE 2)
  ---------                                                                                        -------------
U.S. GOVERNMENT OBLIGATIONS - 3.61%
                  U.S. TREASURY NOTES - 2.48%
$   250,000       5.13%, 11/15/95..............................................................      $     249,960
  2,000,000       5.13%, 03/31/98..............................................................          1,976,478
  2,000,000       5.50%, 04/15/00..............................................................          1,980,518
                                                                                                     -------------
                                                                                                         4,206,956
                                                                                                     -------------
                  U.S. TREASURY BOND - 1.13%
  1,700,000       7.50%, 11/15/16..............................................................          1,914,472
                                                                                                     -------------
                  TOTAL U.S. GOVERNMENT OBLIGATIONS............................................          6,121,428
                  (Cost $5,912,039)                                                                  -------------

REPURCHASE AGREEMENT - 12.09%
 20,502,040       Chase Securities, Inc.
                  5.75%, 11/01/95, Dated 10/31/95
                  Repurchase Price $20,505,315
                  (Collateralized by U.S. Treasury Note 5.88%, Due 1997;
                  Total Par Value $20,555,000; Market Value $20,914,713).......................         20,502,040
                                                                                                     -------------
                  TOTAL REPURCHASE AGREEMENT...................................................         20,502,040
                  (Cost $20,502,040)                                                                 -------------

TOTAL INVESTMENTS - 99.61%.....................................................................        168,959,593
(Cost $139,877,964)                                                                                  -------------

NET OTHER ASSETS AND LIABILITIES - 0.39%.......................................................            661,183
                                                                                                     -------------
TOTAL NET ASSETS - 100.00%.....................................................................      $ 169,620,776
                                                                                                     =============

--------------------------------------------------------------------------------

* Non-income producing security

                      See Notes to Financial Statements.

--------------------

                        EQUITY VALUE FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
COMMON STOCKS - 86.57%
                  FINANCIAL - 15.75%
      61,400      AFLAC, Inc...................................................................      $   2,502,050
      28,600      American International Group, Inc............................................          2,413,125
      49,900      Bank of Boston Corp..........................................................          2,220,550
      39,400      Citicorp.....................................................................          2,556,075
     136,800      Edwards (A.G.), Inc..........................................................          3,488,400
      56,600      Federal National Mortgage Association........................................          5,935,925
      86,300      First Union Corp.............................................................          4,282,638
     120,600      Firstar Corp.................................................................          4,266,225
      16,000      MBIA, Inc....................................................................          1,114,000
      57,800      Mellon Bank Corp.............................................................          2,897,225
      38,500      Merrill Lynch & Co...........................................................          2,136,750
      44,900      NationsBank Corp.............................................................          2,952,175
      64,500      Standard Federal Bancorp., Inc...............................................          2,289,750
      84,600      Washington Mutual, Inc.......................................................          2,178,450
                                                                                                     -------------
                                                                                                        41,233,338
                                                                                                     -------------
                  CONSUMER STAPLES - 15.32%
      30,300      Abbott Laboratories..........................................................          1,204,425
      96,300      Anheuser-Busch Cos., Inc.....................................................          6,355,800
      35,500      Becton Dickinson & Co........................................................          2,307,500
     186,800      Bergen Brunswig Corp., Class A...............................................          3,876,100
     115,900      Family Dollar Stores, Inc....................................................          1,767,475
     123,100      FHP International Corp.*.....................................................          2,985,175
      44,600      IBP, Inc.....................................................................          2,670,425
      92,000      IVAX Corp....................................................................          2,093,000
      46,400      PepsiCo, Inc.................................................................          2,447,600
      70,400      Philip Morris Cos., Inc......................................................          5,948,800
      94,500      Schering-Plough Corp.........................................................          5,067,562
     110,800      Supervalu, Inc...............................................................          3,407,100
                                                                                                     -------------
                                                                                                        40,130,962
                                                                                                     -------------
                  TECHNOLOGY - 15.03%
      41,900      AMP, Inc.....................................................................          1,644,575
      70,700      Applied Materials, Inc.*.....................................................          3,543,838
      42,700      Arrow Electronics, Inc.*.....................................................          2,167,025
      48,300      Cabletron Systems, Inc.*.....................................................          3,797,587
      91,000      Compaq Computer Corp.*.......................................................          5,073,250
      46,000      Computer Associates International, Inc.......................................          2,530,000
     196,200      EMC Corp.*...................................................................          3,041,100
      50,200      Intel Corp...................................................................          3,507,725

                      See Notes to Financial Statements.

--------------------

                        EQUITY VALUE FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  TECHNOLOGY (CONTINUED)
     186,600      Loral Corp...................................................................      $   5,528,025
      29,400      Motorola, Inc................................................................          1,929,375
     100,600      Quantum Corp.*...............................................................          1,747,925
     155,600      Stratus Computer, Inc.*......................................................          4,843,050
                                                                                                     -------------
                                                                                                        39,353,475
                                                                                                     -------------
                  UTILITIES - 9.16%
      68,600      New England Electric System..................................................          2,675,400
      47,800      NYNEX Corp...................................................................          2,246,600
     201,700      Pacific Gas & Electric Co....................................................          5,924,937
     110,900      Potomac Electric Power Co....................................................          2,772,500
     177,300      Public Service Enterprise Group, Inc.........................................          5,208,188
     140,600      Texas Utilities Co...........................................................          5,167,050
                                                                                                     -------------
                                                                                                        23,994,675
                                                                                                     -------------
                  CAPITAL GOODS - 7.78%
      71,900      Emerson Electric Co..........................................................          5,122,875
      62,400      General Electric Co..........................................................          3,946,800
      76,300      Ingersoll-Rand Co............................................................          2,699,113
      68,900      Johnson Controls, Inc........................................................          4,013,425
      66,950      Textron, Inc.................................................................          4,602,813
                                                                                                     -------------
                                                                                                        20,385,026
                                                                                                     -------------
                  BASIC MATERIALS - 6.68%
      62,400      Boise Cascade Corp...........................................................          2,262,000
      94,800      Crown Cork & Seal Co., Inc.*.................................................          3,306,150
      99,200      Federal Paper Board, Inc.....................................................          4,166,400
      89,350      Nalco Chemical Co............................................................          2,680,500
      47,500      Union Camp Corp..............................................................          2,416,562
     113,100      Wellman, Inc.................................................................          2,657,850
                                                                                                     -------------
                                                                                                        17,489,462
                                                                                                     -------------
                  TRANSPORTATION - 6.42%
      31,700      British Airways Plc, ADR.....................................................          2,266,550
     152,900      Carnival Corp., Class A......................................................          3,554,925
      50,394      Chrysler Corp................................................................          2,601,590
     113,600      Ford Motor Co................................................................          3,266,000
      30,250      General Motors Corp..........................................................          1,323,438
      55,700      Lockheed Martin Corp.........................................................          3,794,562
                                                                                                     -------------
                                                                                                        16,807,065
                                                                                                     -------------

                      See Notes to Financial Statements.

--------------------

                        EQUITY VALUE FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  CONSUMER CYCLICAL - 5.97%
     128,800      Circuit City Stores, Inc.....................................................      $   4,298,700
      75,000      Dillard Department Stores, Inc., Class A.....................................          2,034,375
     118,600      Echlin, Inc..................................................................          4,239,950
      74,600      Gap, Inc.....................................................................          2,937,375
     134,650      Ross Stores, Inc.............................................................          2,112,322
                                                                                                     -------------
                                                                                                        15,622,722
                                                                                                     -------------
                  ENERGY - 3.26%
      58,400      Amoco Corp...................................................................          3,730,300
      32,800      Atlantic Richfield Co........................................................          3,501,400
      14,816      British Petroleum Co. Plc, ADR...............................................          1,307,512
                                                                                                     -------------
                                                                                                         8,539,212
                                                                                                     -------------
                  DRUGS AND HEALTHCARE - 1.20%
      78,600      Elan Corp. Plc, ADR*.........................................................          3,153,825
                                                                                                     -------------
                  TOTAL COMMON STOCKS..........................................................        226,709,762
                  (Cost $196,015,741)                                                                -------------

   PAR VALUE
   ---------
                  REPURCHASE AGREEMENT - 13.47%
$ 35,269,896      Chase Securities, Inc.
                  5.75%, 11/01/95, Dated 10/31/95
                  Repurchase Price $35,275,530
                  (Collateralized by U.S. Treasury Note 5.88%, Due 1997;
                  Total Par Value $35,360,000; Market Value $35,978,800).......................         35,269,896
                                                                                                     -------------
                  TOTAL REPURCHASE AGREEMENT...................................................         35,269,896
                  (Cost $35,269,896)                                                                 -------------

TOTAL INVESTMENTS - 100.04%....................................................................        261,979,658
(Cost $231,285,637)                                                                                  -------------

NET OTHER ASSETS AND LIABILITIES - (0.04)%.....................................................            (94,781)
                                                                                                     -------------
NET ASSETS - 100.00%...........................................................................      $ 261,884,877
                                                                                                     =============

--------------------------------------------------------------------------------

*    Non-income producing security
ADR  American Depository Receipt

                      See Notes to Financial Statements.

--------------------

                        EQUITY GROWTH FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
COMMON STOCKS - 84.37%
                  CONSUMER STAPLES - 23.65%
     225,000      Abbott Laboratories..........................................................      $   8,943,750
     130,000      Bristol-Myers Squibb Co......................................................          9,912,499
     270,000      Gillette Co..................................................................         13,061,250
     160,000      Johnson & Johnson............................................................         13,040,000
     300,000      McDonald's Corp..............................................................         12,300,000
     235,000      Merck & Co., Inc.............................................................         13,512,500
     210,000      PepsiCo, Inc.................................................................         11,077,500
     250,000      Pfizer, Inc..................................................................         14,343,750
     135,000      Procter & Gamble Co..........................................................         10,935,000
     350,000      Sara Lee Corp................................................................         10,281,250
     100,000      United Healthcare Corp.......................................................          5,312,500
                                                                                                     -------------
                                                                                                       122,719,999
                                                                                                     -------------
                  TECHNOLOGY - 20.49%
     165,000      American Telephone & Telegraph Corp..........................................         10,560,000
     150,000      AMP, Inc.....................................................................          5,887,500
     175,000      Automatic Data Processing, Inc...............................................         12,512,500
     200,000      CISCO Systems, Inc.*.........................................................         15,500,000
     125,000      Dow Chemical Co..............................................................          8,578,125
     160,000      Hewlett-Packard Co...........................................................         14,820,000
     180,000      Intel Corp...................................................................         12,577,500
     115,000      Microsoft Corp.*.............................................................         11,500,000
     140,000      Motorola, Inc................................................................          9,187,500
      40,000      Xerox Corp...................................................................          5,190,000
                                                                                                     -------------
                                                                                                       106,313,125
                                                                                                     -------------
                  CAPITAL GOODS - 9.43%
     155,000      Boeing Co....................................................................         10,171,875
     152,000      Caterpillar, Inc.............................................................          8,531,000
     157,200      General Electric Co..........................................................          9,942,900
     150,000      Ingersoll-Rand Co............................................................          5,306,250
     325,650      Thermo Electron Corp.*.......................................................         14,979,900
                                                                                                     -------------
                                                                                                        48,931,925
                                                                                                     -------------
                  FINANCIAL - 8.86%
     157,500      American International Group, Inc............................................         13,289,063
      50,000      Barnett Banks, Inc...........................................................          2,762,500
     200,000      Citicorp.....................................................................         12,975,000
      50,000      Crestar Financial Corp.......................................................          2,850,000
     125,000      Federal National Mortgage Association........................................         13,109,375
     100,000      Hibernia Corp., Class A......................................................            987,500
                                                                                                     -------------
                                                                                                        45,973,438
                                                                                                     -------------

                      See Notes to Financial Statements.

--------------------

                        EQUITY GROWTH FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  CONSUMER CYCLICAL - 8.46%
     130,000      Armstrong World Industries, Inc..............................................      $   7,718,750
     100,000      Cooper Tire & Rubber Co......................................................          2,312,500
     250,000      Home Depot, Inc..............................................................          9,312,500
     125,000      Sherwin-Williams Co..........................................................          4,703,125
     100,000      U.S. Healthcare, Inc.........................................................          3,850,000
     300,000      Wal-Mart Stores, Inc.........................................................          6,487,500
     165,000      Walt Disney Co...............................................................          9,508,125
                                                                                                     -------------
                                                                                                        43,892,500
                                                                                                     -------------
                  ENERGY - 6.76%
     150,000      Amoco Corp...................................................................          9,581,250
     123,000      Anadarko Petroleum Corp......................................................          5,335,125
     120,000      Mobil Corp...................................................................         12,090,000
     130,000      Schlumberger, Ltd............................................................          8,092,500
                                                                                                     -------------
                                                                                                        35,098,875
                                                                                                     -------------
                  BASIC MATERIALS - 3.79%
     125,000      Georgia-Pacific Corp.........................................................         10,312,500
     220,000      PPG Industries, Inc..........................................................          9,350,000
                                                                                                     -------------
                                                                                                        19,662,500
                                                                                                     -------------
                  TRANSPORTATION - 2.93%
     100,000      AMR Corp.*...................................................................          6,600,000
     300,000      Ford Motor Co................................................................          8,625,000
                                                                                                     -------------
                                                                                                        15,225,000
                                                                                                     -------------
                  TOTAL COMMON STOCKS..........................................................        437,817,362
                  (Cost $290,695,914)                                                                -------------

                      See Notes to Financial Statements.

--------------------

                        EQUITY GROWTH FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                          -------------
REPURCHASE AGREEMENT - 15.80%
$ 82,007,104      Chase Securities, Inc.
                  5.75%, 11/01/95, Dated 10/31/95
                  Repurchase Price $82,020,202
                  (Collateralized by U.S. Treasury Note 5.88%, Due 1997;
                  Total Par Value $82,210,000; Market Value $83,648,675).......................      $  82,007,104
                                                                                                     -------------
                  TOTAL REPURCHASE AGREEMENT...................................................         82,007,104
                  (Cost $82,007,104)                                                                 -------------

TOTAL INVESTMENTS - 100.17%....................................................................        519,824,466
(Cost $372,703,018)                                                                                  -------------

NET OTHER ASSETS AND LIABILITIES - (0.17)%.....................................................           (897,333)
                                                                                                     -------------
NET ASSETS - 100.00%...........................................................................      $ 518,927,133
                                                                                                     =============

--------------------------------------------------------------------------------

*  Non-income producing security

                      See Notes to Financial Statements.

--------------------

                        SMALL COMPANY EQUITY FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
COMMON STOCKS - 95.42%
                  TECHNOLOGY - 45.39%
       2,500      Accom, Inc.*.................................................................      $      21,563
      54,527      ACT Manufacturing, Inc.*.....................................................            777,010
      32,003      Alliance Semiconductor Corp.*................................................            984,092
      37,406      Alternative Resources Corp.*.................................................          1,159,586
      27,933      Applied Digital Access, Inc.*................................................            335,196
      14,879      Applix, Inc.*................................................................            412,892
      48,322      Ascend Communications, Inc.*.................................................          3,140,930
      83,045      Aseco Corp.*.................................................................          1,515,571
      15,629      Aspen Technology, Inc.*......................................................            429,798
      33,130      Asyst Technologies, Inc.*....................................................          1,391,460
      10,650      Avid Technology, Inc.*.......................................................            465,938
      15,600      Bell & Howell Holdings Co.*..................................................            390,000
      30,243      Bell Microproducts, Inc.*....................................................            311,881
      48,550      Bisys Group, Inc.*...........................................................          1,359,400
      10,703      Boca Research, Inc.*.........................................................            270,251
      14,591      Broadband Technologies, Inc.*................................................            255,343
      22,242      Brooks Automation, Inc.*.....................................................            400,356
      78,737      CAI Wireless Systems, Inc.*..................................................            649,580
      14,614      California Microwave, Inc.*..................................................            321,508
      26,285      Cambridge Technology Partners, Inc.*.........................................          1,491,674
      21,406      Cascade Communications Corp.*................................................          1,525,178
      20,878      CDW Computer Centers, Inc.*..................................................          1,012,583
      27,995      Cheyenne Software, Inc.*.....................................................            584,396
      21,800      CMG Information Services, Inc.*..............................................            757,550
      29,478      Cognex Corp.*................................................................          1,761,311
      55,281      Coherent Communications Systems Corp.*.......................................          1,134,124
      15,836      Comverse Technology, Inc.*...................................................            360,269
      36,195      Concord EFS, Inc.*...........................................................          1,248,728
      39,190      Credence Systems Corp.*......................................................          1,464,726
      35,288      Cree Research, Inc.*.........................................................            866,762
      33,426      Dawson Geophysical Co.*......................................................            334,260
      21,465      DSP Communications, Inc.*....................................................            778,106
      26,466      DSP Group, Inc.*.............................................................            430,071
         350      ESS Technology, Inc.*........................................................             10,500
       3,000      Expert Software, Inc.*.......................................................             62,250
      12,500      FORE Systems, Inc.*..........................................................            662,500
      21,780      Franklin Electronic Publishers, Inc.*........................................            901,148
      37,800      General Scanning, Inc.*......................................................            453,600
       1,550      Harmonic Lightwaves, Inc.*...................................................             19,763
      16,000      Holophane Corp.*.............................................................            432,000
      31,223      ICC Technologies, Inc.*......................................................            370,773
      41,811      INSO Corp.*..................................................................          1,494,743
       3,000      Integrated Measurement Systems, Inc.*........................................             40,500
      22,266      Ionics, Inc.*................................................................            907,340

                      See Notes to Financial Statements.

--------------------

                        SMALL COMPANY EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  TECHNOLOGY (CONTINUED)
      26,911      J. Ray McDermott, S.A.*......................................................      $     407,029
      23,644      Kent Electronics Corp.*......................................................          1,152,642
      34,223      Linear Technology Corp.......................................................          1,497,256
      13,200      Macromedia, Inc.*............................................................            488,400
      23,577      Marshall Industries, Inc.*...................................................            831,089
      27,954      Maxim Integrated Products, Inc.*.............................................          2,089,558
      11,414      McAfee Associates, Inc.*.....................................................            664,866
      18,025      Merix Corp.*.................................................................            666,925
      19,269      Metricom, Inc.*..............................................................            320,347
      37,030      Micrion Corp.*...............................................................            472,133
      37,283      Microcom, Inc.*..............................................................            815,566
      24,300      Microtouch Systems, Inc.*....................................................            352,350
      35,530      Minntech Corp................................................................            719,483
      16,659      Mobile Telecommunications Technologies*......................................            472,699
      31,200      Novadigm, Inc.*..............................................................            639,600
       2,500      Oak Technology, Inc.*........................................................            136,875
      11,479      Parametric Technology Corp.*.................................................            767,658
      49,940      Quad Systems Corp.*..........................................................            412,005
      29,205      Rational Software Corp.*.....................................................            456,328
       2,500      Renaissance Solutions, Inc.*.................................................             51,250
      27,170      SDL, Inc.*...................................................................            692,835
      27,720      Softdesk, Inc.*..............................................................            644,490
      31,200      Speedfam International, Inc.*................................................            510,900
      25,014      StrataCom, Inc.*.............................................................          1,538,361
      15,525      Summa Four, Inc.*............................................................            213,469
      16,995      SunGard Data Systems, Inc.*..................................................            467,363
      18,186      Sybase, Inc.*................................................................            713,801
      17,495      Synopsys, Inc.*..............................................................            656,063
      36,853      Systemsoft Corp.*............................................................            529,762
      46,800      Tegal Corp.*.................................................................            596,700
      34,577      Tellabs, Inc.*...............................................................          1,175,618
      36,910      Tessco Technologies, Inc.*...................................................            968,888
      48,108      Tetra Technologies, Inc.*....................................................            637,431
           1      3COM Corp.*..................................................................                 33
      21,796      Triquint Semiconductor, Inc.*................................................            495,859
      65,648      Tylan General, Inc.*.........................................................          1,050,368
      35,218      Video Sentry Corp.*..........................................................            352,180
       8,294      Vmark Software, Inc.*........................................................             57,021
      32,643      Wonderware Corp.*............................................................          1,036,415
      45,364      Xilinx, Inc.*................................................................          2,086,744
      28,820      X-Rite, Inc..................................................................            450,313
      25,754      Xylogics, Inc.*..............................................................          1,780,245
                                                                                                     -------------
                                                                                                        63,766,128
                                                                                                     -------------

                      See Notes to Financial Statements.

--------------------

                        SMALL COMPANY EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  CONSUMER STAPLES - 13.84%
      22,376      Books-A-Million, Inc.*.......................................................      $     282,497
      17,644      Brown (Tom), Inc.*...........................................................            196,290
      74,700      Chad Therapeutics, Inc.*.....................................................          1,101,825
      28,228      Clintrials Research, Inc.*...................................................            571,617
      29,990      Community Health Systems, Inc.*..............................................            952,182
      30,595      Coventry Corp.*..............................................................            600,427
      29,800      Dataworks Corp.*.............................................................            413,475
      10,346      Davidson & Associates, Inc.*.................................................            367,283
      18,542      Duracraft Corp.*.............................................................            403,289
      18,818      Genesis Health Ventures, Inc.*...............................................            543,370
      42,570      Grist Mill Co.*..............................................................            388,451
      28,100      Gymboree Corp.*..............................................................            635,762
      18,227      HBO & Co.....................................................................          1,289,560
      12,555      Healthsource, Inc.*..........................................................            665,415
      33,298      Hologic, Inc.*...............................................................            865,748
      22,321      Horizon/CMS Healthcare Corp.*................................................            452,000
      43,602      Horizon Mental Health Management, Inc.*......................................            681,281
      23,253      Leslie's Poolmart*...........................................................            337,168
      22,441      Lunar Corp.*.................................................................            835,927
      38,052      Mid Atlantic Medical Services, Inc.*.........................................            756,284
      13,900      Quest Medical, Inc.*.........................................................            152,900
      46,700      Rexall Sundown, Inc.*........................................................            700,500
      19,941      Richfood Holdings, Inc.......................................................            498,525
      43,720      Sofamor/Danek Group, Inc.*...................................................          1,071,140
      69,245      Spaghetti Warehouse, Inc.*...................................................            328,914
      15,090      Steris Corp.*................................................................            509,288
      37,030      Sunglass Hut International, Inc.*............................................          1,009,068
      27,564      Theratech, Inc.*.............................................................            516,825
      22,166      Thermedics, Inc.*............................................................            407,300
      10,673      Value Health, Inc.*..........................................................            244,145
       9,350      Vencor, Inc.*................................................................            259,462
      52,030      Wholesome & Hearty Foods, Inc.*..............................................            513,796
      29,623      Wolverine World Wide, Inc....................................................            888,690
                                                                                                     -------------
                                                                                                        19,440,404
                                                                                                     -------------
                  BASIC MATERIALS - 7.56%
      36,900      Actel Corp.*.................................................................            433,575
       3,400      AG Associates, Inc.*.........................................................             75,225
      23,588      BHA Group, Inc., Class A.....................................................            330,232
      43,450      Borden Chemical & Plastics...................................................            706,063
      18,165      Chesapeake Corp..............................................................            556,303
      76,338      Gaylord Container Corp., Class A*............................................            582,077
      48,884      General Acceptance Corp.*....................................................          1,295,426
      29,067      Growth Environmental, Inc.*..................................................              9,083
      35,995      OM Group, Inc................................................................          1,043,855

                      See Notes to Financial Statements.

--------------------

                        SMALL COMPANY EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  BASIC MATERIALS (CONTINUED)
      18,227      PRI Automation, Inc.*........................................................      $     674,399
      41,671      QLT Phototherapeutics, Inc.*.................................................            250,026
      78,210      Repap Enterprises, Inc.*.....................................................            493,701
      13,310      Romac International, Inc.*...................................................            246,235
      45,830      RTW, Inc.*...................................................................          1,111,377
      46,424      Sealed Air Corp.*............................................................          1,224,433
       8,640      Techne Corp.*................................................................            184,680
       2,000      Tencor Instruments*..........................................................             85,250
      14,911      Whitehall Corp.*.............................................................            557,299
      25,553      Zygo Corp.*..................................................................            766,590
                                                                                                     -------------
                                                                                                        10,625,829
                                                                                                     -------------
                  CONSUMER CYCLICAL - 5.99%
      18,319      Breed Technologies, Inc......................................................            341,191
       6,200      Cannondale Corp.*............................................................             99,200
      40,718      Career Horizons, Inc.*.......................................................          1,089,207
      38,525      Casey's General Stores, Inc..................................................            886,075
      55,321      Cima Laboratories, Inc.*.....................................................            394,162
      33,332      Durakon Industries, Inc.*....................................................            416,650
      26,188      Excel Industries, Inc........................................................            314,256
      29,888      International Imaging Materials, Inc.*.......................................            754,672
      12,760      Mecklermedia Corp.*..........................................................            149,930
      23,677      Men's Wearhouse, Inc.*.......................................................            923,403
      24,090      Modine Manufacturing Co......................................................            662,475
      28,799      National Auto Credit, Inc.*..................................................            467,984
      26,846      Robert Half International, Inc.*.............................................            979,879
      30,800      Sharper Image Corp.*.........................................................            169,400
      20,329      Smith (A.O.) Corp............................................................            421,827
      21,120      Thomas Nelson, Inc...........................................................            351,120
                                                                                                     -------------
                                                                                                         8,421,431
                                                                                                     -------------
                  CAPITAL GOODS - 5.83%
      22,000      ADC Telecommunications, Inc.*................................................            880,000
      35,309      AFC Cable Systems, Inc.*.....................................................            414,881
      53,783      Continental Waste Industries, Inc.*..........................................            927,757
      38,466      Helix Technology Corp........................................................          1,442,475
      22,760      Molten Metal Technology, Inc.*...............................................            876,260
      11,188      On Assignment, Inc.*.........................................................            302,076
       1,550      Opal, Inc.*..................................................................             23,444
      59,553      Recovery Engineering, Inc.*..................................................            863,518
      24,007      Safeguard Scientifics, Inc.*.................................................          1,080,315
       8,354      Sturm Ruger & Co., Inc.......................................................            225,558
      48,218      Veeco Instruments, Inc.*.....................................................          1,157,232
                                                                                                     -------------
                                                                                                         8,193,516
                                                                                                     -------------

                      See Notes to Financial Statements.

--------------------

                        SMALL COMPANY EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  ENERGY - 5.11%
      74,875      Bellwether Exploration Co.*..................................................      $     402,453
      21,747      BJ Services Co.*.............................................................            511,054
      84,657      Coda Energy, Inc.*...........................................................            634,928
      14,222      Devon Energy Corp............................................................            309,329
      33,440      Dreco Energy Services, Ltd, Class A*.........................................            459,800
      86,240      Global Natural Resources, Inc.*..............................................            862,400
      34,116      Hornbeck Offshore Services, Inc.*............................................            498,946
      61,108      Marine Drilling Co., Inc.*...................................................            229,155
      12,400      Nuevo Energy Co.*............................................................            274,350
      61,338      PetroCorp, Inc.*.............................................................            475,370
      52,785      Pride Petroleum Services, Inc.*..............................................            461,869
      23,967      Seagull Energy Corp.*........................................................            410,435
      39,270      Swift Energy Co.*............................................................            348,521
       8,368      Tejas Gas Corp.*.............................................................            392,250
      83,306      Texas Meridian Resources Corp.*..............................................            905,953
                                                                                                     -------------
                                                                                                         7,176,813
                                                                                                     -------------
                  FINANCIAL - 4.55%
      63,251      ABR Information Services, Inc.*..............................................          1,865,904
      38,709      City National Corp...........................................................            512,894
      37,657      Credit Acceptance Corp.*.....................................................            884,940
      25,807      DS Bancor, Inc.*.............................................................            632,271
      26,104      HCC Insurance Holdings, Inc.*................................................            907,114
      62,340      Insurance Auto Auctions, Inc.*...............................................            420,795
      22,387      Mercury Finance Co...........................................................            430,950
      21,285      North American Mortgage Co...................................................            439,003
      12,445      Poe & Brown, Inc.............................................................            303,347
                                                                                                     -------------
                                                                                                         6,397,218
                                                                                                     -------------
                  TRANSPORTATION - 2.23%
      29,040      Business Resource Group*.....................................................            137,940
      36,790      Lo-Jack Corp.*...............................................................            570,245
      21,671      Monaco Coach Corp.*..........................................................            197,748
      16,830      Pet Practice*................................................................            210,375
      30,373      Rural/Metro Corp.*...........................................................            728,952
      36,440      Transport Corp. of America, Inc.*............................................            423,615
      29,150      Wiley (John) & Sons, Inc., Class A...........................................            867,212
                                                                                                     -------------
                                                                                                         3,136,087
                                                                                                     -------------

                      See Notes to Financial Statements.

--------------------

                        SMALL COMPANY EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  COMPUTER SERVICES - 1.35%
      40,536      Softkey International, Inc.*.................................................      $   1,276,884
      36,450      SPSS, Inc.*..................................................................            615,094
                                                                                                     -------------
                                                                                                         1,891,978
                                                                                                     -------------
                  DURABLE GOODS - 1.26%
      66,475      Alamco, Inc.*................................................................            531,800
      24,442      Danka Business Systems Plc, ADR..............................................            818,807
      32,725      Payco American Corp.*........................................................            278,162
      27,199      ValueVision International, Inc., Class A*....................................            142,795
                                                                                                     -------------
                                                                                                         1,771,564
                                                                                                     -------------
                  UTILITIES - 0.99%
      31,285      A-Plus Network, Inc.*........................................................            437,990
      17,787      Gilat Satellite Networks, Ltd*...............................................            395,761
      11,598      People's Choice TV Corp.*....................................................            240,658
      19,900      Western Gas Resources, Inc...................................................            310,938
                                                                                                     -------------
                                                                                                         1,385,347
                                                                                                     -------------
                  MISCELLANEOUS - 0.49%
       2,350      Open Environment Corp.*......................................................             22,913
      21,010      Pinnacle Systems, Inc.*......................................................            659,188
                                                                                                     -------------
                                                                                                           682,101
                                                                                                     -------------
                  METALS AND MINING - 0.47%
      24,770      Varlen Corp..................................................................            662,598
                                                                                                     -------------
                  TELEPHONE - 0.36%
      11,290      Accustaff, Inc.*.............................................................            502,405
                                                                                                     -------------
                  TOTAL COMMON STOCKS..........................................................        134,053,419
                  (Cost $90,950,647)                                                                 -------------

                      See Notes to Financial Statements.

--------------------

                        SMALL COMPANY EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                            (NOTE 2)
  ---------                                                                                          -------------
REPURCHASE AGREEMENT - 5.84%
$  8,211,404      Chase Securities, Inc.
                  5.75%, 11/01/95, Dated 10/31/95
                  Repurchase Price $8,212,716
                  (Collateralized by U.S. Treasury Note 5.88%, Due 1997;
                  Total Par Value $8,235,000; Market Value $8,379,113).........................      $   8,211,404
                                                                                                     -------------
                  TOTAL REPURCHASE AGREEMENT...................................................          8,211,404
                  (Cost $8,211,404)                                                                  -------------

TOTAL INVESTMENTS - 101.26%....................................................................        142,264,823
(Cost $99,162,051)                                                                                   -------------

NET OTHER ASSETS AND LIABILITIES - (1.26)%.....................................................         (1,765,810)
                                                                                                     -------------
NET ASSETS - 100.00%...........................................................................      $ 140,499,013
                                                                                                     =============

--------------------------------------------------------------------------------

*    Non-income producing security
ADR  American Depository Receipt

                      See Notes to Financial Statements.

--------------------

                        INTERNATIONAL EQUITY FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
COMMON STOCKS - 94.54%
                  ARGENTINA - 0.29%
      15,000      Buenos Aires Embotelladora SA, ADR...........................................      $     343,125
                                                                                                     -------------
                  AUSTRIA - 0.70%
       6,900      Energie-Versorgung Niederoesterr.............................................            842,474
                                                                                                     -------------
                  AUSTRALIA - 4.68%
     106,025      Advance Bank of Australia....................................................            782,323
     177,232      Amcor, Ltd...................................................................          1,325,263
     116,852      Australia & New Zealand Banking..............................................            488,883
     133,569      Broken Hill Proprietary Co., Ltd.............................................          1,806,524
      71,212      National Australia Bank, Ltd.................................................            605,622
      10,600      Qantas Air, ADR (A)*.........................................................            185,500
     100,000      Westpac Banking Corp.........................................................            410,011
                                                                                                     -------------
                                                                                                         5,604,126
                                                                                                     -------------
                  BELGIUM - 0.52%
      16,000      Delhaize Le Lion.............................................................            621,758
                                                                                                     -------------
                  BRAZIL - 0.34%
      29,000      Centrais Electrobras, ADR....................................................            405,420
                                                                                                     -------------
                  CANADA - 1.96%
      22,000      Bank of Nova Scotia..........................................................            472,340
     117,000      Canadian Pacific, Ltd........................................................          1,872,000
                                                                                                     -------------
                                                                                                         2,344,340
                                                                                                     -------------
                  CHILE - 0.47%
       4,000      CIA Telecommunications of Chile, ADR.........................................            288,000
      11,000      Enersis SA, ADR..............................................................            276,375
                                                                                                     -------------
                                                                                                           564,375
                                                                                                     -------------
                  DENMARK - 2.32%
      74,000      Tele Danmark A/S, Class B, ADR...............................................          1,933,250
      18,500      Unidanmark A, Registered.....................................................            849,447
                                                                                                     -------------
                                                                                                         2,782,697
                                                                                                     -------------

                      See Notes to Financial Statements.

--------------------

                        INTERNATIONAL EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  FINLAND - 0.46%
     225,000      Unitas Bank Ltd, Class A*....................................................      $     545,679
                                                                                                     -------------
                  FRANCE - 9.39%
      36,000      Banque National de Paris.....................................................          1,481,115
       5,700      Canal Plus SA................................................................            984,406
      15,728      Compagnie de Saint-Gobain....................................................          1,874,065
      21,515      Compagnie Francaise de Petroleum Total SA....................................          1,328,857
       1,700      Peugeot Citroen SA...........................................................            221,325
      38,000      Renault......................................................................          1,188,276
      44,500      Rhone-Poulenc SA, Class A....................................................            969,527
      17,019      Societe Generale de Paris....................................................          1,947,891
       4,000      Societe National ELF Aquitaine SA............................................            272,237
      15,000      Technip SA...................................................................            974,902
                                                                                                     -------------
                                                                                                        11,242,601
                                                                                                     -------------
                  GERMANY - 4.73%
       3,000      Bayer AG.....................................................................            797,614
         400      Beiersdorf AG................................................................            268,428
       2,400      Degussa AG...................................................................            772,050
       6,500      Mannesmann AG................................................................          2,136,202
      41,000      Veba AG......................................................................          1,682,566
                                                                                                     -------------
                                                                                                         5,656,860
                                                                                                     -------------
                  HONG KONG - 3.94%
      90,000      China Light and Power Co., Ltd...............................................            479,584
     850,000      Hong Kong Telecommunications, Ltd............................................          1,484,149
     150,000      Hutchison Whampoa............................................................            826,468
      30,000      Sun Hung Kai Properties, Ltd.................................................            239,598
     225,000      Swire Pacific, Ltd, Class A..................................................          1,687,857
                                                                                                     -------------
                                                                                                         4,717,656
                                                                                                     -------------
                  ITALY - 2.26%
       1,200      De Rigo SPA, ADR*............................................................             24,750
       7,900      Gucci Group, ADR*............................................................            237,000
   1,500,000      Montedison SPA*..............................................................          1,033,159
     500,000      Stet - Societa Finanziaria Telefonica SPA....................................          1,416,124
                                                                                                     -------------
                                                                                                         2,711,033
                                                                                                     -------------

                      See Notes to Financial Statements.

--------------------

                        INTERNATIONAL EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  JAPAN - 24.43%
     150,000      Chichibu Onoda Cement Corp...................................................      $     755,575
      69,000      Chugai Pharmaceutical Co., Ltd...............................................            630,340
          61      DDI Corp.....................................................................            494,611
      80,000      Hitachi, Ltd.................................................................            821,596
      31,000      Home Wide Corp...............................................................            366,882
      25,000      Ito-Yokado Co., Ltd..........................................................          1,366,882
     300,000      Kawasaki Heavy Industries....................................................          1,255,868
     300,000      Kawasaki Steel Corp..........................................................            997,653
      89,000      Keio Teito Electric Railway Co., Ltd.........................................            499,667
       9,000      Kyocera Corp.................................................................            737,676
      14,000      Kyoritsu Air Tech Corp.......................................................            150,626
     116,000      Minebea Co., Ltd.............................................................            941,706
      11,000      Mitsubishi Bank, Ltd.........................................................            215,180
      90,000      Mitsubishi Corp..............................................................            994,718
      50,000      Mitsui Petrochemical Industries..............................................            396,616
      15,000      Murata Manufacturing Co., Ltd................................................            526,702
      13,000      Nihon Jumbo Co., Ltd.........................................................            364,926
      78,000      Nippon Express Co., Ltd......................................................            633,216
         178      Nippon Telegraph & Telephone Corp............................................          1,460,700
     500,000      NKK Corp.*...................................................................          1,207,942
      42,000      Nomura Securities Co., Ltd...................................................            768,192
       4,000      Riso Kagaku Corp.............................................................            322,379
     107,000      Sakura Bank, Ltd.............................................................          1,036,092
      66,000      Sankyo Co., Ltd..............................................................          1,452,465
      13,000      Sanwa Bank, Ltd..............................................................            221,244
       7,500      Sanyo Shinpan Finance Co.....................................................            535,505
      20,000      Secom Co., Ltd...............................................................          1,302,817
      10,000      Sekisui Chemical Co..........................................................            130,086
      10,000      Sekisui House, Ltd...........................................................            115,415
      10,000      Seven-Eleven Japan Co., Ltd..................................................            667,058
       6,000      Shohkoh Fund.................................................................          1,044,601
     100,000      Showa Corp...................................................................            758,020
      16,000      Sony Corp....................................................................            719,875
       7,000      Square Co., Ltd..............................................................            245,110
     250,000      Sumitomo Chemical Co.........................................................          1,161,483
     125,000      Sumitomo Realty & Development Co., Ltd.......................................            821,596
      36,000      Sumitomo Trust & Banking Co., Ltd............................................            415,493
      11,000      TDK Corp.....................................................................            566,999
      84,000      Toda Construction Co.........................................................            686,854
      15,150      Tohoku Electric Power Co., Inc...............................................            355,634
      75,000      Tokio Marine & Fire Insurance Co.............................................            770,246
      17,000      Toto, Ltd....................................................................            229,460
       2,000      Tsutsumi Jewelry Co., Ltd....................................................             98,787
                                                                                                     -------------
                                                                                                        29,244,493
                                                                                                     -------------

                      See Notes to Financial Statements.

--------------------

                        INTERNATIONAL EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  LUXEMBOURG - 0.47%
     150,000      Indo Gulf Fertilisers & Chemicals Corp., GDR.................................      $     195,000
      25,000      Reliance Industries, GDR (A).................................................            368,750
                                                                                                     -------------
                                                                                                           563,750
                                                                                                     -------------
                  MALAYSIA - 1.94%
     135,000      Resorts World Berhad.........................................................            658,303
     600,000      Sime Darby Berhad............................................................          1,498,289
      44,000      Tenaga Nasional Berhad.......................................................            166,110
                                                                                                     -------------
                                                                                                         2,322,702
                                                                                                     -------------
                  MEXICO - 1.01%
      30,000      Cemex SA de CV, Class A......................................................             88,236
      44,000      Fomento Economico Mexicano, SA de CV, Class B................................             90,959
      28,000      Grupo Carso, SA, Series A1*..................................................            146,277
      50,000      Kimberly-Clark de Mexico, Class A............................................            651,270
       5,200      Telefonos de Mexico, Class L, ADR............................................            143,000
      14,000      Transport Maritima, Class A, ADR*............................................             87,500
                                                                                                     -------------
                                                                                                         1,207,242
                                                                                                     -------------
                  NETHERLANDS - 5.05%
      80,000      Elsevier, NV.................................................................          1,032,911
      36,515      Internationale Nederlanden Groep, NV.........................................          2,174,722
      10,000      Unilever, NV.................................................................          1,308,228
      29,000      Vendex International, NV.....................................................            835,127
       5,000      Verenigde Nederlendse Uitgevsbed Verigd Bezit................................            700,000
                                                                                                     -------------
                                                                                                         6,050,988
                                                                                                     -------------
                  NEW ZEALAND - 2.06%
      61,291      Air New Zealand, Ltd, Class B................................................            211,181
   1,870,000      Brierley Investments, Ltd....................................................          1,456,502
     335,000      Carter Holt Harvey, Ltd......................................................            800,462
                                                                                                     -------------
                                                                                                         2,468,145
                                                                                                     -------------

                      See Notes to Financial Statements.

--------------------

                        INTERNATIONAL EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  NORWAY - 4.13%
     120,000      Christiania Bank Og Kreditkasse..............................................      $     279,343
      38,525      Hafslund Nycomed AS A........................................................          1,100,909
      28,000      Kvaerner AS A................................................................          1,177,736
      27,000      Orkla AS A...................................................................          1,395,752
      79,000      Saga Petroleum AS A..........................................................            989,260
                                                                                                     -------------
                                                                                                         4,943,000
                                                                                                     -------------
                  PORTUGAL - 0.56%
      35,800      Portugal Telecom SA, ADR*....................................................            671,250
                                                                                                     -------------
                  SINGAPORE - 3.25%
     100,000      City Developments, Ltd.......................................................            618,593
     128,750      Development Bank of Singapore, Ltd...........................................          1,474,549
     175,000      Keppel Corp., Ltd............................................................          1,435,136
         720      Singapore Press Holdings, Ltd................................................             11,249
      40,000      United Overseas Bank.........................................................            350,654
                                                                                                     -------------
                                                                                                         3,890,181
                                                                                                     -------------
                  SPAIN - 4.86%
       7,000      Acerinox SA..................................................................            735,787
      38,500      Banco Bilbao Vizcaya.........................................................          1,174,683
      20,300      Corporacion Bancaria de Espana SA............................................            715,689
     150,000      Iberdrola SA.................................................................          1,128,835
      50,000      Repsol SA....................................................................          1,490,798
      45,000      Telefonica de Espana SA......................................................            566,871
                                                                                                     -------------
                                                                                                         5,812,663
                                                                                                     -------------
                  SWEDEN - 1.06%
      15,000      Astra AB, Class A............................................................            550,915
      72,800      Avesta-Sheffield.............................................................            717,754
                                                                                                     -------------
                                                                                                         1,268,669
                                                                                                     -------------
                  SWITZERLAND - 3.81%
       1,800      Ciba-Geigy AG, Registered....................................................          1,557,022
       2,090      Nestle SA, Registered........................................................          2,186,739
       2,000      Schweizerischer Bankverein...................................................            820,134
                                                                                                     -------------
                                                                                                         4,563,895
                                                                                                     -------------

                      See Notes to Financial Statements.

--------------------

                        INTERNATIONAL EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
     SHARES                                                                                            (NOTE 2)
     ------                                                                                          -------------
                  THAILAND - 0.76%
      20,000      Bangkok Bank.................................................................      $     206,678
     373,000      Bangkok Metropolitan Bank....................................................            355,804
      30,000      Siam Commercial Bank.........................................................            350,558
                                                                                                     -------------
                                                                                                           913,040
                                                                                                     -------------
                  UNITED KINGDOM - 9.09%
      24,000      Associated British Foods, Plc................................................            266,435
      50,000      Bass, Plc....................................................................            523,118
     825,000      BET, Plc.....................................................................          1,640,366
     131,500      Body Shop International, Plc.................................................            323,718
     300,000      British Telecommunications, Plc..............................................          1,782,389
     256,944      General Electric Co., Plc....................................................          1,273,164
     151,000      Northern Foods, Plc..........................................................            440,824
     175,000      Rank Organisation, Plc.......................................................          1,162,616
     109,000      Royal Insurance Holdings, Plc................................................            672,542
      77,248      Severn Trent, Plc............................................................            783,817
     214,000      Smith (W.H.) & Sons Group, Plc...............................................          1,283,257
     185,000      Tomkins, Plc.................................................................            728,381
                                                                                                     -------------
                                                                                                        10,880,627
                                                                                                     -------------
                  TOTAL COMMON STOCKS..........................................................        113,182,789
                  (Cost $108,329,786)                                                                -------------

PREFERRED STOCK - 0.62%
                  AUSTRIA - 0.62%
      15,000      Creditanstalt-Bankverein Vorzug..............................................            747,722
                                                                                                     -------------
                  TOTAL PREFERRED STOCK........................................................            747,722
                  (Cost $919,988)                                                                    -------------

                      See Notes to Financial Statements.

--------------------

                        INTERNATIONAL EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                        VALUE
  PAR VALUE                                                                                             (NOTE 2)
  ---------                                                                                          -------------
REPURCHASE AGREEMENT - 6.42%
$  7,683,000      Lehman Brothers, Inc.
                  5.86%, 11/1/1995, Dated 10/31/95
                  Repurchase Price $7,684,251
                  (Collateralized by U.S. Treasury Bond 13.13%, Due 2001;
                  Total Par Value $5,595,000; Market Value $7,833,038).........................      $   7,683,000
                                                                                                     -------------
                  TOTAL REPURCHASE AGREEMENT...................................................          7,683,000
                  (Cost $7,683,000)                                                                  -------------

TOTAL INVESTMENTS - 101.58%....................................................................        121,613,511
(Cost $116,932,774)                                                                                  -------------

NET OTHER ASSETS AND LIABILITIES - (1.58)%.....................................................         (1,895,674)
                                                                                                     -------------
NET ASSETS - 100.00%...........................................................................      $ 119,717,837
                                                                                                     =============

--------------------------------------------------------------------------------

*    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At 10/31/95, these securities amounted to $554,250, or 0.46% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                             CONTRACTS TO    SETTLEMENT     CONTRACTS AT       IN EXCHANGE       APPRECIATION
              PAR VALUE        DELIVER          DATES           VALUE          FOR U.S. $       (DEPRECIATION)
            ------------     ------------    ----------     ------------      ------------      -----------
            $ (2,184,000)        DEM          12/07/95      $ (1,554,217)     $ (1,500,000)      $  (54,217)
              (1,981,000)        NLG          12/27/95        (1,259,962)       (1,250,000)          (9,962)
              (1,978,900)        CHF          12/27/95        (1,754,532)       (1,750,000)          (4,532)
                                                            ------------      ------------       ----------
                                                            $ (4,568,711)     $ (4,500,000)      $  (68,711)
                                                            ============      ============       ==========

--------------------------------------------------------------------------------

DEM   German Deutsche Mark
NLG   Netherland Guilder
CHF   Swiss Frank

                      See Notes to Financial Statements.

--------------------


                        STATEMENTS OF ASSETS AND LIABILITIES
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                               ASSET ALLOCATION    EQUITY INCOME
                                                                                     FUND              FUND
                                                                               ----------------    -------------
ASSETS:
   Investments (Note 2):
      Investments at cost...................................................     $118,735,262      $119,375,924
      Repurchase agreements.................................................       13,893,939        20,502,040
      Net unrealized appreciation (depreciation)............................       20,249,187        29,081,629
                                                                                 ------------      ------------
         Total investments at value.........................................      152,878,388       168,959,593
   Cash.....................................................................           21,944           144,042
   Foreign currency at value  (Cost $1,006,557).............................               --                --
   Receivable for forward foreign currency contracts sold...................               --                --
   Receivable for investments sold..........................................        1,077,039                --
   Receivable for shares sold...............................................          469,206           585,447
   Interest and dividend receivable.........................................        1,078,231           459,344
   Tax reclaim receivable...................................................               --                --
   Receivable from investment adviser (Note 4)..............................            2,904             2,315
   Deferred organizational expenses and other assets (Note 2)...............            4,225               776
                                                                                 ------------      ------------
      Total  Assets.........................................................      155,531,937       170,151,517
                                                                                 ------------      ------------
LIABILITIES:
   Forward foreign currency contracts sold at value (cost $4,500,000).......               --                --
   Payable for foreign currency purchased...................................               --                --
   Payable for investments purchased........................................        1,349,560                --
   Payable for shares repurchased...........................................          753,526           271,357
   Advisory fee payable (Note 3)............................................           95,810           107,151
   Payable to Fleet and affiliates (Note 3).................................           77,729            39,527
   Payable to FDISG (Note 3)................................................           43,923            57,230
   Trustees' fees and expenses payable (Note 3).............................            3,086             3,370
   Accrued expenses and other payables......................................           69,698            52,106
                                                                                 ------------      ------------
        Total Liabilities...................................................        2,393,332           530,741
                                                                                 ------------      ------------
NET ASSETS..................................................................     $153,138,605      $169,620,776
                                                                                 ============      ============
NET ASSETS CONSISTS OF:
   Par value (Note 5).......................................................     $     11,937      $     11,316
   Paid in capital in excess of par value...................................      130,973,105       133,911,154
   Undistributed (overdistributed) net investment income (loss).............          406,096           384,596
   Accumulated net realized gain (loss) on investments sold.................        1,498,280         6,232,081
   Net unrealized appreciation (depreciation) of investments,
      foreign currency and forward foreign currency contracts...............       20,249,187        29,081,629
                                                                                 ------------      ------------
TOTAL NET ASSETS............................................................     $153,138,605      $169,620,776
                                                                                 ============      ============
Retail Shares:
   Net Assets...............................................................     $ 76,367,475      $ 81,801,730
   Shares of beneficial interest outstanding................................        5,954,778         5,459,241
   NET ASSET VALUE and redemption price per share...........................     $      12.82      $      14.98
                                                                                 ============      ============
Trust Shares:
   Net Assets...............................................................     $ 76,771,130      $ 87,819,046
   Shares of beneficial interest outstanding................................        5,982,307         5,856,577
   NET ASSET VALUE and redemption price per share...........................     $      12.83      $      14.99
                                                                                 ============      ============

                      See Notes to Financial Statements.

 Equity Value    Equity Growth    Small Company     International
     Fund            Fund          Equity Fund       Equity Fund
 ------------    -------------    -------------     -------------


 $196,015,741    $290,695,914     $ 90,950,647      $109,249,774
   35,269,896      82,007,104        8,211,404         7,683,000
   30,694,021     147,121,448       43,102,772         4,680,737
 ------------    ------------     ------------      ------------
  261,979,658     519,824,466      142,264,823       121,613,511
      130,391         113,080          248,013            60,828
           --              --               --         1,005,327
           --              --               --         4,500,000
           --              --        2,165,468                --
      399,600         704,718          444,970           110,286
      260,655         637,748           24,388           112,963
           --              --               --            83,067
          686             477            3,093               328
           --             762            4,106             4,275
 ------------    ------------     ------------      ------------
  262,770,990     521,281,251      145,154,861       127,490,585
 ------------    ------------     ------------      ------------

           --              --               --         4,568,711
           --              --               --         1,006,557
      385,416              --          613,710         1,650,976
      113,314       1,767,315        3,812,418           190,337
      165,717         325,094           86,664           177,965
       72,546         119,403           47,656            49,939
       59,259          72,909           40,398            30,854
        3,841           2,945            3,167             3,154
       86,020          66,452           51,835            94,255
 ------------    ------------     ------------      ------------
      886,113       2,354,118        4,655,848         7,772,748
 ------------    ------------     ------------      ------------
 $261,884,877    $518,927,133     $140,499,013      $119,717,837
 ============    ============     ============      ============

 $     18,274    $     29,995     $      8,596      $      9,237
  210,558,428     364,522,612       95,871,997       111,593,356
      219,961         665,685               --         1,200,199
   20,394,193       6,587,393        1,515,648         2,304,281

   30,694,021     147,121,448       43,102,772         4,610,764
 ------------    ------------     ------------      ------------
 $261,884,877    $518,927,133     $140,499,013      $119,717,837
 ============    ============     ============      ============

 $ 96,554,645    $ 98,910,921     $ 45,667,587      $ 30,104,247
    6,739,100       5,720,754        2,805,047         2,330,961
 $      14.33    $      17.29     $      16.28      $      12.92
 ============    ============     ============      ============

 $165,330,232    $420,016,212     $ 94,831,426      $ 89,613,590
   11,534,519      24,274,434        5,791,017         6,905,615
 $      14.33    $      17.30     $      16.38      $      12.98
 ============    ============     ============      ============

--------------------


                        STATEMENTS OF OPERATIONS
  THE GALAXY FUND       FOR THE YEAR ENDED OCTOBER 31, 1995
--------------------

                                                                         ASSET ALLOCATION   EQUITY INCOME
                                                                              FUND              FUND
                                                                         ----------------   -------------
INVESTMENT INCOME
   Dividend (Note 2)..............................................        $ 2,130,489       $ 4,300,253
   Interest (Note 2)..............................................          3,313,164         1,058,491
   Less: net foreign taxes withheld (Note 2)......................                 --                --
                                                                          -----------       -----------
      Total investment income.....................................          5,443,653         5,358,744
                                                                          -----------       -----------
EXPENSES:
   Investment advisory fee (Note 3)...............................          1,019,471         1,122,514
   Administration fee (Note 3)....................................            118,968           130,993
   Custodian fee..................................................             13,496            10,952
   Fund accounting fee (Note 3)...................................             51,246            49,056
   Legal fee (Note 3).............................................              9,030             9,427
   Audit fee......................................................             11,870            12,366
   Transfer agent fee (Note 3)....................................            370,809           165,508
   Shareholder servicing fee (Note 3).............................            205,546           203,471
   Trustees' fees and expenses (Note 3)...........................              6,125             6,201
   Amortization of organization cost (Note 2).....................              3,639             6,763
   Reports to shareholders........................................             74,186            72,655
   Registration fees..............................................              8,858            33,469
   Insurance......................................................              3,956             8,396
   Miscellaneous..................................................              5,991             7,048
                                                                          -----------       -----------
      Total Expenses before reimbursement/waiver..................          1,903,191         1,838,819
      Less: reimbursement/waiver (Note 4).........................            (37,161)          (24,627)
                                                                          -----------       -----------
      Total Expenses net of reimbursement/waiver..................          1,866,030         1,814,192
                                                                          -----------       -----------
NET INVESTMENT INCOME (LOSS)......................................          3,577,623         3,544,552
                                                                          -----------       -----------
REALIZED AND UNREALIZED
GAIN(LOSS) ON INVESTMENTS (NOTES 2 & 6):
   Net realized gain (loss) on investments sold...................          4,918,260         6,248,042
   Net realized gain (loss) on forward foreign currency
      contracts and foreign currency..............................                 --                --
   Net change in unrealized appreciation (depreciation) on
      investments, foreign currency and forward foreign
      currency contracts..........................................         19,892,751        20,830,652
                                                                          -----------       -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS........................................         24,811,011        27,078,694
                                                                          -----------       -----------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS..................................        $28,388,634       $30,623,246
                                                                          ===========       ===========

                      See Notes to Financial Statements.

  Equity Value    Equity Growth    Small Company    International
      Fund            Fund          Equity Fund      Equity Fund
  ------------    -------------    -------------    -------------

   $ 5,942,225     $  7,807,880      $   432,656      $ 2,644,369
     1,537,634        2,711,375          385,100          613,578
            --               --               --         (389,530)
   -----------     ------------      -----------      -----------
     7,479,859       10,519,255          817,756        2,868,417
   -----------     ------------      -----------      -----------

     1,799,970        3,415,911          819,070        1,142,189
       210,049          398,623           95,582           97,015
        19,113           15,174           16,267          110,902
        62,603           63,291           55,964           74,571
        11,866           22,692            6,075            6,445
        12,366           12,366           12,366           15,202
       333,447          562,543          191,335          189,133
       245,304          237,326          102,102           93,434
         6,671            7,778            5,998            5,985
            --            6,763            3,639            3,679
        87,904          117,368           55,981           53,236
        28,410           21,337           23,849            9,667
         5,795           16,877            2,304            2,584
         9,329           19,580            4,768            5,482
   -----------     ------------      -----------      -----------
     2,832,827        4,917,629        1,395,300        1,809,524
        (2,347)          (9,296)         (11,087)        (291,265)
   -----------     ------------      -----------      -----------
     2,830,480        4,908,333        1,384,213        1,518,259
   -----------     ------------      -----------      -----------
     4,649,379        5,610,922         (566,457)       1,350,158
   -----------     ------------      -----------      -----------


    21,838,283        6,701,851        2,082,179        2,395,864

            --               --               --           (4,537)


    19,810,450       89,989,658       32,453,750       (4,508,285)
   -----------     ------------      -----------      -----------

    41,648,733       96,691,509       34,535,929       (2,116,958)
   -----------     ------------      -----------      -----------

   $46,298,112     $102,302,431      $33,969,472      $  (766,800)
   ===========     ============      ===========      ===========

--------------------



  THE GALAXY FUND       STATEMENTS OF CHANGES IN NET ASSETS
--------------------

                                                                                   ASSET ALLOCATION FUND
                                                                                ----------------------------
                                                                                  YEARS ENDED OCTOBER 31,
                                                                                ----------------------------
                                                                                    1995            1994
                                                                                ------------    ------------
NET ASSETS AT BEGINNING OF THE PERIOD......................................     $139,037,560    $ 92,348,366
                                                                                ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
    Net investment income..................................................        3,577,623       3,514,658
    Net realized gain (loss) on investments sold...........................        4,918,260      (3,111,182)
    Net change in unrealized appreciation (depreciation) on investments....       19,892,751      (3,275,367)
                                                                                ------------    ------------
       Net increase (decrease) in net assets resulting from operations.....       28,388,634      (2,871,891)
                                                                                ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
    Net investment income..................................................       (3,780,296)     (3,129,257)
    Net realized capital gains (losses)....................................               --              --
                                                                                ------------    ------------
        Total distributions................................................       (3,780,296)     (3,129,257)
                                                                                ------------    ------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS (NOTE 5)...................      (10,507,293)     52,690,342
                                                                                ------------    ------------
    Net increase (decrease) in net assets..................................       14,101,045      46,689,194
                                                                                ------------    ------------
NET  ASSETS AT END OF THE PERIOD (INCLUDING LINE A)........................     $153,138,605    $139,037,560
                                                                                ============    ============
(A) Accumulated undistributed net investment income (loss).................     $    406,096    $    608,769
                                                                                ============    ============

                      See Notes to Financial Statements.

     EQUITY INCOME FUND           EQUITY VALUE FUND
 --------------------------  --------------------------
   YEARS ENDED OCTOBER 31,     YEARS ENDED OCTOBER 31,
 --------------------------  --------------------------
      1995         1994          1995          1994
 ------------  ------------  ------------  ------------
 $142,412,226  $123,970,024  $228,403,407  $176,107,038
 ------------  ------------  ------------  ------------


    3,544,552     3,340,617     4,649,379     3,028,602
    6,248,042     2,290,141    21,838,283    20,341,807
   20,830,652    (1,401,432)   19,810,450   (12,587,861)
 ------------  ------------  ------------  ------------

   30,623,246     4,229,326    46,298,112    10,782,548
 ------------  ------------  ------------  ------------

   (3,657,116)   (3,071,108)   (4,903,811)   (2,670,131)

   (2,290,141)   (1,908,425)  (20,293,613)   (3,937,109)
 ------------  ------------  ------------  ------------
   (5,947,257)   (4,979,533)  (25,197,424)   (6,607,240)
 ------------  ------------  ------------  ------------
    2,532,561    19,192,409    12,380,782    48,121,061
 ------------  ------------  ------------  ------------
   27,208,550    18,442,202    33,481,470    52,296,369
 ------------  ------------  ------------  ------------
 $169,620,776  $142,412,226  $261,884,877  $228,403,407
 ============  ============  ============  ============
 $    384,596  $    497,160  $    219,961  $    474,393
 ============  ============  ============  ============

--------------------



  THE GALAXY FUND       STATEMENTS OF CHANGES IN NET ASSETS
--------------------


                                                                                    EQUITY GROWTH FUND
                                                                              ----------------------------
                                                                                  YEARS ENDED OCTOBER 31,
                                                                              ----------------------------
                                                                                  1995            1994
                                                                              ------------    ------------
NET ASSETS AT BEGINNING OF THE PERIOD.....................................    $432,431,952    $427,297,851
                                                                              ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income..................................................       5,610,922       5,378,306
   Net realized gain (loss) on investments sold...........................       6,701,851       4,894,317
   Net realized gain (loss) on forward foreign currency
      contracts and foreign currency......................................              --              --
   Net change in unrealized appreciation (depreciation) on investments,
       foreign currency and forward foreign currency contracts............      89,989,658       9,507,399
                                                                              ------------    ------------
   Net increase (decrease) in net assets resulting from operations........     102,302,431      19,780,022
                                                                              ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
    Net investment income.................................................      (5,736,221)     (4,990,137)
    Net realized capital gains (losses)...................................      (5,008,702)     (1,959,834)
                                                                              ------------    ------------
      Total distributions.................................................     (10,744,923)     (6,949,971)
                                                                              ------------    ------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS (NOTE 5)..................      (5,062,327)     (7,695,950)
                                                                              ------------    ------------
    Net increase (decrease) in net assets.................................      86,495,181       5,134,101
                                                                              ------------    ------------
NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A)........................    $518,927,133    $432,431,952
                                                                              ============    ============
(A) Undistributed (overdistributed) net investment income (loss)..........    $    665,685    $    790,985
                                                                              ============    ============

                      See Notes to Financial Statements.

  SMALL COMPANY EQUITY FUND  INTERNATIONAL EQUITY FUND
  -------------------------  --------------------------
   YEARS ENDED OCTOBER 31,     YEARS ENDED OCTOBER 31,
  -------------------------  --------------------------
      1995         1994          1995          1994
  ------------  -----------  ------------  ------------
  $ 97,306,732  $55,683,460  $115,237,460  $ 39,245,578
  ------------  -----------  ------------  ------------



      (566,457)    (285,977)    1,350,158       597,176
     2,082,179    2,196,491     2,395,864     1,599,743

            --           --        (4,537)     (529,164)


    32,453,750   (1,090,948)   (4,508,285)    4,113,589
  ------------  -----------  ------------  ------------

    33,969,472      819,566      (766,800)    5,781,344
  ------------  -----------  ------------  ------------


            --           --      (338,828)      (39,335)

    (1,532,320)    (257,026)   (1,421,367)           --
  ------------  -----------  ------------  ------------

    (1,532,320)    (257,026)   (1,760,195)      (39,335)

  ------------  -----------  ------------  ------------

    10,755,129   41,060,732     7,007,372    70,249,873
  ------------  -----------  ------------  ------------

    43,192,281   41,623,272     4,480,377    75,991,882
  ------------  -----------  ------------  ------------

  $140,499,013  $97,306,732  $119,717,837  $115,237,460
  ============  ===========  ============  ============
  $         --  $        --  $  1,200,199  $     84,018
  ============  ===========  ============  ============

--------------------
                        ASSET ALLOCATION FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A RETAIL AND TRUST SHARE OUTSTANDING
  THE GALAXY FUND       THROUGHOUT EACH PERIOD.
--------------------

RETAIL SHARES

                                                                                         YEARS ENDED OCTOBER 31,
                                                                          --------------------------------------------------------
                                                                            1995          1994        1993/(2)/     1992/(1)//(2)/
                                                                          -------       -------       ---------     --------------
Net Asset Value, Beginning of period...............................       $ 10.67       $ 11.15       $ 10.16         $  10.00
                                                                          -------       -------       -------         --------
Income from Investment Operations:
   Net investment income (A).......................................          0.30          0.27          0.25             0.15
   Net realized and unrealized gain (loss) on investments..........          2.16         (0.49)         0.99             0.13
                                                                          -------       -------       -------         --------
      Total from Investment Operations:............................          2.46         (0.22)         1.24             0.28
                                                                          -------       -------       -------         --------
Less Dividends:
   Dividends from net investment income............................         (0.31)        (0.26)        (0.25)           (0.12)
   Dividends from net realized capital gains.......................            --            --            --               --
                                                                          -------       -------       -------         --------
      Total Dividends:.............................................         (0.31)        (0.26)        (0.25)           (0.12)
                                                                          -------       -------       -------         --------
Net increase (decrease) in net asset value.........................          2.15         (0.48)         0.99             0.16
                                                                          -------       -------       -------         --------
Net Asset Value, End of period.....................................       $ 12.82       $ 10.67       $ 11.15         $  10.16
                                                                          =======       =======       =======         ========
Total Return.......................................................         23.42%        (2.02)%       12.37%            2.85%**
Ratios/Supplemental Data:
Net Assets, End of period (000's)..................................      $ 76,368      $ 73,574      $ 92,348         $ 11,555
Ratios to average net assets:
   Net investment income including reimbursement/waiver............          2.52%         2.66%         2.59%            2.80%*
   Operating expenses including reimbursement/waiver...............          1.48%         1.21%         1.14%            1.11%*
   Operating expenses excluding reimbursement/waiver...............          1.50%         1.22%         1.25%            2.39%*
Portfolio Turnover Rate............................................            41%           23%            7%               2%**

--------------------------------------------------------------------------------
*     Annualized

**    Not Annualized

(1) The Fund commenced operations on December 30, 1991.

(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares (See Note 5).

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                  Years ended October 31,
                          ----------------------------------------------------------------------
                           1995                 1994               1993/(2)/           1992/(2)/
                          ------               ------              ---------           ---------
Retail Shares             $ 0.30               $ 0.27               $ 0.24               $ 0.08
Trust Shares                0.32                 0.28                 0.24                 0.08

                      See Notes to Financial Statements.

TRUST SHARES

                                          YEARS ENDED OCTOBER 31,
                            ---------------------------------------------------
                              1995        1994      1993/(2)/    1992/(1)//(2)/
                            -------     -------     ---------    --------------
                            $ 10.68     $ 11.15      $ 10.16       $ 10.00
                            -------     -------      -------       -------

                               0.32        0.28         0.25          0.15
                               2.16       (0.49)        0.99          0.13
                            -------     -------      -------       -------
                               2.48       (0.21)        1.24          0.28
                            -------     -------      -------       -------

                              (0.33)      (0.26)       (0.25)        (0.12)
                                 --          --           --            --
                            -------     -------      -------       -------
                              (0.33)      (0.26)       (0.25)        (0.12)
                            -------     -------      -------       -------
                               2.15       (0.47)        0.99          0.16
                            -------     -------      -------       -------
                            $ 12.83     $ 10.68      $ 11.15       $ 10.16
                            =======     =======      =======       =======

                              23.68%      (1.93)%      12.37%         2.85%**


                            $76,771     $65,464      $92,348       $11,555

                               2.74%       2.70%        2.59%         2.80%*
                               1.26%       1.18%        1.14%         1.11%*
                               1.30%       1.18%        1.25%         2.39%*
                                 41%         23%           7%            2%**

--------------------
                        EQUITY INCOME FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A RETAIL AND TRUST SHARE OUTSTANDING
  THE GALAXY FUND       THROUGHOUT EACH PERIOD.
--------------------

RETAIL SHARES

                                                                                  YEARS ENDED OCTOBER 31,
                                                             ---------------------------------------------------------------------
                                                               1995          1994       1993/(2)/     1992/(2)/     1991/(1)//(2)/
                                                             -------       -------      --------      ---------     --------------
Net Asset Value, Beginning of period....................     $ 12.74       $ 12.85      $  11.85      $ 11.29         $ 10.00
                                                             -------       -------      --------      -------         -------
Income from Investment Operations:
   Net investment income (A)............................        0.28          0.30          0.30         0.30            0.29
   Net realized and unrealized gain (loss)
      on investments....................................        2.47          0.07          1.09         0.76            1.26
                                                             -------       -------      --------      -------         -------
         Total from Investment Operations:..............        2.75          0.37          1.39         1.06            1.55
                                                             -------       -------      --------      -------         -------
Less Dividends:
   Dividends from net investment income.................       (0.30)        (0.29)        (0.28)       (0.30)          (0.26)
   Dividends from net realized capital gains............       (0.21)        (0.19)        (0.11)       (0.20)             --
                                                             -------       -------      --------      -------         -------
         Total Dividends:...............................       (0.51)        (0.48)        (0.39)       (0.50)          (0.26)
                                                             -------       -------      --------      -------         -------
Net increase (decrease) in net asset value..............        2.24         (0.11)         1.00         0.56            1.29
                                                             -------       -------      --------      -------         -------
Net Asset Value, End of period..........................     $ 14.98       $ 12.74      $  12.85      $ 11.85           11.29
                                                             =======       =======      ========      =======         =======
Total Return............................................       22.23%         2.94%        11.85%        9.71%        $ 15.61%**
Ratios/Supplemental Data:
Net Assets, End of period (000's).......................     $81,802       $63,532      $123,970      $21,778         $ 7,096
Ratios to average net assets:
   Net investment income
      including reimbursement/waiver....................        2.08%         2.45%         2.34%        2.84%           2.72%*
   Operating expenses including reimbursement/waiver....        1.49%         1.11%         1.16%        1.03%           0.85%*
   Operating expenses excluding reimbursement/waiver....        1.51%         1.12%         1.22%        1.54%           1.39%*
 Portfolio Turnover Rate.................................         21%           31%           27%          18%             77%**

--------------------------------------------------------------------------------
*     Annualized
**    Not Annualized
 (1)  The Fund commenced operations on December 14, 1990.
 (2) For the periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares (See Note 5).
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                     Years ended October 31,
                                ----------------------------------------------------------------
                                 1995          1994        1993/(2)/     1992/(2)/     1991/(2)/
                                ------        ------       ---------     ---------     ---------
Retail Shares                   $ 0.28        $ 0.30       $  0.29       $  0.25       $ 0.23
Trust Shares                      0.36          0.31          0.29          0.25         0.23

                      See Notes to Financial Statements.

  TRUST SHARES

                                    YEARS ENDED OCTOBER 31,
                -------------------------------------------------------------
                   1995        1994     1993/(2)/    1992/(2)/   1991/(1)(2)/
                -------     -------     ---------    ---------   ------------
                $ 12.75     $ 12.85     $  11.85      $ 11.29      $ 10.00
                -------     -------     --------      -------      -------
                   0.36        0.31         0.30         0.30         0.29
                   2.45        0.07         1.09         0.76         1.26
                -------     -------     --------      -------      -------
                   2.81        0.38         1.39         1.06         1.55
                -------     -------     --------      -------      -------
                  (0.36)      (0.29)       (0.28)       (0.30)       (0.26)
                  (0.21)      (0.19)       (0.11)       (0.20)          --
                -------     -------     --------      -------      -------
                  (0.57)      (0.48)       (0.39)       (0.50)       (0.26)
                -------     -------     --------      -------      -------
                   2.24       (0.10)        1.00         0.56         1.29
                -------     -------     --------      -------      -------
                $ 14.99     $ 12.75     $  12.85      $ 11.85      $ 11.29
                =======     =======     ========      =======      =======
                  22.81%       3.02%       11.85%        9.71%       15.61%**

                $87,819     $78,880     $123,970      $21,778      $ 7,096

                   2.60%       2.49%        2.34%        2.84%        2.72%*
                   0.98%       1.07%        1.16%        1.03%        0.85%*
                   1.00%       1.07%        1.22%        1.54%        1.39%*
                     21%         31%          27%          18%          77%**

--------------------
                        EQUITY VALUE FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A RETAIL AND TRUST SHARE OUTSTANDING
  THE GALAXY FUND       THROUGHOUT EACH PERIOD.
--------------------

RETAIL SHARES

                                                                               YEARS ENDED OCTOBER 31,
                                                             ----------------------------------------------------------
                                                                1995        1994      1993/(1)/    1992/(1)/  1991/(1)/
                                                             --------    --------     --------     ---------  ---------
Net Asset Value, Beginning of period ................        $  13.31    $  13.12     $  11.41     $  11.52   $   9.45
                                                             --------    --------     --------     --------   --------
Income from Investment Operations:
    Net investment income (A)........................            0.22        0.18         0.19         0.26       0.37
    Net realized and unrealized gain (loss)
      on investments.................................            2.24        0.45         2.14         0.33       2.41
                                                             --------    --------     --------     --------   --------
          Total from Investment Operations:..........            2.46        0.63         2.33         0.59       2.78
                                                             --------    --------     --------     --------   --------
  Less Dividends:
      Dividends from net investment income...........           (0.23)      (0.16)       (0.20)       (0.27)     (0.37)
      Dividends from net realized capital gains......           (1.21)      (0.28)       (0.42)       (0.43)     (0.34)
                                                             --------    --------     --------     --------   --------
          Total Dividends:...........................           (1.44)      (0.44)       (0.62)       (0.70)     (0.71)
                                                             --------    --------     --------     --------   --------
  Net increase (decrease) in net asset value.........            1.02        0.19         1.71        (0.11)      2.07
                                                             --------    --------     --------     --------   --------
  Net Asset Value, End of period ....................        $  14.33    $  13.31     $  13.12     $  11.41   $  11.52
                                                             ========    ========     ========     ========   ========

  Total Return ......................................           20.81%       4.97%       21.18%        5.66%     30.45%

  Ratios/Supplemental Data:
  Net Assets, End of period (000's)..................        $ 96,555    $ 74,001    $ 176,107     $133,578   $ 99,601
  Ratios to average net assets:
      Net investment income
          including reimbursement/waiver ............            1.62%       1.45%        1.52%        2.24%      3.25%
      Operating expenses
          including reimbursement/waiver.............            1.49%       1.08%        0.97%        0.94%      0.94%
      Operating expenses
          excluding reimbursement/waiver.............            1.50%       1.11%        0.97%        0.94%      0.94%
  Portfolio Turnover Rate ...........................              76%         71%          50%         136%        40%

--------------------------------------------------------------------------------

(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares (See Note 5).
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                               Years ended October 31,
                                            -------------------------------------------------------------
                                              1995         1994       1993/(1)/     1992/(1)/   1991/(1)/
                                            -------     --------      ---------     ---------   ---------
                          Retail Shares     $  0.22     $   0.18      $   0.19      $   0.26    $   0.37
                          Trust Shares         0.28         0.19          0.19          0.26        0.37

                      See Notes to Financial Statements.

TRUST SHARES

                             YEARS ENDED OCTOBER 31,
      --------------------------------------------------------------------------
         1995        1994         1993/(1)/        1992/(1)/          1991/(1)/
      ---------   ---------    -------------    -------------      -------------
      $   13.32   $   13.12    $       11.41    $       11.52      $       9.45
      ---------   ---------    -------------    -------------      -------------
           0.28        0.19             0.19             0.26              0.37

           2.24        0.45             2.14             0.33              2.41
      ---------   ---------    -------------    -------------      -------------
           2.52        0.64             2.33             0.59              2.78
      ---------   ---------    -------------    -------------      -------------

          (0.30)      (0.16)           (0.20)           (0.27)            (0.37)
          (1.21)      (0.28)           (0.42)           (0.43)            (0.34)
      ---------   ---------    -------------    -------------      -------------
          (1.51)      (0.44)           (0.62)           (0.70)            (0.71)
      ---------   ---------    -------------    -------------      -------------
           1.01        0.20             1.71            (0.11)             2.07
      ---------   ---------    -------------    -------------      -------------
      $   14.33   $   13.32    $       13.12    $       11.41      $      11.52
      =========   =========    =============    =============      =============

          21.31%       5.05%           21.18%            5.66%            30.45%


      $ 165,330   $ 154,403    $     176,107    $     133,578      $     99,601


           2.10%       1.46%            1.52%            2.24%             3.25%

           1.02%       1.06%            0.97%            0.94%             0.94%

           1.02%       1.06%            0.97%            0.94%             0.94%
             76%         71%              50%             136%               40%

----------------
                     EQUITY GROWTH FUND
                     FINANCIAL HIGHLIGHTS
                     FOR A RETAIL AND TRUST SHARE OUTSTANDING
THE GALAXY FUND      THROUGHOUT EACH PERIOD.
----------------

RETAIL SHARES

                                                                                   YEARS ENDED OCTOBER 31,
                                                          -------------------------------------------------------------------------
                                                            1995          1994        1993/(2)/      1992/(2)/     1991/(1)//(2)/
                                                          --------      --------    -------------  ------------- ------------------
Net Asset Value, Beginning of period....................  $  14.18      $  13.76    $       12.90  $       11.99     $     10.00
                                                          --------      --------    -------------  -------------     -----------
Income from Investment Operations:
   Net investment income (A)............................      0.14          0.17             0.15           0.17            0.16
   Net realized and unrealized gain (loss)
     on investments.....................................      3.28          0.47             0.95           0.91            1.97
                                                          --------      --------    -------------  -------------     -----------
           Total from Investment Operations:............      3.42          0.64             1.10           1.08            2.13
                                                          --------      --------    -------------  -------------     -----------
Less Dividends:
   Dividends from net investment income.................     (0.14)        (0.16)           (0.15)         (0.17)          (0.14)
   Dividends from net realized capital gains............     (0.17)        (0.06)           (0.09)            --              --
                                                          --------      --------    -------------  -------------     -----------
           Total Dividends:.............................     (0.31)        (0.22)           (0.24)         (0.17)          (0.14)
                                                          --------      --------    -------------  -------------     -----------
           Net increase (decrease) in net asset value...      3.11          0.42             0.86           0.91            1.99
                                                          --------      --------    -------------  -------------     -----------
Net Asset Value, End of period..........................  $  17.29      $  14.18    $       13.76  $       12.90     $     11.99
                                                          ========      ========    =============  =============     ===========

Total Return............................................     24.54%         4.72%            8.58%          9.10%          21.39%**

Ratios/Supplemental Data:
Net Assets, End of period (000's).......................  $ 98,911      $ 70,338    $     427,298  $     224,630     $    92,224
Ratios to average net assets:
   Net investment income
     including reimbursement/waiver.....................      0.85%         1.22%            1.20%          1.37%           1.46%*
   Operating expenses
     including reimbursement/waiver.....................      1.45%         0.98%            0.97%          0.95%           0.83%*
   Operating expenses
     excluding reimbursement/waiver.....................      1.47%         0.99%            0.97%          0.95%           0.83%*
Portfolio Turnover Rate.................................        14%           18%              16%            22%             16%**

-----------------------------------------
*     Annualized
**    Not Annualized
(1) The Fund commenced operations on December 14, 1990.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares (See Note 5).
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:


                                             YEARS ENDED OCTOBER 31,
                              --------------------------------------------------
                               1995    1994   1993/(2)/   1992/(2)/   1991/(2)/
                              ------  ------ ----------- ----------- -----------
          Retail Shares       $ 0.13  $ 0.17    $ 0.15      $ 0.17      $ 0.16
          Trust Shares          0.20    0.18      0.15        0.17        0.16

                      See Notes to Financial Statements.

TRUST SHARES

                              YEARS ENDED OCTOBER 31,
        ----------------------------------------------------------------------
           1995       1994        1993/(2)/      1992/(2)/      1991/(1)/(2)/
        ---------   --------    -------------  -------------  ----------------
        $   14.19   $  13.76    $       12.90  $       11.99  $         10.00
        ---------   --------    -------------  -------------  ----------------

             0.20       0.18             0.15           0.17             0.16

             3.28       0.47             0.95           0.91             1.97
        ---------   --------    -------------  -------------  ----------------
             3.48       0.65             1.10           1.08             2.13
        ---------   --------    -------------  -------------  ----------------

            (0.20)     (0.16)           (0.15)         (0.17)           (0.14)
            (0.17)     (0.06)           (0.09)            --               --
        ---------   --------    -------------  -------------  ----------------
            (0.37)     (0.22)           (0.24)         (0.17)           (0.14)
        ---------   --------    -------------  -------------  ----------------
             3.11       0.43             0.86           0.91             1.99
        ---------   --------    -------------  -------------  ----------------
        $   17.30   $  14.19    $       13.76  $       12.90  $         11.99
        =========   ========    =============  =============  ================

            25.08%      4.80%            8.58%          9.10%           21.39%**


        $ 420,016   $362,094    $     427,298  $     224,630  $        92,224


             1.31%      1.27%            1.20%          1.37%            1.46%*

             1.00%      0.93%            0.97%          0.95%            0.83%*

             1.00%      0.93%            0.97%          0.95%            0.83%*

               14%        18%              16%            22%              16%**

--------------------
                        SMALL COMPANY EQUITY FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A RETAIL AND TRUST SHARE OUTSTANDING
  THE GALAXY FUND       THROUGHOUT EACH PERIOD.
--------------------

RETAIL SHARES

                                                                                    YEARS ENDED OCTOBER 31,
                                                                   ------------------------------------------------------------
                                                                     1995          1994            1993/(2)/     1992/(1)//(2)/
                                                                   --------      --------        -----------     --------------
Net Asset Value, Beginning of period.......................        $  12.35      $  12.41        $      8.79     $        10.00
                                                                   --------      --------        -----------     --------------
Income from Investment Operations:
   Net investment income (loss) (A)........................           (0.09)        (0.01)             (0.04)             (0.03)
   Net realized and unrealized gain (loss)
      on investments.......................................            4.21            --               3.66              (1.18)
                                                                   --------      --------        -----------     --------------
         Total from Investment Operations:.................            4.12         (0.01)               3.62             (1.21)
                                                                   --------      --------        -----------     --------------
Less Dividends:
   Dividends from net investment income....................              --            --                  --                --
   Dividends from net realized capital gains...............           (0.19)        (0.05)                 --                --
                                                                   --------      --------        -----------     --------------
         Total Dividends:..................................           (0.19)        (0.05)                 --                --
                                                                   --------      --------        -----------     --------------
Net Increase (decrease) in net asset value.................            3.93         (0.06)               3.62             (1.21)
                                                                   --------      --------        -----------     --------------
Net Asset Value, End of period.............................        $  16.28      $  12.35        $      12.41          $   8.79
                                                                   ========      ========        ============     =============
Total Return...............................................           34.01%        (0.06)%             41.18%           (12.10)%**
Ratios/Supplemental Data:
Net Assets, End of period (000's)..........................        $ 45,668      $ 30,845        $     55,683          $ 29,072
Ratios to average net assets:
   Net investment income (loss)
      including reimbursement/waiver.......................           (0.85)%       (0.40)%             (0.66)%           (0.63)%*
   Operating expenses
      including reimbursement/waiver.......................            1.60%         1.31%               1.18%             1.06%*
   Operating expenses
      excluding reimbursement/waiver.......................            1.64%         1.34%               1.22%             1.33%*
Portfolio Turnover Rate....................................              54%           35%                 57%               87%**

--------------------------------------------------------------------------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and the selected ratios reflect the financial results of both Retail and Trust Shares (See Note 5).
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                                 Years ended October 31,
                                            -----------------------------------------------------------
                                              1995              1994            1993(2)         1992(2)
                                            --------          --------         --------        --------
     Retail Shares                          $ (0.09)          $ (0.01)         $ (0.04)        $ (0.05)
     Trust Shares                             (0.04)               --            (0.04)          (0.05)

                      See Notes to Financial Statements.

TRUST SHARES

                                YEARS ENDED OCTOBER 31,
            -------------------------------------------------------------------
              1995             1994             1993/(2)/        1992/(1)//(2)/
            --------         --------         -----------      ----------------
            $  12.36         $  12.41         $      8.79      $          10.00
            --------         --------         -----------      ----------------
               (0.04)              --               (0.04)                (0.03)
                4.25               --                3.66                 (1.18)
            --------         --------         -----------      ----------------
                4.21               --                3.62                 (1.21)
            --------         --------         -----------      ----------------
                  --               --                  --                    --
               (0.19)           (0.05)                 --                    --
            --------         --------         -----------      ----------------
               (0.19)           (0.05)                 --                    --
            --------         --------         -----------      ----------------
                4.02            (0.05)               3.62                 (1.21)
            --------         --------         -----------      ----------------
            $  16.38         $  12.36         $     12.41      $           8.79
            ========         ========         ===========      ================
               34.73%            0.02%              41.18%               (12.10)%**
            $ 94,831         $ 66,462         $    55,683      $         29,072
               (0.37)%          (0.35)%             (0.66)%               (0.63)%*
                1.12%            1.27%               1.18%                 1.06%*
                1.12%            1.27%               1.22%                 1.33%*
                  54%              35%                 57%                   87%**


--------------------
                        INTERNATIONAL EQUITY FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A RETAIL AND TRUST SHARE OUTSTANDING
  THE GALAXY FUND       THROUGHOUT EACH PERIOD.
--------------------

RETAIL SHARES

                                                                                     YEARS ENDED OCTOBER 31,
                                                                  --------------------------------------------------------------
                                                                    1995            1994         1993/(2)/        1992/(1)//(2)/
                                                                  --------        --------     -----------      ----------------
Net Asset Value, Beginning of period.......................       $  13.20        $  12.13     $      9.66      $          10.00
                                                                  --------        --------     -----------      ----------------
Income from Investment Operations:
   Net investment income (A)...............................           0.11            0.06            0.02                  0.06
   Net realized and unrealized gain (loss)
      on investments.......................................          (0.21)           1.02            2.51                 (0.40)
                                                                  --------        --------     -----------      ----------------
         Total from Investment Operations:.................          (0.10)           1.08            2.53                 (0.34)
                                                                  --------        --------     -----------      ----------------
Less Dividends:
   Dividends from net investment income....................          (0.02)          (0.01)          (0.06)                   --
   Dividends from net realized capital gains...............          (0.16)             --              --                    --
                                                                  --------        --------     -----------      ----------------
         Total Dividends:..................................          (0.18)          (0.01)          (0.06)                   --
                                                                  --------        --------     -----------      ----------------
Net increase (decrease) in net asset value.................          (0.28)           1.07            2.47                 (0.34)
                                                                  --------        --------     -----------      ----------------
Net Asset Value, End of period.............................       $  12.92        $  13.20     $     12.13      $           9.66
                                                                  ========        ========     ===========      ================
Total Return...............................................          (0.64)%           8.91%          26.36%               (3.40)%**

Ratios/Supplemental Data:
Net Assets, End of period (000's)..........................       $ 30,104        $ 32,887        $ 39,246           $    12,584
Ratios to average net assets:
   Net investment income including reimbursement/waiver....           0.84%           0.69%           0.37%                 1.19%*
   Operating expenses including reimbursement/waiver.......           1.76%           1.49%           1.57%                 1.61%*
   Operating expenses excluding reimbursement/waiver.......           2.03%           1.79%           2.04%                 2.79%*
Portfolio Turnover Rate....................................             48%             39%             29%                   21%**


--------------------------------------------------------------------------------
 *  Annualized
 ** Not Annualized
(1) The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares (See Note 5).
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                       Years ended October 31,
                                -----------------------------------------------------------------------
                                 1995                 1994                1993(2)               1992(2)
                                ------              -------              --------              --------
     Retail Shares              $ 0.08              $ 0.03               $   __                $   __
     Trust Shares                 0.13                0.04                   __                    __

                      See Notes to Financial Statements.

TRUST SHARES

                                YEARS ENDED OCTOBER 31,
             ------------------------------------------------------------------

               1995            1994          1993/(2)/           1992/(1)//(2)/
             --------        --------      -----------        -----------------
             $  13.20        $  12.13      $     9.66         $           10.00
             --------        --------      -----------        -----------------
                 0.16            0.06            0.02                      0.06
                (0.18)           1.02            2.51                     (0.40)
             --------        --------      -----------        -----------------
                (0.02)           1.08            2.53                     (0.34)
             --------        --------      -----------        -----------------
                (0.04)          (0.01)          (0.06)                       --
                (0.16)             --              --                        --
             --------        --------      -----------        -----------------
                (0.20)          (0.01)          (0.06)                       --
             --------        --------      -----------        -----------------
                (0.22)           1.07            2.47                     (0.34)
             --------        --------      -----------        -----------------
             $  12.98        $  13.20      $    12.13         $            9.66
             ========        ========      ===========        =================
                (0.02)%          8.91%          26.36%                    (3.40)%**
             $ 89,614        $ 82,350      $   39,246         $          12,584
                 1.36%           0.74%           0.37%                     1.19%*
                 1.22%           1.43%           1.57%                     1.61%*
                 1.48%           1.72%           2.04%                     2.79%*
                   48%             39%             29%                       21%**

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS
--------------------

1.  ORGANIZATION

    The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty managed investment portfolios. The accompanying financial statements and financial highlights are those of the Asset Allocation, Equity Income, Equity Value, Equity Growth, Small Company Equity and International Equity Funds (individually, a "Fund", collectively, the "Funds") only.

    Each Fund is authorized to issue two series of shares (Trust Shares and Retail Shares). Trust Shares and Retail Shares are substantially the same, except that, effective as of October 1, 1994, each series bears the following series specific expenses: shareholder servicing fees and transfer agent charges.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

    PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to the separate series based upon the relative net assets of each series.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The International Equity Fund may enter into forward foreign currency exchange contracts whereby the Fund agrees to sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

    FOREIGN CURRENCY TRANSLATION: The books and records of the International Equity Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

    DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and, with the exception of the International Equity Fund which declares and pays dividends annually, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

    Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

    EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while the expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

    In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

    REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment adviser or sub-adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian (or sub-custodian) in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The investment adviser or sub-adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

    ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under Federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the Fund's commencement of operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

3.  INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES AND OTHER FEES

    The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Asset Allocation, Equity Income, Equity Value, Equity Growth and Small Company Equity Funds.

    The Trust pays the Investment Adviser a fee, computed daily and paid monthly, with respect to the International Equity Fund at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such net assets, plus 0.85% of net assets in excess of $100 million.

    The Investment Adviser has entered into a sub-advisory agreement with Wellington Management Company ("Wellington Management") with respect to the International Equity Fund pursuant to which the Investment Adviser pays fees to Wellington Management, computed daily and paid quarterly, at the annual rate of 0.50% of the first $50 million of the Fund's average daily net assets, plus 0.30% of the next $50 million of such assets, plus 0.20% of net assets in excess of $100 million.

    The Trust and First Data Investor Services Group, Inc. ("FDISG"), (formerly known as The Shareholders Services Group, Inc. doing business as 440 Financial), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion. In addition, FDISG also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to these fee arrangements, FDISG compensates the Trust's custodian bank for its services. Prior to March 31, 1995, the administration, fund accounting, custody administration and transfer agency services described above were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), for the same annual fees. On that date, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc.

    Prior to March 1, 1994, 440 Financial Group of Worcester, Inc. was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.078% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, plus 0.073% of the combined average daily net assets in excess of $2.5 billion.

    Effective October 1, 1994, the Trust implemented a shareholder services plan (the "Services Plan") with respect to Retail Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail Shares, at an annual rate not to exceed 0.50% of the average daily net asset value of the outstanding Retail Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail Shares beneficially owned by such customers.

    Effective October 1, 1994, the Retail Shares and Trust Shares of the Funds bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, effective November 1, 1994, Trust Shares also bear additional transfer agency fees in order to compensate FDISG for payments made to Fleet Trust Company, an affiliate of the Investment Adviser, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. For the year ended October 31, 1995, transfer agent charges for each series were as follows:

                                                 RETAIL           TRUST
                                                --------         -------
Asset Allocation                              $ 152,339        $ 218,470
Equity Income                                   154,459           11,049
Equity Value                                    209,970          123,477
Equity Growth                                   205,786          356,757
Small Company Equity                            111,541           79,794
International Equity                            107,224           81,909

    440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG, and an indirect wholly-owned subsidiary of First Data Corporation, acts as the exclusive distributor of the Trust's Shares. Prior to March 31, 1995, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect wholly-owned subsidiary of State Mutual. Prior to March 1, 1994, Allmerica Investments, Inc., a wholly-owned subsidiary of State Mutual, served as the Trust's distributor.

    Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. Effective May 26, 1995, each Trustee is entitled to receive for services as a trustee of both the Trust and The Galaxy VIP Fund ("VIP") an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIP is entitled to an additional annual fee of $4,000 and the President and Treasurer of the Trust and VIP is entitled to an additional annual fee of $2,500 for their services in these capacities. These fees are allocated among the Funds of the Trust and VIP based on their relative net assets.

    Expenses for the year ended October 31, 1995 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary to the Trust.

4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

    The Investment Adviser voluntarily agreed to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each series. The Investment Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements. For the year ended October 31, 1995, the Investment Adviser waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                                      FEES WAIVED BY       REIMBURSEMENT BY
                                        INVESTMENT            INVESTMENT
FUND                                      ADVISER              ADVISER
----                                    -----------          -----------
Asset Allocation                        $      --            $   37,161
Equity Income                                  --                24,627
Equity Value                                   --                 2,347
Equity Growth                                  --                 9,296
Small Company Equity                           --                11,087
International Equity                      291,265                    --

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

5.  SHARES OF BENEFICIAL INTEREST

    The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty classes of shares generally consisting of two series including: Class C and Class C - Special Series 1 - Equity Value Fund; Class H - Series 1 and Class H -
Series 2 - Equity Growth Fund; Class I - Series 1 and Class I - Series 2 - Equity Income Fund; Class N - Series 1 and Class N - Series 2 - Asset
Allocation Fund; Class K - Series 1 and Class K - Series 2 - Small Company Equity Fund; and Class G - Series 1 and Class G - Series 2 - International Equity Fund. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that effective October 1, 1994, Retail Shares bear the expense of payments under the Services Plan and Trust Shares and Retail Shares bear series specific transfer agent charges), and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

    Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    The following is a summary of transactions in portfolio shares and dividends to shareholders for the year ended October 31, 1995 (by series for each Fund) and for the year ended October 31, 1994 (in the aggregate):

TRANSACTIONS IN PORTFOLIO SHARES:

ASSET ALLOCATION
                                                              SHARE ACTIVITY
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Sold...............................         892,958               2,366,202             8,936,277
Issued to shareholders in
   reinvestment of dividends.......         153,524                 123,395               241,653
Repurchased........................      (1,983,918)             (2,637,556)           (4,438,370)
                                       ------------            ------------         -------------
Net increase (decrease)
   from share transactions.........        (937,436)               (147,959)            4,739,560
                                       ============            =============        =============
                                                              DOLLAR AMOUNTS
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Sold...............................    $ 10,902,135            $ 27,929,468         $  97,633,883
Issued to shareholders in
   reinvestment of dividends.......       1,750,071               1,416,611             2,615,486
Repurchased........................     (22,106,650)            (30,398,928)          (47,559,027)
                                       ------------            ------------         -------------
Net increase (decrease)
   from share transactions.........    $ (9,454,444)           $ (1,052,849)        $  52,690,342
                                       ============            =============        =============
EQUITY INCOME
                                                              SHARE ACTIVITY
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Sold...............................       1,541,985                 680,800             3,428,636
Issued to shareholders in
   reinvestment of dividends.......         182,704                  97,608               241,251
Repurchased........................      (1,251,098)             (1,109,312)           (2,144,268)
                                       ------------            ------------         -------------
Net increase (decrease)
   from share transactions.........         473,591                (330,904)            1,525,619
                                       ============            =============        =============
                                                              DOLLAR AMOUNTS
                                       ----------------------------------------------------------
                                                    YEAR ENDED                        YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                            RETAIL                  TRUST                1994
                                         ----------               ---------           -----------
Sold...............................    $ 21,450,453            $   9,236,146        $  43,324,715
Issued to shareholders in
   reinvestment of dividends.......       2,352,531                1,218,932            2,727,363
Repurchased........................     (16,699,932)             (15,025,569)         (26,859,669)
                                       ------------            ------------         -------------
Net increase (decrease)
   from share transactions.........    $  7,103,052            $  (4,570,491)       $  19,192,409
                                       ============            =============        =============

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (continued)
--------------------

EQUITY VALUE
                                                              SHARE ACTIVITY
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Sold...............................       1,833,878               3,593,154             8,614,394
Issued to shareholders in
   reinvestment of dividends.......         672,772               1,147,783               455,698
Repurchased........................      (1,327,538)             (4,802,094)           (5,339,762)
                                       ------------            ------------         -------------
Net increase (decrease)
   from share transactions.........       1,179,112                 (61,157)            3,730,330
                                       ============            ============         =============
                                                              DOLLAR AMOUNTS
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Sold...............................    $ 24,372,234            $ 47,132,201         $ 111,498,768
Issued to shareholders in
   reinvestment of dividends.......       8,063,657              13,789,856             5,886,258
Repurchased........................     (17,257,086)            (63,720,080)          (69,263,965)
                                       ------------            ------------         -------------
Net increase (decrease)
   from share transactions.........    $ 15,178,805            $ (2,798,023)         $ 48,121,061
                                       ============            ============         =============
EQUITY GROWTH
                                                              SHARE ACTIVITY
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Sold...............................       1,650,493               5,231,552             9,252,520
Issued to shareholders in
   reinvestment of dividends.......         105,064                 430,902               360,849
Repurchased........................        (993,540)             (6,902,825)          (10,186,951)
                                       ------------            ------------         -------------
Net increase (decrease)
   from share transactions.........         762,017              (1,240,371)             (573,582)
                                       ============            ============         =============
                                                              DOLLAR AMOUNTS
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Sold...............................    $ 25,867,538            $ 81,678,083         $ 127,419,905
Issued to shareholders in
   reinvestment of dividends.......       1,499,263               6,181,564             5,003,866
Repurchased........................     (14,888,011)           (105,400,764)         (140,119,721)
                                       ------------            ------------         -------------
Net increase (decrease)
   from share transactions.........    $ 12,478,790            $(17,541,117)        $  (7,695,950)
                                       ============            ============         =============
SMALL COMPANY EQUITY
                                                              SHARE ACTIVITY
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Sold...............................      16,120,515               1,940,466            16,177,180
Issued to shareholders in
   reinvestment of dividends.......          39,516                  55,759                16,416
Repurchased........................     (15,852,473)             (1,584,128)          (12,804,007)
                                       ------------            ------------         -------------
Net increase (decrease)
   from share transactions.........         307,558                 412,097             3,389,589
                                       ============            ============         =============
                                                              DOLLAR AMOUNTS
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Sold...............................    $223,987,809            $ 28,252,879         $ 193,588,918
Issued to shareholders in
   reinvestment of dividends.......         462,339                 652,934               197,487
Repurchased........................    (220,438,570)            (22,162,262)         (152,725,673)
                                       ------------            ------------         -------------
Net increase (decrease)
   from share transactions.........    $  4,011,578            $  6,743,551         $  41,060,732
                                       ============            ============         =============

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (continued)
--------------------

INTERNATIONAL EQUITY
                                                              SHARE ACTIVITY
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Sold...............................         847,691               2,665,037             6,705,025
Issued to shareholders in
   reinvestment of dividends.......          37,192                  45,749                 1,760
Repurchased........................      (1,046,098)             (2,042,035)           (1,212,708)
                                       ------------            ------------         -------------
Net increase (decrease)
   from share transactions.........        (161,215)                668,751             5,494,077
                                       ============            ============         =============
                                                              DOLLAR AMOUNTS
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Sold...............................    $ 10,661,106            $ 33,867,277          $ 85,687,630
Issued to shareholders in
   reinvestment of dividends.......         452,252                 556,311                22,214
Repurchased........................     (13,114,155)            (25,415,419)          (15,459,971)
                                       ------------            ------------         -------------
Net increase (decrease)
   from share transactions.........    $ (2,000,797)           $  9,008,169          $ 70,249,873
                                       ============            ============         =============

DIVIDENDS TO SHAREHOLDERS:

                                                            ASSET ALLOCATION
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Net investment income..............    $ (1,835,264)            $(1,945,032)        $  (3,129,257)
Net realized gain on investments...              --                      --                    --
                                       ------------            ------------         -------------
      Total dividends..............    $ (1,835,264)            $(1,945,032)        $  (3,129,257)
                                       ============            ============         =============

                                                              EQUITY VALUE
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Net investment income..............    $ (1,403,785)           $ (3,500,026)         $ (2,670,131)
Net realized gain on investments...      (6,772,276)            (13,521,337)           (3,937,109)
                                       ------------            ------------         -------------
      Total dividends..............    $ (8,176,061)           $(17,021,363)         $ (6,607,240)
                                       ============            ============         =============

                                                         SMALL COMPANY EQUITY
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Net investment income..............    $         --          $           --       $            --
Net realized gain on investments...        (494,152)             (1,038,168)             (257,026)
                                       ------------            ------------         -------------
      Total dividends..............    $   (494,152)            $(1,038,168)      $      (257,026)
                                       ============            ============         =============

                                                              EQUITY INCOME
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Net investment income..............    $ (1,469,498)           $ (2,187,618)        $  (3,071,108)
Net realized gain on investments...      (1,020,247)             (1,269,894)           (1,908,425)
                                       ------------            ------------         -------------
      Total dividends..............    $ (2,489,745)           $ (3,457,512)        $  (4,979,533)
                                       ============            ============         =============

                                                              EQUITY GROWTH
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Net investment income..............    $   (698,829)           $ (5,037,392)        $  (4,990,137)
Net realized gain on investments...        (824,582)             (4,184,120)           (1,959,834)
                                       ------------            ------------         -------------
      Total dividends..............    $ (1,523,411)           $ (9,221,512)        $  (6,949,971)
                                       ============            ============         =============

                                                          INTERNATIONAL EQUITY
                                       ----------------------------------------------------------
                                                   YEAR ENDED                         YEAR ENDED
                                                 OCTOBER 31, 1995                     OCTOBER 31,
                                       ------------------------------------
                                          RETAIL                  TRUST                  1994
                                       ------------            ------------         -------------
Net investment income..............    $    (63,100)           $   (275,728)        $     (39,335)
Net realized gain on investments...        (415,622)             (1,005,745)                   --
                                       ------------            ------------         -------------
      Total dividends..............    $   (478,722)           $ (1,281,473)        $     (39,335)
                                       ============            ============         =============

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

6.  PURCHASES AND SALES OF SECURITIES

    The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1995 were as follows:

                                                           PURCHASES                                SALES
                                             -------------------------------        -------------------------------
FUND                                         U.S. Government       Other            U.S. Government       Other
                                             ---------------   -------------        ---------------   -------------
Asset Allocation.....................        $  21,501,762     $  31,615,088        $  21,939,250     $  55,064,846
Equity Income........................                   --        28,738,210                   --        41,776,930
Equity Value*........................                   --       160,489,327                   --       169,829,363
Equity Growth........................                   --        57,524,066                   --        89,659,647
Small Company Equity.................                   --        66,078,630              358,338        56,939,440
International Equity.................                   --        58,496,887                   --        49,170,930

    The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a Federal income tax basis, at October 31, 1995 for each Fund is as follows:

FUND                                          APPRECIATION     (DEPRECIATION)            NET               COST
----                                         -------------     --------------       -------------      ------------
Asset Allocation.....................        $  21,284,753     $  (1,133,543)       $  20,151,210      $132,727,178
Equity Income........................           29,935,158          (853,529)          29,081,629       139,877,964
Equity Value.........................           36,188,641        (5,525,888)          30,662,753       231,316,905
Equity Growth........................          151,767,042        (4,645,594)         147,121,448       372,703,018
Small Company Equity.................           49,847,042        (6,748,270)          43,098,772        99,166,051
International Equity.................            9,405,678        (5,099,432)           4,306,246       117,307,265

--------------------------------------------------------------------------------
* Sales include a $8,035,637 shareholder redemption-in-kind. In connection with this transaction, the financial statements reflect a realized gain of $1,434,868. For tax purposes, this gain is not recognized by the Fund.

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

7. FOREIGN SECURITIES

   Each Fund, except the Asset Allocation Fund, can purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8. ACQUISITION OF SHAWMUT FUNDS

At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Under the Agreement, all of the assets and liabilities of the Shawmut Growth Equity Fund were transferred to the Galaxy Equity Growth Fund in exchange for shares of the Galaxy Equity Growth Fund. Accordingly, the net assets of the Shawmut Growth Equity Fund Investment Shares and Trust Shares were exchanged for 578,307 Retail Shares and 1,090,562 Trust Shares, respectively, of the Galaxy Equity Growth Fund. In related transactions, the assets and liabilities of the other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualifies as a tax-free reorganization for Federal income tax purposes, was completed on December 4, 1995 following the approval of the reorganization by The Shawmut Fund shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Appreciation associated with the transaction:

                                                                Before Acquisition                      After Acquisition
                                                          --------------------------------------        -----------------
                                                              Galaxy                 Shawmut                 Galaxy
                                                              Equity                 Growth                  Equity
                                                              Growth                 Equity                  Growth
                                                          ---------------         --------------        -----------------
Net Assets......................................          $  541,014,789          $  29,513,366          $  570,528,155
Shares outstanding..............................              30,602,041              2,442,515              32,270,910
Retail and Trust Net Asset Value, per share.....          $        17.68          $       12.08          $        17.68
Unrealized Appreciation.........................          $  165,620,815          $   4,373,967

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

9.  IMPOSITION OF FRONT-END SALES LOAD

    Effective December 1, 1995, the public offering price for Retail Shares of the Funds will be the sum of the Net Asset Value of the Retail Shares purchased plus, if applicable, a maximum 3.75% front-end sales charge. Reduced sales charges are available. No sales charge will be assessed on certain transactions and/or investors, including purchases by persons who are beneficial owners of shares of Galaxy or any other funds advised by Fleet Investment Advisors Inc. or its affiliates before December 1, 1995.

--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED):

    During the fiscal year ended October 31, 1995, the following Funds made distributions from long-term capital gains:

                                                                                      LONG-TERM GAINS
FUND                                                                                        PAID
----                                                                                  ---------------
Equity Income Fund...............................................................       $  2,290,141
Equity Value Fund................................................................         17,823,729
Equity Growth Fund...............................................................          5,008,702
Small Company Equity Fund........................................................          1,429,248
International Equity Fund........................................................          1,394,616

During the fiscal year ended October 31, 1995, the following Funds earned income from direct obligations of the U.S. Government:

                                                                                       U.S. GOVERNMENT
FUND                                                                                       INCOME
----                                                                                   ---------------
Asset Allocation Fund............................................................           41.02%
Equity Income Fund...............................................................            6.63%

Appropriate tax information detailing government income percentages on a calendar year basis will accompany your year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment.

The International Equity Fund earned income of $2,644,369 ($0.27 per share) from foreign sources. In addition, the Fund paid $389,530 ($0.04 per share) in foreign withholding taxes.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of The Galaxy Fund:

     We have audited the accompanying statements of assets and liabilities of the Asset Allocation Fund, Equity Income Fund, Equity Value Fund, Equity Growth Fund, Small Company Equity Fund and International Equity Fund (six series of The Galaxy Fund), including the portfolios of investments, as of October 31, 1995, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of The Galaxy Fund as of October 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


Boston, Massachusetts                            Coopers & Lybrand L.L.P.
December 8, 1995

   "A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

--------------------


    SHAREHOLDER
     SERVICES
--------------------

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, statement savings, NOW or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in declining markets.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

INFORMATION

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology. Timely, comprehensive mutual fund account statements offer status reports on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can appear on your regular bank account statement.

INVESTMENT SPECIALISTS

In many Fleet branch offices you can visit one-on-one with an Investment Specialist* whose main concern is that you select the investments that match your individual needs. This service is at no cost to you.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0413 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

--------------------------------------------------------------------------------

Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.

* Investment Specialists are registered representatives of FIS Securities, Inc., member NASD, or 440 Financial Distributors, Inc., member NASD and SIPC.

------------------------------
           Trustees
         and Officers

     Dwight E. Vicks, Jr.
     Chairman and Trustee

       John T. O'Neill
    President, Treasurer
         and Trustee

      Louis DeThomasis,
        F.S.C., Ph.D.
           Trustee

       Donald B. Miller
           Trustee

        James M. Seed
           Trustee

     Bradford S. Wellman
           Trustee

          W. Bruce
     McConnel, III, Esq.
          Secretary

        Louis J. Russo
     Assistant Treasurer

         Neil Forrest
       Vice President &
     Assistant Treasurer

      Investment Adviser

      Fleet Investment
        Advisors Inc.
       50 Kennedy Plaza
   Providence, Rhode Island
            02903

         Distributor

        440 Financial
      Distributors, Inc.
       290 Donald Lynch
          Boulevard
          Marlboro,
     Massachusetts 01752

        Administrator

     First Data Investor
     Services Group, Inc.
  (formerly The Shareholder
     Services Group, Inc.
     d/b/a 440 Financial)
     4400 Computer Drive
          Westboro,
   Massachusetts 01581-5108
------------------------------

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.

                     [LOGO OF RECYCLED PAPER APPEARS HERE]

                  This report was printed on recycled paper.

--------------------                                            ----------------
                                                                BULK RATE
                                                                U. S. POSTAGE
                                                                PAID
[LOGO OF GALAXY FUNDS APPEARS HERE]                             PERMIT NO. 54201
                                                                BOSTON, MA
                                                                ----------------

                              4400 Computer Drive
                                   Box 5108
                            Westboro, MA 01581-5108
FN-081 (12/95)

[LOGO OF GALAXY FUNDS APPEARS HERE]


[PHOTO OF TWO MEN STANDING NEAR A SPIRAL WALKWAY APPEARS HERE]


--------------------------------------------------------------------------------
Tax-Free Bond Funds Report
--------------------------------------------------------------------------------

Tax-Exempt Bond Fund . New York Municipal Bond Fund
Connecticut Municipal Bond Fund . Massachusetts Municipal Bond Fund . Rhode Island Municipal Bond Fund

------------------
Annual
Report

For the Year Ended
October 31, 1995
------------------

--------------------


     CHAIRMAN'S
      MESSAGE
--------------------

Dear Shareholder:

What a difference a year makes! In the last 12 months a dramatic decline in interest rates produced the third largest total return for bonds in the last 45 years. In addition to strong gains in prices, municipal bonds earned yields that were quite exceptional given the moderate rates of inflation.

     Although these returns were extraordinary by historic standards, and by no means guarantee future performance, they underscore the importance of a long-term approach toward municipal bond investing. Shareholders who retained fixed-income holdings during the temporary market weakness of 1994 were in a position to take full advantage of the market rally that occurred the following year. Many investors who sold their holdings may have missed out on these gains and suffered losses they may not recoup for some time to come.

     The ups and downs in municipal bond prices are part of normal market cycles that tend to smooth out over time, although, bond prices have been particularly volatile during the last two years. While it's unlikely that the superior returns of 1995 will be repeated in the year ahead, there may be additional opportunities for capital appreciation and tax-free income. Such opportunities make municipal bonds an important part of a well-diversified investment strategy.

     The enclosed performance report for the Galaxy Tax-Free Bond Funds covers the 12 months ended October 31, 1995. Included is a Market Overview, which explores the major events that affected municipal bonds during this time. There are also individual Portfolio Reviews that explain how Fleet Investment Advisors Inc. managed its municipal bond investments to make the most of these conditions. In addition, the report provides an outlook for interest rates and municipal bond prices in the months to come and considers how this might affect future investment strategies.

     After reading your report you may have additional questions about the performance of the Funds' municipal bond investments. You can discuss such questions with an Investment Specialist, at any time, by calling 800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees

-----------------------------------
Mutual Funds:

 . are not bank deposits

 . are not FDIC insured

 . are not obligations of Fleet Bank

 . are not guaranteed by Fleet Bank

 . are subject to investment risk
  including possible loss of
  principal amount invested
-----------------------------------

--------------------



  MARKET OVERVIEW
--------------------


"By investing in
attractively priced
issues before the
rally began, the
Galaxy Tax-Free
Bond Funds enjoyed
strong gains."


TAX-FREE BOND MARKET OVERVIEW

By Fleet Investment Advisors Inc.

Expectations for a weaker economy and steep declines in interest rates, drove municipal bond prices sharply higher in the past year - helping prices more than recover ground lost in 1994. By investing in attractively priced issues before the rally began, the Galaxy Tax-Free Bond Funds enjoyed strong gains for the 12 months ended October 31, 1995.

     When the period started, the economy was growing rapidly. For the fourth quarter of 1994, the gross domestic product ("GDP"), which measures goods and services, rose at an annualized rate of 5.1%. To slow the economy and keep inflation under control, the Federal Reserve Board (the "Fed") continued to raise interest rates - boosting its short-term Fed Funds rates from 4.75% to 6% between November of 1994 and February of 1995.

     This made investors realize that the Fed was serious about controlling inflation and led to a slowdown in economic growth. Specifically, GDP growth was just 2.7% on an annualized basis in 1995's first quarter. Investors also began to believe the Fed could achieve a "soft landing" for the economy. At the same time, investors became more hopeful that Congress would reduce the Federal budget deficit. In this environment, 30-year Treasury bond prices soared and their yields plummeted from 8.16% in October 1994 to 6.65% by the end of June.


PERFORMANCE AT-A-GLANCE

Average Annual Returns as of October 31, 1995
Trust Shares

[BAR CHARTS REPRESENTING THE AVERAGE ANNUAL RETURNS FOR TRUST SHARES AS OF 10/31/95 APPEARS HERE]

Tax-Exempt Bond Fund
Inception Date 12/30/91

1 year         13.62%
3 years         7.76%
Life of Fund    7.26%

New York Municipal Bond Fund
Inception Date 12/31/91
1 year         14.23%
3 years         7.51%
Life of Fund    6.87%

Connecticut Municipal Bond Fund
Inception Date 3/16/93
1 year         15.21%
Life of Fund    5.16%

Massachusetts Municipal Bond Fund
Inception Date 3/12/93
1 year         14.72%
Life of Fund    4.78%

--------------------



  MARKET OVERVIEW
--------------------


"In 1995's first
quarter, price
gains for municipal
bonds were
especially dramatic
as shortages of new
issues collided with
stronger demand."


     In 1995's first quarter, price gains for municipal bonds were especially dramatic as shortages of new issues collided with stronger demand. Municipal price gains then lagged those for Treasuries in the second quarter, as lower interest rates increased municipal supplies and investors grew worried that Congress might eventually approve a flat income tax which would reduce the overall attractiveness of municipal bonds. By the end of June, municipal bonds yielded an average 5.97%, after peaking at 7.06% in 1994.

     Concerned the economy might slow too quickly, the Fed lowered its Fed Funds rate to 5.75% on July 6. This cut, the first in three years, prompted further gains in bond prices. Prices then declined for several weeks, as positive economic news rekindled fears of inflation. With further talk of tax reform, municipal prices were especially hard hit. By September, however, Congress had turned its attention from tax reform to balancing the federal budget, and investors had grown less fearful of inflation. Prices rebounded for bonds of all kinds. By the end of October, yields on 30-year Treasuries had dropped to 6.3% and long-term municipals were yielding 5.76%.


PERFORMANCE AT-A-GLANCE

Average Annual Returns* as of October 31, 1995
Retail Shares

[BAR CHARTS REPRESENTING THE AVERAGE ANNUAL RETURNS FOR RETAIL SHARES AS OF 10/31/95 APPEARS HERE]

Tax-Exempt Bond Fund
Inception Date 12/30/91
1 year         13.40%
3 years         7.69%
Life of Fund    7.21%

New York Municipal Bond Fund
Inception Date 12/31/91
1 year         14.03%
3 years         7.44%
Life of Fund    6.82%

Connecticut Municipal Bond Fund
Inception Date 3/16/93
1 year         14.94%
Life of Fund    5.05%

Massachusetts Municipal Bond Fund
Inception Date 3/12/93
1 year         14.52%
Life of Fund    4.71%

Rhode Island Municipal Bond Fund
Inception Date 12/20/94
Life of Fund   11.29%

* The Life of Fund return for the Rhode Island Municipal Bond Fund is a total return since the date of inception.

--------------------



  MARKET OVERVIEW
--------------------


"If it looks like inter-
est rates will keep
falling, we would
likely add invest-
ments in the longer-
term sector again
where the specter of
tax reform has kept
prices quite attractive."


INVESTMENT STRATEGIES

During this time, the Galaxy Tax-Free Bond Funds benefited from several investment strategies that were in place when the bond rally began. Many of the Funds had sizable holdings in low-coupon bonds that had traded at a discount in 1994. As is typical of a rally, the prices on these bonds improved more quickly than the prices for municipals as a whole.

     Feeling yields for longer-maturity issues weren't high enough to offset the extra price risks involved, we first focused on intermediate-term securities. Once it was clear interest rates would keep falling, we added investments in longer-term issues. This improved the potential for capital gains, while locking in higher yields as interest rates fell.

     As interest rates stabilized in the summer, we traded some of the low-coupon municipals that had improved in value for issues with higher coupons. In addition to strengthening the Funds' yields, we felt this would help protect the value of the Funds' shares if interest rates reversed and bond prices fell. Typically, higher-coupon issues hold up better when prices drop than other fixed-income investments. Because intermediate-term bonds have less price sensitivity than issues with longer maturities, we renewed our commitment to the intermediate-term sector around the same time.

MARKET OUTLOOK

After improving at an annual rate of 4.2% in 1995's third quarter, GDP growth should slow to 2.5% in 1996 due to limited gains in wages and consumption. With small advances for commodity prices, Fleet Investment Advisors Inc. believes this slow rate of growth should keep inflation near the current rate of 2.7%.

     This, combined with progress in reducing federal deficits, could give the Fed room to cut interest rates. Under this scenario, yields on 30-year Treasuries may fall as low as 6%. Conversely, if there's faster improvement in the economy, or reduced hope for federal budget cuts, yields could rise as high as 6.75%. Municipal yields could get an extra boost if increased attention for tax reform puts further downward pressure on municipal prices.

     If it looks like interest rates will keep falling, we would likely add investments in the longer-term sector again -- where the specter of tax reform has kept prices quite attractive. We believe, however, that the current bond rally is nearing an end and expect to place greater emphasis on strategies that can improve the Funds' yields and protect share prices.

--------------------



 PORTFOLIO REVIEWS
--------------------

GALAXY TAX-EXEMPT BOND FUND

By Mary McGoldrick
Portfolio Manager

[A PHOTO OF TAX EXEMPT BOND FUND MANAGER MARY MCGOLDRICK APPEARS HERE]

As changing supplies of new issues and talk of tax reform caused municipal bonds to respond differently to falling interest rates than taxable issues, we watched the maturities, coupons and prices of holdings in the Galaxy Tax-Exempt Bond Fund very carefully. This helped the Fund enjoy healthy returns for the 12 months ended October 31, 1995.

     During that time, the Fund's Retail and Trust Shares provided total returns of 13.40% and 13.62%, respectively, compared to 13.73% for the average general municipal bond fund tracked by Lipper Analytical Services and 14.85% for the Lehman Municipal Bond Index.

PORTFOLIO STRATEGIES

For some time, we'd kept the Fund's average maturity between 12 and 13 years. While that's relatively short for a municipal bond fund, it let us earn 90% of the yield that was available from 30-year municipals -- with much less fluctuation in price. To enhance the Fund's yield, we bought issues with high coupons where we could. Since high-coupon issues tend to outperform lower-coupon issues when bond prices fall, this also helped protect the value of Fund shares against a turnaround in interest rates.

     In the third quarter of 1995, as prices grew more attractive and it was


GALAXY TAX-EXEMPT
BOND FUND

Growth of $10,000 investment*

[A MOUNTAIN CHART COMPARING THE GROWTH OF $10,000 INVESTED IN RETAIL SHARES AND TRUST SHARES OF THE TAX EXEMPT BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX APPEARS HERE]

                                           Start            End
Retail Shares                             $10,000         $13,084
Trust Shares                              $10,000          13,058
Index                                     $10,000          13,213

*Since inception on 12/30/91. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index are calculated since 12/31/91 because the results are calculated at month-end only.Results for the index do not reflect the expenses and investment management fees incurred by the Fund.



GALAXY TAX-EXEMPT
BOND FUND

Distribution of Total Net Assets
as of October 31, 1995

[A PIE CHART LISTING TAX-EXEMPT BOND FUND INVESTMENTS BY REGION APPEARS HERE]

North Central                      16%
Other States & Territories          3%
Pacific                            11%
Other Securities                    4%
East                               38%
South                              23%
Mountain                            5%

--------------------



 PORTFOLIO REVIEWS
--------------------

clear that interest rates were headed lower, we added longer-term issues to the portfolio. This improved the Fund's potential for capital gains as bond prices rose and helped to lock in higher yields. In making these purchases, we emphasized issues available in strong supply that we could sell quickly if bond prices began to fall. We also emphasized bonds selling at discounted prices. Discounted issues tend to perform especially well when bond prices rise.

     As of October 31, 1995, the Fund's investments had an average maturity of
13.24 years, and Retail and Trust Shares of the Fund had SEC 30-day yields of 4.39% and 4.63%, respectively, on an annualized basis. These yields equal taxable yields of 6.86% and 7.23%, respectively, for investors in the 36% federal income tax bracket.

THE MONTHS TO COME

In an environment of slow economic growth and moderate inflation, municipal bonds should probably stay in a narrow trading range or fall slightly lower. If that happens, we might increase the Fund's investments in longer-term bonds which continue to represent good value. If investors worry again about tax reform, however, municipal prices could start to fall. Under this scenario, we would protect the value of the Fund's holdings by giving greater attention to issues with shorter maturities.

Mary McGoldrick has managed the Galaxy Tax-Exempt Fund since July of 1992. She has managed portfolios at Fleet Investment Advisors Inc. and other banks for nine years.

GALAXY NEW YORK
MUNICIPAL BOND FUND

By Don Jones
Portfolio Manager

After rising interest rates made municipal bond prices quite attractive in 1994, we added longer-maturity issues to the portfolio of the Galaxy New York Municipal Bond Fund. Because longer-maturity issues tend to outperform shorter-maturity issues when bond prices rise, this increased the Fund's capital gains as interest rates began to fall. It also helped improve the Fund's yield. We further enhanced the yield by emphasizing issues with higher coupons.


GALAXY NEW YORK
MUNICIPAL BOND FUND

Growth of $10,000 investment*

[A MOUNTAIN CHART COMPARING THE GROWTH OF $10,000 INVESTED IN RETAIL SHARES AND TRUST SHARES OF THE NEW YORK MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX APPEARS HERE]

                           Start            End
Retail Shares             $10,000         $12,901
Trust Shares              $10.000         $12,878
Index                     $10,000         $13,213

*Since inception on 12/31/91. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index are calculated since 12/31/91 because the results are calculated at month-end only. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------------



 PORTFOLIO REVIEWS
--------------------

[A PHOTO OF NEW YORK MUNICIPAL BOND FUND MANAGER DON JONES APPEARS HERE]

Don Jones


     As a result of these and other strategies, the Fund produced competitive returns in the 12 months ended October 31, 1995 -- exceeding the average for other funds in its class. During that time, the Fund's Retail and Trust Shares produced total returns of 14.03% and 14.23%, respectively, versus 13.53% for the average New York tax-exempt bond fund tracked by Lipper Analytical Services. Over the same period, the Lehman Municipal Bond Index returned 14.85%.

PROTECTING GAINS AND YIELDS

In the second quarter of 1995, as the rise in municipal prices slowed, we reduced the Fund's investments in bonds maturing in 10 years or more from 65% of its portfolio to 50%. Because shorter-term issues tend to outperform longer-term issues when bond prices fall, this helped protect the value of Fund shares as interest rates changed course in the third quarter.

     To keep the Fund's yield as strong as possible, we continued to invest in high-coupon issues and emphasized bonds with especially attractive prices. We also remained heavily committed to bonds funding construction of revenue-producing projects. The yields on these issues usually exceed the yields on general obligation bonds, which pay interest from state and local taxes.

     As of October 31, 1995, the Fund's Retail and Trust Shares had SEC 30-day yields of 4.49% and 4.74%, respectively. These are the same as taxable yields of 7.02% and 7.41%, respectively, for taxpayers in the 36% federal income tax bracket who live in the state of New York.

LOOKING AHEAD

We believe the Galaxy New York Municipal Bond Fund is well-positioned for the months to come. The emphasis on shorter maturities should help preserve the value of Fund shares if investors become nervous about rising interest rates or new discussions of tax reform. If economic growth and inflation are more modest than expected, and interest rates continue to decline, we might add longer-term issues to the Fund again where we find investments offering attractive prices and yields.

Don Jones assumed management responsibility for the New York Municipal Bond Fund in September 1994. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1988.

--------------------



 PORTFOLIO REVIEWS
--------------------

GALAXY CONNECTICUT MUNICIPAL
BOND FUND

By Steve Woodruff
Portfolio Manager

[A PHOTO OF CONNECTICUT MUNICIPAL BOND FUND MANAGER STEVE WOODRUFF APPEARS HERE]

When we launched the Galaxy Connecticut Municipal Bond Fund in March of 1993, interest rates were relatively low. So the first investments we made had coupons that were also fairly low. As interest rates rose in 1994, many of these lower-coupon issues lost favor with investors and traded at discounted prices. When bond prices rally, as they did for most of 1995, the prices of bonds that had been selling at a discount typically outperform the market as a whole. This, plus increased emphasis on higher-coupon issues, gave the Fund strong returns that outpaced the returns for other funds in its class.

     During the period, the Fund's Retail and Trust Shares had total returns of 14.94% and 15.21%, respectively. That compares with 13.73% for the average Connecticut municipal bond fund tracked by Lipper Analytical Services and 14.85% for the Lehman Municipal Bond Index.

HIGHER COUPONS

As the rally continued, we began to trade lower-coupon bonds that had improved in price for municipals with higher coupons. This boosted the average coupon for the Fund's investments by 15 to 20 basis points.

     When the period ended, about 30% of the Fund's investments were trading at discounted prices, down from 55% one year before. As of October 31, 1995, the Fund's Retail and Trust Shares had SEC 30-day yields of 4.33% and 4.57%, respectively. These yields equal taxable yields of 6.77% and 7.14%, respectively, for taxpayers in the 36%


GALAXY CONNECTICUT
MUNICIPAL BOND FUND

Growth of $10,000 investment*

[A MOUNTAIN CHART COMPARING THE GROWTH OF $10,000 INVESTED IN RETAIL SHARES
AND TRUST SHARES OF THE CONNECTICUT MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX APPEARS HERE ]

                                Start             End
Retail Shares                  $10,000          $11,413
Trust Shares                   $10,000          $11,383
Index                          $10,000          $12,594

* Since inception on 3/16/93. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index are calculated since 3/31/93 because the results are calculated at month-end only. Results for the index do not reflect the expenses and investment management fees incurred by the fund.

--------------------



 PORTFOLIO REVIEWS
--------------------

federal income tax bracket who live in Connecticut.

     Because higher-coupon issues tend to outperform lower-coupon issues when bond prices fall, greater emphasis on these issues helped protect the value of Fund shares as municipal bond prices weakened in the third quarter of 1995.

FUTURE STRATEGIES

In the months ahead, we may increase investments in high-quality municipals with longer maturities as we find attractive opportunities to do so. This would improve the Fund's potential for capital gains if further weakness in the economy raises the prices of municipal bonds. It would also strengthen the Fund's yield. We expect to further improve the yield by continuing to purchase higher-coupon securities.

Steve Woodruff has managed the Galaxy Connecticut Municipal Bond Fund since the Fund began in March of 1993. He has managed fixed-income portfolios for Fleet Investment Advisors Inc. since 1991.

GALAXY MASSACHUSETTS
MUNICIPAL BOND FUND

By David Lindsay
Portfolio Manager

With strong price gains from its low-coupon issues and attractive yields from other holdings, the Galaxy Massachusetts Municipal Bond Fund`s returns for the 12 months ended October 31, 1995, outpaced the average return for other funds in its class. During the period, the Fund's Retail and Trust shares enjoyed total returns of 14.52% and 14.72%, respectively, versus 13.82% for


GALAXY MASSACHUSETTS
MUNICIPAL BOND FUND

Growth of $10,000 investment*

[MOUNTAIN CHART COMPARING THE GROWTH OF $10,000 INVESTED IN RETAIL SHARES AND TRUST SHARES OF THE MASSACHUSETTS MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX APPEARS HERE]

                                   Start            End
Retail Shares                     $10,000         $11,312
Trust Shares                      $10,000         $11,292
Index                             $10,000         $12,594

* Since inception on 3/12/93. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index are calculated since 3/31/93 because the results are calculated at month-end only. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------------



 PORTFOLIO REVIEWS
--------------------


[PHOTO OF MASSACHUSETTS MUNICIPAL BOND FUND MANAGER DAVID LINDSAY APPEARS HERE]

[CAPTION OF DAVID LINDSAY APPEARS HERE]


the average Massachusetts municipal bond fund tracked by Lipper Analytical Services. Over the same time, the benchmark Lehman Municipal Bond Index had a return of 14.85%.

ENHANCING FUND YIELDS

At the Fund's inception in 1993, interest rates were relatively low, so much of the Fund's portfolio consisted of lower-coupon municipals. As interest rates rose sharply in 1994, these issues became less attractive to investors and many began to trade at deeply discounted prices. As interest rates fell in 1995, however, the gains for discounted issues outpaced those for the market as a whole. The Fund also enjoyed strong gains because nearly all of its bonds could not be called by their issuers for at least several years.

     As the Fund's lower-coupon issues improved in price, we traded them for issues with higher coupons. Besides providing the Fund with additional income as interest rates fell, this helped insulate the value of Fund shares against a turn around in interest rates and bond prices. As rates began to stabilize in the second quarter of 1995, we further protected the Fund by giving greater attention to issues with shorter maturities. Like higher-coupon municipals, shorter-term bonds tend to be less vulnerable to rising interest rates. By the end of the period, the Fund had an average maturity of 12.29 years.

     In addition, we increased the Fund's holdings in municipals that finance construction of revenue-producing facilities. Since the supplies of revenue bonds were more plentiful than supplies of general obligation bonds, which pay interest from state and local taxes, the prices and yields of revenue bonds were more attractive.

     As of October 31, 1995, the Fund's Retail and Trust Shares had SEC 30-day yields of 4.33% and 4.57%, respectively. These are equal to taxable yields of 6.77% and 7.14%, respectively, for taxpayers in the 36% federal income tax bracket who live in Massachusetts.

--------------------



 PORTFOLIO REVIEWS
--------------------

BEING PREPARED FOR LOWER RATES

With signs that the economy is slowing and inflation is under control, we expect to give equal emphasis in the near future to longer-term municipals -- whose prices are still relatively attractive along with intermediate-term issues that have maturities of five to ten years. In the meantime, we'll continue strengthening the Fund's yield opportunities by trading lower-coupon municipals for issues with higher coupons.

David Lindsay has managed the Galaxy Massachusetts Municipal Bond Fund since its inception in March 1993. He has managed fixed-income portfolios for Fleet Investment Advisors Inc. since 1986.

GALAXY RHODE ISLAND
MUNICIPAL BOND FUND

[PHOTO OF RHODE ISLAND MUNICIPAL BOND FUND MANAGER PAT GALUSKA APPEARS HERE]

By Pat Galuska
Portfolio Manager

The recent rise in municipal bond prices has been particularly beneficial to the Galaxy Rhode Island Municipal Bond Fund. When the Fund began, interest rates had risen steeply and municipal bond prices had become quite attractive. When interest rates reversed, therefore, the Fund made the most of price gains in municipal bonds. Having purchased holdings when yields were high, the Fund has also enjoyed a strong yield during this time.

     These factors helped the Fund produce positive returns between its inception on December 20, 1994 through October 31, 1995. During the period the Fund had a total return of 11.29%. For the period December 31, 1994 through October 31, 1995, a period measured by Lipper Analytical Services, other Rhode Island municipal bond funds tracked by had an average return of 12.69%. The Lehman Municipal Bond Index returned 14.45% from December 31, 1994 through October 31, 1995.

LIMITED SUPPLIES ENHANCE PRICE GAINS

Gains in municipal prices were particularly strong in Rhode Island because of a large imbalance in supply and demand. With a state tax rate that's among the


GALAXY RHODE ISLAND
MUNICIPAL BOND FUND

Growth of $10,000 investment*

[MOUNTAIN CHART COMPARING THE GROWTH OF $10,000 INVESTED IN RETAIL SHARES OF THE RHODE ISLAND MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX APPEARS HERE]

                                  Start           End
Retail Shares                    $10,000        $11,129
Index                            $10,000        $11,445

* Since inception on 12/20/94. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index are calculated since 12/31/94 because the results are calculated at month-end only. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------------



 PORTFOLIO REVIEWS
--------------------

highest in the nation, Rhode Island typically maintains a strong demand for municipals. Over the past year, however, municipal supplies have been quite limited. This put extra upward pressure on municipal prices, which were already rising from lower interest rates.

     In choosing the Fund's investments, we began with general obligation bonds from the State of Rhode Island as well as bonds issued by the state's cities and towns. These bonds pay interest from taxes gathered by their issuers. Later, we purchased revenue bonds, which are repaid from proceeds of the projects they fund.

     Where possible, we focused on longer-term investments with strong yields and high credit quality. Because long-term issues tend to outperform shorter-term bonds when prices rise, this strategy improved the Fund's potential for capital gains. It also provided the Fund with attractive yields as interest rates fell.

     As of October 31, 1995, the Fund had a 30-day SEC yield of 5.01%. This equals a taxable yield of 7.82% for taxpayers in the 36% federal income tax bracket who live in Rhode Island. When the period closed, the Fund had an average maturity of 12.61 years.

LOOKING AHEAD

With its emphasis on longer-maturity issues, the Galaxy Rhode Island Municipal Bond Fund should continue to make the most of further gains in municipal prices. If it looks like interest rates are bottoming and bond prices may weaken, however, we would probably emphasize municipals with shorter maturities to protect the value of Fund shares. In the meantime, we'll be watching for gains in municipal supplies that could mean new investment opportunities.

Pat Galuska has managed the Galaxy Rhode Island Municipal Bond Fund since its inception in December 1994. She has managed the Galaxy Tax-Exempt Money Market Fund since 1988 and the trading desk for Fleet Investment Advisors Inc. since 1982.

--------------------------------------------------------------------------------

Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser and Administrator are presently waiving fees and/or reimbursing expenses. Without such waivers and/or reimbursements, performance would have been lower. Past performance is no guarantee of future results. Total return figures in this report include changes in share price, and reinvestment of dividends and capital gains distributions, if any.

--------------------


   SHAREHOLDER'S
     SERVICES
--------------------

"A well-balanced
asset allocation
plan may help to
control your risk
while pursuing
your goals."


AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, statement savings, NOW or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in declining markets.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

INFORMATION

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology. Timely, comprehensive mutual fund account statements offer status reports on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can appear on your regular bank account statement.

INVESTMENT SPECIALISTS

In many Fleet branch offices you can visit one-on-one with an Investment Specialist* whose main concern is that you select the investments that match your individual needs. This service is at no cost to you.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0413 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

--------------------------------------------------------------------------------

Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.

* Investment Specialists are registered representatives of FIS Securities, Inc., member NASD, or 440 Financial Distributors, Inc., member NASD and SIPC.

--------------------

                        TAX-EXEMPT BOND FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                            VALUE
  PAR VALUE                                                                                                (NOTE 2)
  ---------                                                                                              -------------
MUNICIPAL SECURITIES - 95.65%
                  ALASKA - 1.44%
$   375,000       Alaska Municipal Bond Authority, GO, Series B
                  6.60%, 07/01/99
                  Insured: MBIA.....................................................................     $     389,531
  1,275,000       Anchorage Alaska Hospital
                  Sisters of Providence Project
                  6.75%, 10/01/00...................................................................         1,386,557
                                                                                                         -------------
                                                                                                             1,776,088
                                                                                                         -------------
                  ARIZONA - 5.25%
  1,000,000       Maricopa County, Unified School District #97
                  Deer Valley Project of 1986, Series D
                  6.80%, 07/01/00
                  Insured: MBIA.....................................................................         1,105,000
  1,455,000       Salt River Agricultural Improvement and Power District
                  Electric System Revenue, Series A
                  7.10%, 01/01/00...................................................................         1,571,400
  2,000,000       Salt River Agricultural Improvement and Power District
                  Electric System Revenue, Series B
                  5.25%, 01/01/13...................................................................         1,925,000
  2,000,000       Salt River Agricultural Improvement and Power District
                  Electric System Revenue, Series C
                  5.00%, 01/01/13...................................................................         1,870,000
                                                                                                         -------------
                                                                                                             6,471,400
                                                                                                         -------------
                  CONNECTICUT - 4.87%
  1,000,000       Connecticut State HEFA
                  St. Francis Hospital and Medical Center, Series C
                  5.00%, 07/01/13
                  Insured: FGIC.....................................................................           926,250
  1,000,000       Connecticut State Housing Finance Authority
                  Housing Mortgage Finance Program, Series A
                  6.10%, 05/15/13...................................................................         1,015,000
  1,000,000       Connecticut State Housing Finance Authority
                  Housing Mortgage Finance Program, Series B-1
                  6.25%, 05/15/11...................................................................         1,022,500
  2,000,000       Connecticut State Special Tax Obligation
                  Transportation Infrastructure, Series A
                  5.40%, 09/01/10...................................................................         2,000,000
    500,000       Connecticut State Special Tax Obligation
                  Transportation Infrastructure, Series B
                  6.10%, 09/01/07...................................................................           534,375
    500,000       South Central Regional Water Authority
                  Water System Revenue, Series 11
                  5.75%, 08/01/12
                  Insured: FGIC.....................................................................           503,750
                                                                                                         -------------
                                                                                                             6,001,875
                                                                                                         -------------

                      See Notes to Financial Statements.

--------------------

                        TAX-EXEMPT BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                            VALUE
  PAR VALUE                                                                                                (NOTE 2)
  ---------                                                                                              -------------
                  FLORIDA - 7.63%
$ 1,000,000       Dade County, School District, GO
                  5.50%, 08/01/13
                  Insured: MBIA.....................................................................     $     990,000
  1,070,000       Florida State Board of Education Capital Outlay
                  Public Education, GO, Series D
                  5.13%, 06/01/18...................................................................           999,113
  2,000,000       Jacksonville Electric Authority Revenue
                  Bulk Power, Scherer 4 Project, Series A
                  5.20%, 10/01/10...................................................................         1,940,000
  1,000,000       Jacksonville Electric Authority Revenue
                  SP OB, St. Johns, Series 6-B
                  6.75%, 10/01/05...................................................................         1,112,500
  1,400,000       Orange County Sales Tax Revenue, Series A
                  5.25%, 01/01/16
                  Insured: FGIC.....................................................................         1,331,750
  1,500,000       Orlando Utilities Commission
                  Water and Electric Revenue
                  5.00%, 10/01/13...................................................................         1,380,000
  1,500,000       Pinellas County Resource Recovery, Series A
                  6.60%, 10/01/00
                  Insured: MBIA.....................................................................         1,653,750
                                                                                                         -------------
                                                                                                             9,407,113
                                                                                                         -------------
                  GEORGIA - 0.82%
  1,000,000       Fulton County School District, GO
                  5.60%, 01/01/11...................................................................         1,012,500
                                                                                                         -------------
                  IDAHO - 0.46%
    500,000       Boise-Kuna Irrigation District Revenue
                  Lucky Peak Hydroelectric Project
                  6.60%, 07/01/05...................................................................           573,750
                                                                                                         -------------
                  ILLINOIS - 4.65%
    500,000       Chicago Wastewater Transmission Revenue
                  Insured: FGIC
                  5.375%, 01/01/13..................................................................           479,375
  1,000,000       Cook County, GO
                  7.25%, 11/01/07
                  Insured: MBIA.....................................................................         1,163,750
  2,000,000       Cook County, GO, Series A
                  5.38%, 11/15/12
                  Insured: MBIA.....................................................................         1,940,000
     50,000       Illinois State Revenue, GO
                  6.60%, 12/01/11...................................................................            51,689

                      See Notes to Financial Statements.

--------------------

                        TAX-EXEMPT BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                            VALUE
  PAR VALUE                                                                                                (NOTE 2)
  ---------                                                                                              -------------
                  ILLINOIS (CONTINUED)
$ 1,000,000       Peoria Public Building Commission
                  Building and Facilities, District #150
                  6.50%, 12/01/00
                  Insured: AMBAC....................................................................     $   1,071,250
  1,000,000       Regional Transportation Authority, Series A
                  6.25%, 06/01/15...................................................................         1,031,250
                                                                                                         -------------
                                                                                                             5,737,314
                                                                                                         -------------
                  INDIANA - 2.39%
  1,000,000       Indiana State Office Building Commission, Series B
                  Capital Complex, Government Center North
                  5.25%, 07/01/15
                  Insured: AMBAC....................................................................           935,000
  2,000,000       Indianapolis Local Public Improvement, Series A
                  6.00%, 01/10/18...................................................................         2,020,000
                                                                                                         -------------
                                                                                                             2,955,000
                                                                                                         -------------
                  IOWA - 0.41%
    500,000       Linn-Mar Community School District, GO
                  5.90%, 05/01/11
                  Insured: MBIA.....................................................................           508,750
                                                                                                         -------------
                  KENTUCKY - 1.73%
  1,000,000       Kentucky Housing Corp. Revenue, Series C-3
                  5.70%, 01/01/11...................................................................         1,010,000
  1,000,000       Kentucky State Turnpike Authority, Economic Development
                  Road Revenue, Revitalization Projects
                  7.13%, 05/15/01...................................................................         1,121,250
                                                                                                         -------------
                                                                                                             2,131,250
                                                                                                         -------------
                  MAINE - 3.23%
    250,000       Kennebec Water District Revenue
                  6.00%, 12/01/13...................................................................           255,625
    500,000       Kennebec Water District Revenue
                  5.30%, 12/01/14...................................................................           477,500
    500,000       Maine Health and Higher Educational Facilities Authority, Series A
                  5.50%, 07/01/11
                  Insured: FSA......................................................................           484,375
  1,000,000       Maine Health and Higher Educational Facilities Authority
                  Maine Medical Center, Series C
                  5.00%, 11/15/13
                  Insured: FSA......................................................................           915,000
    250,000       Maine Municipal Bond Bank, Series B
                  6.75%, 11/01/12...................................................................           270,313

                      See Notes to Financial Statements.

--------------------

                        TAX-EXEMPT BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                            VALUE
  PAR VALUE                                                                                                (NOTE 2)
  ---------                                                                                              -------------
                  MAINE (CONTINUED)
$   500,000       Maine Municipal Bond Bank, Sewer & Water, Series A
                  6.50%, 11/01/08...................................................................     $     536,875
  1,000,000       Maine State Housing Authority Mortgage, Series C-1
                  6.50%, 11/15/11...................................................................         1,051,250
                                                                                                         -------------
                                                                                                             3,990,938
                                                                                                         -------------
                  MARYLAND - 1.38%
  1,750,000       Washington Suburban Sanitary District
                  Sewerage Disposal, GO and Revenue
                  5.25%, 06/01/13...................................................................         1,706,250
                                                                                                         -------------
                  MASSACHUSETTS - 7.99%
    790,000       Boston Revenue City Hospital, Series A
                  6.95%, 08/15/99
                  Insured: FHA......................................................................           862,088
  2,000,000       Commonwealth of Massachusetts, GO, Series A
                  5.50%, 02/01/11...................................................................         1,995,000
    750,000       Massachusetts Bay Transportation Authority, Series B
                  6.00%, 03/01/12...................................................................           773,437
    250,000       Massachusetts Bay Transportation Authority, Series C
                  6.10%, 03/01/07...................................................................           265,938
  1,000,000       Massachusetts Municipal Wholesale Electric
                  Copower Supply System, Series D
                  6.00%, 07/01/11
                  Insured: MBIA.....................................................................         1,035,000
  1,000,000       Massachusetts State HEFA
                  Capital Asset Program, Series F
                  6.70%, 10/01/98
                  Insured: MBIA.....................................................................         1,073,750
     50,000       Massachusetts State HEFA
                  Brigham and Women's Hospital, Series D
                  6.50%, 07/01/04...................................................................            54,438
  2,000,000       Massachusetts State HEFA
                  Baystate Medical Center, Series D
                  5.00%, 07/01/12
                  Insured: FGIC.....................................................................         1,882,500
    200,000       Massachusetts State HEFA
                  South Shore Hospital, Series D
                  6.50%, 07/01/10...................................................................           217,000
     50,000       Massachusetts State Housing Finance Agency
                  Residential Development, Series C
                  6.88%, 11/15/11...................................................................            53,625

                      See Notes to Financial Statements.

--------------------

                        TAX-EXEMPT BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                            VALUE
  PAR VALUE                                                                                                (NOTE 2)
  ---------                                                                                              -------------
                  MASSACHUSETTS (CONTINUED)
$   640,000       Massachusetts State Housing Finance Agency
                  Single Family, Series 22
                  6.10%, 06/01/16...................................................................     $     641,600
  1,000,000       Massachusetts State, SP OB, Series A
                  5.80%, 06/01/14...................................................................         1,007,500
                                                                                                         -------------
                                                                                                             9,861,876
                                                                                                         -------------
                  MICHIGAN - 1.87%
  1,000,000       Central Michigan University
                  6.00%, 10/01/13
                  Insured: MBIA.....................................................................         1,023,750
  1,000,000       Michigan Public Power Agency
                  Belle River Project, Series A
                  5.50%, 01/01/13...................................................................           982,500
    250,000       Michigan State Trunk Line, Series A
                  5.75%, 10/01/12...................................................................           250,625
     50,000       Michigan State Trunk Line, Series A
                  6.00%, 08/15/19...................................................................            50,250
                                                                                                         -------------
                                                                                                             2,307,125
                                                                                                         -------------
                  MINNESOTA - 0.90%
  1,000,000       Minnesota Public Facilities Authority, PCR, Series A
                  6.90%, 03/01/03...................................................................         1,108,750
                                                                                                         -------------
                  NEVADA - 2.01%
  1,000,000       Clark County, GO, Series A
                  6.00%, 06/01/16
                  Insured: AMBAC....................................................................         1,011,250
  1,000,000       Las Vegas Sewer, GO, Series B
                  5.00%, 01/01/09
                  Insured: MBIA.....................................................................           955,000
    500,000       Nevada State, GO, Series B
                  6.00%, 05/01/10...................................................................           516,875
                                                                                                         -------------
                                                                                                             2,483,125
                                                                                                         -------------
                  NEW HAMPSHIRE - 1.03%
  1,000,000       Manchester, GO, Series B
                  5.25%, 07/01/08...................................................................         1,011,250
    250,000       New Hampshire State Turnpike System
                  6.00%, 04/01/13...................................................................           254,375
                                                                                                         -------------
                                                                                                             1,265,625
                                                                                                         -------------

                      See Notes to Financial Statements.

--------------------

                        TAX-EXEMPT BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                            VALUE
  PAR VALUE                                                                                                (NOTE 2)
  ---------                                                                                              -------------
                  NEW JERSEY - 2.42%
$ 1,000,000       Mercer County Improvement Authority
                  Customer Receipts, Justice Complex
                  6.05%, 01/01/07...................................................................     $   1,001,380
  2,000,000       New Jersey State Transportation Trust Fund Authority
                  Transportation System, Series B
                  5.50%, 06/15/15
                  Insured: MBIA.....................................................................         1,982,500
                                                                                                         -------------
                                                                                                             2,983,880
                                                                                                         -------------
                  NEW YORK - 6.53%
  1,000,000       Battery Park City Authority, Senior, Series A
                  5.50%, 11/01/10...................................................................           973,750
  1,000,000       New York Municipal Water Finance Authority
                  Water and Sewer System, Series A
                  5.50%, 06/15/11...................................................................           975,000
    250,000       New York State, GO
                  6.10%, 11/15/09...................................................................           261,563
  1,000,000       New York State, GO
                  5.50%, 06/15/10...................................................................           997,500
  1,000,000       New York State Dormitory Authority
                  University of Rochester
                  6.50%, 07/01/09...................................................................         1,040,000
    125,000       New York State Local Government Assistance Corp., Series A
                  7.00%, 04/01/12...................................................................           138,906
  1,000,000       New York State Local Government Assistance Corp., Series B
                  5.63%, 04/01/13...................................................................           991,250
  2,000,000       New York State Local Government Assistance Corp., Series C
                  5.38%, 04/01/12...................................................................         1,940,000
    675,000       Triborough Bridge and Tunnel Authority
                  General Purpose, Series P
                  6.80%, 01/01/02...................................................................           734,906
                                                                                                         -------------
                                                                                                             8,052,875
                                                                                                         -------------
                  NORTH CAROLINA - 2.15%
  1,500,000       Charlotte Certificates of Participation
                  Convention Facility Project
                  6.35%, 12/01/00
                  Insured: AMBAC....................................................................         1,627,500
  1,000,000       North Carolina Housing Finance Agency
                  Single Family Revenue, Series Y
                  6.30%, 09/01/15...................................................................         1,025,000
                                                                                                         -------------
                                                                                                             2,652,500
                                                                                                         -------------

                      See Notes to Financial Statements.

--------------------

                        TAX-EXEMPT BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                            VALUE
  PAR VALUE                                                                                                (NOTE 2)
  ---------                                                                                              -------------
                  OHIO - 1.51%
$ 1,000,000       Cleveland Waterworks, First Mortgage, Series F-92 A
                  6.25%, 01/01/15
                  Insured: AMBAC....................................................................     $   1,043,750
    750,000       Ohio State Public Facilities Commission
                  Higher Education Facilities, Series B
                  6.50%, 12/01/99
                  Insured: AMBAC....................................................................           815,625
                                                                                                         -------------
                                                                                                             1,859,375
                                                                                                         -------------
                  OKLAHOMA - 0.78%
  1,000,000       Muskogee County Home Finance Authority, Customer Receipts
                  5.13%, 10/01/12...................................................................           958,750
                                                                                                         -------------
                  PENNSYLVANIA - 2.56%
  1,000,000       Luzerne County, GO, Series B
                  6.00%, 09/15/11
                  Insured: FGIC.....................................................................         1,015,000
  1,000,000       Pennsylvania State, GO, Second Series A
                  6.50%, 11/01/04
                  Insured: MBIA.....................................................................         1,103,750
    955,000       Pennsylvania State Higher Education
                  Assistance Agency Student Loan Revenue, Series A
                  6.80%, 12/01/00...................................................................         1,039,756
                                                                                                         -------------
                                                                                                             3,158,506
                                                                                                         -------------
                  RHODE ISLAND - 8.13%
     50,000       Barrington, GO
                  6.35%, 12/01/07...................................................................            54,188
    135,000       Jamestown, GO
                  6.75%, 09/01/10...................................................................           145,631
    200,000       Rhode Island Clean Water Protection Finance Agency
                  PCR, Revolving Fund, Pooled Loan Issue, Series A
                  6.75%, 10/01/13
                  Insured: MBIA.....................................................................           218,250
  1,000,000       Rhode Island Housing and Mortgage Finance Corp.
                  Homeownership Opportunity, Series 93-A
                  5.45%, 04/01/17...................................................................           923,750
    700,000       Rhode Island Housing and Mortgage Finance Corp.
                  Homeownership Opportunity, Series 13
                  6.70%, 10/01/15...................................................................           728,875
    250,000       Rhode Island State
                  Consolidated Capital Development Loan, GO, Series A
                  5.50%, 08/01/07...................................................................           257,500
  1,000,000       Rhode Island State
                  Consolidated Capital Development Loan, GO, Series A
                  5.10%, 11/01/11...................................................................           957,500

                      See Notes to Financial Statements.

--------------------

                        TAX-EXEMPT BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                            VALUE
  PAR VALUE                                                                                                (NOTE 2)
  ---------                                                                                              -------------
                  RHODE ISLAND (CONTINUED)
$   250,000       Rhode Island State
                  Consolidated Capital Development Loan, GO, Series B
                  6.25%, 05/15/07...................................................................     $     265,625
  1,000,000       Rhode Island State Health and Educational Building Corp.
                  Higher Education, Auxiliary, Series A
                  5.50%, 09/15/13
                  Insured: MBIA.....................................................................           977,500
     50,000       Rhode Island State Health and Educational Building Corp.
                  Higher Education, Brown University
                  6.60%, 09/01/05...................................................................            54,125
    500,000       Rhode Island State Health and Educational Building Corp.
                  Miriam Hospital, Series B
                  6.50%, 04/01/13...................................................................           510,625
  1,500,000       Rhode Island State Health and Educational Building Corp.
                  Higher Education, Johnson and Wales University
                  6.38%, 04/01/12
                  Insured: Connie Lee...............................................................         1,567,500
  1,500,000       Rhode Island State Health and Educational Building Corp.
                  Higher Education, Johnson and Wales University, Series A
                  5.75%, 04/01/12
                  Insured: Connie Lee...............................................................         1,500,000
     50,000       Rhode Island State Public Buildings Authority
                  State Projects, Series A
                  5.25%, 08/01/06...................................................................            50,313
  1,000,000       Rhode Island State Public Buildings Authority
                  State Projects, Series A
                  5.10%, 02/01/05
                  Insured : AMBAC...................................................................         1,003,750
    355,000       Rhode Island State Public Buildings Authority
                  State Projects, Series A
                  6.00%, 02/01/11
                  Insured: AMBAC...................................................................           359,881
    395,000       Rhode Island State Public Buildings Authority
                  State Projects, Unrefunded Balance, Series A
                  6.00%, 02/01/11
                  Insured: AMBAC....................................................................           401,419
     50,000       Rhode Island State Student Loan Authority, Series A
                  6.40%, 12/01/99...................................................................            52,375
                                                                                                         -------------
                                                                                                            10,028,807
                                                                                                         -------------
                  SOUTH CAROLINA - 2.84%
  2,100,000       Oconee County, PCR, Duke Power Co. Project
                  5.80%, 04/01/14...................................................................         2,118,375

                      See Notes to Financial Statements.

--------------------

                        TAX-EXEMPT BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                            VALUE
  PAR VALUE                                                                                                (NOTE 2)
  ---------                                                                                              -------------
                  SOUTH CAROLINA (CONTINUED)
$   500,000       Piedmont Municipal Power Agency
                  6.10%, 01/01/06
                  Insured: MBIA.....................................................................     $     547,500
    750,000       Richland County Certificates of Participation
                  6.90%, 02/01/01
                  Insured: FGIC.....................................................................           833,438
                                                                                                         -------------
                                                                                                             3,499,313
                                                                                                         -------------
                  SOUTH DAKOTA - 1.46%
  1,000,000       Rapid City, Sales Tax Revenue, Series B
                  6.20%, 06/01/12
                  Insured: FGIC.....................................................................         1,038,750
    750,000       South Dakota Housing Development Authority
                  Homeownership Mortgage, Series A
                  5.30%, 05/01/03...................................................................           765,938
                                                                                                         -------------
                                                                                                             1,804,688
                                                                                                         -------------
                  TENNESSEE - 1.28%
    500,000       Memphis Water Revenue, Series A...................................................           530,000
                  6.00%, 01/01/07
  1,000,000       Metropolitan Government Nashville and Davidson County
                  Health and Education Facilities, Vanderbilt University, Series B
                  6.30%, 10/01/14...................................................................         1,046,250
                                                                                                         -------------
                                                                                                             1,576,250
                                                                                                         -------------
                  TEXAS - 3.68%
    215,000       Harris County, Toll Road, Prerefunded, Series A
                  6.50%, 08/15/17
                  Insured: AMBAC....................................................................           241,069
     35,000       Harris County, Toll Road, Unrefunded Balance, Series A
                  6.50%, 08/15/17
                  Insured: AMBAC....................................................................            37,013
  1,000,000       North Central Health Facilities Development Corp.
                  Hospital, Presbyterian Healthcare
                  5.90%, 06/01/21...................................................................           991,250
    950,000       North Texas Higher Education Authority
                  Student Loan Revenue, Series A
                  6.50%, 04/01/99
                  Insured: AMBAC....................................................................           984,438
  2,000,000       San Antonio Airport System
                  7.13%, 07/01/05
                  Insured: AMBAC....................................................................         2,290,000
                                                                                                         -------------
                                                                                                             4,543,770
                                                                                                         -------------

                      See Notes to Financial Statements.

--------------------

                        TAX-EXEMPT BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                            VALUE
  PAR VALUE                                                                                                (NOTE 2)
  ---------                                                                                              -------------
                  UTAH - 2.49%
$ 2,000,000       Intermountain Power Agency Utah Power Supply, Series A
                  5.50%, 07/01/10...................................................................     $   2,010,000
  1,000,000       Intermountain Power Agency Utah Power Supply, Series F
                  6.75%, 07/01/98...................................................................         1,036,640
     25,000       Intermountain Power Agency Utah Power Supply, Series I
                  6.00%, 07/01/21...................................................................            24,999
                                                                                                         -------------
                                                                                                             3,071,639
                                                                                                         -------------
                  VIRGINIA - 2.16%
  1,000,000       Norfolk Industrial Development Authority
                  Children's Hospital, Kings Group
                  6.50%, 06/01/21
                  Insured: AMBAC....................................................................         1,038,750
  1,500,000       Virginia Beach, Public Improvement, GO, Series A
                  6.88%, 05/01/05...................................................................         1,621,875
                                                                                                         -------------
                                                                                                             2,660,625
                                                                                                         -------------
                  WASHINGTON - 5.70%
  1,000,000       Lewis County Public Utilities District
                  Cowlitz Falls Hydroelectric
                  5.50%, 10/01/13...................................................................           956,250
  1,000,000       Seattle Municipal Light and Power
                  5.38%, 11/01/18...................................................................           943,750
  1,000,000       Seattle Municipality Metropolitan Sewer, Series S
                  6.80%, 01/01/02...................................................................         1,066,250
    500,000       Washington State, GO, Series 93-A
                  5.75%, 10/01/17...................................................................           498,750
    300,000       Washington State Certificates of Participation, Series A
                  6.00%, 04/01/12...................................................................           307,875
  1,500,000       Washington State Public Power Supply System
                  Nuclear Project No. 1, Series A
                  7.25%, 07/01/99...................................................................         1,638,750
  1,000,000       Washington State Public Power Supply System
                  Nuclear Project No. 2, Series C
                  7.30%, 07/01/00...................................................................         1,111,250
    500,000       Washington State Public Power Supply System
                  Nuclear Project No. 3, Series B
                  6.90%, 07/01/96...................................................................           509,625
                                                                                                         -------------
                                                                                                             7,032,500
                                                                                                         -------------
                  WEST VIRGINIA - 0.39%
    500,000       West Virginia State Housing Development, Series A
                  5.50%, 11/01/14...................................................................           475,000
                                                                                                         -------------

                      See Notes to Financial Statements.

--------------------

                        TAX-EXEMPT BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                            VALUE
  PAR VALUE                                                                                                (NOTE 2)
  ---------                                                                                              -------------
                  WISCONSIN - 2.20%
$   600,000       Milwaukee Metropolitan Sewer District, GO, Series A
                  6.50%, 10/01/98...................................................................     $     636,750
    500,000       Mukwonago School District, GO
                  5.90%, 03/01/13
                  Insured: AMBAC....................................................................           502,500
    500,000       Verona Area School District, GO, Series A
                  5.90%, 10/01/13
                  Insured: FGIC.....................................................................           510,625
  1,000,000       Wisconsin State Transportation, Prerefunded, Series B
                  5.75%, 07/01/12...................................................................         1,062,500
                                                                                                         -------------
                                                                                                             2,712,375
                                                                                                         -------------
                  OTHER TERRITORIES - 1.31%
  1,650,000       Puerto Rico Public Buildings Authority
                  Government Facilities, Series A
                  5.50%, 07/01/21...................................................................         1,610,813
                                                                                                         -------------
TOTAL INVESTMENTS - 95.65%..........................................................................       117,980,395
(Cost $114,956,471)                                                                                      -------------

NET OTHER ASSETS AND LIABILITIES - 4.35%............................................................         5,368,405
                                                                                                         -------------
NET ASSETS - 100.00%................................................................................     $ 123,348,800
                                                                                                         =============

--------------------------------------------------------------------------------

AMBAC           American Municipal Bond Assurance Corp.
Connie Lee      College Construction Loan Association
FGIC            Financial Guarantee Insurance Corp.
FHA             Federal Housing Authority
FSA             Financial Security Assurance
GO              General Obligation
HEFA            Health and Educational Facilities Authority
MBIA            Municipal Bond Insurance Association
PCR             Pollution Control Revenue
SP OB           Special Obligation

                      See Notes to Financial Statements.

--------------------

                        NEW YORK MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                          VALUE
  PAR VALUE                                                                                                              (NOTE 2)
  ---------                                                                                                            -----------
MUNICIPAL SECURITIES - 97.51%
                  NEW YORK - 97.51%
$  1,000,000      Albany County, GO
                  5.50%, 06/01/08
                  Insured: FGIC..................................................................................      $ 1,035,000
     500,000      Albany County, GO
                  5.25%, 11/01/08
                  Insured: MBIA..................................................................................          507,495
     500,000      Albany County, GO
                  5.25%, 11/01/09
                  Insured: MBIA..................................................................................          501,250
     300,000      Battery Park City Authority
                  7.60%, 05/01/06................................................................................          337,500
   2,000,000      Battery Park City Authority
                  Senior Lien, Series A
                  5.00%, 11/01/08................................................................................        1,877,500
     100,000      Canandaigua City School District, GO
                  6.50%, 06/01/10
                  Insured: AMBAC.................................................................................          112,250
     150,000      Chenango, GO
                  6.00%, 07/15/06................................................................................          158,813
     650,000      Farmingdale Union Free School District, GO
                  5.13%, 08/01/07
                  Insured: FGIC..................................................................................          650,000
     100,000      Grand Island, GO
                  6.10%, 05/15/04................................................................................          106,375
   1,000,000      Hempstead Town, GO
                  5.00%, 08/01/06
                  Insured: AMBAC.................................................................................        1,001,250
     100,000      Huntington, GO, Series B
                  6.25%, 04/15/07
                  Insured: AMBAC.................................................................................          108,125
     500,000      Irvington Union Free School District, GO, Series B
                  5.10%, 07/15/06
                  Insured: AMBAC.................................................................................          506,250
     750,000      Monroe County Public Improvement, GO
                  6.10%, 03/01/09
                  Insured: MBIA..................................................................................          788,438
   1,000,000      Monroe County Public Improvement, GO
                  6.10%, 06/01/14
                  Insured: AMBAC.................................................................................        1,051,250
   1,000,000      Monroe County Water Authority, Series A
                  6.25%, 08/01/11................................................................................        1,042,500
     100,000      Monroe County Water Improvement, GO
                  6.20%, 06/01/05
                  Insured: AMBAC.................................................................................          107,750

                      See Notes to Financial Statements.

--------------------

                        NEW YORK MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                          VALUE
  PAR VALUE                                                                                                              (NOTE 2)
  ---------                                                                                                            -----------
                  NEW YORK (CONTINUED)
$    450,000      Municipal Assistance Corp., Series 59
                  6.50%, 07/01/07................................................................................      $   466,313
   1,000,000      Municipal Assistance Corp., Series 60
                  6.00%, 07/01/08................................................................................        1,028,750
     750,000      Municipal Assistance Corp., Series 61
                  5.75%, 07/01/08................................................................................          768,750
     225,000      Nassau County, GO
                  6.10%, 05/15/05
                  Insured: MBIA..................................................................................          244,406
     500,000      New Castle Public Improvement, GO
                  5.88%, 09/15/09................................................................................          522,500
     200,000      New Paltz Central School District, GO
                  6.00%, 06/15/06
                  Insured: AMBAC.................................................................................          216,750
     750,000      New York City Municipal Water Finance Authority, Water and Sewer Assistance, Series A
                  5.90%, 06/15/04................................................................................          798,750
     500,000      New York City Municipal Water Finance Authority, Water and Sewer Assistance, Series A
                  6.10%, 06/15/06................................................................................          530,625
   1,675,000      New York City Municipal Water Finance Authority, Water and Sewer Assistance, Series A
                  5.50%, 06/15/11................................................................................        1,633,125
   1,000,000      New York City Municipal Water Finance Authority, Water and Sewer Assistance, Series A
                  6.00%, 06/15/17................................................................................        1,005,000
   1,000,000      New York City Municipal Water Finance Authority, Water and Sewer Assistance, Series A
                  5.75%, 06/15/18
                  Insured: AMBAC.................................................................................        1,006,250
   1,000,000      New York City Municipal Water Finance Authority, Water and Sewer Assistance, Series B
                  5.00%, 06/15/03................................................................................        1,012,500
   2,000,000      New York City Municipal Water Finance Authority, Water and Sewer Assistance, Series B
                  5.13%, 06/15/04................................................................................        2,030,000
     750,000      New York City Municipal Water Finance Authority, Water and Sewer Assistance, Series B
                  5.75%, 06/15/13
                  Insured: MBIA..................................................................................          746,250
     500,000      New York State, GO, Series A
                  5.50%, 03/15/05................................................................................          515,000
   1,000,000      New York State, GO
                  5.25%, 06/15/05................................................................................        1,023,750
     200,000      New York State, GO
                  6.70%, 03/01/07................................................................................          218,750
   1,000,000      New York State, GO
                  6.25%, 09/15/07................................................................................        1,075,000
     100,000      New York State, GO
                  6.90%, 02/01/08................................................................................          110,250
     500,000      New York State, GO
                  6.25%, 06/15/08................................................................................          533,125
   1,000,000      New York State, GO
                  5.50%, 06/15/10................................................................................          997,500

                      See Notes to Financial Statements.

--------------------

                        NEW YORK MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                          VALUE
  PAR VALUE                                                                                                              (NOTE 2)
  ---------                                                                                                            -----------
                  NEW YORK (CONTINUED)
$  1,000,000      New York State, GO
                  6.13%, 11/15/10................................................................................      $ 1,041,250
     500,000      New York State, GO
                  6.00%, 11/15/11................................................................................          513,125
     500,000      New York State Dormitory Authority Revenue
                  New York University
                  6.25%, 07/01/09
                  Insured: FGIC..................................................................................          531,875
     125,000      New York State Dormitory Authority
                  New York University, Prerefunded at 102
                  6.70%, 07/01/11
                  Insured: MBIA..................................................................................          129,816
     500,000      New York State Dormitory Authority
                  University of Rochester
                  6.50%, 07/01/09................................................................................          520,000
   1,000,000      New York State Dormitory Authority
                  University of Rochester, Strong Memorial Hospital
                  5.40%, 07/01/06................................................................................        1,030,000
   1,000,000      New York State Environmental Facilities Corp., PCR
                  State Water, Revolving Fund, NYC Municipal Water
                  5.60%, 06/15/05................................................................................        1,048,750
   1,000,000      New York State Environmental Facilities Corp., PCR
                  State Water, Revolving Fund, Pooled Loan, Series A
                  5.35%, 09/15/06................................................................................        1,030,000
   1,000,000      New York State Environmental Facilities Corp., PCR
                  State Water, Revolving Fund, Pooled Loan, Series A
                  5.40%, 09/15/07................................................................................        1,026,250
     500,000      New York State Environmental Facilities Corp., PCR
                  State Water, Revolving Fund, Pooled Loan, Series B
                  6.50%, 09/15/08................................................................................          551,875
     100,000      New York State Environmental Facilities Corp., PCR
                  State Water, Revolving Fund, Series A
                  6.40%, 09/15/06................................................................................          110,875
     100,000      New York State Environmental Facilities Corp., PCR
                  State Water, Revolving Fund, Series E
                  6.30%, 06/15/02................................................................................          109,125
     100,000      New York State Environmental Facilities Corp., PCR
                  State Water, Revolving Fund, Series E
                  6.88%, 06/15/10................................................................................          110,250
     500,000      New York State Housing Finance Agency
                  Multifamily Mortgage Housing, Series A
                  6.95%, 08/15/12................................................................................          531,250
     300,000      New York State Local Government Assistance Corp., Series A
                  6.88%, 04/01/06................................................................................          333,000

                      See Notes to Financial Statements.

--------------------

                        NEW YORK MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                          VALUE
  PAR VALUE                                                                                                              (NOTE 2)
  ---------                                                                                                            -----------
                  NEW YORK (CONTINUED)
$    375,000      New York State Local Government Assistance Corp., Series A
                  6.88%, 04/01/07................................................................................      $   414,375
     250,000      New York State Local Government Assistance Corp., Series B
                  6.00%, 04/01/07................................................................................          263,438
   1,000,000      New York State Local Government Assistance Corp., Series B
                  5.63%, 04/01/13................................................................................          991,250
   1,000,000      New York State Local Government Assistance Corp., Series B
                  6.00%, 04/01/18................................................................................        1,002,500
   1,250,000      New York State Local Government Assistance Corp., Series C
                  6.00%, 04/01/07................................................................................        1,317,188
     250,000      New York State Local Government Assistance Corp., Series C
                  6.50%, 04/01/15................................................................................          260,313
     500,000      New York State Local Government Assistance Corp., Series D
                  6.75%, 04/01/07................................................................................          548,750
     300,000      New York State Local Government Assistance Corp., Series D
                  7.00%, 04/01/11................................................................................          331,500
     750,000      New York State Medical Care Facilities Finance Agency
                  Hospital Mortgage, Series A
                  5.05%, 02/15/08................................................................................          729,375
     850,000      New York State Medical Care Facilities Finance Agency
                  Second Mortgage Program, Health Care Projects, Series B
                  6.35%, 11/01/14................................................................................          884,000
     500,000      New York State Mortgage Agency
                  Homeowner Mortgage, Series 27
                  6.90%, 04/01/15................................................................................          529,375
     145,000      New York State Mortgage Agency Revenue, Series A
                  6.88%, 04/01/17................................................................................          147,900
   1,000,000      New York State Power Authority Revenue, Series AA
                  6.38%, 01/01/12................................................................................        1,050,000
     500,000      New York State Power Authority Revenue, Series BB
                  6.30%, 01/01/07................................................................................          539,375
   1,000,000      New York State Power Authority Revenue, Series CC
                  5.00%, 01/01/08................................................................................          980,000
   1,250,000      New York State Power Authority Revenue, Series CC
                  5.13%, 01/01/10................................................................................        1,214,063
     500,000      New York State Power Authority Revenue, Series Z
                  6.63%, 01/01/12................................................................................          534,375
   1,250,000      New York State Thruway Authority Revenue, Series A
                  5.88%, 01/01/07................................................................................        1,310,938
     500,000      Onondaga County, GO
                  5.88%, 02/15/10................................................................................          526,875
     250,000      Orange County, GO
                  6.20%, 12/01/09................................................................................          263,125
     100,000      Orange County, GO
                  6.20%, 12/01/10................................................................................          104,625

                      See Notes to Financial Statements.

--------------------

                        NEW YORK MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                          VALUE
  PAR VALUE                                                                                                              (NOTE 2)
  ---------                                                                                                            -----------
                  NEW YORK (CONTINUED)
$    100,000      Orleans County, GO
                  6.50%, 09/15/08................................................................................      $   112,000
     450,000      Oyster Bay, GO, Series A
                  5.25%, 04/15/05
                  Insured: FGIC..................................................................................          460,688
     500,000      Oyster Bay, GO, Series A
                  5.30%, 04/15/08
                  Insured: FGIC..................................................................................          502,500
     200,000      Port Authority of New York and New Jersey
                  Consolidated Loan, Series 71
                  6.90%, 07/15/09................................................................................          214,000
     500,000      Port Authority of New York and New Jersey
                  Consolidated Loan, Series 78
                  6.50%, 04/15/11................................................................................          527,500
     500,000      Port Authority of New York and New Jersey
                  Consolidated Loan, Series 82
                  5.70%, 08/01/07................................................................................          526,875
   1,000,000      Port Authority of New York and New Jersey
                  Consolidated Loan, Series 86
                  5.00%, 07/01/06................................................................................        1,020,000
     500,000      Port Authority of New York and New Jersey
                  Consolidated Loan, Series 100
                  5.75%, 12/15/13................................................................................          501,875
     500,000      Rochester, GO, Series A
                  5.00%, 08/15/07
                  Insured: AMBAC.................................................................................          498,750
     100,000      Suffolk County, GO
                  6.40%, 02/01/08
                  Insured: FGIC..................................................................................          102,767
     500,000      Syracuse, Prerefunded, GO
                  6.70%, 02/15/07................................................................................          559,375
   1,000,000      Syracuse, GO, Series A
                  5.10%, 02/15/08................................................................................          991,250
     500,000      Tompkins County, GO, Series B
                  5.63%, 09/15/12................................................................................          505,625
   1,000,000      Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series A
                  5.00%, 01/01/07................................................................................        1,006,250
     500,000      Triborough Bridge and Tunnel Authority, Revenue, General Purpose, Series X
                  6.00%, 01/01/06................................................................................          533,750
     500,000      Triborough Bridge and Tunnel Authority, Revenue, General Purpose, Series X
                  6.00%, 01/01/07................................................................................          530,625
     750,000      Triborough Bridge and Tunnel Authority, Revenue, General Purpose, Series X
                  6.00%, 01/01/08................................................................................          792,188
     300,000      Triborough Bridge and Tunnel Authority, Revenue, General Purpose, Series X
                  6.63%, 01/01/12................................................................................          336,750
     750,000      Triborough Bridge and Tunnel Authority, Revenue, General Purpose, Series Y
                  6.00%, 01/01/12................................................................................          794,063

                      See Notes to Financial Statements.

--------------------

                        NEW YORK MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                          VALUE
  PAR VALUE                                                                                                              (NOTE 2)
  ---------                                                                                                            -----------
                  NEW YORK (CONTINUED)
$    100,000      Triborough Bridge and Tunnel Authority Revenue, SP OB
                  6.10%, 01/01/05
                  Insured: FGIC..................................................................................      $   108,250
     250,000      Triborough Bridge and Tunnel Authority Revenue, SP OB
                  6.15%, 01/01/06
                  Insured: FGIC..................................................................................          270,625
     350,000      Triborough Bridge and Tunnel Authority Revenue, SP OB
                  6.20%, 01/01/07
                  Insured: FGIC..................................................................................          378,000
     500,000      United Nations Development Corp.
                  Senior Lien, Series A
                  6.00%, 07/01/06................................................................................          535,000
   2,000,000      United Nations Development Corp.
                  Senior Lien, Series A
                  6.00%, 07/01/12................................................................................        2,062,500
     500,000      United Nations Development Corp.
                  Subordinate Lien, Series B
                  6.20%, 07/01/11................................................................................          524,375
   1,000,000      White Plains, GO
                  4.80%, 01/15/07................................................................................          970,000
                                                                                                                       -----------
TOTAL INVESTMENTS - 97.51%.......................................................................................       64,301,452
(Cost $62,555,778)                                                                                                     -----------

NET OTHER ASSETS AND LIABILITIES - 2.49%.........................................................................        1,645,261
                                                                                                                       -----------
NET ASSETS - 100.00%.............................................................................................      $65,946,713
                                                                                                                       ===========

--------------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corp.
GO         General Obligation
FGIC       Financial Guarantee Insurance Corp.
MBIA       Municipal Bond Insurance Association
PCR        Pollution Control Revenue
SP OB      Special Obligation

                      See Notes to Financial Statements.

--------------------

                        CONNECTICUT MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       -----------
MUNICIPAL SECURITIES - 95.07%
                  CONNECTICUT - 95.07%
$  245,000        Bolton, GO
                  5.10%, 06/01/06.............................................................................    $    249,288
   145,000        Bozrah, GO
                  4.90%, 04/15/03
                  Insured: MBIA...............................................................................         146,804
   355,000        Bristol, GO
                  5.15%, 06/15/07.............................................................................         356,331
   175,000        Brookfield, GO
                  5.10%, 07/15/07.............................................................................         179,594
   210,000        Brookfield, GO
                  5.20%, 07/15/09.............................................................................         209,213
   250,000        Cheshire, GO
                  4.30%, 08/15/01.............................................................................         247,188
   250,000        Cheshire, GO
                  5.10%, 08/15/07.............................................................................         251,875
   100,000        Connecticut State, GO, Series A
                  4.75%, 11/15/01.............................................................................         101,625
   250,000        Connecticut State, GO, Series A
                  5.10%, 11/15/04.............................................................................         256,875
   200,000        Connecticut State, GO, Series B
                  4.80%, 09/15/01.............................................................................         203,750
   200,000        Connecticut State, GO, Series B
                  5.20%, 09/15/05.............................................................................         205,750
    75,000        Connecticut State, GO, Series B
                  5.25%, 03/15/06.............................................................................          76,594
   100,000        Connecticut State, GO, Series B
                  5.30%, 03/15/07.............................................................................         101,875
   400,000        Connecticut State, GO, Series B
                  5.40%, 03/15/08.............................................................................         408,000
   315,000        Connecticut State, GO, Series C
                  4.90%, 05/01/04.............................................................................         319,725
   100,000        Connecticut State, GO, Series C
                  5.00%, 05/01/05.............................................................................         101,625
   500,000        Connecticut State, GO, Series C
                  5.50%, 08/15/05.............................................................................         525,625
 1,000,000        Connecticut State, GO, Series D
                  4.70%, 08/01/03.............................................................................       1,001,250
   300,000        Connecticut State, GO, Series D
                  4.75%, 08/01/04.............................................................................         299,250
   500,000        Connecticut State, GO, Series D
                  5.00%, 08/01/07.............................................................................         496,250
   500,000        Connecticut State, GO, Series E
                  6.00%, 03/15/12.............................................................................         533,125

                      See Notes to Financial Statements.

--------------------

                        CONNECTICUT MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       -----------
                  CONNECTICUT (CONTINUED)
$  200,000        Connecticut State Clean Water Fund
                  6.00%, 10/01/12.............................................................................    $    213,500
   750,000        Connecticut State Development Authority,
                  Stamford Water Co. Project
                  5.30%, 09/01/28.............................................................................         687,188
    50,000        Connecticut State HEFA
                  Cherry Brook Nursing Center Project
                  5.88%, 11/01/12.............................................................................          50,875
   300,000        Connecticut State HEFA
                  St. Francis Hospital and Medical Center, Series C
                  5.00%, 07/01/13
                  Insured: FGIC...............................................................................         277,875
   200,000        Connecticut State HEFA
                  Taft School Issue, Series B
                  5.25%, 07/01/13.............................................................................         188,250
   200,000        Connecticut State HEFA
                  Taft School Issue, Series B
                  5.40%, 07/01/20.............................................................................         188,750
   350,000        Connecticut State HEFA
                  Yale University, Series K
                  6.38%, 07/01/13.............................................................................         360,500
   125,000        Connecticut State Housing Finance Authority,
                  Housing Mortgage Finance Program, Series A-1
                  5.85%, 11/15/16.............................................................................         124,063
   100,000        Connecticut State Housing Finance Authority,
                  Housing Mortgage Finance Program, Series B
                  6.20%, 05/15/12.............................................................................         102,000
   415,000        Connecticut State Housing Finance Authority,
                  Housing Mortgage Finance Program, Series F-1
                  5.60%, 05/15/14.............................................................................         403,069
   400,000        Connecticut State Special Assessment,
                  Unemployment Compensation, Series A
                  4.60%, 11/15/00
                  Insured: AMBAC..............................................................................         406,500
   150,000        Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series A
                  5.10%, 09/01/04.............................................................................         154,125
   250,000        Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series A
                  5.13%, 09/01/05.............................................................................         255,938
   500,000        Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series A
                  5.25%, 09/01/06.............................................................................         510,625

                      See Notes to Financial Statements.

--------------------

                        CONNECTICUT MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       -----------
                  CONNECTICUT (CONTINUED)
$  700,000        Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series A
                  5.40%, 04/01/07.............................................................................    $    718,375
   850,000        Connecticut State Special Tax Obligation
                  Transportation Infrastructure, Series A
                  5.25%, 09/01/07.............................................................................         859,563
   925,000        Connecticut State Special Tax Obligation
                  Transportation Infrastructure, Series A
                  5.38%, 09/01/08.............................................................................         937,719
   750,000        Connecticut State Special Tax Obligation
                  Transportation Infrastructure, Series B
                  4.40%, 10/01/04.............................................................................         720,000
   400,000        Connecticut State Special Tax Obligation
                  Transportation Infrastructure, Series B
                  6.13%, 09/01/12.............................................................................         427,000
   170,000        Connecticut State Special Tax Obligation
                  Transportation Infrastructure, Series C
                  4.50%, 10/01/04.............................................................................         164,688
   200,000        Danbury, GO
                  5.63%, 02/01/13.............................................................................         202,500
   175,000        East Haddam, GO
                  5.00%, 05/01/06
                  Insured: MBIA...............................................................................         176,531
   100,000        East Hampton, GO
                  4.95%, 06/15/04
                  Insured: MBIA...............................................................................         102,125
   250,000        East Hampton, GO
                  5.10%, 06/15/05
                  Insured: MBIA...............................................................................         255,938
   175,000        Groton City, GO
                  5.30%, 05/15/06.............................................................................         177,625
    50,000        Groton City, GO
                  5.40%, 05/15/07.............................................................................          50,750
   250,000        Groton Town, Lot A, GO
                  5.00%, 08/15/07.............................................................................         244,688
   500,000        Guilford, GO
                  5.00%, 11/15/08.............................................................................         495,000
   250,000        Hartford County, Metropolitan District, GO
                  6.70%, 10/01/09.............................................................................         286,875
   500,000        Hartford County, Metropolitan District, GO
                  5.10%, 12/01/09.............................................................................         491,250
   200,000        Madison, GO
                  5.00%, 05/01/06.............................................................................         200,250
   100,000        Middletown, GO
                  4.75%, 04/15/01.............................................................................         101,250
   400,000        Milford, GO
                  5.00%, 01/15/08.............................................................................         400,000

                      See Notes to Financial Statements.

--------------------

                        CONNECTICUT MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       -----------
                  CONNECTICUT (CONTINUED)
$  370,000        Montville, GO
                  5.30%, 12/01/09.............................................................................    $    374,625
   370,000        Montville, GO
                  5.35%, 12/01/10.............................................................................         373,238
   250,000        New Milford, GO
                  5.50%, 08/01/08.............................................................................         262,188
   140,000        North Branford, GO
                  5.00%, 02/01/11.............................................................................         131,425
   150,000        North Branford, GO
                  5.00%, 02/01/12.............................................................................         140,063
   350,000        Norwalk, GO
                  5.00%, 01/15/05.............................................................................         357,875
   200,000        Norwalk, GO
                  5.00%, 01/15/06.............................................................................         202,500
   500,000        Norwich, GO
                  5.63%, 09/15/07.............................................................................         528,750
    50,000        Regional School District No. 5, GO
                  4.90%, 05/15/02.............................................................................          51,188
   135,000        Regional School District No. 5, GO
                  5.15%, 05/15/05.............................................................................         137,869
   225,000        South Central Regional Water Authority
                  Water System, Series 11
                  5.75%, 08/01/12
                  Insured: FGIC...............................................................................         226,688
   175,000        South Central Regional Water Authority
                  Water System, Series 12
                  5.13%, 08/01/07
                  Insured: FGIC...............................................................................         175,656
   250,000        South Central Regional Water Authority
                  Water System, Series 12
                  5.25%, 08/01/12
                  Insured: FGIC...............................................................................         239,375
    75,000        Torrington, GO
                  5.20%, 04/15/06
                  Insured: FGIC...............................................................................          76,594
    55,000        Washington, GO
                  4.85%, 11/01/10.............................................................................          52,800
    55,000        Washington, GO
                  4.90%, 11/01/11.............................................................................          52,388

                      See Notes to Financial Statements.

--------------------

                        CONNECTICUT MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       -----------
                  CONNECTICUT (CONTINUED)
$  100,000        West Hartford, GO
                  6.00%, 05/01/07.............................................................................    $    109,125
   100,000        West Haven, GO, Series A
                  4.75%, 12/01/01.............................................................................         101,500
   250,000        West Haven, GO, Series B
                  5.20%, 06/01/05.............................................................................         255,000
                                                                                                                  ------------
TOTAL INVESTMENTS - 95.07%....................................................................................      21,055,844
(Cost $20,932,491)                                                                                                ------------

NET OTHER ASSETS AND LIABILITIES - 4.93%......................................................................       1,092,625
                                                                                                                  ------------
NET ASSETS - 100.00%..........................................................................................    $ 22,148,469
                                                                                                                  ============

--------------------------------------------------------------------------------

AMBAC    American Municipal Bond Assurance Corp.
FGIC     Federal Guarantee Insurance Corp.
GO       General Obligation
HEFA     Health and Educational Facilities Authority
MBIA     Municipal Bond Insurance Association

                      See Notes to Financial Statements.

--------------------

                        MASSACHUSETTS MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       ------------
MUNICIPAL SECURITIES - 96.69%
                  MASSACHUSETTS - 96.69%
$  375,000        Billerica, Lot A, GO
                  5.40%, 07/15/09
                  Insured: MBIA.............................................................................      $    374,063
   250,000        Boston, GO
                  5.25%, 10/01/05
                  Insured: MBIA.............................................................................           257,167
   200,000        Boston, GO, Series A
                  5.00%, 02/01/03
                  Insured: AMBAC............................................................................           204,000
    70,000        Boston, GO, Series A
                  5.35%, 02/01/06
                  Insured: AMBAC............................................................................            71,925
   225,000        Boston, GO, Series A
                  5.55%, 02/01/08
                  Insured: AMBAC............................................................................           230,906
   200,000        Boston Metropolitan District, GO
                  5.35%, 12/01/12...........................................................................           197,250
   290,000        Boston Metropolitan District, GO
                  5.35%, 12/01/14...........................................................................           282,388
   200,000        Boston Water and Sewer Commission, Senior Series A
                  5.50%, 11/01/01
                  Insured: FSA..............................................................................           211,750
   230,000        Boston Water and Sewer Commission, Senior Series A, Prerefunded at 102
                  7.00%, 11/01/18
                  Insured: FGIC.............................................................................           263,350
    50,000        Boston Water and Sewer Commission, Senior Series A
                  5.25%, 11/01/07...........................................................................            50,000
    50,000        Boston Water and Sewer Commission, Senior Series A
                  5.40%, 11/01/09...........................................................................            49,750
    25,000        Boston Water and Sewer Commission, Senior Series A
                  5.25%, 11/01/11...........................................................................            23,969
   100,000        Brookline, GO
                  5.60%, 09/01/10...........................................................................           101,250
    25,000        Brookline, GO
                  5.60%, 09/01/12...........................................................................            25,125
   230,000        Burlington, GO
                  5.05%, 01/15/11...........................................................................           218,500

                      See Notes to Financial Statements.

--------------------

                        MASSACHUSETTS MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       ------------
                  MASSACHUSETTS (CONTINUED)
$   10,000        Dedham-Westwood Water District, GO
                  5.20%, 11/01/05
                  Insured: MBIA.............................................................................      $     10,188
    50,000        Dedham-Westwood Water District, GO
                  5.40%, 11/01/07
                  Insured: MBIA.............................................................................            51,188
   250,000        Deerfield, GO
                  5.60%, 06/15/02...........................................................................           265,938
    10,000        Deerfield, GO
                  6.10%, 06/15/08...........................................................................            10,675
    25,000        Fairhaven, GO
                  7.10%, 02/01/04...........................................................................            27,344
    40,000        Hamilton-Wenham Regional School District
                  5.60%, 10/01/10
                  Insured: AMBAC............................................................................            40,350
   100,000        Kingston, GO
                  5.70%, 08/01/07...........................................................................           104,250
   105,000        Lawrence, GO
                  4.63%, 09/15/99...........................................................................           105,394
   250,000        Lawrence, GO
                  5.13%, 09/15/03...........................................................................           251,563
   250,000        Lowell, GO
                  6.05%, 04/01/11
                  Insured: CGIC.............................................................................           257,188
   200,000        Lowell, GO, Series A
                  5.10%, 01/15/04
                  Insured: FSA..............................................................................           202,750
   265,000        Lowell, GO, Series A
                  5.20%, 01/15/05
                  Insured: FSA..............................................................................           268,975
    25,000        Ludlow, GO
                  7.30%, 11/01/02
                  Insured: MBIA.............................................................................            28,938
    35,000        Lynn Water and Sewer Commission
                  5.50%, 06/01/99
                  Insured: FGIC.............................................................................            36,575
   100,000        Lynn Water and Sewer Commission
                  5.30%, 12/01/06
                  Insured: FGIC.............................................................................           103,125
   250,000        Massachusetts Bay Transportation Authority, Series A
                  4.90%, 03/01/01...........................................................................           255,313
   175,000        Massachusetts Bay Transportation Authority, Series A
                  5.00%, 03/01/03
                  Insured: MBIA.............................................................................           178,719

                      See Notes to Financial Statements.

--------------------

                        MASSACHUSETTS MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       ------------
                  MASSACHUSETTS (CONTINUED)
$  130,000        Massachusetts Bay Transportation Authority, Series A
                  6.00%, 03/01/12...........................................................................      $    133,738
   200,000        Massachusetts Bay Transportation Authority, Series A
                  5.75%, 03/01/22...........................................................................           199,500
    70,000        Massachusetts Bay Transportation Authority, Series A
                  5.75%, 03/01/22
                  Insured: FGIC.............................................................................            70,000
   350,000        Massachusetts Bay Transportation Authority, Series B
                  5.50%, 03/01/21...........................................................................           339,938
   100,000        Massachusetts Bay Transportation Authority, Series C
                  6.00%, 03/01/05...........................................................................           107,375
    50,000        Massachusetts Bay Transportation Authority, Series C
                  6.10%, 03/01/23...........................................................................            51,063
   250,000        Massachusetts State, GO, Series A
                  6.25%, 07/01/02...........................................................................           273,750
   250,000        Massachusetts State, GO, Series A
                  6.25%, 07/01/04...........................................................................           275,938
   750,000        Massachusetts State, GO, Series A
                  5.25%, 02/01/08...........................................................................           751,875
   100,000        Massachusetts State, GO, Series B
                  5.10%, 11/01/02...........................................................................           103,125
   200,000        Massachusetts State, GO, Series B
                  5.30%, 11/01/05...........................................................................           206,750
   100,000        Massachusetts State, GO, Series B
                  5.50%, 11/01/07...........................................................................           103,375
   250,000        Massachusetts State, GO, Series C
                  4.80%, 08/01/03
                  Insured: AMBAC............................................................................           252,188
   250,000        Massachusetts State, GO, Series C
                  4.80%, 08/01/03
                  Insured: MBIA.............................................................................           252,188
    50,000        Massachusetts State Consolidated Loan, GO, Series A
                  5.10%, 11/01/03...........................................................................            51,438
   200,000        Massachusetts State Consolidated Loan, GO, Series A
                  4.50%, 01/01/04...........................................................................           195,000
   250,000        Massachusetts State Consolidated Loan, GO, Series A
                  5.75%, 02/01/15
                  Insured: MBIA.............................................................................           252,188
   100,000        Massachusetts State Consolidated Loan, GO, Series D
                  5.75%, 05/01/12...........................................................................           101,250
   100,000        Massachusetts State Convention Center Authority
                  Boston Common Parking Garage, Series A
                  5.35%, 09/01/06...........................................................................           102,500

                      See Notes to Financial Statements.

--------------------

                        MASSACHUSETTS MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       ------------
                  MASSACHUSETTS (CONTINUED)
$  100,000        Massachusetts State Convention Center Authority
                  Boston Common Parking Garage, Series A
                  5.40%, 09/01/07...........................................................................      $    101,750
   100,000        Massachusetts State Convention Center Authority
                  Boston Common Parking Garage, Series A
                  5.45%, 09/01/08...........................................................................           101,375
   100,000        Massachusetts State Convention Center Authority
                  Boston Common Parking Garage, Series A
                  5.38%, 09/01/13...........................................................................            96,875
   200,000        Massachusetts State Convention Center Authority
                  Hynes Convention Center, Lot A
                  6.00%, 09/01/99...........................................................................           212,000
   370,000        Massachusetts State Federal Assisted Housing, GO
                  6.00%, 02/01/08...........................................................................           398,213
   400,000        Massachusetts State HEFA, Series G
                  4.60%, 07/01/03
                  Insured: MBIA.............................................................................           398,000
    25,000        Massachusetts State HEFA - Beth Israel Hospital, Series G
                  5.75%, 07/01/12
                  Insured: AMBAC............................................................................            25,375
   350,000        Massachusetts State HEFA - Boston College, Series K
                  4.70%, 06/01/03...........................................................................           351,750
   385,000        Massachusetts State HEFA - Brigham & Women's Hospital, Series E
                  4.50%, 07/01/01...........................................................................           376,338
   130,000        Massachusetts State HEFA - Brigham & Women's Hospital, Series E
                  4.60%, 07/01/02...........................................................................           127,075
   100,000        Massachusetts State HEFA - Brigham & Women's Hospital, Series E
                  4.80%, 07/01/04...........................................................................            97,500
   350,000        Massachusetts State HEFA - Cape Cod Health System, Series A
                  5.25%, 11/15/21
                  Insured: Connie Lee.......................................................................           317,188
    65,000        Massachusetts State HEFA - Children's Hospital, Series E
                  5.40%, 10/01/01...........................................................................            67,519
    50,000        Massachusetts State HEFA - Harvard University, Series M
                  5.50%, 12/01/15...........................................................................            50,000
   100,000        Massachusetts State HEFA - Lahey Clinic Medical Center, Series B
                  5.63%, 07/01/15
                  Insured: MBIA.............................................................................           100,000
   500,000        Massachusetts State HEFA - Lahey Clinic Medical Center, Series B
                  5.38%, 07/01/23
                  Insured: MBIA.............................................................................           476,250
    40,000        Massachusetts State HEFA - Massachusetts General Hospital, Series F
                  6.00%, 07/01/05
                  Insured: AMBAC............................................................................            43,650
   250,000        Massachusetts State HEFA - Massachusetts General Hospital, Series G
                  4.65%, 07/01/02
                  Insured: AMBAC............................................................................           251,563

                      See Notes to Financial Statements.

--------------------

                        MASSACHUSETTS MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       ------------
                  MASSACHUSETTS (CONTINUED)
$  100,000        Massachusetts State HEFA - Massachusetts General Hospital, Series G
                  4.75%, 07/01/03
                  Insured: AMBAC............................................................................      $    100,625
   100,000        Massachusetts State HEFA - Massachusetts General Hospital, Series G
                  5.15%, 07/01/07
                  Insured: AMBAC............................................................................           100,625
   550,000        Massachusetts State HEFA - Massachusetts Institute of Technology, Series H
                  4.70%, 07/01/04...........................................................................           555,500
   100,000        Massachusetts State HEFA - McLean Hospital, Series C
                  6.63%, 07/01/15
                  Insured: FGIC.............................................................................           107,625
   250,000        Massachusetts State HEFA - Medical Center of Central Massachusetts, Series B
                  6.00%, 07/01/02
                  Insured: AMBAC............................................................................           271,250
   250,000        Massachusetts State HEFA - Newton-Wellesley Hospital, Series E
                  5.00%, 07/01/03
                  Insured: MBIA.............................................................................           256,875
   100,000        Massachusetts State HEFA - South Shore Hospital, Series E
                  5.40%, 07/01/07
                  Insured: MBIA.............................................................................           102,750
   325,000        Massachusetts State HEFA - South Shore Hospital, Series E
                  5.50%, 07/01/13
                  Insured: MBIA.............................................................................           322,969
    10,000        Massachusetts State HEFA - Tufts University, Series F
                  5.65%, 08/15/07
                  Insured: FGIC.............................................................................            10,425
    75,000        Massachusetts State HEFA - University of Massachusetts Medical School Research
                  6.00%, 07/01/12
                  Insured: Connie Lee.......................................................................            76,500
    10,000        Massachusetts State HEFA - University of Massachusetts Medical School Research
                  6.00%, 07/01/23
                  Insured: Connie Lee.......................................................................            10,050
   250,000        Massachusetts State HEFA - Wheaton College, Series C
                  5.25%, 07/01/19...........................................................................           232,188
    50,000        Massachusetts State HEFA - Williams College, Series D
                  5.50%, 07/01/17...........................................................................            48,688
   200,000        Massachusetts State IFA - Brooks School
                  5.95%, 07/01/23...........................................................................           202,750
   300,000        Massachusetts State IFA - Holy Cross College
                  5.90%, 11/01/01...........................................................................           324,000
    50,000        Massachusetts State IFA - Holy Cross College
                  5.75%, 01/01/02...........................................................................            53,250
   250,000        Massachusetts State IFA - Lesley College Project, Series A
                  6.00%, 07/01/10
                  Insured: Connie Lee.......................................................................           258,750

                      See Notes to Financial Statements.

--------------------

                        MASSACHUSETTS MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       ------------
                  MASSACHUSETTS (CONTINUED)
$  300,000        Massachusetts State IFA - Milton Academy, Series B
                  5.30%, 09/01/08
                  Insured: MBIA.............................................................................      $    303,000
   240,000        Massachusetts State IFA - Milton Academy, Series B
                  5.25%, 09/01/19
                  Insured: MBIA.............................................................................           225,000
   635,000        Massachusetts State Port Authority
                  5.625%, 07/01/12..........................................................................           648,494
    40,000        Massachusetts State Port Authority, Series A
                  5.50%, 07/01/07
                  Insured: FGIC.............................................................................            41,350
   250,000        Massachusetts State Port Authority, Series B
                  5.30%, 07/01/01...........................................................................           259,063
   200,000        Massachusetts State, SP OB and Revenue, Series A
                  5.80%, 06/01/00
                  Insured: AMBAC............................................................................           212,000
   200,000        Massachusetts State, SP OB and Revenue, Series A
                  6.00%, 06/01/13
                  Insured: AMBAC............................................................................           203,750
   250,000        Massachusetts State, SP OB and Revenue, Series A
                  5.80%, 06/01/14...........................................................................           251,875
   250,000        Massachusetts State Turnpike Authority, Series A
                  4.63%, 01/01/02...........................................................................           252,188
    20,000        Massachusetts State Turnpike Authority, Series A
                  5.10%, 01/01/08...........................................................................            20,125
    50,000        Massachusetts State Water Pollution Abatement Trust
                  MWRA Loan Program, Series A
                  4.85%, 02/01/03...........................................................................            50,438
   100,000        Massachusetts State Water Pollution Abatement Trust
                  MWRA Loan Program, Series A
                  4.85%, 08/01/03...........................................................................           101,000
    50,000        Massachusetts State Water Pollution Abatement Trust
                  MWRA Loan Program, Series A
                  5.20%, 02/01/06...........................................................................            50,750
    25,000        Massachusetts State Water Pollution Abatement Trust
                  MWRA Loan Program, Series A
                  5.30%, 02/01/07...........................................................................            25,375
    50,000        Massachusetts State Water Pollution Abatement Trust
                  MWRA Loan Program, Series A
                  5.30%, 08/01/07...........................................................................            50,750
   250,000        Massachusetts State Water Pollution Abatement Trust
                  Pooled Loan Program, Series 1
                  5.00%, 02/01/02...........................................................................           255,313

                      See Notes to Financial Statements.

--------------------

                        MASSACHUSETTS MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       ------------
                  MASSACHUSETTS (CONTINUED)
$  100,000        Massachusetts State Water Research Authority, Series A
                  6.00%, 04/01/20...........................................................................      $    100,750
   190,000        Massachusetts State Water Research Authority, Series A
                  6.50%, 07/15/21...........................................................................           213,513
    40,000        Massachusetts State Water Research Authority, Series A
                  5.75%, 12/01/21...........................................................................            39,700
    50,000        Massachusetts State Water Research Authority, Series B
                  6.00%, 11/01/06...........................................................................            53,000
    50,000        Massachusetts State Water Research Authority, Series B
                  6.25%, 11/01/10...........................................................................            52,250
   100,000        Massachusetts State Water Research Authority, Series B
                  5.50%, 11/01/15...........................................................................            97,250
   200,000        Massachusetts State Water Research Authority, Series C
                  5.00%, 12/01/03...........................................................................           202,750
   220,000        Nantucket Islands Land Bank, GO and Revenue, Series E
                  7.25%, 07/01/19...........................................................................           242,275
    65,000        Norfolk, GO
                  5.60%, 01/15/05
                  Insured: AMBAC............................................................................            67,194
    50,000        North Adams, GO
                  5.40%, 03/01/07
                  Insured: AMBAC............................................................................            50,688
    50,000        North Adams, GO
                  5.50%, 03/01/08
                  Insured: AMBAC............................................................................            50,938
   150,000        North Middlesex Regional School District Lot B, GO
                  4.50%, 08/15/02
                  Insured: AMBAC............................................................................           147,000
   175,000        Northampton, GO
                  5.30%, 03/01/09
                  Insured: AMBAC............................................................................           172,813
   200,000        Northampton, GO
                  5.30%, 09/01/10
                  Insured: AMBAC............................................................................           196,250
   150,000        Pittsfield, GO
                  5.40%, 07/15/13
                  Insured: MBIA.............................................................................           148,313
    25,000        Plainville, GO
                  7.00%, 09/01/03...........................................................................            27,313
    20,000        Plymouth-Carver Regional School District, GO
                  6.05%, 10/01/02
                  Insured: AMBAC............................................................................            21,350
    25,000        Plymouth-Carver Regional School District, GO
                  6.15%, 10/01/03
                  Insured: AMBAC............................................................................            26,969

                      See Notes to Financial Statements.

--------------------

                        MASSACHUSETTS MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       ------------
                  MASSACHUSETTS (CONTINUED)
$   25,000        Quaboag Regional School District, GO
                  5.10%, 06/15/06
                  Insured: MBIA.............................................................................      $     24,906
    25,000        Quaboag Regional School District, GO
                  5.40%, 06/15/09
                  Insured: MBIA.............................................................................            24,938
   100,000        Quaboag Regional School District, GO
                  5.50%, 06/15/10
                  Insured: MBIA.............................................................................           100,125
   250,000        Salem, GO
                  4.50%, 07/15/03
                  Insured: MBIA.............................................................................           243,125
   100,000        Salem, GO
                  5.90%, 07/15/07
                  Insured: AMBAC............................................................................           104,500
   200,000        Sandwich, GO
                  5.40%, 11/01/07
                  Insured: AMBAC............................................................................           204,500
    75,000        Sandwich Water District, GO and Revenue
                  5.40%, 05/15/07...........................................................................            76,688
    25,000        Sandwich Water District, GO and Revenue
                  5.50%, 05/15/08...........................................................................            25,563
    40,000        Sandwich Water District, GO and Revenue
                  5.50%, 05/15/10...........................................................................            39,600
    25,000        Sandwich Water District, GO and Revenue
                  5.60%, 05/15/12...........................................................................            24,906
   125,000        Sandwich Water District, GO and Revenue
                  5.60%, 05/15/13...........................................................................           123,906
   115,000        South Essex Sewer District, GO
                  5.30%, 11/01/01
                  Insured: AMBAC............................................................................           118,019
   245,000        South Shore Regional School District, GO
                  5.10%, 02/01/12
                  Insured: AMBAC............................................................................           233,363
   240,000        South Shore Regional School District, GO
                  5.10%, 02/01/13
                  Insured: AMBAC............................................................................           225,600
   110,000        Southbridge, GO
                  5.80%, 01/01/03
                  Insured: AMBAC............................................................................           114,950
   200,000        Southern Berkshire Regional School District
                  5.38%, 04/15/10
                  Insured: MBIA.............................................................................           198,000

                      See Notes to Financial Statements.

--------------------

                        MASSACHUSETTS MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       ------------
                  MASSACHUSETTS (CONTINUED)
$   25,000        Spencer-East Brookfield Regional School District
                  5.20%, 04/15/09
                  Insured: MBIA.............................................................................      $     24,469
   400,000        Taunton, GO
                  8.00%, 02/01/01...........................................................................           457,500
   250,000        University of Lowell Building Authority, Fifth Series A
                  6.75%, 11/01/03
                  Insured: AMBAC............................................................................           285,938
    50,000        Westfield, GO
                  6.70%, 12/15/00
                  Insured: AMBAC............................................................................            54,625
   100,000        Woods Hole, Martha's Vineyard and Nantucket
                  Steamship Bonds, Series B
                  6.00%, 03/01/02...........................................................................           108,250
    50,000        Yarmouth, GO
                  5.10%, 03/01/08...........................................................................            50,000
                                                                                                                  ------------
TOTAL INVESTMENTS - 96.69%..................................................................................        22,934,544
(Cost $22,754,145)                                                                                                ------------

NET OTHER ASSETS AND LIABILITIES - 3.31%....................................................................           785,903
                                                                                                                  ------------
NET ASSETS - 100.00%........................................................................................      $ 23,720,447
                                                                                                                  ============

--------------------------------------------------------------------------------

AMBAC        American Municipal Bond Assurance Corp.
CGIC         Capital Guarantee Insurance Corp.
Connie Lee   College Construction Loan Association
FGIC         Financial Guarantee Insurance Corp.
FSA          Financial Security Assurance
GO           General Obligation
HEFA         Health and Educational Facilities Authority
IFA          Industrial Finance Agency
MBIA         Municipal Bond Insurance Association
MWRA         Massachusetts Water Resource Authority
SP OB        Special Obligation

                      See Notes to Financial Statements.

--------------------

                        RHODE ISLAND MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       ------------
MUNICIPAL SECURITIES - 96.15%
                  RHODE ISLAND - 91.56%
$   200,000       Burrillville, GO
                  5.85%, 05/01/14
                  Insured: FGIC.............................................................................      $    204,747
    150,000       Burrillville, GO
                  5.75%, 10/15/17
                  Insured: MBIA.............................................................................           150,563
    460,000       Convention Center Authority, Series A
                  6.70%, 05/15/20
                  Insured: MBIA.............................................................................           515,200
    270,000       Convention Center Authority, Series A
                  6.38%, 05/15/23
                  Insured: MBIA.............................................................................           298,013
    100,000       Cumberland, GO
                  5.70%, 09/01/08
                  Insured: MBIA.............................................................................           104,875
    350,000       Lincoln, GO
                  5.50%, 08/15/10
                  Insured: MBIA.............................................................................           356,125
    400,000       Pawtucket, GO
                  5.75%, 04/15/11
                  Insured: FGIC.............................................................................           408,500
    225,000       Providence, GO
                  6.75%, 01/15/10
                  Insured: MBIA.............................................................................           244,125
    350,000       Rhode Island Clean Water Protection Finance Agency,
                  PCR, Revolving Fund, Pooled Loan Issue, Series A
                  5.40%, 10/01/15
                  Insured: MBIA.............................................................................           335,125
    150,000       Rhode Island Clean Water Protection Finance Agency Revenue
                  Safe Drinking Water, Providence, Series A
                  6.20%, 01/01/06
                  Insured: AMBAC............................................................................           163,688
    100,000       Rhode Island Clean Water Protection Finance Agency Revenue
                  Safe Drinking Water, Providence, Series A
                  6.70%, 01/01/15
                  Insured: AMBAC............................................................................           108,375
    300,000       Rhode Island Housing and Mortgage Finance Corp. Revenue
                  Homeownership Opportunity, Series 17-A
                  6.25%, 04/01/17...........................................................................           303,750
    425,000       Rhode Island Housing and Mortgage Finance Corp. Revenue
                  Multifamily Housing, Series A
                  6.15%, 07/01/17
                  Insured: AMBAC............................................................................           429,250

                      See Notes to Financial Statements.

--------------------

                        RHODE ISLAND MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       ------------
                  RHODE ISLAND (CONTINUED)
$   250,000       Rhode Island Housing and Mortgage Finance Corp. Revenue,
                  Rental Housing Program, Series A
                  5.65%, 10/01/07...........................................................................      $    249,063
    100,000       Rhode Island State, GO
                  6.60%, 06/15/06...........................................................................           103,826
    200,000       Rhode Island State, GO, Series A
                  6.10%, 06/15/03
                  Insured: FGIC.............................................................................           219,000
    300,000       Rhode Island State, GO, Series A
                  6.25%, 06/15/07
                  Insured: FGIC.............................................................................           323,625
    360,000       Rhode Island State
                  Consolidated Capital Development Loan, GO, Series A
                  5.50%, 08/01/10...........................................................................           361,350
    225,000       Rhode Island State
                  Consolidated Capital Development Loan, GO, Series A
                  5.70%, 08/01/14
                  Insured: FGIC.............................................................................           226,969
    100,000       Rhode Island State
                  Consolidated Capital Development Loan, GO, Series B
                  6.00%, 05/15/98...........................................................................           104,375
    400,000       Rhode Island State Health and Educational Building Corp. Revenue
                  Higher Education Facility, Auxiliary, Series A
                  5.50%, 09/15/13
                  Insured: MBIA.............................................................................           391,000
    105,000       Rhode Island State Health and Educational Building Corp. Revenue
                  Higher Education Facility, Brown University
                  6.75%, 09/01/16...........................................................................           111,169
    500,000       Rhode Island State Health and Educational Building Corp. Revenue
                  Higher Education Facility, Brown University
                  6.00%, 09/01/20...........................................................................           513,750
    275,000       Rhode Island State Health and Educational Building Corp.
                  Higher Education Facility, Bryant College, SP OB
                  6.50%, 06/01/05
                  Insured: MBIA.............................................................................           302,156
    100,000       Rhode Island State Health and Educational Building Corp. Revenue
                  Higher Education, Johnson and Wales University
                  5.88%, 04/01/05
                  Insured: Connie Lee.......................................................................           106,250
    275,000       Rhode Island State Health and Educational Building Corp. Revenue
                  Higher Education Facility, New England Institute
                  6.00%, 03/01/15
                  Insured: Connie Lee.......................................................................           276,031
    300,000       Rhode Island State Health and Educational Building Corp. Revenue
                  Higher Education Facility, Providence College
                  5.60%, 11/01/09
                  Insured: MBIA.............................................................................           304,875

                      See Notes to Financial Statements.

--------------------

                        RHODE ISLAND MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       ------------
                  RHODE ISLAND (CONTINUED)
$   100,000       Rhode Island State Health and Educational Building Corp. Revenue
                  Higher Education Facility, Roger Williams
                  7.25%, 11/15/24
                  Insured: Connie Lee.......................................................................      $    109,875
    150,000       Rhode Island State Health and Educational Building Corp. Revenue
                  Higher Education Facility, Roger Williams
                  6.50%, 11/15/24
                  Insured: Connie Lee.......................................................................           155,625
    260,000       Rhode Island State Health and Educational Building Corp. Revenue
                  Higher Education Facility, Salve Regina
                  6.25%, 03/15/13
                  Insured: Connie Lee.......................................................................           267,475
     50,000       Rhode Island State Health and Educational Building Corp. Revenue
                  Higher Education Facility, Salve Regina
                  6.30%, 03/15/20
                  Insured: Connie Lee.......................................................................            51,063
    500,000       Rhode Island State Health and Educational Building Corp. Revenue
                  Miriam Hospital Issue, Series B
                  6.60%, 04/01/19...........................................................................           512,500
    300,000       Rhode Island State Health and Education Building Corp. Revenue
                  Saint Antoine
                  6.75%, 11/15/18
                  LOC: Allied Irish Banks NY................................................................           308,625
    500,000       Rhode Island State Industrial Facilities Corp. Revenue
                  Marine Terminal, Mobil Oil Refining
                  6.00%, 11/01/14...........................................................................           505,625
    185,000       Rhode Island State Public Buildings Authority Revenue
                  State Projects, Series A
                  6.70%, 02/01/03
                  Insured: AMBAC............................................................................           206,275
    100,000       Warwick, GO
                  7.00%, 11/15/02
                  Insured: FGIC.............................................................................           111,000
    215,000       West Warwick, GO
                  6.88%, 03/01/07
                  Insured: MBIA.............................................................................           243,488
    100,000       Westerly, GO
                  5.60%, 09/15/06
                  Insured: AMBAC............................................................................           102,500
    140,000       Westerly, GO
                  6.00%, 09/15/14
                  Insured: AMBAC............................................................................           144,200
                                                                                                                  ------------
                                                                                                                     9,934,026
                                                                                                                  ------------

                      See Notes to Financial Statements.

--------------------

                        RHODE ISLAND MUNICIPAL BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                                     VALUE
  PAR VALUE                                                                                                         (NOTE 2)
  ---------                                                                                                       ------------
                  OTHER TERRITORIES - 4.59%
$   400,000       Puerto Rico Public Buildings Authority
                  Government Facilities, Series A
                  5.50%, 07/01/21...........................................................................      $    390,500
    100,000       Puerto Rico Public Buildings Authority
                  Public Education and Health Facilities, Series H
                  7.40%, 07/01/99
                  Insured: FGIC.............................................................................           107,500
                                                                                                                  ------------
                                                                                                                       498,000
                                                                                                                  ------------
TOTAL INVESTMENTS - 96.15%..................................................................................        10,432,026
(Cost $10,164,419)                                                                                                ------------

NET OTHER ASSETS AND LIABILITIES - 3.85%....................................................................           417,818
                                                                                                                  ------------
NET ASSETS - 100.00%........................................................................................      $ 10,849,844
                                                                                                                  ============

--------------------------------------------------------------------------------

AMBAC         American Municipal Bond Assurance Corp.
Connie Lee    College Construction Loan Association
FGIC          Financial Guarantee Insurance Corp.
GO            General Obligation
LOC           Letter of Credit
MBIA          Municipal Bond Insurance Association
PCR           Pollution Control Revenue
SP OB         Special Obligation

                      See Notes to Financial Statements.

--------------------


                        STATEMENTS OF ASSETS AND LIABILITIES
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                      NEW YORK      CONNECTICUT     MASSACHUSETTS   RHODE ISLAND
                                                      TAX-EXEMPT      MUNICIPAL      MUNICIPAL       MUNICIPAL      MUNICIPAL
                                                       BOND FUND      BOND FUND      BOND FUND       BOND FUND      BOND FUND
                                                     ------------    -----------    -----------     -------------   ------------
ASSETS:
  Investments (Note 2):
    Investments at cost............................  $ 114,956,471   $ 62,555,778   $ 20,932,491    $ 22,754,145    $ 10,164,419
    Net unrealized appreciation (depreciation).....      3,023,924      1,745,674        123,353         180,399         267,607
                                                     -------------   ------------   ------------    ------------    ------------
    Total investments at value.....................    117,980,395     64,301,452     21,055,844      22,934,544      10,432,026
  Cash.............................................      3,856,951        695,461        676,006         431,413         207,783
  Receivable for investments sold..................             --             --        205,698              --              --
  Receivable for shares sold.......................        187,260         73,004          2,581          74,302          59,250
  Interest and dividend receivables................      2,022,861      1,066,963        286,612         383,125         177,356
  Receivable from investment adviser (Note 4)......         10,970          7,953            159             429          31,433
  Deferred organizational expense (Note 2).........          3,394          4,678          4,932           4,888          13,699
                                                     -------------   ------------   ------------    ------------    ------------
    Total Assets...................................    124,061,831     66,149,511     22,231,832      23,828,701      10,921,547
                                                     -------------   ------------   ------------    ------------    ------------
LIABILITIES:
  Dividends payable................................        395,675        122,924         34,856          51,520          24,957
  Payable for shares repurchased...................        175,885         16,424            123           7,949          10,000
  Advisory fee payable (Note 3)....................         57,088         30,309          2,742           3,096           3,508
  Payable to Fleet and affiliates (Note 3).........          9,500         11,469          5,000           4,220              --
  Payable to FDISG (Note 3)........................         30,660          6,626          7,268           7,887           4,274
  Trustees' fees and expenses payable (Note 3).....          3,186          2,914          1,780           2,698           3,064
  Accrued expenses and other payables..............         41,037         12,132         31,594          30,884          25,900
                                                     -------------   ------------   ------------    ------------    ------------
    Total Liabilities..............................        713,031        202,798         83,363         108,254          71,703
                                                     -------------   ------------   ------------    ------------    ------------
NET ASSETS.........................................  $ 123,348,800   $ 65,946,713   $ 22,148,469    $ 23,720,447    $ 10,849,844
                                                     =============   ============   ============    ============    ============
NET ASSETS CONSIST OF:
  Par value (Note 5)...............................  $      11,443   $      6,118   $      2,187    $      2,377    $      1,017
  Paid-in capital in excess of par value...........    120,415,311     66,076,347     22,748,338      24,255,105      10,521,964
  Undistributed (overdistributed)
    net investment income..........................            (19)            --             --              --           1,300
  Accumulated net realized gain (loss) on
    investments sold...............................       (101,859)    (1,881,426)      (725,409)       (717,434)         57,956
  Net unrealized appreciation (depreciation)
    of investments.................................      3,023,924      1,745,674        123,353         180,399         267,607
                                                     -------------   ------------   ------------    ------------    ------------
TOTAL NET ASSETS...................................  $ 123,348,800   $ 65,946,713   $ 22,148,469    $ 23,720,447    $ 10,849,844
                                                     =============   ============   ============    ============    ============
Retail Shares:
  Net Assets.......................................  $  31,608,518   $ 42,870,155   $ 18,065,593    $ 16,112,977    $ 10,849,844
  Shares Outstanding...............................      2,932,336      3,977,437      1,783,739       1,614,697       1,016,780
  NET ASSET VALUE, offering and redemption
    price per share................................  $       10.78   $      10.78   $      10.13    $       9.98    $      10.67
                                                     =============   ============   ============    ============    ============
Trust Shares:
  Net Assets.......................................  $  91,740,282   $ 23,076,558   $  4,082,876    $  7,607,470    $         --
  Shares Outstanding...............................      8,510,984      2,140,906        403,126         762,400              --
  NET ASSET VALUE, offering and redemption
    price per share................................  $       10.78   $      10.78   $      10.13    $       9.98    $         --
                                                     =============   ============   ============    ============    ============

                      See Notes to Financial Statements.

--------------------


                        STATEMENTS OF OPERATIONS
  THE GALAXY FUND       FOR THE YEAR ENDED OCTOBER 31, 1995
--------------------

                                                                       NEW YORK      CONNECTICUT    MASSACHUSETTS   RHODE ISLAND
                                                      TAX-EXEMPT       MUNICIPAL      MUNICIPAL       MUNICIPAL      MUNICIPAL
                                                       BOND FUND       BOND FUND      BOND FUND       BOND FUND      BOND FUND
                                                     -------------    -----------    -----------    -------------   ------------
INVESTMENT INCOME:
  Interest (Note 2)...............................   $  7,041,130     $ 3,578,740    $ 1,086,971     $ 1,126,476     $  310,510
  Dividends (Note 2)..............................          8,819           3,311          1,020           3,484             --
                                                     ------------     -----------    -----------     -----------     ----------
    Total investment income.......................      7,049,949       3,582,051      1,087,991       1,129,960        310,510
                                                     ------------     -----------    -----------     -----------     ----------
EXPENSES:
  Investment advisory fee (Note 3)................        895,998         475,437        156,670         161,226         41,854
  Administration fee (Note 3).....................        104,560          55,482         18,409          18,853          4,830
  Custodian fee...................................         13,279          10,136          5,014           5,498          7,646
  Fund Accounting fee (Note 3)....................         66,927          58,911         45,446          52,880         27,048
  Legal fee (Note 3)..............................          7,280           5,402            922           1,695            272
  Audit fee.......................................         11,943          11,943         11,943          11,943         11,920
  Transfer agent fee (Note 3).....................         37,234          36,886         16,584          16,076          4,682
  Shareholder Service fee (Note 3)................         47,093          60,513         25,383          22,206             --
  Trustees' fees and expenses (Note 3)............          6,016           5,744          4,611           5,529          7,089
  Amortization of organization costs (Note 2).....          4,494           5,399          2,000           2,000          3,414
  Reports to shareholders.........................         25,845          19,597          4,162          14,450          2,900
  Registration fees...............................             --          25,482          6,126           6,737          4,169
  Insurance.......................................          5,264           2,073            286             297             97
  Miscellaneous...................................         17,264           1,818          1,800           1,790         10,488
                                                     ------------     -----------    -----------     -----------     ----------
    Total Expenses before
      reimbursement/waiver........................      1,243,197         774,823        299,356         321,180        126,409
    Less: Reimbursement/waiver (Note 4)...........       (327,327)       (234,494)      (166,391)       (182,922)      (103,670)
                                                     ------------     -----------    -----------     -----------     ----------
    Total Expenses net of
      reimbursement/waiver........................        915,870         540,329        132,965         138,258         22,739
                                                     ------------     -----------    -----------     -----------     ----------
NET INVESTMENT INCOME.............................      6,134,079       3,041,722        955,026         991,702        287,771
                                                     ------------     -----------    -----------     -----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 2):
  Net realized gain (loss) on
    investments sold..............................       (100,337)       (676,456)      (685,391)       (487,619)        59,256
  Net change in unrealized appreciation
    (depreciation) of investments.................      8,951,806       5,939,391      2,577,697       2,378,642        267,607
                                                     ------------     -----------    -----------     -----------     ----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS......................      8,851,469       5,262,935      1,892,306       1,891,023        326,863
                                                     ------------     -----------    -----------     -----------     ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS................   $ 14,985,548     $ 8,304,657    $ 2,847,332     $ 2,882,725     $  614,634
                                                     ============     ===========    ===========     ===========     ==========

------------------------------------

(1) The Fund commenced operations on December 20, 1994

                      See Notes to Financial Statements.

--------------------



  THE GALAXY FUND       STATEMENTS OF CHANGES IN NET ASSETS
--------------------

                                                                       TAX-EXEMPT BOND FUND           NEW YORK MUNICIPAL BOND FUND
                                                                  -------------------------------    -----------------------------
                                                                      YEARS ENDED OCTOBER 31,            YEARS ENDED OCTOBER 31,
                                                                  -------------------------------    -----------------------------
                                                                      1995               1994            1995             1994
                                                                  -------------     -------------    ------------     ------------
NET ASSETS AT BEGINNING OF PERIOD............................     $ 127,557,885     $ 144,048,077    $ 66,660,390     $ 70,241,596
                                                                  -------------     -------------    ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
  Net investment income......................................         6,134,079         6,923,711       3,041,722        3,332,299
  Net realized gain (loss) on investments sold...............          (100,337)             (358)       (676,456)      (1,195,340)
  Net change in unrealized appreciation
    (depreciation) of investments............................         8,951,806       (13,704,825)      5,939,391       (6,939,929)
                                                                  -------------     -------------    ------------     ------------
  Net increase (decrease) in net assets resulting
    from operations..........................................        14,985,548        (6,781,472)      8,304,657       (4,802,970)
                                                                  -------------     -------------    ------------     ------------
DIVIDENDS TO SHAREHOLDERS FROM (NOTE 5):
  Net investment income......................................        (6,134,060)       (6,923,711)     (3,041,722)      (3,332,299)
  Dividends in excess of net investment income...............               (19)           (1,783)             --               --
  Net realized gain on investments...........................                --                --              --               --
  Dividends in excess of net realized gain on investments....                --        (1,174,223)             --               --
                                                                  -------------     -------------    ------------     ------------
    Total Dividends..........................................        (6,134,079)       (8,099,717)     (3,041,722)      (3,332,299)
                                                                  -------------     -------------    ------------     ------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS (NOTE 5).....       (13,060,554)       (1,609,003)     (5,976,612)       4,554,063
                                                                  -------------     -------------    ------------     ------------
  Net increase (decrease) in net assets......................        (4,209,085)      (16,490,192)       (713,677)      (3,581,206)
                                                                  -------------     -------------    ------------     ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)...............     $ 123,348,800     $ 127,557,885    $ 65,946,713     $ 66,660,390
                                                                  =============     =============    ============     ============
(A) Accumulated undistributed (overdistributed)
    net investment income....................................     $         (19)    $         (19)   $         --     $         --
                                                                  =============     =============    ============     ============

-----------------------------------------------------


                      See Notes to Financial Statements.

                                                        CONNECTICUT MUNICIPAL      MASSACHUSETTS MUNICIPAL        RHODE ISLAND
                                                              BOND FUND                   BOND FUND                 MUNICIPAL
                                                     ---------------------------  ---------------------------       BOND FUND
                                                       YEARS ENDED OCTOBER 31,      YEARS ENDED OCTOBER 31,   ---------------------
                                                     ---------------------------  ---------------------------    PERIOD ENDED
                                                         1995           1994          1995           1994     OCTOBER 31, 1995/(1)/
                                                     ------------   ------------  ------------   ------------ ---------------------
NET ASSETS AT BEGINNING OF PERIOD................... $ 22,647,317   $ 18,771,142  $ 21,583,932   $ 20,121,070   $         --
                                                     ------------   ------------  ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
  Net investment income.............................      955,026      1,110,575       991,702      1,117,161        287,771
  Net realized gain (loss) on investments sold......     (685,391)       (36,223)     (487,619)      (229,478)        59,256
  Net change in unrealized appreciation
    (depreciation) of investments...................    2,577,697     (2,738,558)    2,378,642     (2,507,950)       267,607
                                                     ------------   ------------  ------------   ------------   ------------
  Net increase (decrease) in net assets resulting
    from operations.................................    2,847,332     (1,664,206)    2,882,725     (1,620,267)       614,634
                                                     ------------   ------------  ------------   ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM (NOTE 5):
  Net investment income.............................     (955,026)    (1,110,575)     (991,702)    (1,117,161)      (287,771)
  Dividends in excess of net investment income......           --             --            --             --             --
  Net realized gain on investments..................           --             --            --             --             --
  Dividends in excess of net realized gain on
    investments.....................................           --             --            --             --             --
                                                     ------------   ------------  ------------   ------------   ------------
    Total Dividends.................................     (955,026)    (1,110,575)     (991,702)    (1,117,161)      (287,771)
                                                     ------------   ------------  ------------   ------------   ------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS
  (NOTE 5)..........................................   (2,391,154)     6,650,956       245,492      4,200,290     10,522,981
                                                     ------------   ------------  ------------   ------------   ------------
  Net increase (decrease) in net assets.............     (498,848)     3,876,175     2,136,515      1,462,862     10,849,844
                                                     ------------   ------------  ------------   ------------   ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)...... $ 22,148,469   $ 22,647,317  $ 23,720,447   $ 21,583,932   $ 10,849,844
                                                     ============   ============  ============   ============   ============
(A) Accumulated undistributed (overdistributed)
    net investment income........................... $         --   $         --  $         --   $         --   $      1,300
                                                     ============   ============  ============   ============   ============

------------------------------------

(1) The Fund commenced operations on December 20, 1994.

--------------------
                        TAX-EXEMPT BOND FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A RETAIL AND TRUST SHARE OUTSTANDING
  THE GALAXY FUND       THROUGHOUT EACH PERIOD.
--------------------

Retail Shares

                                                                                         YEARS ENDED OCTOBER 31,
                                                                        ----------------------------------------------------------
                                                                          1995          1994           1993/(2)/      1992/(1)(2)/
                                                                        -------       --------        ----------      ------------
Net Asset Value, Beginning of period..............................      $  9.99       $  11.12        $   10.11       $  10.00
                                                                        -------       --------        ---------       --------
Income from Investment Operations:
  Net investment income (A).......................................         0.52           0.53             0.54           0.34
  Net realized and unrealized gain (loss) on investments..........         0.79          (1.04)            1.01           0.11
                                                                        -------       --------        ---------       --------
    Total from Investment Operations:.............................         1.31          (0.51)            1.55           0.45
                                                                        -------       --------        ---------       --------
Less Dividends:
  Dividends from net investment income............................        (0.52)         (0.53)           (0.54)         (0.34)
  Dividends from net realized capital gains.......................           --             --               --             --
  Dividends in excess of net realized capital gains...............           --          (0.09)              --             --
                                                                        -------       --------        ---------       --------
    Total Dividends:..............................................        (0.52)         (0.62)           (0.54)         (0.34)
                                                                        -------       --------        ---------       --------
Net increase (decrease) in net asset value........................         0.79          (1.13)            1.01           0.11
                                                                        -------       --------        ---------       --------
Net Asset Value, End of period....................................     $  10.78       $   9.99        $   11.12       $  10.11
                                                                       ========       ========        =========       ========

Total Return......................................................        13.40%         (4.75)%          15.63%          4.55%**

Ratios/Supplemental Data:
Net Assets, End of period (000's).................................     $ 31,609       $ 35,911        $ 144,048       $ 15,891
Ratios to average net assets:
   Net investment income including reimbursement/waiver...........         4.99%          5.01%            5.00%          5.03%*
   Operating expenses including reimbursement/waiver..............         0.91%          0.80%            0.64%          0.42%*
   Operating expenses excluding reimbursement/waiver..............         1.24%          1.03%            1.08%          2.15%*
Portfolio Turnover Rate...........................................           11%            17%              38%            11%**

------------------------------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. (see Note 5)
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                               YEARS ENDED OCTOBER 31,
                               -------------------------------------------------------
                                1995           1994           1993/(2)/      1992/(2)/
                               ------         ------          ---------      ---------
     Retail Shares             $ 0.48         $ 0.50          $ 0.49         $ 0.23
     Trust Shares                0.51           0.50            0.49           0.23

                      See Notes to Financial Statements.

TRUST SHARES

                                                                                         YEARS ENDED OCTOBER 31,
                                                                        ----------------------------------------------------------
                                                                          1995          1994           1993/(2)/      1992/(1)(2)/
                                                                        -------       --------        ----------      ------------
Net Asset Value, Beginning of period..............................      $   9.99      $  11.12        $   10.11       $  10.00
                                                                        --------      --------        ---------       --------
Income from Investment Operations:
  Net investment income (A).......................................          0.54          0.53             0.54           0.34
  Net realized and unrealized gain (loss) on investments..........          0.79         (1.04)            1.01           0.11
                                                                        --------      --------        ---------       --------
    Total from Investment Operations:.............................          1.33         (0.51)            1.55           0.45
                                                                        --------      --------        ---------       --------
Less Dividends:
  Dividends from net investment income............................         (0.54)        (0.53)           (0.54)         (0.34)
  Dividends from net realized capital gains.......................            --            --               --             --
  Dividends in excess of net realized capital gains...............            --         (0.09)              --             --
                                                                        --------      --------        ---------       --------
    Total Dividends:..............................................         (0.54)        (0.62)           (0.54)         (0.34)
                                                                        --------      --------        ---------       --------
Net increase (decrease) in net asset value........................          0.79         (1.13)            1.01           0.11
                                                                        --------      --------        ---------       --------
Net Asset Value, End of period....................................      $  10.78      $   9.99        $   11.12       $  10.11
                                                                        ========      ========        =========       ========

Total Return......................................................         13.62%        (4.75)%          15.63%          4.55%**

Ratios/Supplemental Data:
Net Assets, End of period (000's).................................      $ 91,740      $ 91,647        $ 144,048       $ 15,891
Ratios to average net assets:
   Net investment income including reimbursement/waiver...........          5.18%         5.01%            5.00%          5.03%*
   Operating expenses including reimbursement/waiver..............          0.72%         0.78%            0.64%          0.42%*
   Operating expenses excluding reimbursement/waiver..............          0.97%         1.00%            1.08%          2.15%*
Portfolio Turnover Rate...........................................            11%           17%              38%            11%**

------------------------------------

--------------------
                        NEW YORK MUNICIPAL BOND FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A RETAIL AND TRUST SHARE OUTSTANDING
  THE GALAXY FUND       THROUGHOUT EACH PERIOD.
--------------------

RETAIL SHARES

                                                                                   YEARS ENDED OCTOBER 31,
                                                                    -------------------------------------------------------
                                                                       1995         1994         1993/(2)/     1992/(1)(2)/
                                                                    --------      --------       ---------     ------------
Net Asset Value, Beginning of period...........................     $   9.89      $  11.04       $  10.00       $  10.00
                                                                    --------      --------       --------       --------
Income from Investment Operations:
  Net investment income (A)....................................         0.49          0.49           0.50           0.38
  Net realized and unrealized gain (loss) on investments.......         0.89         (1.15)          1.04             --
                                                                    --------      --------       --------       --------
    Total from Investment Operations:..........................         1.38         (0.66)          1.54           0.38
                                                                    --------      --------       --------       --------
Less Dividends:
  Dividends from net investment income.........................        (0.49)        (0.49)         (0.50)         (0.38)
  Dividends from net realized capital gains....................           --            --             --             --
                                                                    --------      --------       --------       --------
    Total Dividends:...........................................        (0.49)        (0.49)         (0.50)         (0.38)
                                                                    --------      --------       --------       --------
Net increase (decrease) in net asset value.....................         0.89         (1.15)          1.04             --
                                                                    --------      --------       --------       --------
Net Asset Value, End of period.................................     $  10.78      $   9.89       $  11.04       $  10.00
                                                                    ========      ========       ========       ========

Total Return...................................................        14.03%        (6.14)%        15.66%          3.83%**

Ratios/Supplemental Data:
Net Assets, End of period (000's)..............................     $ 42,870      $ 42,451       $ 70,242       $ 20,144
Ratios to average net assets:
  Net investment income including reimbursement/waiver.........         4.73%         4.64%          4.54%          5.22%*
  Operating expenses including reimbursement/waiver............         0.92%         0.87%          0.87%          0.65%*
  Operating expenses excluding reimbursement/waiver............         1.31%         1.10%          1.19%          1.70%*
Portfolio Turnover Rate........................................            5%           18%             3%            19%**

--------------------------------------------------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on December 31, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. (see Note 5)
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                         YEARS ENDED OCTOBER 31,
                                             -----------------------------------------------
                                              1995         1994       1993/(2)/    1992/(2)/
                                             ------       ------      ---------    ---------
     Retail Shares                           $ 0.44       $ 0.46       $ 0.47       $ 0.30
     Trust Shares                              0.48         0.47         0.47         0.30

                      See Notes to Financial Statements.

TRUST SHARES

                          YEARS ENDED OCTOBER 31,
           -------------------------------------------------------
              1995         1994         1993/(2)/     1992/(1)(2)/
           --------      --------       ---------     ------------
           $   9.89      $  11.04       $  10.00         $  10.00
           --------      --------       --------         --------

               0.51          0.49           0.50             0.38
               0.89         (1.15)          1.04               --
           --------      --------       --------         --------
               1.40         (0.66)          1.54             0.38
           --------      --------       --------         --------

              (0.51)        (0.49)         (0.50)           (0.38)
                 --            --             --               --
           --------      --------       --------         --------
              (0.51)        (0.49)         (0.50)           (0.38)
           --------      --------       --------         --------
               0.89         (1.15)          1.04               --
           --------      --------       --------         --------
           $  10.78      $   9.89       $  11.04         $  10.00
           ========      ========       ========         ========

              14.23%        (6.14)%        15.66%            3.83%**


           $ 23,077      $ 24,209       $ 70,242         $ 20,144

               4.91%         4.64%          4.54%            5.22%*
               0.74%         0.87%          0.87%            0.65%*
               1.07%         1.08%          1.19%            1.70%*
                  5%           18%             3%              19%**

--------------------
                        CONNECTICUT MUNICIPAL BOND FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A RETAIL AND TRUST SHARE OUTSTANDING
  THE GALAXY FUND       THROUGHOUT EACH PERIOD.
--------------------

RETAIL SHARES

                                                                                      YEARS ENDED OCTOBER 31,
                                                                           --------------------------------------------
                                                                             1995             1994         1993/(1)(2)/
                                                                           --------         --------       ------------
Net Asset Value, Beginning of period................................       $   9.22         $  10.32          $  10.00
                                                                           --------         --------          --------
Income from Investment Operations:
  Net investment income (A).........................................           0.44             0.46              0.25
  Net realized and unrealized gain (loss) on investments............           0.91            (1.10)             0.32
                                                                           --------         --------          --------
    Total from Investment Operations:...............................           1.35            (0.64)             0.57
                                                                           --------         --------          --------
Less Dividends:
  Dividends from net investment income..............................          (0.44)           (0.46)            (0.25)
  Dividends from net realized capital gains.........................             --               --                --
                                                                           --------         --------          --------
    Total Dividends:................................................          (0.44)           (0.46)            (0.25)
                                                                           --------         --------          --------
Net increase (decrease) in net asset value..........................           0.91            (1.10)             0.32
                                                                           --------         --------          --------
Net Asset Value, End of period......................................       $  10.13         $   9.22          $  10.32
                                                                           ========         ========          ========

Total Return........................................................          14.94%           (6.39)%            5.80%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...................................       $ 18,066         $ 18,229          $ 18,771
Ratios to average net assets:
  Net investment income including reimbursement/waiver..............           4.53%            4.66%             4.30%*
  Operating expenses including reimbursement/waiver.................           0.68%            0.25%             0.00%*
  Operating expenses excluding reimbursement/waiver.................           1.48%            1.42%             1.73%*
Portfolio Turnover Rate.............................................              7%               4%                7%**

----------------------------------------------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on March 16, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. (see Note 5)
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                  YEARS ENDED OCTOBER 31,
                                         ---------------------------------------
                                          1995            1994         1993/(2)/
                                         ------          ------        ---------
     Retail Shares                       $ 0.37          $ 0.34         $ 0.15
     Trust Shares                          0.38            0.35           0.15

                      See Notes to Financial Statements.

Trust Shares

               YEARS ENDED OCTOBER 31,
    --------------------------------------------
      1995             1994         1993/(1)(2)/
    --------         --------       ------------
    $  9.22          $ 10.32           $  10.00
    -------          -------           --------

       0.46             0.46               0.25
       0.91            (1.10)              0.32
    -------          -------           --------

       1.37            (0.64)              0.57
    -------          -------           --------

      (0.46)           (0.46)             (0.25)
         --               --                 --
    -------          -------           --------
      (0.46)           (0.46)             (0.25)
    -------          -------           --------
       0.91            (1.10)              0.32
    -------          -------           --------
    $ 10.13          $  9.22           $  10.32
    =======          =======           ========

      15.21%           (6.37)%             5.80%**


    $ 4,083          $ 4,419           $ 18,771

       4.76%            4.66%              4.30%*
       0.45%            0.23%              0.00%*
       1.24%            1.41%              1.73%*
          7%               4%                 7%**

--------------------
                        MASSACHUSETTS MUNICIPAL BOND FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A RETAIL AND TRUST SHARE OUTSTANDING
  THE GALAXY FUND       THROUGHOUT EACH PERIOD.
--------------------

RETAIL SHARES

                                                                                        YEARS ENDED OCTOBER 31,
                                                                             --------------------------------------------
                                                                               1995             1994         1993/(1)(2)/
                                                                             --------         --------       ------------
Net Asset Value, Beginning of period..............................           $   9.12         $  10.24         $  10.00
                                                                             --------         --------         --------
Income from Investment Operations:
  Net investment income (A).......................................               0.44             0.47             0.29
  Net realized and unrealized gain (loss) on investments..........               0.86            (1.12)            0.24
                                                                             --------         --------         --------
    Total from Investment Operations:.............................               1.30            (0.65)            0.53
                                                                             --------         --------         --------
Less Dividends:
  Dividends from net investment income............................              (0.44)           (0.47)           (0.29)
  Dividends from net realized capital gains.......................                 --               --               --
                                                                             --------         --------         --------
    Total Dividends:..............................................              (0.44)           (0.47)           (0.29)
                                                                             --------         --------         --------
Net increase (decrease) in net asset value........................               0.86            (1.12)            0.24
                                                                             --------         --------         --------
Net Asset Value, End of period....................................           $   9.98         $   9.12         $  10.24
                                                                             ========         ========         ========

Total Return......................................................              14.52%           (6.46)%           5.42%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).................................           $ 16,113         $ 15,966         $ 20,121
Ratios to average net assets:
Net investment income including reimbursement/waiver..............               4.56%            4.89%            4.87%*
  Operating expenses including reimbursement/waiver...............               0.70%            0.33%            0.05%*
  Operating expenses excluding reimbursement/waiver...............               1.58%            1.43%            1.82%*
Portfolio Turnover Rate...........................................                 19%              11%               0%**

-----------------------------------------------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on March 12, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. (see Note 5)
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                             YEARS ENDED OCTOBER 31,
                                     ----------------------------------------
                                      1995            1994          1993/(2)/
                                     ------          ------         ---------
     Retail Shares                   $ 0.36          $ 0.37           $ 0.18
     Trust Shares                      0.38            0.38             0.18

                      See Notes to Financial Statements.

TRUST SHARES

                 YEARS ENDED OCTOBER 31,
      --------------------------------------------
        1995             1994         1993/(1)(2)/
      --------         --------       ------------
      $  9.12           $ 10.24         $  10.00
      -------           -------         --------

         0.45              0.48             0.29
         0.86             (1.12)            0.24
      -------           -------         --------
         1.31             (0.64)            0.53
      -------           -------         --------

        (0.45)            (0.48)           (0.29)
           --                --               --
      -------           -------         --------
        (0.45)            (0.48)           (0.29)
      -------           -------         --------
         0.86             (1.12)            0.24
      -------           -------         --------
      $  9.98           $  9.12         $  10.24
      =======           =======         ========

        14.72%            (6.46)%           5.42%**


      $ 7,607           $ 5,617         $ 20,121

         4.73%             4.89%            4.87%*
         0.52%             0.33%            0.05%*
         1.31%             1.41%            1.82%*
           19%               11%               0%**

--------------------
                        RHODE ISLAND MUNICIPAL BOND FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A RETAIL SHARE OUTSTANDING
  THE GALAXY FUND       THROUGHOUT THE PERIOD.
--------------------

RETAIL SHARES

                                                                                     PERIOD ENDED
                                                                                  OCTOBER 31, 1995/(1)/
                                                                                  -------------------
Net Asset Value, Beginning of period.....................................              $  10.00
                                                                                       --------
Income from Investment Operations:
  Net investment income (A)..............................................                  0.44
  Net realized and unrealized gain (loss) on investments.................                  0.67
                                                                                       --------
    Total from Investment Operations:....................................                  1.11
                                                                                       --------
Less Dividends:
  Dividends from net investment income...................................                 (0.44)
  Dividends from net realized capital gains..............................                    --
                                                                                       --------
    Total Dividends:.....................................................                 (0.44)
                                                                                       --------
Net increase (decrease) in net asset value...............................                  0.67
                                                                                       --------
Net Asset Value, End of period...........................................              $  10.67
                                                                                       ========

Total Return.............................................................                 11.29%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)........................................              $ 10,850
Ratios to average net assets:
  Net investment income including reimbursement/waiver...................                  5.13%*
  Operating expenses including reimbursement/waiver......................                  0.40%*
  Operating expenses excluding reimbursement/waiver......................                  2.25%*
Portfolio Turnover Rate..................................................                    34%**

-----------------------------------------------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on December 20, 1994.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or administrator for the period ended October 31, 1995 was $0.28.

                      See Notes to Financial Statements.

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS
--------------------

1. ORGANIZATION

   The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty managed investment portfolios. The accompanying financial statements and financial highlights are those of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds (individually, a "Fund", collectively, the "Funds") only.

   Each Fund is authorized to issue two series of shares (Trust Shares and Retail Shares). Trust Shares and Retail Shares are substantially the same, except that, effective as of October 1, 1994, each series bears the following series specific expenses: shareholder servicing fees and transfer agent charges. As of October 31, 1995, the Rhode Island Municipal Bond had issued only Retail Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

   PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on the trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series based upon the relative net assets of each series.

   DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

   Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income tax provision is required.

   EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributed to a Fund are charged

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

   In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

   ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under Federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the Funds commencement of each Fund's operations. In the event that any of the initial shares purchased by the Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

   WHEN-ISSUED SECURITIES: Each Fund may purchase and sell securities, such as municipal obligations, on a "when-issued" basis. Delivery of the security and payment take place after the date of the commitment to purchase and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other municipal obligations. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the when-issued commitment in a separate account.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES AND OTHER FEES

   The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Funds.

   The Trust and First Data Investor Services Group, Inc. ("FDISG"), (formerly known as The Shareholders Services Group, Inc. doing business as 440 Financial), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG (the "Administrator") provides services for a fee that is computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion. In addition, FDISG also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to these fee arrangements, FDISG compensates the Trust's custodian bank for its services. Prior to March 31, 1995, the administration, fund accounting, custody administration and transfer agency services described above were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), for the same annual fees. On that date, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc.

   Prior to March 1, 1994, 440 Financial Group of Worcester, Inc. was entitled to receive administration fees, computed daily and paid monthly, at an annual rate of 0.078% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust plus 0.073% of combined average daily net assets in excess of $2.5 billion.

   Effective October 1, 1994, the Trust implemented a shareholder services plan ("Services Plan") with

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

respect to Retail Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail Shares at an annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail Shares beneficially owned by such customers. No fees were charged under the Services Plan with respect to the Rhode Island Municipal Bond Fund for the period ended October 31, 1995.

   Effective October 1, 1994, the Retail Shares and Trust Shares of the Funds bear series specific transfer agent charges based upon the number of shareholder accounts for each series. For the year ended October 31, 1995, transfer agent charges for each series were as follows:

FUND                                                    RETAIL          TRUST
----                                                    ------          -----
Tax-Exempt Bond...............................          $37,161           $73
New York Municipal Bond.......................           36,824            62
Connecticut Municipal Bond....................           16,522            62
Massachusetts Municipal Bond..................           16,007            69
Rhode Island Municipal Bond...................            4,682            --

   440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, acts as the exclusive distributor of the Trust's shares. Prior to March 31, 1995, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc., and an indirect wholly-owned subsidiary of State Mutual. Prior to March 1, 1994, Allmerica Investments, Inc., a wholly-owned subsidiary of State Mutual, served as the Trust's distributor.

   Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. Effective May 26, 1995, each Trustee is entitled to receive for services as a Trustee of both the Trust and The Galaxy VIP Fund ("VIP") an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings. The Chairman of the Boards of Trustees of the Trust and VIP is entitled to an additional annual fee of $4,000 and the President and Treasurer of the Trust and VIP is entitled to an additional annual fee of $2,500 for their services in these capacities. These fees are allocated among the Funds of the Trust and VIP based on their relative net assets.

   Expenses for the year ended October 31, 1995 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary to the Trust.

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

   The Investment Adviser and Administrator voluntarily agreed to waive a portion of their fees and/or to reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each series. The Investment Adviser and Administrator, at their discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements. For the year ended October 31, 1995, the Investment Adviser and Administrator waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                                                         FEES WAIVED BY
                                                  -----------------------------
                                                  INVESTMENT
FUND                                                ADVISER        ADMINISTRATOR
----                                              ----------      -------------
Tax-Exempt Bond..............................      $238,933         $    --
New York Municipal Bond......................       126,783              --
Connecticut Municipal Bond...................       125,384          39,479
Massachusetts Municipal Bond.................       128,981          39,900
Rhode Island Municipal Bond..................        32,013              --

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

                                                   REIMBURSEMENT BY
FUND                                              INVESTMENT ADVISER
----                                              ------------------
Tax-Exempt Bond..............................          $88,394
New York Municipal Bond......................          107,711
Connecticut Municipal Bond...................            1,528
Massachusetts Municipal Bond.................           14,041
Rhode Island Municipal Bond..................           71,657

5. SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty classes of shares each consisting of two series including: Class M - Series 1 and Class M - Series 2 - Tax-Exempt Bond Fund; Class O - Series 1 and Class O - Series 2 - New York Municipal Bond Fund; Class P - Series 1 and Class P - Series 2 - Connecticut Municipal Bond Fund; Class Q - Series 1 and Class Q - Series 2 - Massachusetts Municipal Bond Fund; and Class R - Series 1 and Class R -
Series 2 - Rhode Island Municipal Bond Fund. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that effective October 1, 1994, Retail Shares bear the expense of payments under the Services Plan and Trust Shares and Retail Shares bear series specific transfer agent charges), and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

   Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

   The following is a summary of transactions in portfolio shares and dividends to shareholders for the year ended October 31, 1995 (by series for each Fund) and for the year ended October 31, 1994 (in the aggregate):

TRANSACTIONS IN PORTFOLIO SHARES:

TAX-EXEMPT BOND:

                                               SHARE ACTIVITY                                 DOLLAR AMOUNTS
                                    --------------------------------------      --------------------------------------------
                                           YEAR ENDED                                   YEAR ENDED
                                        OCTOBER 31, 1995       YEAR ENDED            OCTOBER 31, 1995           YEAR ENDED,
                                    -----------------------    OCTOBER 31,      ---------------------------     OCTOBER 31,
                                       RETAIL       TRUST         1994              RETAIL        TRUST             1994
                                    ----------   ----------    -----------      ------------   ------------    -------------
Sold..............................     324,422    1,143,572     3,308,800       $  3,393,523   $ 11,981,067    $ 35,409,673
Issued to shareholders
    in reinvestment of dividends..     108,329        6,696       232,264          1,127,507         69,312       2,488,100
Repurchased.......................  (1,093,280)  (1,808,645)   (3,727,693)       (11,114,588)   (18,517,375)    (39,506,776)
                                    ----------   ----------    ----------       ------------   ------------    ------------
    Net Increase (decrease)
      in shares outstanding.......    (660,529)    (658,377)     (186,629)      $ (6,593,558)  $ (6,466,996)   $ (1,609,003)
                                    ==========   ==========    ==========       ============   ============    ============

NEW YORK MUNICIPAL BOND:

                                               SHARE ACTIVITY                                 DOLLAR AMOUNTS
                                    --------------------------------------      --------------------------------------------
                                           YEAR ENDED                                   YEAR ENDED
                                        OCTOBER 31, 1995       YEAR ENDED            OCTOBER 31, 1995           YEAR ENDED,
                                    -----------------------    OCTOBER 31,      ---------------------------     OCTOBER 31,
                                       RETAIL       TRUST         1994              RETAIL        TRUST             1994
                                    ----------   ----------    -----------      ------------   ------------    -------------
Sold..............................     819,060      534,383     2,889,091       $  8,557,413   $ 5,456,617     $ 31,043,962
Issued to shareholders
    in reinvestment of dividends..     133,768       14,344       177,005          1,383,629       148,397        1,856,804
Repurchased.......................  (1,266,830)    (855,234)   (2,690,606)       (12,892,384)   (8,630,284)     (28,346,703)
                                    ----------     --------    ----------       ------------   -----------     ------------
    Net Increase (decrease)
      in shares outstanding.......    (314,002)    (306,507)      375,490       $ (2,951,342)  $(3,025,270)    $  4,554,063
                                    ==========     ========    ==========       ============   ===========     ============

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

CONNECTICUT MUNICIPAL BOND:

                                               SHARE ACTIVITY                                 DOLLAR AMOUNT
                                    --------------------------------------      --------------------------------------------
                                           YEAR ENDED                                   YEAR ENDED
                                        OCTOBER 31, 1995       YEAR ENDED            OCTOBER 31, 1995           YEAR ENDED,
                                    -----------------------    OCTOBER 31,      ---------------------------     OCTOBER 31,
                                       RETAIL       TRUST         1994              RETAIL        TRUST            1994
                                    ----------   ----------    -----------      ------------   ------------    -------------
Sold..............................     249,241      116,490     1,511,757       $  2,461,093   $ 1,132,087     $ 15,195,592
Issued to shareholders
    in reinvestment of dividends..      52,285        2,465        70,055            505,845        23,783          684,789
Repurchased.......................    (495,791)    (195,278)     (943,619)        (4,667,739)   (1,846,223)      (9,229,425)
                                      --------     --------      --------         ----------    ----------       ----------
    Net Increase (decrease)
      in shares outstanding.......    (194,265)     (76,323)      638,193       $ (1,700,801)  $  (690,353)    $  6,650,956
                                      ========      =======       =======       ============   ===========     ============

MASSACHUSETTS MUNICIPAL BOND:

                                               SHARE ACTIVITY                                 DOLLAR AMOUNTS
                                    --------------------------------------      --------------------------------------------
                                           YEAR ENDED                                   YEAR ENDED
                                        OCTOBER 31, 1995       YEAR ENDED            OCTOBER 31, 1995           YEAR ENDED,
                                    -----------------------    OCTOBER 31,      ---------------------------     OCTOBER 31,
                                       RETAIL       TRUST         1994              RETAIL        TRUST            1994
                                    ----------   ----------    -----------      ------------   ------------    -------------
Sold..............................     410,284      307,893     1,374,710       $  3,953,342   $ 2,920,242     $ 13,589,538
Issued to shareholders
    in reinvestment of dividends..      42,549           71        58,516            406,422           681          566,229
Repurchased.......................    (589,053)    (161,596)   (1,031,542)        (5,497,814)   (1,537,381)      (9,955,477)
                                       --------     --------      --------         ----------    ----------       ----------
    Net Increase (decrease)
      in shares outstanding.......    (136,220)     146,368       401,684       $ (1,138,050)  $ 1,383,542     $  4,200,290
                                      ========      =======       =======       ============   ===========     ============

RHODE ISLAND MUNICIPAL BOND: (1)

                                      SHARE ACTIVITY        DOLLAR AMOUNTS
                                       PERIOD ENDED          PERIOD ENDED
                                     OCTOBER 31, 1995      OCTOBER 31, 1995
                                    -------------------  --------------------
                                          RETAIL               RETAIL
                                       ----------            ----------
Sold..............................      1,056,796          $ 10,940,054
Issued to shareholders
    in reinvestment of dividends..         11,026               115,793
Repurchased.......................        (51,042)             (532,866)
                                        ---------          ------------
    Net Increase (decrease)
      in shares outstanding.......      1,016,780          $ 10,522,981
                                       ==========          ============

-----------------------------
(1) As of October 31, 1995, the Rhode Island Municipal Bond Fund had not issued Trust Shares.

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

DIVIDENDS TO SHAREHOLDERS:

                                               TAX-EXEMPT BOND                            NEW YORK MUNICIPAL BOND
                                    --------------------------------------      --------------------------------------------
                                           YEAR ENDED                                   YEAR ENDED
                                        OCTOBER 31, 1995       YEAR ENDED            OCTOBER 31, 1995           YEAR ENDED,
                                    -----------------------    OCTOBER 31,      ---------------------------     OCTOBER 31,
                                       RETAIL       TRUST         1994              RETAIL        TRUST            1994
                                    ----------   ----------    -----------      ------------   ------------    -------------
Net investment income.............  $(1,567,694)  $(4,566,366)  $(6,923,711)    $ (1,910,077)  $(1,131,645)    $ (3,332,299)
Dividends in excess of
    net investment income.........          (19)           --        (1,783)              --            --               --
Net realized gain on
    investments...................           --            --            --               --            --               --
Dividends in excess of net
    realized gain on investments..           --            --    (1,174,223)              --            --               --
                                    -----------   -----------   -----------     ------------   -----------     ------------
      Total dividends.............  $(1,567,713)  $(4,566,366)  $(8,099,717)    $ (1,910,077)  $(1,131,645)    $ (3,332,299)
                                    ===========   ===========   ===========     ============   ===========     ============

                                          CONNECTICUT MUNICIPAL BOND                   MASSACHUSETTS MUNICIPAL BOND
                                    --------------------------------------      --------------------------------------------
                                           YEAR ENDED                                   YEAR ENDED
                                        OCTOBER 31, 1995       YEAR ENDED            OCTOBER 31, 1995           YEAR ENDED,
                                    -----------------------    OCTOBER 31,      ---------------------------     OCTOBER 31,
                                       RETAIL       TRUST         1994              RETAIL        TRUST            1994
                                    ----------   ----------    -----------      ------------   ------------    -------------
Net investment income............   $  (766,186)  $  (188,840)  $(1,110,575)    $   (675,007)  $  (316,695)    $ (1,117,161)
Net realized gain on
    investments..................            --            --            --               --            --               --
                                    -----------   -----------   -----------     ------------   -----------     ------------
      Total dividends............   $  (766,186)  $  (188,840)  $(1,110,575)    $   (675,007)  $  (316,695)    $ (1,117,161)
                                    ===========   ===========   ===========     ============   ===========     ============

                                                RHODE ISLAND MUNICIPAL BOND
                                                ---------------------------
                                                       PERIOD ENDED
                                                     OCTOBER 31, 1995
                                                ---------------------------
                                                          RETAIL
                                                       -----------
Net investment income......................            $  (287,771)
Net realized gain on
    investments............................                     --
                                                       -----------
      Total dividends......................            $  (287,771)
                                                       ===========

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

6. PURCHASES AND SALES OF SECURITIES

   The cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended October 31, 1995 were as follows:


FUND                                        PURCHASES              SALES
----                                       -----------         ------------
Tax-Exempt Bond.....................       $11,854,867         $ 27,761,782
New York Municipal Bond.............         2,491,200            7,980,633
Connecticut Municipal Bond..........         1,356,903            4,373,533
Massachusetts Municipal Bond........         4,231,233            3,863,551
Rhode Island Municipal Bond.........        12,242,522            2,134,279

   The aggregate gross unrealized appreciation, aggregate gross unrealized depreciation, net unrealized appreciation (depreciation), and cost of all securities as computed on a Federal income tax basis, at October 31, 1995 for each Fund is as follows:

FUND                                       APPRECIATION        (DEPRECIATION)
----                                       -----------         ------------
Tax-Exempt Bond.....................       $ 3,829,899          $  (805,975)
New York Municipal Bond.............         2,022,142             (276,468)
Connecticut Municipal Bond..........           323,296             (199,943)
Massachusetts Municipal Bond........           312,139             (132,077)
Rhode Island Municipal Bond.........           268,183                 (576)

FUND                                           NET                  COST
----                                       -----------         ------------
Tax-Exempt Bond.....................       $ 3,023,924         $114,956,471
New York Municipal Bond.............         1,745,674           62,555,778
Connecticut Municipal Bond..........           123,353           20,932,491
Massachusetts Municipal Bond........           180,062           22,754,482
Rhode Island Municipal Bond.........           267,607           10,164,419

    At October 31, 1995, the following Funds had capital loss carryforwards:

FUND                                          AMOUNT              EXPIRATION
----                                       -----------         ------------
Tax-Exempt Bond.....................       $     1,522               2002
                                               100,337               2003
New York Municipal Bond.............             9,630               2000
                                             1,195,340               2002
                                               676,456               2003
Connecticut Municipal Bond..........             3,795               2001
                                                36,223               2002
                                               685,391               2003
Massachusetts Municipal Bond........           229,478               2002
                                               487,619               2003

7. CONCENTRATION OF CREDIT

   The New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, and Rhode Island Municipal Bond Funds invest primarily in debt obligations issued by the State of New York, the State of Connecticut, the Commonwealth of Massachusetts and the State of Rhode Island, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

8. ACQUISITION OF THE SHAWMUT FUNDS

   At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Under the Agreement, all of the assets and liabilities of the Shawmut Connecticut Intermediate Municipal Income Fund and Massachusetts Intermediate Municipal Income Fund were transfered to the Galaxy Connecticut Municipal Bond Fund and the Galaxy Massachusetts Municipal Bond Fund, respectively, in exchange for shares of the Galaxy Connecticut Municipal Bond Fund and the Galaxy Massachusetts Municipal Bond Fund, respectively. Accordingly, the net assets of the Shawmut Connecticut Intermediate Municipal Income Fund Investment Shares and Trust Shares were exchanged for 765,050 Retail Shares and 185,222 Trust Shares of the Galaxy Connecticut Municipal Bond Fund and the net assets of the Shawmut Massachusetts Intermediate Municipal Income Fund Investment Shares and Trust Shares were exchanged for 1,090,523 Retail Shares and 179,482 Trust Shares of the Galaxy Massachusetts Municipal Bond Fund. In related transactions, the assets and liabilities of the other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualifies as a tax-free reorganization for Federal income tax purposes, was completed on December 4, 1995 following the approval of the reorganization by The Shawmut Fund shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Appreciation associated with the transaction:

                                                                           Before Acquisition                After Acquisition
                                                                 --------------------------------------      -----------------
                                                                     Galaxy                 Shawmut               Galaxy
                                                                  Connecticut             Connecticut           Connecticut
                                                                   Municipal              Intermediate           Municipal
                                                                      Bond               Municipal Bond            Bond
                                                                 -------------            -------------      -----------------
Net Assets...........................................            $  22,703,295            $  9,758,479         $  32,461,774
Shares outstanding...................................                2,210,642                 963,404             3,160,914
Retail and trust Net Asset Value, per share..........            $       10.27            $      10.13         $       10.27
Unrealized Appreciation..............................            $     435,707            $    182,610

                                                                           Before Acquisition                After Acquisition
                                                                 --------------------------------------      -----------------
                                                                     Galaxy                  Shawmut              Galaxy
                                                                 Massachusetts            Massachusetts        Massachusetts
                                                                   Municipal              Intermediate           Municipal
                                                                      Bond               Municipal Bond            Bond
                                                                 -------------            -------------      -----------------
Net Assets...........................................            $  24,534,165            $ 12,840,124         $  37,374,289
Shares outstanding...................................                2,426,213               1,270,005             3,696,218
Retail and Trust Net Asset Value, per share..........            $       10.11            $      10.11         $       10.11
Unrealized Appreciation..............................            $     501,126            $    199,433

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

9. IMPOSITION OF FRONT-END SALES LOAD

   Effective December 1, 1995, the public offering price for Retail Shares of the Funds will be the sum of the net asset value of the Retail Shares purchased plus, if applicable, a maximum 3.75% front-end sales charge. Reduced sales charges are available. No sales charge will be assessed on certain transactions and/or investors, including purchases by persons who were beneficial owners of shares of Galaxy or any other funds advised by Fleet Investment Advisors Inc. or its affiliates before December 1, 1995.

--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED):

    During the fiscal year ended October 31, 1995, the Fund earned 100% of it's income from municipal obligations which generally qualify as exempt from federal and state taxation.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Galaxy Fund:

     We have audited the accompanying statements of assets and liabilities of the Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund (five series of The Galaxy Fund), including the portfolios of investments, as of October 31, 1995, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of The Galaxy Fund as of October 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


Boston, Massachusetts                         Coopers & Lybrand L.L.P.
December 8, 1995

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                                       71

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                                       72

------------------------------

          Trustees
        and Officers

    Dwight E. Vicks, Jr.
    Chairman and Trustee

       John T. O'Neill
    President, Treasurer
         and Trustee

     Louis DeThomasis,
        F.S.C., Ph.D.
           Trustee

      Donald B. Miller
           Trustee

        James M. Seed
           Trustee

     Bradford S. Wellman
           Trustee

          W. Bruce
     McConnel, III, Esq.
          Secretary

       Louis J. Russo
     Assistant Treasurer

        Neil Forrest
      Vice President &
     Assistant Treasurer


     Investment Adviser

      Fleet Investment
        Advisors Inc.
      50 Kennedy Plaza
  Providence, Rhode Island
            02903


         Distributor

       440 Financial
     Distributors, Inc.
 290 Donald Lynch Boulevard
         Marlboro,
     Massachusetts 01752


        Administrator

     First Data Investor
    Services Group, Inc.
  (formerly The Shareholder
    Services Group, Inc.
    d/b/a 440 Financial)
     4400 Computer Drive
         Westboro,
  Massachusetts 01581-5108

------------------------------

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.


                 [PRINTED ON RECYCLED PAPER LOGO APPEARS HERE]


                  This report was printed on recycled paper.

------------------                                              ----------------
                                                                BULK RATE
   [LOGO OF                                                     U.S. POSTAGE
     GALAXY          4400 Computer Drive                        PAID
     FUNDS           Box 5108                                   PERMIT NO. 54201
  APPEARS HERE]      Westboro, MA 01581-5108                    BOSTON, MA




FN-243 (12/95)